Exhibit 10.1

CREDIT AGREEMENT

dated as of August 6, 2026

among

NCPCIF SPV VI, LLC,
as the Borrower,

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND,
as Servicer,

the Lenders Referred to Herein,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Loan Agent,

THE BANK OF NOVA SCOTIA,
as Syndication Agent,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Collateral Agent and Collateral Administrator

and

U.S. BANK NATIONAL ASSOCIATION,
Custodian

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS AND INTERPRETATION 2

Section 1.1	Definitions	2
Section 1.2	Accounting Terms and Determinations, UCC Terms and S&P Rating	67
Section 1.3	Assumptions and Calculations with respect to Collateral Loans	68
Section 1.4	Cross-References; References to Agreements	71
Section 1.5	Reference to Secured Parties	71

ARTICLE II THE LOANS 71

Section 2.1	The Commitments	71
Section 2.2	Making of the Loans	72
Section 2.3	Evidence of Indebtedness; Notes	73
Section 2.4	Maturity of Loans	74
Section 2.5	Interest Rates	74
Section 2.6	Commitment Fees.	75
Section 2.7	Reduction of Commitments; Conversion; Prepayments	75
Section 2.8	General Provisions as to Payments	79
Section 2.9	Funding Losses	80
Section 2.10	Computation of Interest and Fees	80
Section 2.11	No Cancellation of Indebtedness	80
Section 2.12	Loan Held by Borrower Affiliated Holders	81
Section 2.13	Subordination	81

ARTICLE III CONDITIONS TO BORROWINGS 82

Section 3.1	Effectiveness of Commitments	82
Section 3.2	Initial Borrowings and Issuance	84
Section 3.3	Borrowings and Issuance	86

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE BORROWER 87

Section 4.1	Existence and Power	87
Section 4.2	Power and Authority	88
Section 4.3	No Violation	88
Section 4.4	Litigation	88
Section 4.5	Compliance with ERISA	88
Section 4.6	Environmental Matters	89
Section 4.7	Taxes	89
Section 4.8	Full Disclosure	89
Section 4.9	Solvency	89
Section 4.10	Use of Proceeds; Margin Regulations	90
Section 4.11	Governmental Approvals	90
Section 4.12	Investment Company Act	90
Section 4.13	Representations and Warranties in Loan Documents	90

i

ii Section 4.14 Ownership of Assets ...............................................................................90 Section 4.15 No Default ...............................................................................................90 Section 4.16 Labor Matters ..........................................................................................90 Section 4.17 Subsidiaries/Equity Interests ...................................................................91 Section 4.18 Ranking ...................................................................................................91 Section 4.19 Representations Concerning Collateral ...................................................91 Section 4.20 Ordinary Course ......................................................................................91 Section 4.21 Anti-Money Laundering and Anti-Terrorism Finance Laws ..................91 Section 4.22 Anti-Corruption Laws .............................................................................91 Section 4.23 Sanctions Laws .......................................................................................92 Section 4.24 Compliance with Laws ...........................................................................93 ARTICLE V AFFIRMATIVE AND NEGATIVE COVENANTS OF THE BORROWER .................................................................................................................................93 Section 5.1 Information .............................................................................................93 Section 5.2 Payment of Obligations ...........................................................................94 Section 5.3 Employees ...............................................................................................94 Section 5.4 Good Standing ........................................................................................94 Section 5.5 Compliance with Laws ...........................................................................94 Section 5.6 Books and Records. ................................................................................94 Section 5.7 Existence .................................................................................................94 Section 5.8 Subsidiaries; Equity Interest ...................................................................94 Section 5.9 Investments .............................................................................................94 Section 5.10 Restriction on Fundamental Changes .....................................................95 Section 5.11 ERISA .....................................................................................................96 Section 5.12 Liens ........................................................................................................96 Section 5.13 Business Activities ..................................................................................96 Section 5.14 [Reserved] ...............................................................................................96 Section 5.15 Anti-Money Laundering and Anti-Terrorism Finance Laws; Foreign Corrupt Practices Act; Sanctions Laws .....................................96 Section 5.16 Indebtedness ............................................................................................96 Section 5.17 Use of Proceeds .......................................................................................96 Section 5.18 Bankruptcy Remoteness; Separateness ...................................................96 Section 5.19 Maturity Amendments ............................................................................98 Section 5.20 Hedging ...................................................................................................99 Section 5.21 Title Covenants .......................................................................................99 Section 5.22 Further Assurances................................................................................100 Section 5.23 Costs of Transfer Taxes and Expenses .................................................100 Section 5.24 Collateral Agent May Perform ..............................................................100 Section 5.25 Notice of Name Change ........................................................................101 Section 5.26 Delivery of Related Contracts ...............................................................101 Section 5.27 Delivery of Proceeds .............................................................................101 Section 5.28 Performance of Obligations ..................................................................101 Section 5.29 Limitation on Dividends .......................................................................101 Section 5.30 Renewal of Credit Estimates .................................................................101 Section 5.31 Annual Rating Review ..........................................................................102 Section 5.32 Amendment to Loan Documents ..........................................................102 iii Section 5.33 Transactions With Affiliates .................................................................102 Section 5.34 [Reserved] .............................................................................................102 Section 5.35 Tax Matters as to the Borrower ............................................................102 ARTICLE VI EVENTS OF DEFAULT ......................................................................................103 Section 6.1 Events of Default ..................................................................................103 Section 6.2 Remedies ...............................................................................................105 Section 6.3 Additional Collateral Provisions ...........................................................106 Section 6.4 Application of Proceeds ........................................................................111 Section 6.5 Capital Contributions ............................................................................112 ARTICLE VII THE AGENTS .....................................................................................................113 Section 7.1 Appointment and Authorization ...........................................................113 Section 7.2 Agents and Affiliates ............................................................................113 Section 7.3 Actions by Agent ..................................................................................113 Section 7.4 Delegation of Duties; Consultation with Experts .................................113 Section 7.5 Limitation of Liability of Agents ..........................................................114 Section 7.6 Indemnification .....................................................................................120 Section 7.7 Credit Decision .....................................................................................120 Section 7.8 Successor Agent ....................................................................................120 Section 7.9 Erroneous Payment ...............................................................................121 Section 7.10 Compensation .......................................................................................123 Section 7.11 No Other Duties ....................................................................................124 ARTICLE VIII ACCOUNTS AND COLLATERAL .................................................................124 Section 8.1 Collection of Money .............................................................................124 Section 8.2 Collection Account ...............................................................................125 Section 8.3 Payment Account; Future Funding Reserve Account; Interest Reserve Account; Lender Collateral Account; Closing Expense Account .................................................................................................128 Section 8.4 Custodial Account .................................................................................134 Section 8.5 Acquisition of Collateral Loans and Eligible Investments ...................135 Section 8.6 Release of Security Interest in Sold Collateral Loans and Eligible Investments; Release of Security Interests Upon Termination .............136 Section 8.7 Method of Collateral Transfer ..............................................................136 Section 8.8 Continuing Liability of the Borrower ...................................................138 Section 8.9 Reports ..................................................................................................138 ARTICLE IX APPLICATION OF MONIES ..............................................................................140 Section 9.1 Disbursements of Funds from Payment Account .................................140 ARTICLE X SALE OF COLLATERAL LOANS; ELIGIBILITY CRITERIA; CONDITIONS TO SALES AND PURCHASES ........................................................................144 Section 10.1 Sale of Collateral Loans ........................................................................144 Section 10.2 Eligibility Criteria .................................................................................147 Section 10.3 Conditions Applicable to all Sale and Purchase Transactions ..............147 ARTICLE XI CHANGE IN CIRCUMSTANCES ......................................................................148

iv Section 11.1 Inability to Determine Rates .................................................................148 Section 11.2 Illegality ................................................................................................148 Section 11.3 Increased Cost and Reduced Return .....................................................149 Section 11.4 Taxes .....................................................................................................150 Section 11.5 Replacement of Lenders .......................................................................155 Section 11.6 Benchmark Replacement; Conforming Changes. .................................157 ARTICLE XII MISCELLANEOUS ............................................................................................158 Section 12.1 Notices ..................................................................................................158 Section 12.2 No Waivers ...........................................................................................159 Section 12.3 Expenses; Indemnification ....................................................................159 Section 12.4 Sharing of Set-Offs ...............................................................................161 Section 12.5 Amendments and Waivers ....................................................................161 Section 12.6 Successors and Assigns .........................................................................163 Section 12.7 Collateral; QP Status .............................................................................165 Section 12.8 Governing Law; Submission to Jurisdiction .........................................166 Section 12.9 Marshalling; Recapture .........................................................................166 Section 12.10 Counterparts; Integration; Effectiveness ...............................................166 Section 12.11 Waiver of Jury Trial ..............................................................................167 Section 12.12 Survival .................................................................................................167 Section 12.13 Domicile of Loans.................................................................................167 Section 12.14 Limitation of Liability ...........................................................................167 Section 12.15 Recourse; Non-Petition .........................................................................167 Section 12.16 Confidentiality ......................................................................................168 Section 12.17 [Reserved] .............................................................................................169 Section 12.18 Direction to U.S. Bank ..........................................................................169 Section 12.19 Borrowings/Loans Made in the Ordinary Course of Business .............169 Section 12.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ............................................................................................169 Section 12.21 PATRIOT Act .......................................................................................170 Section 12.22 Severability ...........................................................................................170 Section 12.23 Acknowledgement Regarding Any Supported QFCs ...........................170 Section 12.24 No Advisory or Fiduciary Responsibility .............................................171 Section 12.25 Usury Savings Clause ...........................................................................172 ARTICLE XIII ASSIGNMENT OF THE MASTER TRANSFER AGREEMENT ...................172 Section 13.1 Assignment of the Master Transfer Agreement ....................................172 ARTICLE XIV RELATED CONTRACTS.................................................................................174 Section 14.1 Delivery of Related Contracts ...............................................................174 Section 14.2 Access to Certain Documentation and Information Regarding the Related Contracts ..................................................................................175 Section 14.3 Custodian Agent....................................................................................175 ARTICLE XV ..............................................................................................................................175 SERVICING ................................................................................................................................175 Section 15.1 Appointment. ........................................................................................175 v Section 15.2 Resignation of the Servicer; Termination of Servicer; Appointment of Successor Servicer ......................................................175 Section 15.3 Duties of the Servicer ............................................................................176 Section 15.4 Representations and Warranties of the Servicer. ..................................180 Section 15.5 Covenants Relating to the Servicer. ......................................................182 Section 15.6 Negative Covenants of the Servicer. .....................................................184 Section 15.7 Collateral Reporting. .............................................................................184 Section 15.8 Servicer Compensation. ........................................................................185 Section 15.9 Exculpation. ..........................................................................................185

vi SCHEDULES AND EXHIBITS Schedule A - Approved Appraisal Firms Schedule B - S&P Industry Classifications Schedule C – Diversity Score Schedule D - S&P Recovery Rate and Default Rate Tables Schedule E - Lender Commitment Amounts Schedule F - Structure Chart Schedule G - Transaction Summary Exhibit A - Form of Note for Loans Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Assignment and Assumption Agreement Exhibit D - Scope of Collateral Report Exhibit E - Scope of Payment Date Report Exhibit F – [Reserved] Exhibit G – [Reserved] Exhibit H – [Reserved] Exhibit I - Form of Tax Compliance Certificate Exhibit J - Form of Document Checklist Exhibit K – [Reserved] Exhibit L – Form of Prepayment/Commitment Reduction Notice CREDIT AGREEMENT THIS CREDIT AGREEMENT dated as of August 6, 2026, is entered into by and among NCPCIF SPV VI, LLC (formerly known as NUVEEN CHURCHILL BDC V SPV I LLC), a Delaware limited liability company, as Borrower, NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, a Delaware statutory trust, as Servicer, the Lenders party hereto from time to time, THE BANK OF NOVA SCOTIA, as Syndication Agent, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION ("U.S. Bank"), as Loan Agent, Collateral Agent and Collateral Administrator, and U.S. BANK NATIONAL ASSOCIATION, as Custodian. W I T N E S S E T H: WHEREAS, the Borrower desires that the Lenders make Loans, in the case of the Class A-R Loans, on a revolving basis, and in the case of the Class A-T Loans and the Class B Loans, on a term basis, in each case to the Borrower on the terms and subject to the conditions set forth in this Agreement, and each Lender is willing to make Loans to the Borrower on the terms and subject to the conditions set forth in this Agreement; WHEREAS, the proceeds of the Loans made by the Lenders to the Borrower from the Borrower shall be used by the Borrower to acquire and originate Collateral Loans and as otherwise specified in Section 5.17, all in accordance with the terms hereof. NOW, THEREFORE, the Borrower, the Lenders, the Loan Agent and the Collateral Agent hereby agree as follows: GRANTING CLAUSE To secure the due and punctual payment and performance of all Obligations, howsoever created, arising or evidenced, whether now or hereafter existing, in accordance with the terms thereof, the Borrower hereby Grants to the Collateral Agent for the benefit of the Secured Parties a security interest in all of the Borrower's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "Pledged Collateral"): (a) all Collateral Loans, all other loans and securities of the Borrower whether or not such loans and securities constitute Collateral Loans, all Related Contracts and Collections with respect thereto, all collateral security granted under any Related Contracts, and all interests in any of the foregoing, whether now or hereafter existing; (b) (i) the Custodial Account and all Collateral which is delivered to the Collateral Agent pursuant to the terms hereof and all payments thereon or with respect thereto, (ii) each of the other Covered Accounts and (iii) Eligible Investments or other investments (whether or not such investments constitute Eligible Investments) acquired with funds on deposit in the Covered Accounts, and all income or Distributions from the investment of funds in the Covered Accounts; (c) cash, Money, securities, reserves and other property now or at any time in the possession of the Borrower or which is delivered to or received by the Collateral Agent or its bailee, agent or custodian by the Borrower or on behalf of the Borrower (including,

2 without limitation, all Eligible Investments and other investments with respect to any Collateral or proceeds thereof); (d) all liens, security interests, property or assets securing or otherwise relating to any Collateral Loan, Eligible Investment, other investment, Collateral or any Related Contract (collectively, the "Related Property"); (e) the Interest Hedge Agreements (if any); (f) the Master Transfer Agreement; (g) the Account Control Agreement; (h) the Collateral Administration Agreement; (i) all other accounts, chattel paper, deposit accounts, financial assets, general intangibles, instruments, investment property, letter-of-credit rights and other supporting obligations relating to the foregoing (in each case as defined in the UCC); (j) all other tangible and intangible personal property whatsoever of the Borrower; and (k) all products, proceeds, rents and profits of any of the foregoing, all substitutions therefor and all additions and accretions thereto (whether the same now exist or arise or are acquired), including, without limitation, proceeds of insurance policies insuring any or all of the foregoing, any indemnity or warranty payable by reason of loss or damage to or otherwise in respect of any of the foregoing or any guaranty. Except as set forth in the Priority of Payments, the Loans are secured by the foregoing Grant equally and ratably without prejudice, priority or distinction between any Loan and any other Loan by reason of difference in time of borrowing or otherwise. ARTICLE I DEFINITIONS AND INTERPRETATION Section 1.1 Definitions. The following terms, as used herein, have the following meanings: "ABL Facility" means a lending facility pursuant to which the loans thereunder are secured by (i) a perfected, first priority security interest in accounts receivable, inventory and cash of the related Obligor and (ii) a perfected, second priority security interest in equipment and other assets and property of the related Obligor, in each case where such collateral security consists of assets generated or acquired by the related Obligor in its business. "Account Control Agreement" means the Account Control Agreement among the Borrower, as debtor, the Collateral Agent, as secured party, and the Securities Intermediary, dated 3 on or about the Closing Date, as such agreement may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof. "Adjusted Break-Even Default Rate" means the rate equal to (a)(i) the Break-Even Default Rate multiplied by (ii)(x) the Target Initial Par Amount divided by (y) Total Capitalization plus the S&P CDO Monitor Cash Adjustment plus (b)(i)(x) Total Capitalization plus the S&P CDO Monitor Cash Adjustment minus (y) the Target Initial Par Amount divided by (ii)(x) Total Capitalization plus the S&P CDO Monitor Cash Adjustment multiplied by (y) 1 minus the Weighted Average S&P Recovery Rate. "Administrative Expenses" means, without duplication, fees, expenses (including indemnities and other amounts under Section 12.3) and other amounts due or accrued, including fees of counsel, agents and experts, and disbursements with respect to any Quarterly Payment Date and any other date fixed for payment of such amounts (including, with respect to any Quarterly Payment Date, any such amounts that were due and not paid on any prior Quarterly Payment Date) and payable in the following order by the Borrower to: (a) first, the Collateral Agent in respect of the Collateral Agent Fee and any fees owed to the Custodian, the Collateral Administrator and the Securities Intermediary, and for the reimbursement of other reasonable and documented Administrative Expenses and disbursements incurred and payable hereunder to the Collateral Agent, the Collateral Administrator, the Custodian and the Securities Intermediary under any Loan Documents, in accordance with the provisions of this Agreement; (b) second, the Loan Agent in respect of the Loan Agent Fee and for the reimbursement of reasonable and documented Administrative Expenses and disbursements incurred and payable hereunder to the Loan Agent in accordance with the provisions of this Agreement and the Collateral Agent Fee Letter; (c) third, on a pro rata basis, the following amounts (excluding indemnities) to the following parties: (i) first, to the Servicer for the reimbursement of reasonable and documented expenses and disbursements incurred by the Servicer in accordance with the provisions of this Agreement, including any appraisal fees and any other out-of-pocket expenses incurred in connection with the Collateral Loans and payable to third parties and including any amounts payable by the Servicer in connection with any advances made to protect or preserve rights against an Obligor or to indemnify an agent or representative for lenders pursuant to any Related Contracts (but excluding any Servicing Fee), and second, to the Borrower for the reimbursement of reasonable and documented expenses and disbursements incurred by the Borrower in accordance with the provisions of this Agreement, including any out-of-pocket expenses incurred in connection with the Collateral Loans and payable to third parties and including any amounts payable by the Borrower in connection with any advances made to protect or preserve rights against an Obligor or to indemnify an agent or representative for lenders pursuant to any Related Contracts;

4 (ii) the Rating Agency for fees and reasonable and documented expenses in connection with any rating of the Loans or the Collateral Loans, including fees related to the obtaining of credit estimates by S&P and ongoing Rating Agency surveillance fees; (iii) any other Person in respect of any Indemnified Tax incurred on behalf of the Borrower; and (iv) any other Person in respect of any other fees or expenses expressly permitted under this Agreement and the documents delivered pursuant to or in connection with this Agreement and the Loan Documents; and (d) fourth, on a pro rata basis, indemnities payable to any Person permitted under this Agreement and the documents delivered pursuant to or in connection with this Agreement and the Loan Documents not otherwise paid; provided that Administrative Expenses shall not include (i) any salaries of any employees of the Borrower (for the avoidance of doubt, the Borrower does not pay any salaries) (but Administrative Expenses may include any fees, reimbursements, indemnities, costs and expenses payable to the directors, managers and/or independent directors or managers of the Borrower) or the Servicer, (ii) any Increased Costs, (iii) any Servicing Fees or (iv) amounts due or accrued with respect to actions taken on or in connection with the Closing Date. "Administrative Officer" means, when used with respect to the Collateral Agent or Loan Agent (or U.S. Bank or any Affiliate thereof in each of their respective capacities under the Loan Documents), any vice president, assistant vice president, treasurer, assistant treasurer, secretary, assistant secretary, trust officer, associate or any other officer of the Collateral Agent or the Loan Agent, who shall have direct responsibility for the administration of this Agreement or to whom any corporate trust matter is referred within the Corporate Trust Office or the other office of the Loan Agent, because of his or her knowledge of and familiarity with the particular subject. "Affiliate" or "Affiliated" means, with respect to any Person, (a) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (b) any other Person who is a director, officer or employee of (i) such Person, (ii) any subsidiary or parent company of such Person or (iii) any Person described in clause (a) above; provided that, solely for purposes of clause (c) of "Concentration Limitations", the term "Affiliate" as used therein with respect to any Obligor shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor (except if any such Person or Obligor provides collateral under, guarantees or otherwise supports the obligations of the other such Person or Obligor). "Agents" means the Syndication Agent, the Loan Agent, the Custodian, the Collateral Agent, the Collateral Administrator and the Securities Intermediary, and "Agent" means any of them. 5 "Aggregate Maximum Principal Balance" means, when used with respect to all or a portion of the Collateral Loans, the sum of the Maximum Principal Balances of all or of such portion of such Collateral Loans. "Aggregate Participation Exposure" means, at any time, the Maximum Principal Balance of all Collateral Loans that are in the form of Participation Interests owned by the Borrower at such time. "Aggregate Principal Balance" means, when used with respect to all or a portion of the Collateral Loans, the sum of the Principal Balances of all or of such portion of such Collateral Loans. "Agreement" means this Credit Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative. "Alternate Base Rate" means, for any day, a fluctuating rate of interest per annum equal to the greater of (i) zero and (ii) the higher of: (a) the Prime Rate in effect on such day; and (b) the Federal Funds Rate in effect on such day plus ½ of 1% per annum. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively. The Alternate Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer of any Agent or any Lender. Interest calculated pursuant to clause (a) above will be determined based on a year of 365 days or 366 days, as applicable, and actual days elapsed. Interest calculated pursuant to clause (b) above will be determined based on a year of 360 days and actual days elapsed. "Anti-Corruption Laws" is defined in Section 4.22. "Anti-Terrorism Laws" is defined in Section 4.21. "Applicable Law" means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject. "Applicable Lending Office" means, with respect to any Lender, the office or offices designated as its "Lending Office" as such Lender may from time to time specify in writing to the Borrower and the Loan Agent.

6 "Applicable Margin" means (i) in respect of the Class A Loans, 1.58% per annum and (ii) in respect of the Class B Loans, 1.93% per annum. "Applicable Rate" means the sum of (x) the Benchmark applicable to the relevant Interest Period plus (y) the Applicable Margin. "Appraisal" means, with respect to any Collateral Loan, an appraisal of either (A) such Collateral Loan or (B) the assets securing such Collateral Loan, in each case, that is conducted by an Approved Appraisal Firm on the basis of the fair market value of such Collateral Loan or such assets (that is, the price that would be paid by a willing buyer to a willing seller of such Collateral Loan or such assets in a commercially reasonable sale on an arm's-length basis). Any Appraisal required hereunder (i) may be in the form of an update or reaffirmation by an Approved Appraisal Firm of an Appraisal previously performed by an Approved Appraisal Firm and (ii) shall be provided within five Business Days following completion of such appraisal to the Collateral Agent for purposes of the Collateral Report. "Appraised Value" means, with respect to any Collateral Loan, the Appraisal value (determined in Dollars, and which, if Appraisals for both of the following are available, clause (a) below shall govern) of either (a) such Collateral Loan or (b) the assets securing such Collateral Loan, net of estimated costs of their liquidation as determined by the applicable Approved Appraisal Firm, in each case as set forth in the related Appraisal or, if a range of values is set forth therein, the midpoint of such values; provided that (i) the Appraised Value of any Collateral Loan shall in no case be greater than its Maximum Principal Balance and (ii) in the case of clause (b), if the Borrower owns less than 100% of the total lenders' interests secured by the assets securing any Collateral Loan or has sold participation interests in such Collateral Loan, then the Appraised Value with respect to such Collateral Loan will be reduced to reflect the proportionate interests of all other lenders or participants secured by such assets (taking into account the relative seniority of all such lenders and participants) that rank pari passu with or senior to (including with respect to liquidation) the Borrower's interest under the Collateral Loan. "Approved Appraisal Firm" means those entities whose names are set forth on Schedule A, as it may be amended from time to time by the Servicer; provided that (a) any such entity added to Schedule A after the Closing Date shall be an independent appraisal firm (i) recognized as being experienced in conducting valuations of loans of the type constituting Collateral Loans and (ii) that the Borrower, or the Servicer in accordance with the Servicing Standard, determines is qualified with respect to each Collateral Loan. In connection with such designation, the Borrower or the Servicer shall deliver an updated Schedule A to the parties hereto, which updated Schedule A shall replace any previous Schedule A. Notwithstanding the foregoing, at no time may the Borrower, the Servicer or any Affiliate thereof be an Approved Appraisal Firm. "Approved Foreign Jurisdiction" means each of Canada, any Group I Country, any Group II Country or any Group III Country; provided that each such country has (i) a ceiling for foreign currency bonds that is at least "Aa2" by Moody's and (ii) a foreign currency issuer credit rating that is at least "AA" by S&P. "Approved Fund" means any fund, insurance company, or other entity or account managed by a Lender, an Affiliate of a Lender or the investment advisor (or Affiliate thereof) of a Lender, 7 including any beneficiary under a trust agreement in which a Lender, Affiliate of a Lender, or investment advisor of a Lender (or an Affiliate thereof) is also the investment advisor of the grantor under such trust agreement. "Approved Indices" has the meaning assigned to such term in the definition of "Eligible Loan Index". "Approved Lender" means with respect to any Class A-R Lender any Lender that is a financial institution (including a securities broker-dealer or Affiliate thereof) or other institutional lender with a short-term rating by S&P of at least A-2 (or an entity whose obligations hereunder are absolutely and unconditionally guaranteed by an entity that has a short-term rating by S&P of at least A-2 and meets then-current S&P guarantee criteria at such time); provided, that (w) any Class A-R Lender that has fully funded the Lender Collateral Account in accordance with the provisions set forth in Sections 8.3(d) and 11.5(b)(i) shall be deemed to be an Approved Lender notwithstanding that its ratings are below such levels, (x) [reserved], (y) after the Class A-R Commitment Period, there shall be no requirement that any Class A-R Lenders be Approved Lenders and (z) unless an Event of Default has occurred and is continuing or consented to by the Borrower, no Competitor shall be an Approved Lender. "Arranger" means Scotiabank. "Arranger Fee Letter" means the fee letter, dated on or about the Closing Date, between the Borrower, the Parent and Scotiabank, as amended, restated, supplemented or otherwise modified from time to time. "Assignment and Assumption" means an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto, entered into by a Lender, an assignee, the Borrower (if applicable) and the Loan Agent (if applicable). "Assumed Investment Rate" means, at any time, the Benchmark minus 0.50% per annum; provided that the Assumed Investment Rate shall not be less than 0.00%. "Authorized Officer" means: (a) with respect to each of the Borrower, the Servicer and the Seller, those of its respective officers, authorized representatives and agents whose signatures and incumbency shall have been certified to the Agents on the Closing Date pursuant to the documents delivered pursuant to Section 3.1 or thereafter from time to time in substantially similar form; and (b) with respect to any Agent or any other bank or trust company acting as trustee of an express trust or as custodian, an Administrative Officer thereof. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary. "Available Tenor" means, as of any date of determination and with respect to the then- current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark

8 (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of "Interest Period" pursuant to Section 11.6(d). "Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. "Bail-In Legislation" means (a) at any time, the then applicable Commission Delegated Regulation (if any) supplementing the Bank Recovery and Resolution Directive in relation to Article 55 thereof and (b) with respect to any EEA Member Country implementing Article 55 of the Bank Recovery and Resolution Directive, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. "Bank Recovery and Resolution Directive" means Directive 2014/59/EU of the European Parliament and of the Council of the European Union. "Bankruptcy Code" means Title 11 of the United States Code, entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes. "Bankruptcy Law" means the Bankruptcy Code or any similar federal law or state law for the relief of debtors and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, arrangement, receivership, interim-receivership, insolvency, reorganization, winding-up or similar debtor relief applicable laws including any laws relating to the compromise or settlement of debt with creditors or any class of them (including under corporate statutes) of the United States or states thereof from time to time in effect and affecting the rights of creditors generally. "Benchmark" means, initially, Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to Term SOFR or the then-current Benchmark, then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior Benchmark rate pursuant to Section 11.6(a); provided further that the Benchmark shall not be less than zero. "Benchmark Replacement" means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Servicer for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR; (b) if the Benchmark provided pursuant to clause (a) above is not available, the sum of: (i) the alternate benchmark rate that has been selected by the Servicer giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; or 9 (c) if the Benchmark provided pursuant to clauses (a) and (b) above is not available, the Alternate Base Rate; If the Benchmark Replacement as determined pursuant to clauses (a), (b) or (c) above would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. "Benchmark Replacement Adjustment" means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Servicer giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. "Benchmark Replacement Date" means a date and time determined by the Servicer, which date shall be no later than the earliest to occur of the following events with respect to the then- current Benchmark: (a) in the case of clause (a) or (b) of the definition of "Benchmark Transition Event," the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of "Benchmark Transition Event," the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

10 "Benchmark Transition Event" means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). "Benchmark Unavailability Period" means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement pursuant to clauses (a) or (b) of such definition has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 11.6 and (b) ending at the time that a Benchmark Replacement pursuant to clauses (a) or (b) of such definition has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 11.6. "Beneficial Ownership Certification" means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. 11 "Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230. "Bond" means an obligation that (a) constitutes borrowed money and (b) is in the form of, or represented by, a bond, note, certificated debt security or other debt security (other than any of the foregoing that evidences a Senior Secured Loan, a First Lien/Last Out Loan, a Second Lien Loan, or a Participation Interest in a Senior Secured Loan, a First Lien/Last Out Loan, a Second Lien Loan). "Borrower" means NCPCIF SPV VI, LLC, a Delaware limited liability company. "Borrower Affiliated Holder" means any Lender that is (or has granted a participation (but only to the extent of such participation) to or for the benefit of) the Borrower, the Servicer or an Affiliate of the Borrower or the Servicer. "Borrower Order" means a written order or request (which may be a standing order or request) dated and signed in the name of the Borrower by an Authorized Officer of the Borrower or by an Authorized Officer of the Servicer on behalf of the Borrower, which order or request may also be provided by email or other electronic communication unless an Agent requests otherwise. For purposes of Section 8.5, Section 8.6 and Article X of this Agreement and the release, sale or acquisition of any Collateral hereunder, "Borrower Order" shall also mean delivery to an Agent by the Borrower or the Servicer on its behalf, by email or otherwise in writing, of a trade ticket, confirmation of trade, instruction to post or to commit to the trade, "SWIFT" message, message via Markit Loan Settlement Custodial Services (Markit CIDD) or any other electronic communication or language, which shall constitute a direction and certification that the transaction is in compliance with and satisfies all applicable provisions of Section 8.5, Section 8.6 or Article X of this Agreement, as applicable. "Borrowing" means the borrowing of a Loan pursuant to Section 2.2. "Borrowing Date" means the date of a Borrowing. "Break-Even Default Rate" means, with respect to the Collateral Loans: (i) during any S&P CDO Monitor Formula Election Period, the rate equal to (a) 0.190716 plus (b) the product of (x) 2.543763 and (y) the Weighted Average Spread plus (c) the product of (x) 1.296339 and (y) the Weighted Average S&P Recovery Rate or (ii) during any S&P CDO Monitor Model Election Period, the maximum percentage of defaults, at any time, that the Current Portfolio or the Proposed Portfolio, as applicable, can sustain, as determined by S&P, through application of the S&P CDO Monitor chosen by the Servicer in accordance with this Agreement that is applicable to the portfolio of Collateral Loans, which, after giving effect to S&P's assumptions on recoveries, defaults and timing and to the Priority of Payments, will result in sufficient funds remaining for the payment of the Collateral Loans in full. "Bridge Loan" means any loan or other obligation that (a) is unsecured and is incurred in connection with a merger, acquisition, consolidation or sale of all or substantially all of the assets of a person or similar transaction and (b) by its terms, is required to be repaid within one year of the incurrence thereof with proceeds from additional borrowings or other refinancings (it being understood that (x) any such loan or other obligation for which one or more financial institutions shall have provided the Obligor of such loan or other obligation with a binding written commitment

12 to provide replacement financing, so long as (i) such commitment is equal to the outstanding principal amount of the Bridge Loan and (ii) such committed replacement facility has a maturity of at least one year and cannot be extended beyond such one year maturity pursuant to the terms thereof, and (y) any such loan or other obligation that has a nominal maturity date of one year or less from the incurrence thereof but has a term-out or other provision whereby (automatically or at the sole option of the Obligor thereof) the maturity of the indebtedness thereunder may be extended to a later date is not a Bridge Loan). "Business Day" means any day except a Saturday, Sunday or a day on which commercial banks in New York, New York, or in the city in which the Corporate Trust Office of the Collateral Agent is located (initially being Charlotte, North Carolina) are authorized or required by law to close; provided that if the location of the Corporate Trust Office of the Collateral Agent changes at any time, the Collateral Agent shall provide prompt written notice of such change to the Borrower and the Lenders. "Calculation Date" means the date that is 10 Business Days prior to each Quarterly Payment Date. "Cash" means such coin or currency of the United States of America as at the time shall be legal tender for payment of all public and private debts. "CCC Collateral Loan" means a Collateral Loan (other than a Defaulted Loan) with an S&P Rating of "CCC+" or lower. "CCC Excess" means the amount equal to the excess of the Maximum Principal Balance of all CCC Collateral Loans over an amount equal to 25.0% of the Total Capitalization as of such date of determination; provided that in determining which of the CCC Collateral Loans shall be included in the CCC Excess, the CCC Collateral Loans with the lowest Market Value (expressed as a percentage of the Maximum Principal Balance of each such Collateral Loan as of such date of determination) shall be deemed to constitute such CCC Excess. "CCC Excess Adjustment Amount" means, as of any date of determination, an amount equal to the excess, if any, of (i) the Aggregate Maximum Principal Balance of all CCC Collateral Loans included in the CCC Excess, over (ii) the sum of the Market Values of all CCC Collateral Loans included in the CCC Excess. "CFTC" means the Commodity Futures Trading Commission. "Churchill" means Churchill Asset Management LLC, a Delaware limited liability company. "Class" means each class of Loans that may be made hereunder, which are the Class A Loans and the Class B Loans. "Class A Lenders" means, collectively, the Class A-R Lenders and the Class A-T Lenders. "Class A Loans" means, collectively, the Class A-R Loans and the Class A-T Loans. 13 "Class A-R Commitment" means, with respect to each Class A-R Lender, the commitment of such Class A-R Lender to make Class A-R Loans to the Borrower during the Class A-R Commitment Period in the amount set forth under the column "Class A-R Commitment Amount" on Schedule E hereto, as such amount may be terminated or reduced (including pursuant to Section 2.7) in accordance with the terms of this Agreement. For the avoidance of doubt, there are no Class A-R Commitments as of the Closing Date. "Class A-R Commitment Period" means the period commencing on the Closing Date and ending on the earliest of: (a) the time at which the Class A-R Commitments are terminated or reduced to zero as provided in this Agreement (whether pursuant to Article II, Article VI or otherwise); and (b) the last day of the Reinvestment Period. For the avoidance of doubt, the Class A-R Commitment Period shall not be in effect as of the Closing Date; provided that the Class A-R Commitment Period may only become effective upon an amendment to this Agreement. "Class A-R Lender" means each Person that may become a Class A-R Lender pursuant to an amendment to this Agreement. For the avoidance of doubt, there are no Class A-R Lenders as of the Closing Date. "Class A-R Loan" has the meaning assigned to such term in Section 2.1(a). "Class A-T Commitment" means, with respect to each Class A-T Loan, the commitment of such Class A-T Lender to make Class A-T Loans to the Borrower on the Closing Date in the amount set forth under the column "Class A-T Commitment Amount" on Schedule E hereto, as such amount may be terminated or reduced (including pursuant to Section 2.7) in accordance with the terms of this Agreement. "Class A-T Lender" means each Person that is listed as a "Class A-T Lender" on the signature pages hereto, any Person that shall have become a party hereto pursuant to an Assignment and Assumption in respect of the Class A-T Loans and, in each case, their respective successors, in each case other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption in respect of the Class A-T Loans. "Class A-T Loan" has the meaning assigned to such term in Section 2.1. "Class B Commitment" means, with respect to each Class B Lender, the commitment of such Class B Lender to make Class B Loans to the Borrower on the Closing Date in the amount set forth opposite such Class B Lender's name on the counterpart signature page to this Agreement delivered in accordance with the definition of "Class B Lender", as such amount may be terminated or reduced (including pursuant to Section 2.7) from time to time in accordance with the terms of this Agreement. "Class B Lender" means each Person that is listed as a "Class B Lender" on the signature pages hereto, any Person that shall have become a party hereto pursuant to an Assignment and

14 Assumption in respect of the Class B Loans and, in each case, their respective successors, in each case other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption in respect of the Class B Loans. "Class B Loan" has the meaning assigned to such term in Section 2.1. "Closing Date" means August 6, 2026. "Closing Expense Account" means the non-interest bearing account established pursuant to Section 8.3(e). "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute, and the regulations promulgated and rulings issued thereunder. "Collateral" means the Pledged Collateral and all other property and/or rights on or in which a Lien is or is intended to be granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement, any of the Loan Documents or any other instruments provided for herein or therein or delivered or to be delivered hereunder or thereunder or in connection herewith or therewith. "Collateral Administrator" means U.S. Bank Trust Company, National Association, in its capacity as collateral administrator under the Collateral Administration Agreement, and any successor thereto. "Collateral Administrator Fee" means the fee payable to the Collateral Administrator in arrears on each Quarterly Payment Date in an amount specified in the Collateral Agent Fee Letter. "Collateral Administration Agreement" means the Collateral Administration Agreement dated as of the Closing Date, among the Borrower, the Servicer and the Collateral Administrator, as amended from time to time. "Collateral Agent" means U.S. Bank Trust Company, National Association, in its capacity as collateral agent under this Agreement, and its successors in such capacity. "Collateral Agent Fee" means the fee payable to the Collateral Agent in arrears on each Quarterly Payment Date in an amount specified in the Collateral Agent Fee Letter. "Collateral Agent Fee Letter" means the Fee Schedule dated on or about August 6, 2026, between the Borrower, the Collateral Agent, and the Collateral Administrator, as amended, restated, supplemented or otherwise modified from time to time. "Collateral Loan" means a Senior Secured Loan, a First Lien/Last Out Loan or a Second Lien Loan or a Participation Interest in any Senior Secured Loan, First Lien/Last Out Loan or Second Lien Loan that as of the date of acquisition or origination by, or contribution to (or the Borrower's commitment to acquire the same), the Borrower meets each of the following criteria: (a) (i) provides the Borrower (or an agent on behalf of the applicable lenders with respect to such Collateral Loan) with a valid, perfected security interest in the collateral 15 granted under the applicable Related Contracts at the level of priority indicated therein; constitutes the legal and enforceable obligation of the applicable Obligor (except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law); (ii) is owned by the Borrower free and clear of adverse claims (other than Permitted Liens); (iii) may, under the applicable Related Contracts and Applicable Law, be pledged and assigned by the Borrower to the Collateral Agent; (iv) with respect to which all steps required by Section 8.7 have been taken (or will be taken as soon as practicable) and in which the Collateral Agent holds (or will hold, once the necessary steps are taken) a first-priority perfected security interest for the benefit of the Secured Parties; and (v) at the time such Collateral Loan was acquired or originated, was not subject to set-off or defense (other than a discharge in the event of a subsequent bankruptcy) by the related Obligor and, together with the documentation relating thereto, does not contravene in any material respect any law, rule or regulation applicable to the Borrower or the Servicer; (b) is governed by the law of a state of the United States or the law of an Approved Foreign Jurisdiction; (c) is an obligation of an Obligor Domiciled in the United States (or any state thereof) or an Approved Foreign Jurisdiction; (d) is not an obligation (other than a Revolving Collateral Loan or a Delayed Funding Loan) pursuant to which any future advances or payments to the Obligor may be required to be made by the Borrower; (e) unless otherwise approved in writing by the Majority Lenders, the acquisition price (exclusive of the portion thereof attributable to accrued interest) of such Collateral Loan paid by the Borrower therefor is not less than 65% of the Principal Balance thereof; (f) is not a Bond (or any other type of debt security that is not a loan or a Participation Interest), a Defaulted Loan, a Credit Risk Loan, a Synthetic Security, a Bridge Loan, a Structured Finance Obligation, an Equity Security, a Real Estate Loan, a mezzanine loan or a letter of credit (and does not support a letter of credit); (g) is not an Interest Only Loan, a Non-Recourse Obligation, a Zero Coupon Loan, a finance lease or chattel paper; (h) is not subject to forfeiture of principal based on a material non-credit related risk (such as the occurrence of a catastrophe), as reasonably determined by the Borrower, or the Servicer in accordance with the Servicing Standard; (i) is not the subject of an Offer or called for redemption (except for any repayment under a Revolving Collateral Loan of amounts that may be reborrowed thereunder pursuant to the applicable Related Contract); (j) is denominated and payable in Dollars (and is not convertible into, or payable in, any other currency);

16 (k) does not constitute Margin Stock; (l) provides for the full principal balance to be payable at or prior to the stated maturity thereof; (m) does not subject the Borrower to withholding tax (except for withholding taxes on fees received with respect to Revolving Collateral Loans or Delayed Funding Loans and withholding taxes imposed under FATCA) unless the relevant Obligor is required to make "gross- up" payments or pay "additional amounts" in respect of, or otherwise compensate the Borrower for, the full amount of such withholding tax; (n) if such Collateral Loan is a Participation Interest, then such Participation Interest is not a participation interest in a Participation Interest and is acquired from (i) a Selling Institution Domiciled under the laws of the United States (or any state thereof) or any U.S. branch of a Selling Institution Domiciled outside the United States or (ii) with respect to Collateral Loans the Obligors of which are Domiciled in an Approved Foreign Jurisdiction, a Selling Institution Domiciled in an Approved Foreign Jurisdiction, and in the case of each of clauses (i) and (ii), each such Selling Institution satisfies the S&P Counterparty Criteria; (o) provides for payment of interest at least semi-annually; (p) will not cause the Borrower or the pool of assets to be required to be registered as an investment company under the Investment Company Act; (q) does not have an "L", "p", "prelim", "sf" or "t" subscript assigned by S&P; (r) does not have an "sf" subscript assigned by Moody's; (s) is Registered; (t) is not a Cov-Lite Loan unless it is an Eligible Cov-Lite Loan; (u) is not an obligation of an Obligor Affiliated with the Parent or the Servicer; (v) has an S&P Rating; (w) does not have an attached warrant to purchase an Equity Security; provided that this clause (w) shall not exclude obligations originated with an attached warrant if the Borrower does not acquire such warrant or the right to exercise such warrant; (x) is not a Long Dated Loan (other than as permitted in connection with an amendment or workout to a Collateral Loan); (y) is not a PIK Loan (other than a Partial PIK Loan); (z) is issued by an Obligor with a most-recently calculated EBITDA (calculated in accordance with the Related Contracts) of at least U.S.$7,500,000; and (aa) is not an ESG Collateral Loan. 17 "Collateral Quality Test" means a test that is satisfied if, as of any date of determination, in the aggregate, the Collateral Loans owned (or in relation to a proposed acquisition of a Collateral Loan, both owned and proposed to be owned) by the Borrower satisfy each of the tests set forth below, calculated in each case in accordance with Section 1.3: (a) the Maximum Weighted Average Life Test; (b) the Minimum Weighted Average S&P Recovery Rate Test; (c) the S&P CDO Monitor Test; (d) the Minimum Weighted Average Coupon Test; and (e) the Minimum Weighted Average Spread Test. "Collateral Report" has the meaning set forth in Section 5.1(b). "Collateral Report Determination Date" means the date that is 10 Business Days prior to the 25th calendar day of each calendar month. "Collection Account" means the collective reference to two non-interest bearing accounts, the "Principal Collection Account" and the "Interest Collection Account," established pursuant to Section 8.2(a). "Collections" means, with respect to any Collateral, all principal payments, interest payments, fees and other payments received by the Borrower with respect thereto and all other amounts paid with respect to such Collateral that are payable to the Borrower, including dividends of any type, distributions with respect thereto and any proceeds of collateral for, or any guaranty of, such Collateral or the relevant Obligor's obligation to make payments with respect thereto. "Commitment" means the Class A-R Commitments (if any), the Class A-T Commitments and the Class B Commitments. "Commitment Fee" has the meaning set forth in Section 2.6(a). "Commitment Reduction Amount" has the meaning set forth in Section 2.7(a)(iii). "Commitment Shortfall" means the amount by which: (a) the aggregate Unfunded Amount exceeds (b) the sum of (i) the aggregate Total Class A-R Commitment minus the aggregate principal amount of the Class A-R Loans outstanding at such time (which amount under this clause (i) shall not be less than zero), plus (ii) amounts on deposit in the Collection Account, including Eligible Investments credited thereto, representing Principal Proceeds, plus (iii) amounts on deposit in the Future Funding Reserve Account, including Eligible Investments credited thereto; provided that, so long as there are no Class A-R Commitments, there shall be deemed to be no Commitment Shortfall.

18 "Commodity Exchange Act" means the Commodity Exchange Act of 1936, as amended. "Competitor" means any Person primarily engaged in the business of lending to middle- market companies or investing in loans to middle-market companies, (b) any Person controlled by, or controlling, or under common control with, a Person referred to in clause (a) above, or (c) any Person for which a Person referred to in clause (a) above serves as an investment advisor with discretionary investment authority; provided that, in no event shall the term "Competitor" include any commercial bank, investment bank or insurance company. "Concentration Limitations" means limitations that are satisfied if, as of (i) the date of each origination, acquisition or contribution of a debt obligation and (ii) each applicable Borrowing Date, after giving effect to any distribution to the Borrower's equityholders and any related prepayment of Loans from the proceeds of such sale pursuant to Section 2.7(h), in each case, in the aggregate, the Maximum Principal Balance of the Collateral Loans owned (or, in relation to a proposed acquisition, origination or contribution of a Collateral Loan, proposed to be owned) by the Borrower comply with all of the requirements set forth below, calculated as a percentage of Total Capitalization (unless otherwise specified) and in each case in accordance with the procedures set forth in Section 1.3: (a) not less than 95.0% may consist of Collateral Loans that are Senior Secured Loans, plus Cash and Eligible Investments constituting Principal Proceeds; (b) not more than 12.5% consist of Collateral Loans with Obligors in any one S&P Industry Classification, except that, without duplication, (i) up to 20.0% may consist of Collateral Loans with the Obligor in the largest S&P Industry Classification (other than "Oil, Gas & Consumable Fuels"), (ii) up to 17.5% may consist of Collateral Loans with the Obligor in the second largest S&P Industry Classification (other than "Oil, Gas & Consumable Fuels"), (iii) up to 15.0% may consist of Collateral Loans with the Obligor in each of the third and fourth largest S&P Industry Classifications (other than "Oil, Gas & Consumable Fuels") and (iv) up to 5.0% may consist of Collateral Loans with the Obligor in the "Oil, Gas & Consumable Fuels" S&P Industry Classification; (c) not more than 3.5% consist of obligations of any one Obligor (and Affiliates thereof), except that, without duplication, (i) the largest three Obligors (and their respective Affiliates) may each constitute up to 5.0% and (ii) the next largest three Obligors (and their respective Affiliates) after clause (i) may each constitute up to 4.0%; (d) not more than 5.0% consist of First Lien/Last Out Loans and Second Lien Loans collectively; (e) not more than 5.0% consist of Fixed Rate Obligations; (f) not more than 30.0% consist of Eligible Cov-Lite Loans; provided that not more than 10.0% shall consist of Eligible Cov-Lite Loans whose Obligors have a trailing twelve month EBITDA of less than $40,000,000 as measured at the time of such acquisition, origination or contribution based on the most recent financial information provided by the Obligor and relied upon for the Servicer's investment decision; 19 (g) not more than 7.5% consist of DIP Loans; (h) not more than 5.0% consist of Current Pay Obligations; (i) not more than 5.0% consist of Collateral Loans that permit the payment of interest to be made less frequently than quarterly; (j) not more than 15.0% consist of Revolving Collateral Loans and the unfunded portion of Delayed Funding Loans; (k) the Aggregate Participation Exposure is not more than 20.0%; (l) (i) not less than 90.0% of the Principal Balance of Collateral Loans may consist of Cash or obligations of Obligors Domiciled in the United States and (ii) not more than the percentage listed below may consist of Collateral Loans whose Obligors are Domiciled in the country or countries set forth opposite each such percentage: % Limit Country or Countries 10.0% all countries (in the aggregate) other than the United States; 10.0% Canada 5.0% all countries (in the aggregate) other than the United States, Canada and the United Kingdom; 2.5% any individual Group I Country; 2.0% all Group II Countries in the aggregate; 2.0% all Group III Countries in the aggregate; (m) not more than 25.0% consist of CCC Collateral Loans; (n) not more than 15.0% shall consist of Collateral Loans whose Obligors have a trailing twelve month EBITDA of less than $15,000,000 as measured at the time of such acquisition, origination or contribution based on the most recent financial information provided by the Obligor and relied upon for the Servicer's investment decision; (o) not more than 7.5% shall consist of Partial PIK Loans; (p) not more than 10.0% may consist of Collateral Loans with an S&P Rating derived from a rating by Moody's; (q) not more than 10.0% shall consist of Discount Loans; and (r) not more than 25.0% shall consist of Collateral Loans with a Credit Estimate that is pending but has not yet been provided in accordance with clause (d) of the S&P Rating definition. "Conforming Changes" means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "Business Day," the definition of "U.S. Government Securities Business Day," the definition of "Interest

20 Period" or any similar or analogous definition (or the addition of a concept of "interest period"), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Increased Costs and other technical, administrative or operational matters) that the Servicer decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Servicer in a manner substantially consistent with market practice (or, if the Servicer decides that adoption of any portion of such market practice is not administratively feasible or if the Servicer determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Servicer decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). "Connection Income Taxes" means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. "Constituent Documents" means, in respect of any Person, the certificate or articles of formation or organization, the limited liability company agreement, memorandum and articles of association, operating agreement, partnership agreement, joint venture agreement or other applicable agreement of formation or organization (or equivalent or comparable constituent documents) and other organizational documents and by-laws and any certificate of incorporation, certificate of formation, certificate of limited partnership and other agreement, or similar instrument filed or made in connection with its formation or organization, in each case, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. "Contingent Obligation" means, as to any Person, without duplication, (i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation of such Person required to be disclosed in the footnotes to such Person's financial statements in accordance with GAAP, guaranteeing partially or in whole any non-recourse Indebtedness, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the applicable interest rate, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the Borrower required to be delivered pursuant to Section 5.1 hereof. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be 21 deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder by the person entitled to performance or payment thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is directly or indirectly recourse to such Person), the amount of the guaranty, to the extent it is directly or indirectly recourse to such Person, shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash or cash equivalents to secure all or any part of such Person's guaranteed obligations and (ii) in the case of any other guaranty, (whether or not joint and several) of an obligation otherwise constituting Indebtedness of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Indebtedness of such Person. "Control" shall mean the possession, directly or indirectly (including through affiliated entities), of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management or policies of a Person by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative thereto. "Conversion Date" means any date selected by the Class A-R Lender (with the consent of the Borrower) or the Borrower (with the consent of the Class A-R Lender) for conversion of the applicable Class A-R Loans into Class A-T Loans. "Corporate Trust Office" means, as context may require, (i) the corporate trust office of the Collateral Agent, the Custodian, the Collateral Administrator and the Securities Intermediary currently located at 214 N. Tryon Street, 26th Floor, Charlotte, North Carolina 28202, Attention: Global Corporate Trust – NCPCIF SPV VI, LLC, Email: churchill.custody@usbank.com, with a copy to alanna.silas@usbank.com, or such other address as the Collateral Agent, the Custodian, the Collateral Administrator or the Securities Intermediary may designate from time to time by notice to the Borrower, the Servicer and the Lenders or the principal corporate trust office of any successor Collateral Agent, Custodian, Collateral Administrator or Securities Intermediary or (ii) the corporate trust office of the Loan Agent currently located at 214 N. Tryon Street, 26th Floor, Charlotte, North Carolina 28202, Attention: Global Corporate Trust – NCPCIF SPV VI, LLC, Email: loan.agency@usbank.com, with a copy to tyler.lozinski1@usbank.com, or such other address as the Loan Agent may designate from time to time by notice to the Borrower, the Servicer and the Lenders or the principal corporate trust office of any successor Loan Agent. "Cov-Lite Loan" means a Collateral Loan the Related Contracts for which do not require the Obligor thereunder to comply with any Maintenance Covenant (regardless of whether compliance with one or more Incurrence Covenants is otherwise required by such Related Contracts). "Coverage Tests" means each of the Overcollateralization Ratio Test and the Interest Coverage Ratio Test. "Covered Accounts" means, collectively, the Collection Account, the Custodial Account, the Future Funding Reserve Account, the Interest Reserve Account, the Payment Account, the

22 Lender Collateral Account and the Closing Expense Account and any subaccounts of each of the foregoing. "Credit Amendment" means a Maturity Amendment that (a) in the Servicer's reasonable judgment is necessary (i) to prevent the related Collateral Loan from becoming a Defaulted Loan, (ii) due to the materially adverse financial condition of the related Obligor, to minimize losses on the related Collateral Loan or (iii) in connection with an insolvency, bankruptcy, reorganization, financial distress, debt restructuring or workout of the obligor thereof. "Credit Estimate" means, with respect to any Collateral Loan, a credit estimate obtained from S&P in accordance with the definition of S&P Rating. "Credit Improved Loan" means any Collateral Loan that, in the Servicer's reasonable business judgment applying the Servicing Standard (which judgment will not be called into question as a result of subsequent events) has significantly improved in credit quality from the condition of its credit at the time of origination, acquisition or contribution, which judgment may (but need not) be based on one or more of the following facts and will not be called into question as a result of subsequent events: (a) the Obligor in respect of such Collateral Loan has shown improved financial results since the published financial reports first produced after it was originated or acquired by the Borrower; (b) the Obligor in respect of such Collateral Loan since the date on which such Collateral Loan was originated or acquired by the Borrower has raised significant equity capital or has raised other capital that has improved the liquidity or credit standing of such Obligor; or (c) with respect to which one or more of the following criteria applies in respect of such Collateral Loan: (i) such Collateral Loan has been upgraded or put on a watch list for possible upgrade by S&P since the date on which such Collateral Loan was originated or acquired by the Borrower; (ii) the proceeds from a sale of such Collateral Loan would be at least 101% of its purchase price; (iii) the price of such Collateral Loan has changed during the period from the date on which it was originated or acquired by the Borrower to the proposed sale date by a percentage either more positive, or less negative, as the case may be, than the percentage change in the average price of the applicable Eligible Loan Index plus 0.25% over the same period; or (iv) the price of such Collateral Loan changed during the period from the date on which it was originated or acquired by the Borrower to the date of determination by a percentage either more positive, or less negative, as the case may be, than the percentage change in a nationally recognized loan index selected by the Borrower or the Servicer over the same period plus 0.50%. "Credit Risk Loan" means a Collateral Loan that is not a Defaulted Loan but which has, in the Servicer's reasonable business judgment applying the Servicing Standard (which judgment will not be called into question as a result of subsequent events), a significant risk of declining in credit quality and, with lapse of time, becoming a Defaulted Loan, and is designated as a "Credit Risk Loan" by the Borrower or the Servicer. "Current Pay Obligation" means a Collateral Loan (other than a DIP Loan) that would otherwise be a Defaulted Loan as to which (i) all scheduled interest and principal payments due 23 (other than those due as a result of any bankruptcy, insolvency, receivership or other analogous proceeding) were paid in Cash and the Borrower or the Servicer reasonably expects that the remaining scheduled interest and principal payments due will be paid in cash, (ii) the S&P Rating of such Collateral Loan is at least "CCC" and is not on a watch list for possible downgrade; (iii) the Market Value (which is not determined pursuant to clause (d) or subclause (iii) in the proviso of clause (c) of the definition thereof) of such Collateral Loan is at least 80% of par; and (iv) if the Obligor of such Collateral Loan is the subject of a bankruptcy, insolvency, receivership or other analogous proceeding, the bankruptcy court or other authorized official has authorized the payment of interest and/or principal and other amounts due and payable on such Collateral Loan and no such payments that are due and payable are unpaid; provided that to the extent that more than 10.0% of Total Capitalization would otherwise constitute Current Pay Obligations, one or more Collateral Loans (or portions thereof, as applicable) designated by the Borrower having a Maximum Principal Balance at least equal to such excess shall be deemed not to constitute Current Pay Obligations and shall instead constitute Defaulted Loans. "Current Portfolio" means, at any time, the portfolio of Collateral Loans and Eligible Investments representing Principal Proceeds, then held by the Borrower. "Custodial Account" means a custodial account at the Custodian established in the name of the Collateral Agent pursuant to Section 8.4(a). "Custodian" has the meaning set forth in Section 8.4(a). "Daily Report" has the meaning set forth in Section 8.9(a). "Daily Simple SOFR" means for any day, SOFR, with the conventions for this rate (which will include a lookback of no more than 5 Business Days) being established by the Servicer in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining "Daily Simple SOFR" for leveraged loans; provided, that if the Servicer decides that any such convention is not administratively feasible, then the Servicer may establish another convention in its reasonable discretion. "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless waived in accordance with Section 12.5 or cured, become an Event of Default. "Default Differential" means, with respect to the Collateral Loans, as of any date of determination, the rate calculated by subtracting the Scenario Default Rate for the Collateral Loans at such time from (x) during any S&P CDO Monitor Formula Election Period, the Adjusted Break- Even Default Rate or (y) during any S&P CDO Monitor Model Election Period, the Break-Even Default Rate, in each case, for the Collateral Loans at such time. "Default Rate Dispersion" means as of any date of determination, the number obtained by (a) summing the products for each Collateral Loan (other than Defaulted Loans) of (i) the absolute value of (x) the S&P Rating Factor of such Collateral Loan minus (y) the S&P Weighted Average Rating Factor by (ii) the outstanding principal balance at such time of such Collateral Loan and (b) dividing such sum by the aggregate outstanding principal balance on such date of all Collateral Loans (other than Defaulted Loans).

24 "Defaulted Loan" means any Collateral Loan as to which: (a) a default as to the payment of principal and/or interest has occurred and is continuing with respect to such Collateral Loan (without regard to any grace period applicable thereto, or waiver thereof, after the passage of five Business Days or seven calendar days, whichever is greater, if the Borrower or the Servicer determines that such default is unrelated to credit-related causes (which determination shall be reported in the next Collateral Report required to be delivered pursuant to Section 5.1(b)), but in no case beyond the passage of any grace period applicable thereto); (b) except in the case of a DIP Loan or Current Pay Obligation, the Borrower or the Servicer has received written notice or a Senior Authorized Officer of the Borrower or the Servicer has actual knowledge that a default as to the payment of principal and/or interest has occurred and is continuing on another debt obligation of the same Obligor that is senior or pari passu in right of payment to such Collateral Loan (in each case, after the passage of five Business Days or seven calendar days, whichever is greater, if the Borrower or the Servicer determines that such default is unrelated to credit-related causes (which determination shall be reported in the next Collateral Report required to be delivered pursuant to Section 5.1(b) but only to the extent the Borrower or the Servicer has been notified or otherwise has knowledge of such default), but in no case beyond the passage of any grace period applicable thereto; provided that both the Collateral Loan and such other debt obligation are full recourse obligations of the applicable Obligor); (c) except in the case of a DIP Loan or Current Pay Obligation, the Obligor in respect of such Collateral Loan has, or others have, instituted proceedings to have such Obligor adjudicated as bankrupt or insolvent or placed into receivership and such proceedings have not been stayed or dismissed within the timeframe specified in the applicable underlying instruments, or such Obligor has filed for protection under Chapter 11 of the Bankruptcy Code; (d) except in the case of a DIP Loan or Current Pay Obligation, the Obligor with respect to such Collateral Loan has an S&P Rating of lower than "CCC-" or "D" or "SD" or had any such rating immediately before such rating was withdrawn by S&P; (e) except in the case of a DIP Loan or Current Pay Obligation, the Borrower or the Servicer has received notice or a Senior Authorized Officer of the Borrower or the Servicer has actual knowledge that another debt obligation of the same Obligor that is senior or pari passu in right of payment to such Collateral Loan has an S&P Rating of lower than "CCC-" or "D" or "SD" or had any such rating immediately before such rating was withdrawn by S&P, and such other debt obligation remains outstanding; provided that both the Collateral Loan and such other debt obligation are full recourse obligations of the applicable Obligor; (f) a default with respect to which the Borrower or the Servicer has received written notice, or a Senior Authorized Officer of the Borrower or the Servicer has actual knowledge, that a default has occurred under the Related Contracts and any applicable grace period has expired and the holders of such Collateral Loan have accelerated the repayment of the Collateral Loan (but only until such acceleration has been rescinded) in the manner provided in the Related Contracts; 25 (g) such Collateral Loan is a Participation Interest (until it is elevated or converted to an assigned loan) with respect to which the related Selling Institution has defaulted in any material respect in the performance of any of its payment obligations under the Participation Interest; (h) such Collateral Loan is a Participation Interest (until it is elevated or converted to an assigned loan) in a loan that would, if such loan were a Collateral Loan, constitute a "Defaulted Loan" (other than under this clause (h)) or with respect to which the Selling Institution has an S&P Rating of lower than "CCC-" or "D" or "SD" or had such rating immediately before such rating was withdrawn by S&P; (i) the Borrower or the Servicer (in accordance with the Servicing Standard) has otherwise declared such Collateral Loan to be a "Defaulted Loan"; (j) such Collateral Loan has been placed on non-accrual status by the Servicer; or (k) such Collateral Loan has, since the date it was acquired by the Borrower, become subject to an amendment, waiver or modification that had the effect of reducing the principal amount of such Collateral Loan; provided that Current Pay Obligations (or portions thereof, as applicable) in excess of 10.0% of Total Capitalization shall be deemed to be Defaulted Loans as set forth in the proviso in the definition of "Current Pay Obligation". "Defaulting Lender" means a Lender that has at any time (i) failed to fund all or any portion of its Loans when and as required hereunder (other than failures to fund (a) solely as a result of a bona fide dispute as to whether the conditions to borrowing were satisfied on the relevant Borrowing Date, but only for such time as such Lender is continuing to engage in good faith discussions regarding the determination or resolution of such dispute, and such Lender has notified the Loan Agent in writing of its intention not to fund and has specifically identified such condition precedent to funding that was not satisfied, or (b) solely as a result of a failure to disburse due to an administrative error or omission by such Lender, and such failure is cured within five Business Days after such Lender receives written notice or has actual knowledge of such administrative error or omission), (ii) has notified the Borrower and the Loan Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender's dispute as to the satisfaction of any condition precedent pursuant to the foregoing clause (i)(a)) or generally under other agreements under which it shall have committed to extend credit, (iii) has or has a parent company that has become insolvent or generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; or (iv) has become subject to a Bail-In Action.

26 "Delaware LLC" means any limited liability company organized or formed under the laws of the State of Delaware. "Delaware LLC Division" means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. "Delayed Funding Loan" means a Collateral Loan pursuant to which one or more future advances will be required to be made to the Obligor thereunder but which does not permit any such advance that has been made to be reborrowed once repaid by the Obligor; provided that such loan shall only be considered to be a Delayed Funding Loan to the extent of the unfunded commitment of the Borrower and only for so long as any future funding obligations of the Borrower remain in effect. "DIP Loan" means any interest in a loan or financing facility with an S&P Rating (i) which is an obligation of either a debtor-in-possession as described in Section 1107 of the Bankruptcy Code or a trustee (if appointment of such trustee has been ordered pursuant to Section 1104 of the Bankruptcy Code) (in either case, a "Debtor") organized under the laws of the United States or any State therein; (ii) which is paying interest on a current basis; and (iii) the terms of which have been approved by an order of the United States Bankruptcy Court, the United States District Court, or any other court of competent jurisdiction, the enforceability of which order is not subject to any pending contested matter or proceeding (as such terms are defined in the Federal Rules of Bankruptcy Procedure) and which order provides that (a) such DIP Loan is secured by liens on the Debtor's otherwise unencumbered assets pursuant to Section 364(c)(2) of the Bankruptcy Code; (b) such DIP Loan is secured by liens of equal or senior priority on property of the Debtor's estate that is otherwise subject to a lien pursuant to Section 364(d) of the Bankruptcy Code; (c) such DIP Loan is secured by junior liens on the Debtor's encumbered assets and such DIP Loan is fully secured based upon a current valuation or appraisal report; or (d) if the DIP Loan or any portion thereof is unsecured, the repayment of such DIP Loan retains priority over all other administrative expenses pursuant to Section 364(c)(1) of the Bankruptcy Code. "Discount Loan" means any Collateral Loan that is acquired by the Borrower for a purchase price paid by the Borrower to the seller of such Collateral Loan of less than (x) 85% of its principal balance, if such Collateral Loan has an S&P Rating lower than "B" or (y) 80% of its principal balance, if such Collateral Loan has an S&P Rating of "B" or higher; provided that such Collateral Loan shall cease to be a Discount Loan at such time as the Market Value (which is not determined pursuant to clause (d) or subclause (iii) in the proviso of clause (c) of the definition thereof) of such Collateral Loan, as determined daily for any period of 30 consecutive days since the acquisition by the Borrower of such Collateral Loan, equals or exceeds 90% of the principal balance of such Collateral Loan. "Distribution" means any payment of principal or interest or any dividend or premium payment made on, or any other distribution in respect of, a Collateral Loan or other security. "Diversity Score" means a single number that indicates collateral concentration in terms of both issuer and industry concentration, calculated as set forth on Schedule C hereto. 27 "Document Checklist" means, for any Collateral Loan, an electronic or hard copy list, substantially in the form attached hereto as Exhibit J delivered by the Borrower (or the Servicer on behalf of the Borrower) to the Custodian (with a copy to the Collateral Agent) that identifies the Collateral Loan, the applicable Obligor and each of the Related Contracts that shall be delivered to the Custodian by the Borrower, and whether each such document is an original or a copy. "Document Custody Effective Date" means the earliest date on which an amendment to this Agreement or a separate document custody agreement for the custody of Related Contracts and promissory notes along with a related fee proposal (if applicable) has been executed to the Custodian's reasonable satisfaction. "Document Custody Provisions" has the meaning assigned to such term in Section 14.1. "Dollars" and "$" mean lawful money of the United States of America. "Domicile" or "Domiciled" means, with respect to any Obligor with respect to a Collateral Loan, its country of organization or incorporation. "Downgraded Lender" means a Class A-R Lender that fails to be an Approved Lender in accordance with the terms of such definition. "Due Date" means each date on which a Distribution is due on a Collateral Loan. "Due Period" means, with respect to any Quarterly Payment Date, the period commencing on the day following the last day of the immediately preceding Due Period (or in the case of the initial Due Period, the period commencing on the Closing Date and ending on (and including) the Calculation Date immediately preceding such Quarterly Payment Date (or, in the case of the Due Period that is applicable to the Quarterly Payment Date occurring on the Stated Maturity, ending on the day preceding such Quarterly Payment Date). "EBA" means the European Banking Authority (including any successor or replacement organization thereto). "EBITDA" means, for any Collateral Loan, "EBITDA," "Adjusted EBITDA" or such comparable definition in the Related Contracts, and in any case that "EBITDA," "Adjusted EBITDA" or such comparable definition is not defined in such Related Contracts, an amount, for the principal Obligor on such Collateral Loan and any of its parents or Subsidiaries that are obligated pursuant to the Related Contracts for such Collateral Loan (determined on a consolidated basis without duplication in accordance with GAAP) equal to net income from continuing operations for such period plus (a) cash interest expense, (b) income taxes, (c) depreciation and amortization for such period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), to the extent not otherwise included in clause (c) above, (f) other noncash charges and organization costs, (g) extraordinary losses in accordance with GAAP, one-time, non-recurring non-cash changes consistent with the compliance statements and financial reporting packages provided by the Obligors, (h) any other customary add-backs for similarly situated obligors the Servicer deems to be appropriate in accordance with the Servicing

28 Standard and (i) any other item the Borrower and the Majority Lenders mutually deem to be appropriate. "EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. "EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein and Norway. "EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. "Eligibility Criteria" means, as of (i) the date of each origination or acquisition of a debt obligation and (ii) each applicable Borrowing Date, each of the following: (a) each Concentration Limitation is satisfied immediately after giving effect to such origination, acquisition or applicable Borrowing (or, if not satisfied immediately prior to such origination, acquisition or applicable Borrowing, compliance with such Concentration Limitation is maintained or improved after giving effect to such origination, acquisition or applicable Borrowing);; (b) each component of the Collateral Quality Test is satisfied immediately after giving effect to such origination, acquisition or Borrowing (or, if not satisfied immediately prior to such origination, acquisition or applicable Borrowing, compliance with the Collateral Quality Test is maintained or improved after giving effect to such origination, acquisition or applicable Borrowing); (c) each Coverage Test is satisfied immediately after giving effect to such origination, acquisition or applicable Borrowing; (d) each of the criteria in the definition of "Collateral Loan" is satisfied with respect to such origination or acquisition of a debt obligation; provided that, for the avoidance of doubt, for purposes of determining whether the Eligibility Criteria have been satisfied, such criteria shall only be tested as of the date of such origination or acquisition of such debt obligation; and (e) no Default or Event of Default has occurred or is continuing after giving effect to such origination, acquisition or applicable Borrowing. "Eligible Account Bank" means, with respect to any specified account, a financial institution: (a) that if such account is either a fully segregated trust account with the trust department or corporate trust department of such financial institution or a securities account 29 established with such financial institution, such financial institution has a long-term issuer rating of at least "A" and a short-term issuer rating of at least "A-1" by S&P (or at least "A+" by S&P if such institution has no short-term issuer rating); provided that if such financial institution ceases to have a long-term issuer rating of at least "A" and a short-term issuer rating of at least "A-1" by S&P (or at least "A+" by S&P if such institution has no short-term issuer rating), it is replaced within 60 days by a financial institution with long-term issuer rating of at least "A" and a short- term issuer rating of at least "A-1" by S&P (or at least "A+" by S&P if such institution has no short-term issuer rating); or (b) as to which the Rating Condition is satisfied and the Borrower and the Majority Lenders have consented to such financial institution constituting an "Eligible Account Bank" hereunder. "Eligible Cov-Lite Loan" means a Cov-Lite Loan that is a Senior Secured Loan. "Eligible Investment Required Ratings" means, in the case of each Eligible Investment, a short-term credit rating of at least "A-1" (or, in the absence of a short-term credit rating, "AA-" or better) from S&P. "Eligible Investments" means Cash or any investment denominated in Dollars that, at the time it is delivered to the Collateral Agent (directly or through a financial intermediary or bailee), is one or more of the following obligations or securities: (i) direct Registered obligations of, and Registered obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are expressly backed by the full faith and credit of the United States of America; (ii) demand and time deposits in, certificates of deposit of, trust accounts with, bankers' acceptances issued by, or federal funds sold by any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depositary institution or trust company (or, in the case of the principal depositary institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have the Eligible Investment Required Ratings; (iii) non-extendable commercial paper or other short-term obligations with the Eligible Investment Required Ratings and that either bear interest or are sold at a discount from the face amount thereof and have a maturity of not more than 183 days from their date of issuance; (iv) money market funds which have, at all times, the highest Moody's credit rating assignable at such time and credit ratings of "AAAm" by S&P; (v) any other investment similar to those described in clauses (i) through (iv) above which (a) has the Eligible Investment Required Ratings at the time of such investment and (b) has been approved by the Majority Lenders; provided that the Rating Condition has been satisfied with respect to any such investment;

30 and, in the case of clauses (i) through (iii) and (v) above, with a stated maturity (after giving effect to any applicable grace period) no later than the earlier of (1) 60 days and (2) the Business Day immediately preceding the Quarterly Payment Date next following the Interest Period in which the date of investment occurs (unless such Eligible Investments are issued by the Collateral Agent or any Affiliate in its capacity as a banking institution, in which event such Eligible Investments may mature on such Quarterly Payment Date); provided that none of the foregoing obligations or securities shall constitute Eligible Investments if (a) such obligation or security has an "f", "r", "p", "q" or "t" subscript assigned by S&P, (b) all, or substantially all, of the remaining amounts payable thereunder consist of interest and not principal payments, (c) such obligation or security is subject to any withholding tax (other than withholding taxes imposed under FATCA) unless the issuer of the security is required to make "gross-up" payments or pay "additional amounts" in respect of, or otherwise compensate the holder of such security for, the full amount of such withholding tax for any reason, (d) such obligation or security is secured by real property, (e) such obligation or security is purchased at a price greater than 100% of the principal or face amount thereof, (f) such obligation or security is subject of a tender offer, voluntary redemption, exchange offer, conversion or other similar action or (g) in the Borrower's or the Servicer's judgment, such obligation or security is subject to material non-credit related risks. Eligible Investments may include, without limitation, those investments for which an Agent or an affiliate of an Agent provides services. Any investment, which otherwise qualifies as an Eligible Investment, may (1) be made by the Collateral Agent or any of its Affiliates and (2) be made in securities of any entity for which the Collateral Agent or any of its Affiliates receives compensation or serves as offeror, distributor, investment adviser or other service provider. "Eligible Loan Index" means, with respect to each Collateral Loan, one of the following indices as selected by the Borrower or the Servicer upon the origination, acquisition or contribution of such Collateral Loan: the Credit Suisse Leveraged Loan Indices, the Deutsche Bank Leveraged Loan Index, the Goldman Sachs/Loan Pricing Corporation Liquid Leveraged Loan Index, the Bank of America Securities Leveraged Loan Index, the S&P/LSTA Leveraged Loan Indices or any other nationally recognized loan index subject to the consent of the Majority Lenders with written notice thereof to be provided to S&P (collectively, the "Approved Indices"); provided that the Borrower or the Servicer may change the index applicable to a Collateral Loan to another of the Approved Indices at any time following the origination, acquisition or contribution thereof after giving notice to the Loan Agent and the Collateral Agent. "Enforcement Event" has the meaning set forth in Section 6.2(b). "Environmental Claim" means, with respect to any Person, any written notice, claim, demand or similar communication by any other Person having jurisdiction alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damages, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or release into the environment, of any Hazardous Substances at any location, whether or not owned by such Person or (ii) circumstances forming the basis of any violation, of any applicable Environmental Law, in each case as to which there is a reasonable likelihood of an adverse determination with respect thereto and which, if adversely determined, would have a Material Adverse Effect. 31 "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof. "Equity Interests" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing. "Equity Security" means any equity security or any other security or loan that is not eligible for acquisition by the Borrower as a Collateral Loan and any security acquired by the Borrower as part of a "unit" with a Collateral Loan and which itself is not eligible for acquisition by the Borrower as a Collateral Loan. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute, and the regulations promulgated and rulings issued thereunder. "ERISA Group" means each controlled group of corporations or trades or businesses (whether or not incorporated) under common control that is treated as a single employer under Section 414(b) or (c) or, for the purposes of Section 412 of the Code and Section 302 of ERISA, (m) or (o) of the Code, with the Borrower. "Erroneous Payment" has the meaning specified in Section 7.9(a). "Erroneous Payment Subrogation Rights" has the meaning specified in Section 7.9(d). "ESG Collateral Loan" means any Collateral Loan where the consolidated group to which the relevant obligor belongs is a group whose Primary Business Activity is any of the following: (i) the production of or trade in controversial weapons or the production of or trade in components or services that have been specifically designed or designated for military purposes for the functioning of controversial weapons; (ii) the production of cluster bombs, nuclear weapons, biological and chemical weapons, and anti-personnel mines; (iii) the extraction of thermal coal, fossils fuels from unconventional sources (including artic drilling, tar sands, shale oil and shale gas) or other fracking activities, or coal mining and/or coal based power generation; (iv) upstream production of palm oil and palm fruits products;

32 (v) deforestation in emerging countries; (vi) a business with a material adverse impact on (1) UNESCO World Heritage sites, (2) wetlands designated as Wetlands of International Importance under the Ramsar Convention, (3) indigenous peoples' communities or (4) other high conservation value areas (such as scientific reserves, national parks, natural monuments/landmarks and nature conservation reserves); (vii) a business involved in human trafficking, child labor and forced labor; (viii) a business involved in land expropriation leading to involuntary resettlement; (ix) a large-scale agriculture business (10,000 hectares or larger) with potential for (1) significant environmental issues such as deforestation and damage to biodiversity due to cutting down and the controlled burnout of natural forests and (2) human rights issues such as the infringement of the rights of indigenous people and child labor; (x) a large-scale hydropower generation business with potential for (1) material adverse impacts on biodiversity along the river basin and (2) infringement of the rights of indigenous people and communities through involuntary relocation; (xi) the production of or trade in pesticides; (xii) the production of or trade in endangered or protected wildlife; (xiii) the provision of services relating to payday lending; (xiv) the manufacturing or trade in tobacco or tobacco-related products; (xv) opioid drug manufacturing and distribution; (xvi) the production of or trade in pornography, adult entertainment or prostitution; (xvii) the generation of power from oil fuel sources; (xviii) operations in conflict-affected and high-risk areas (CAHRAS); (xix) woody biomass power generation business; or (xx) mining development projects involving tailings disposal into rivers or seas. "EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. "Event of Default" has the meaning set forth in Section 6.1. 33 "Excluded Liability" means any liability that is excluded under the Bail-In Legislation from the scope of any Bail-In Action including, without limitation, any liability excluded pursuant to Article 44 of the Bank Recovery and Resolution Directive. "Excluded Taxes" means any of the following Taxes imposed on or with respect to each Lender and the Loan Agent or required to be withheld or deducted from a payment to such Person, (i) Taxes imposed on or measured by its net income (however denominated), franchise Taxes, and branch profits Taxes, in each case (A) imposed as a result of the Lender or the Loan Agent (as the case may be) being organized under the laws of, or having its principal office or, in the case of each Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) in the case of each Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (y) such Lender acquires such interest in the Loan (other than pursuant to an assignment request by the Borrower under Section 11.5) or (z) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 11.4, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Lender or the Loan Agent's failure to comply with Section 11.4(d) and (iv) any U.S. federal withholding Taxes imposed under FATCA. "Exposure Amount" as of any date means, with respect to any Revolving Collateral Loan or Delayed Funding Loan, the excess of (a) the Borrower's maximum funding commitment thereunder over (b) the Principal Balance of such Revolving Collateral Loan or Delayed Funding Loan. For the avoidance of doubt, Exposure Amounts in respect of a Defaulted Loan shall be included in the calculation of the Exposure Amount if the Borrower is at such time subject to contractual funding obligations with respect to such Defaulted Loan and such obligation has not ceased to be enforceable under the U.S. Bankruptcy Code. "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the FRBNY on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average (rounded upward, if necessary, to the next 1/100th of 1%) of the quotations for such day of such transactions received by the Loan Agent from three federal funds brokers of recognized standing selected by it.

34 Notwithstanding the foregoing or any other provision of this Agreement, the rate calculated pursuant to this definition shall not be less than 0%. "Federal Reserve Board" means the Board of Governors of the Federal Reserve System as constituted from time to time. "Fee Proceeds" means all amounts in the Collection Account representing upfront, commitment, amendment and waiver, late payment (including compensation for delayed settlement or trades), anniversary, annual, facility, prepayment, redemption, call premium or any other fees of any type received by the Borrower in respect of any Collateral Loan and any excess, with respect to participation interests in Collateral Loans which have been sold by the Borrower, of the interest paid by the applicable Obligor in respect of the portion of such Collateral Loan that is the subject of such participation interest over the amount of interest required to be paid by the Borrower to the purchaser of such participation interest pursuant to the underlying participation agreement; provided that Fee Proceeds shall not include any reimbursement of expenses payable by the Borrower to third parties, including legal fees, that may be received by the Borrower from any Obligor or any fees received in connection with the reduction of principal of the related Collateral Loan. Fee Proceeds shall in all cases constitute Interest Proceeds. "Financial Sponsor" means any Person whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. "First Lien/Last Out Loan" means a loan that prior to an event of default under the applicable Related Contract, is entitled to receive payments pari passu with other senior secured loans of the same Obligor, and would otherwise constitute a Senior Secured Loan (including in respect of any exceptions thereto in such definition) but following an event of default under the applicable Related Contract, such Collateral Loan becomes fully subordinated to other senior secured loans of the same Obligor and is not entitled to any payments until such other senior secured loans are paid in full. "Fixed Rate Obligation" means any Collateral Loan that bears a fixed rate of interest. "Floating Rate Obligation" means any Collateral Loan that bears a floating rate of interest. "Foreign Lender" means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. "Foreign Official" is defined in Section 4.22. "FRBNY" means the Federal Reserve Bank of New York. "Future Funding Reserve Account" means the non-interest bearing account (established pursuant to Section 8.3(b). 35 "GAAP" means generally accepted accounting principles in effect from time to time in the United States. "Governmental Authority" means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). "Grant" means to grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Collateral, or of any other instrument, shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim for, collect, receive and receipt for principal and interest payments in respect of the Collateral, and all other monies payable thereunder, to give and receive notices and other communications, to give consents, waivers or make other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto. "Group I Country" means Australia, The Netherlands, New Zealand and the United Kingdom. "Group II Country" means Germany, Sweden and Switzerland. "Group III Country" means Austria, Belgium, Denmark, Finland, France, Luxembourg and Norway. "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, identified as such as a matter of Environmental Law, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics. "Increased Costs" means any amounts due pursuant to Section 2.9 and/or Article XI. "Incurrence Covenant" means a covenant by any borrower to comply with one or more financial covenants (including without limitation any covenant relating to a borrowing base, asset valuation or similar asset-based requirement) only upon the occurrence of certain actions of the borrower, including a debt issuance, dividend payment, share purchase, merger, acquisition or divestiture. "Indebtedness" of any Person means, without duplication, (a) as shown on such Person's balance sheet (if any) (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full), (b) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (c) all Contingent Obligations of such Person, and (d) all payment obligations

36 of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements which were not entered into specifically in connection with Indebtedness set forth in clauses (a), (b) or (c) hereof. "Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. "Indemnitee" has the meaning set forth in Section 12.3(b). "Industry Diversity Measure" means, as of any date of determination, the number obtained by dividing (a) 1 by (b) the sum of the squares of the quotients, for each S&P Industry Classification, obtained by dividing (i) the aggregate outstanding principal balance at such time of all Collateral Loans (other than Defaulted Loans) issued by Obligors that belong to such S&P Industry Classification by (ii) the aggregate outstanding principal balance at such time of all Collateral Loans (other than Defaulted Loans). "Initial Rating" means the rating given to the Loans by S&P. "Interest Coverage Amount" means, at any time, without duplication, the sum of (a) the scheduled interest payments and scheduled fees due (in each case regardless of whether the applicable payment date has yet occurred) on the Collateral Loans (including, for any Partial PIK Loan, only the required current cash pay interest expected to be received on the underlying loan and other Interest Proceeds actually received on such Partial PIK Loan, and excluding Defaulted Loans to the extent set forth in the definition of "Interest Proceeds") for the then-current Due Period; (b) amounts on deposit in the Collection Account, including Eligible Investments, representing Interest Proceeds; (c) scheduled interest on Eligible Investments held in the Collection Account, the Future Funding Reserve Account and the Closing Expense Account, in each case for the then-current Due Period; (d) all regularly scheduled amounts due and payable to the Borrower under Interest Hedge Agreements during the then-current Due Period; and (e) amounts on deposit in the Interest Reserve Account. "Interest Coverage Ratio" means, as of any Measurement Date, the ratio (expressed as a percentage) obtained by dividing: (a) (i) the Interest Coverage Amount less (ii) all amounts payable on the related Quarterly Payment Date pursuant to clauses (A) through (C) of Section 9.1(a)(i) by (b) the sum of all interest due on the Loans and Commitment Fees due, in each case, on the related Quarterly Payment Date. "Interest Coverage Ratio Test" means a test satisfied on any Measurement Date following the second Quarterly Payment Date if the Interest Coverage Ratio is greater than or equal to 130.0% on such date. "Interest Hedge Agreement" means an interest rate protection agreement that may be entered into between the Borrower and an Interest Hedge Counterparty on or after the Closing 37 Date, for the sole purpose of hedging interest rate risk between the portfolio of Collateral Loans and the Loans, as amended from time to time in accordance with the terms thereof, with respect to which the Rating Condition is satisfied. "Interest Hedge Counterparty" means a counterparty meeting, at the time of entry by the Borrower into an Interest Hedge Agreement, the then-current S&P criteria for hedge counterparties (or, with respect to any counterparty not meeting such criteria at such time, any counterparty whose obligations in respect of such Interest Hedge Agreement are absolutely and unconditionally guaranteed by an Affiliate of such counterparty meeting the then-current S&P guarantee criteria at such time), together with any permitted assignee or successor (which meets the then-current S&P criteria for hedge counterparties) under such Interest Hedge Agreement with respect to which the Rating Condition is satisfied. "Interest Only Loan" means any obligation or security that does not provide in the related Related Contracts for the payment or repayment of a stated principal amount in one or more installments on or prior to its stated maturity. "Interest Period" means, with respect to each Borrowing (a) the period from (and including) the date of such Borrowing to (but excluding) the following Calculation Date and (b) each successive period from (and including) the prior Calculation Date to (but excluding) the following Calculation Date until the principal of the Borrowing is repaid; provided that, (x) in the case of any Interest Period applicable to a prepayment of the Loans pursuant to Section 2.7(c) or the Priority of Payments, such Interest Period shall end on the date of such prepayment, (y) in the case of the Interest Period applicable to the Quarterly Payment Date occurring on the Stated Maturity, such Interest Period shall end on (and include) such Quarterly Payment Date and (z) no tenor that has been removed from this definition pursuant to Section 11.6(d) shall be available for specification in such Notice of Borrowing. "Interest Proceeds" means, with respect to any Pledged Collateral (including Cash), (a) any payments with respect thereto that are attributable to interest or yield in accordance with the Related Contracts of such Pledged Collateral, (b) all Fee Proceeds, (c) all cash capital contributions made to the Borrower that are designated as Interest Proceeds pursuant to Section 6.5, (d) any amounts deposited in the Collection Account from the Closing Expense Account in accordance with Section 8.3(e) and (e) all funds on deposit in the Interest Reserve Account. Interest Proceeds shall also include any amounts paid to the Borrower pursuant to an Interest Hedge Agreement (other than termination payments). No amounts that are required by the terms of any participation agreement to be paid by the Borrower to any Person to whom the Borrower has sold a participation interest shall constitute "Interest Proceeds" hereunder. Any amounts received in respect of any Defaulted Loan will constitute Principal Proceeds (and not Interest Proceeds) until the aggregate of all Collections in respect of such Defaulted Loan since it became a Defaulted Loan equals the Principal Balance of such Collateral Loan at the time it became a Defaulted Loan; thereafter, any such amounts will constitute Interest Proceeds. Any amounts received in respect of any Equity Security will constitute Principal Proceeds (and not Interest Proceeds). "Interest Reserve Account" means the account established pursuant to Section 8.3(c).

38 "Interpolated Rate" means, with respect to the initial Quarterly Payment Date, for the first Interest Period beginning on the Closing Date to but excluding the initial Payment Date, the rate shall be determined by interpolating linearly between the rate for the next shorter period of time for which rates are published by the Term SOFR Administrator and the rate for the next longer period of time for which rates are published by the Term SOFR Administrator. "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended. "Investment Company Act" means the Investment Company Act of 1940, as amended. "Investment Criteria Adjusted Balance" means, with respect to any Collateral Loan, the Principal Balance of such Collateral Loan; provided that for all purposes the Investment Criteria Adjusted Balance of any Discount Loan shall be the purchase price of such Discount Loan (after adding the amount of any subsequent borrowings and subtracting the amount of any subsequent repayments thereof). "IRS" means the U.S. Internal Revenue Service. "Laws" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. "Lender" means each Person that is listed as a "Lender" on the signature pages hereto, any Person that shall have become a party hereto pursuant to an Assignment and Assumption in respect of the Loans and, in each case, their respective successors, in each case other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption in respect of the Loans. "Lender Collateral Account" means the non-interest bearing account established pursuant to Section 8.3(d). "Lender Collateral Subaccount" has the meaning set forth in Section 8.3(d)(ii). "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, any Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. "Liquidation Proceeds Determination" has the meaning set forth in Section 6.3(b). "Loan Agent" means U.S. Bank Trust Company, National Association, in its capacity as loan agent for the Lenders hereunder, and its successors in such capacity. 39 "Loan Agent Fee" means the fee payable to the Loan Agent in arrears on each Quarterly Payment Date in accordance with the Priority of Payments in an amount specified in the Collateral Agent Fee Letter. "Loan Agent's Office" means the Loan Agent's address as set forth at the address listed on the signature pages hereto or pursuant to the definition of the Corporate Trust Office, and, as appropriate, the account, or such other address or account as the Loan Agent may from time to time notify to the Borrower and the Lenders. "Loan Assignment Agreement" has the meaning assigned to such term in Section 8.1(d). "Loan Documents" means this Agreement, the Account Control Agreement, the Notes, the Interest Hedge Agreements (if any), the Collateral Administration Agreement, the Master Transfer Agreement and the Collateral Agent Fee Letter. "Loans" means a Class A-R Loan, a Class A-T Loan or a Class B Loan. "Long Dated Loan" means as of any date of determination, a Collateral Loan, the stated maturity date of which is extended to occur after the earliest Stated Maturity pursuant to an amendment, modification, workout or exchange of its terms following its acquisition by the Borrower; provided that, if any Collateral Loan has scheduled distributions that occur both before and after the earliest Stated Maturity, only the scheduled distributions on such Collateral Loan occurring after the Stated Maturity will constitute a Long Dated Loan; provided, further, that in determining the scheduled distributions on any Collateral Loan occurring after the Stated Maturity, such Collateral Loan will be deemed to have a maturity and amortization schedule based on zero unscheduled prepayments. "Maintenance Covenant" means a covenant by any borrower to comply with one or more financial covenants (including, without limitation, any covenant relating to a borrowing base, asset valuation or similar asset-based requirement) during each reporting period, whether or not such borrower has taken any specified action; provided that a covenant which otherwise satisfies the definition hereof but only applies when amounts are outstanding under the related loan shall constitute a Maintenance Covenant. "Majority Class A-R Lenders" means the Class A-R Lender or Class A-R Lenders holding, collectively, more than 50% of the aggregate Undrawn Commitments and aggregate principal amount of all of the Class A-R Loans outstanding at such time; provided for purposes of making any determination of Majority Class A-R Lenders, the Undrawn Commitment of, and the portion of the Class A-R Loans held or deemed held by, any Defaulting Lender shall be excluded (unless there are no Lenders that are not Defaulting Lenders at such time). "Majority Lenders" means at any time: (a) if any Class A Loans are outstanding at such time or any Class A-R Commitments remain in effect, the Lender or Lenders holding more than 50% in respect of the sum of (i) the outstanding principal amount of Class A Loans at such time and (ii) the aggregate unutilized Class A-R Commitments at such time; and

40 (b) if no Class A Loans are outstanding at such time and no Class A-R Commitments remain in effect and there are Class B Loans outstanding at such time, the Lender or Lenders holding more than 50% in respect of the outstanding principal amount of the Class B Loans at such time; provided, in each case, that in determining whether the Majority Lenders have consented to or approved any action or inaction, (i) the vote of any Defaulting Lender shall not be taken into account to the extent provided in Section 11.5(b)(ii) and (ii) if a Lender's Commitment is reduced as the result of a Bail-In Action, the vote of any such Lender shall be proportionally reduced unless such Lender is the only Lender of the Class of Loans comprising the Majority Lenders at such time, in which case such Lender shall retain its voting rights; provided further that, for the avoidance of doubt, if any Class A Loans are outstanding at such time or any Class A-R Commitments remain in effect, unless otherwise specified, Majority Lenders shall mean the Majority Lenders in respect of the Class A Loans. "Margin Stock" shall have the meaning provided such term in Regulation U. "Market Value" means, as of any date of determination, with respect to any loans or other assets, the amount (determined by the Borrower, or the Servicer in accordance with the Servicing Standard) equal to the product of the outstanding principal amount thereof and the price determined in the following manner: (a) the bid-side quote determined by any of (i) Loan Pricing Corporation, LoanX Inc., MarkIt Partners, Mergent, Inc. or IDC or (ii) any other nationally recognized loan pricing service selected by the Borrower or the Servicer with notice to the Lenders; provided that the Majority Lenders may object to the selection of any loan pricing service selected pursuant to the immediately preceding clause (ii) within five Business Days after receipt of such notice; (b) if such quote described in clause (a) is not available, (i) the average of the bid-side quotes determined by three independent SEC-registered broker-dealers active in the trading of such asset; (ii) if only two such bids can be obtained, the lower of the bid-side quotes of such two bids; or (iii) if only one such bid can be obtained, such bid; provided that a bid provided pursuant to this clause (b) shall not be from any of the Borrower, the Servicer or any Affiliate of any thereof; or (c) if the Market Value of an asset cannot be determined in accordance with clause (a) or (b) above, then the Market Value shall be the Appraised Value; provided that (i) the Appraised Value of such Collateral Loan has been obtained or updated within the immediately preceding four months, (ii) if the Appraised Value of a Collateral Loan is determined pursuant to clause (b) of the definition of "Appraised Value", the Market Value of such Collateral Loan shall not exceed the aggregate principal amount thereof (or the portion thereof held by the Borrower) and (iii) if the Appraised Value has been requested but has not yet been received, the Market Value 41 determined by the Servicer (according to its own internal marking procedure) exercising reasonable commercial judgment in accordance with the Servicing Standard, consistent with the manner in which it would determine the market value of an asset for purposes of other funds or accounts managed by it; provided that the Market Value of any such asset may not be determined in accordance with this subclause (iii) for more than 45 days; provided further that, for the avoidance of doubt, the Servicer may, but shall not be required to, obtain an Appraised Value for any Collateral Loan; (d) if such quote or bid described in clause (a), (b) or (c) is not available, then the Market Value of such Collateral Loan shall be the lower of (i) the Principal Balance of such Collateral Loan multiplied by the applicable S&P Recovery Rate for such Collateral Loan and (ii) if any, the Market Value determined by the Borrower or the Servicer (according to its own internal marking procedure) exercising reasonable commercial judgment in accordance with the Servicing Standard, consistent with the manner in which it would determine the market value of an asset for purposes of other funds or accounts managed by it; provided that if the Servicer is not, or is not managed by, a registered investment adviser under the Investment Advisers Act, the Market Value of any such asset may not be determined in accordance with this clause (d) for more than 45 days; or (e) if the Market Value of an asset cannot be determined in accordance with clause (a), (b), (c) or (d) above, then the Market Value shall be deemed to be zero until such determination is made in accordance with clause (a), (b), (c) or (d) above. "Master Transfer Agreement" means the Loan Sale and Contribution Agreement dated as of the Closing Date, between the Seller, as seller, and the Borrower, as buyer. "Material Adverse Effect" means a material adverse effect on (a) the business, assets, financial condition or results of operations of the Borrower or the Servicer (taken as a whole), (b) the ability of the Borrower or the Servicer to perform its obligations under the Loan Documents or (c) the rights, interests, remedies or benefits (taken as a whole) available to the Lenders or the Agents under the Loan Documents (in each case, solely for purposes of Article VI, as determined in good faith and on a commercially reasonably basis by the Lenders). "Maximum Principal Balance" means, as of any date of determination and with respect to all or any specified portion of the Collateral Loans, the sum of (a) the Principal Balance of such Collateral Loans as of such date and (b) in the case of any such Collateral Loans that are Revolving Collateral Loans or Delayed Funding Loans, the Exposure Amounts thereof. "Maximum Weighted Average Life Test" is a test satisfied on any Measurement Date if the Weighted Average Life of all Collateral Loans as of such date is less than or equal to (a) 8.0 years minus (b) the number of years (rounded to the nearest quarter) that have elapsed since the Closing Date. "Measurement Date" means each Calculation Date, each day Collateral Loans are acquired, originated or sold, each Collateral Report Determination Date and each day pursuant to the reasonable request of the Majority Lenders or S&P; provided that if any such date is not a Business Day, such Measurement Date shall be the next succeeding Business Day.

42 "Minimum Weighted Average Coupon Test" means a test that will be satisfied on any Measurement Date if the Weighted Average Coupon equals or exceeds 7.0%. "Minimum Weighted Average S&P Recovery Rate Test" means the test that will be satisfied on any date of determination if the Weighted Average S&P Recovery Rate for the Collateral Loans equals or exceeds the S&P CDO Monitor Recovery Rate. "Minimum Weighted Average Spread Test" means a test that will be satisfied on any Measurement Date if the Weighted Average Spread equals or exceeds the S&P Minimum Floating Spread. "Money" shall have the meaning specified in Section 1-201(24) of the UCC. "Moody's" means Moody's Investors Service, Inc. and any successor thereto. "Multiemployer Plan" means at any time a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA to which the Borrower or a member of its ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions. "NCPCIF" means Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust. "Net Purchased Collateral Loan Balance" means, as of any date of determination, an amount equal to (a) the Aggregate Principal Balance of all Collateral Loans sold and/or contributed to the Borrower by the Seller prior to such date minus (b) the Aggregate Principal Balance of all Collateral Loans repurchased or substituted by the Seller prior to such date. "Non-Call Period" means the period from the Closing Date to and including the date that is one year from the Closing Date. "Non-Recourse Obligation" means any obligation that falls into any one of the following types of specialized lending, except (with respect to clauses (b) through (e) below) any obligation that is assigned a rating by S&P pursuant to clause (a)(i) of the definition of S&P Rating: (a) Project Finance: a method of funding in which the lender looks primarily to the revenues generated by a single project, both as the source of repayment and as security for the exposure. Repayment depends primarily on the project's cash flow and on the collateral value of the project's assets, such as power plants, chemical processing plants, mines, transportation infrastructure, environment, and telecommunications infrastructure. (b) Object Finance: a method of funding the acquisition of physical assets (e.g. ships, aircraft, satellites, railcars, and fleets) where the repayment of the exposure is dependent on the cash flows generated by the specific assets that have been financed and pledged or assigned to the lender. A primary source of these cash flows might be rental or lease contracts with one or several third parties. 43 (c) Commodities Finance: a structured short-term lending to finance reserves, inventories, or receivable of exchange-traded commodities (e.g. crude oil, metals, or crops), where the exposure will be repaid from the proceeds of the sale of the commodity and the borrower has no independent capacity to repay the exposure. This is the case when the borrower has no other activities and no other material assets on its balance sheet. (d) Income-producing real estate: a method of providing funding to real estate (such as, office buildings to let, retail space, multifamily residential buildings, industrial or warehouse space, and hotels) where the prospects for repayment and recovery on the exposure depend primarily on the cash flows generated by the asset. The primary source of these cash flows would generally be lease or rental payments or the sale of the asset. (e) High-volatility commercial real estate: a financing any of the land acquisition, development and construction phases for properties of those types in such jurisdictions, where the source of repayment at origination of the exposure is either the future uncertain sale of the property or cash flows whose source of repayment is substantially uncertain (e.g. the property has not yet been leased to the occupancy rate prevailing in that geographic market for that type of commercial real estate). "Note" means each promissory note, if any, issued by the Borrower to a Lender in accordance with the provisions of this Agreement, substantially in the form set forth on Exhibit A hereto, as the same may from time to time be amended, supplemented, waived or modified. "Notice of Borrowing" has the meaning set forth in Section 2.2(a). "NYFRB" means the Federal Reserve Bank of New York. "Obligations" means all obligations, liabilities and Indebtedness of every nature of the Borrower, from time to time owing to the Agents, the Interest Hedge Counterparties, the Lenders and the other Secured Parties under or in connection with this Agreement and the other Loan Documents, including, without limitation, (a) the unpaid principal amount of, and interest on (including interest which, but for the commencement of an insolvency, reorganization or bankruptcy case or proceeding or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Borrower or with respect to any of its assets, would have accrued on any Obligation, whether or not a claim is allowed against the Borrower for such interest in any such case or proceeding), all Loans then outstanding, and (b) all fees, expenses, indemnity payments and other amounts owed to any Secured Party pursuant to this Agreement and the other Loan Documents, in each case, whether or not then due and payable. "Obligor" means, with respect to a Collateral Loan, any Person who is obligated to repay such Collateral Loan (including, if applicable, a guarantor thereof), or any Person whose assets are relied upon by the Borrower at the time such Collateral Loan was originated or acquired by the Borrower as the source of repayment of such Collateral Loan. "Obligor Diversity Measure" means as of any date of determination, the number obtained by dividing (a) 1 by (b) the sum of the squares of the quotients, for each Obligor, obtained by dividing (i) the aggregate outstanding principal balance at such time of all Collateral Loans (other

44 than Defaulted Loans) issued by such Obligor by (ii) the aggregate outstanding principal balance at such time of all Collateral Loans (other than Defaulted Loans). "OFAC" has the meaning set forth in Section 4.23. "Offer" means with respect to any loan or security, any offer by the obligor or issuer of such loan or security or by any other Person made to all of the holders of such loan or security to purchase or otherwise acquire such loan or security (other than pursuant to any redemption in accordance with the terms of the applicable Related Contracts) or to convert or exchange such loan or security into or for Cash, securities or any other type of consideration. "Original Credit Agreement" means the Credit Agreement, dated as of August 1, 2025 among the Borrower, the Servicer, the lender parties thereto, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association as collateral agent and collateral administrator and U.S. Bank National Association, as custodian, as amended from time to time prior to the date hereof. "Other Connection Taxes" means, with respect to any Lender or the Loan Agent, Taxes imposed as a result of a present or former connection between such Lender or the Loan Agent and the jurisdiction imposing such Tax (other than connections arising from such Lender or the Loan Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). "Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 11.5). "Overcollateralization Ratio" means, as of any Measurement Date, the ratio (expressed as a percentage) obtained by dividing: (a) the sum of (i) the Principal Collateralization Amount as of such date plus (ii) the Portfolio Exposure Amount (excluding any Unsettled Amounts to the extent already included in the amount in clause (i)) for all Collateral Loans as of such date; by (b) the sum of (i) the aggregate outstanding principal amount of the Loans as of such date plus (ii) the Portfolio Exposure Amount for all Collateral Loans as of such date. "Overcollateralization Ratio Test" means a test satisfied on any Measurement Date if the Overcollateralization Ratio at such time equals or exceeds 143.85%. "Parent" means NCPCIF. 45 "Partial PIK Loan" means any PIK Loan that, in accordance with its related Related Contracts, carries a current cash pay interest rate of not less than (a) in the case of a Floating Rate Obligation, the applicable index rate plus 1.00% per annum or (b) in the case of a Fixed Rate Obligation, the zero-coupon swap rate in a fixed/floating interest rate swap with a term equal to five years. For the avoidance of doubt, if the Obligor under a loan described above fails to make a required cash interest payment thereunder and such failure continues longer than the grace period set forth for such payment in clause (a) of the definition of "Defaulted Loan", such loan shall be considered a Defaulted Loan. "Participant" has the meaning set forth in Section 12.6(b)(i). "Participant Register" has the meaning set forth in Section 12.6(b)(iii). "Participation Interest" means a participation interest in a loan that, at the time of acquisition, or the Borrower's commitment to acquire the same, satisfies each of the following criteria: (i) such participation interest would constitute a Collateral Loan were it acquired directly, (ii) the Selling Institution is a lender in respect of such loan, (iii) the aggregate participation interest in such loan granted by such Selling Institution to any one or more participants does not exceed the principal amount or commitment with respect to which the Selling Institution is a lender under such loan, (iv) such participation interest does not grant, in the aggregate, to the participant in such participation interest a greater interest than the Selling Institution holds in the loan or commitment that is the subject of the participation interest, (v) except to the extent that such participation is a contribution to equity by the Seller to the Borrower, the entire purchase price for such participation interest is paid in full at the time of the Borrower's acquisition thereof (or, in the case of a participation interest in a Revolving Collateral Loan or a Delayed Funding Loan, at the time of the funding of such Revolving Collateral Loan or Delayed Funding Loan, as applicable), (vi) the participation interest provides the participant all of the economic benefit and risk of the whole or part of the loan or commitment that is the subject of the participation interest and (vii) such participation interest is documented under a Loan Syndications and Trading Association, Loan Market Association or similar agreement standard for loan participation transactions among institutional market participants or the Master Transfer Agreement. For the avoidance of doubt, a Participation Interest shall not include a sub-participation interest in any loan. "Partnership Audit Rules" means Chapter 63 of the Code, as amended by the Bipartisan Budget Act of 2015, and any subsequent amendment (and any Treasury regulations or other guidance promulgated, or that may be promulgated in the future) relating thereto. "PATRIOT Act" means the "Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001" (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). "Payment Account" means the payment account established pursuant to Section 8.3(a). "Payment Date Report" has the meaning set forth in Section 9.1(c). "Payment Recipient" has the meaning specified in Section 7.9(a). "Percentage Share" means, when used:

46 (a) with respect to a Class A-R Lender's obligation to make Class A-R Loans and right to receive payments of interest, fees, principal and other amounts with respect thereto, the percentage obtained by dividing (i) such Class A-R Lender's Class A-R Commitment by (ii) the Total Class A-R Commitment; provided that, if the Total Class A-R Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Class A-R Lender's Class A-R Loans and the denominator shall be the aggregate unpaid principal amount of all Class A-R Loans; (b) with respect to a Class A-T Lender's obligation to make Class A-T Loans and right to receive payments of interest, fees, principal and other amounts with respect thereto, the percentage obtained by dividing (i) such Class A-T Lender's Class A-T Commitment by (ii) the Total Class A-T Commitment; provided that, if the Total Class A-T Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Class A-T Lender's Class A-T Loans and the denominator shall be the aggregate unpaid principal amount of all Class A-T Loans; (c) with respect to a Class B Lender's obligation to make Class B Loans and right to receive payments of interest, fees, principal and other amounts with respect thereto, the percentage obtained by dividing (i) such Class B Lender's Class B Commitment by (ii) the Total Class B Commitment; provided that, if the Total Class B Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Class B Lender's Class B Loans and the denominator shall be the aggregate unpaid principal amount of all Class B Loans; and (d) with respect to any other matters, for any Lender, the percentage obtained by dividing (i) the sum of such Lender's Undrawn Commitments plus the aggregate outstanding principal amount of Loans held by such Lender at such time by (ii) the sum of all Lenders' Undrawn Commitments plus the aggregate outstanding principal amount of all Loans at such time. "Permitted Liens" means (a) Liens for Taxes, assessments or charges if such Taxes, assessments or charges shall not at the time be due and payable or if the Borrower shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower, and no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced with respect to such Liens, (b) Liens granted pursuant to or by the Loan Documents, (c) Liens in favor of the Borrower created pursuant to the Master Transfer Agreement and assigned to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement, (d) the restrictions on transferability imposed by the Related Contracts (but only to the extent relating to customary procedural requirements and agent and Obligor consents (except where the Servicer or any of its Affiliates is the agent) expected to be obtained in due course and provided that any Obligor consents will be obtained prior to the delivery of the related Collateral hereunder pursuant to Section 8.7), (e) the restrictions on transferability imposed by any shareholder agreements in respect of Equity Securities acquired in connection with the restructuring of a Collateral Loan or the exercise of remedies with respect thereto, (f) with respect to agented Collateral Loans, Liens in favor of the lead agent, the collateral agent or the paying agent for the benefit of all holders of indebtedness of such Obligor under the related Collateral Loan, (g) materialman's, warehouseman's, mechanics' and other Liens arising by operation of law in the ordinary course of 47 business if such sums shall not at the time be due and payable or if the appropriate person shall currently be contesting the validity thereof in good faith and no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced with respect to such Liens, (h) Liens in favor of the Custodian or Securities Intermediary to secure amounts owing to it pursuant to the Account Control Agreement and (i) with respect to any Collateral Loans, Liens on the underlying collateral for such Collateral Loans. "Person" means an individual, a corporation, a partnership, an association, a trust, a limited liability company, member or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. "PIK Loan" means any loan that by its terms permits the deferral or capitalization of payment of accrued, unpaid interest (other than any supplemental interest in the case of a loan that continues to pay interest (other than such supplemental interest) in cash on a current basis in accordance with (x) the terms of the loan as such terms existed prior to the applicable deferral or capitalization of interest or (y) market terms applicable to such Obligor, as certified to the Borrower by the Servicer). "Plan" means at any time an "employee pension benefit plan" as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and either (i) is sponsored, maintained, or contributed to, or required to be contributed to, by the Borrower or a member of its ERISA Group or (ii) has at any time within the preceding five plan years been sponsored, maintained, or contributed to, or required to be contributed to, by the Borrower or a member of its ERISA Group. "Pledged Collateral" has the meaning specified in the Granting Clause hereof. "Portfolio Exposure Amount" means the excess (if any) of the sum of (i) the aggregate Exposure Amount at such time plus (ii) Unsettled Amounts over (iii) the sum of (x) amounts on deposit in the Future Funding Reserve Account on such date and (y) amounts on deposit in the Collection Account on such date, including Eligible Investments, representing Principal Proceeds; provided that, so long as there are no Class A-R Commitments, the Portfolio Exposure Amount shall be deemed to be zero. "Post-Default Rate" has the meaning assigned to such term in Section 2.5(c). "Primary Business Activity" means, in relation to a consolidated group of companies, for the purposes of determining whether a Collateral Loan is an ESG Collateral Loan, where such group derives more than 50% of its revenues from the relevant business, trade or production (as applicable) at the time of purchase of the ESG Collateral Loan, as determined by the Servicer. "Prime Rate" means, for any day, the rate of interest in effect for such day that is identified and normally published by The Wall Street Journal as the "Prime Rate" (or, if more than one rate is published as the Prime Rate, then the highest of such rates), with any change in Prime Rate to become effective as of the date the rate of interest which is so identified as the "Prime Rate" is different from that published on the preceding Business Day. If The Wall Street Journal no longer reports the Prime Rate, or if the Prime Rate no longer exists, or the Majority Lenders determine in

48 good faith that the rate so reported no longer accurately reflects an accurate determination of the prevailing Prime Rate, then the Servicer may select a reasonably comparable index or source to use as the basis for the Prime Rate. Notwithstanding the foregoing or any other provision of this Agreement, the rate calculated pursuant to this definition shall not be less than 0%. "Principal Allocation Formula" means: (a) prior to the end of the Reinvestment Period, with respect to a prepayment of the Class A Loans as specifically set forth herein: first, to the Class A-R Loans in an amount equal to the excess, if any, of (x) the Portfolio Exposure Amount on such Quarterly Payment Date (or other applicable date of payment) over (y) the aggregate Undrawn Commitments in respect of the Class A-R Loans on such Quarterly Payment Date (or other applicable date of payment), and second, to each of the Class A-R Loans and Class A-T Loans in accordance with their respective Principal Sharing Percentages (determined immediately prior to the application provided for in this clause second); and (b) on the last day of the Reinvestment Period and after the end of the Reinvestment Period, with respect to a prepayment of the Loans as specifically set forth herein, to each of the Class A-R Loans and the Class A-T Loans in accordance with their respective Principal Sharing Percentages (determined immediately prior to the application provided for in this clause (b)); provided, in each case, that if the Principal Allocation Formula would result in the allocation of a payment of principal to the Class A-R Loans in excess of the aggregate outstanding principal amount thereof, then the amount of such excess shall be deposited into the Future Funding Reserve Account; provided further, that the Principal Allocation Formula shall not apply so long as there are no Class A-R Commitments. "Principal Balance" means, as of any date of determination with respect to any Collateral Loan, the aggregate outstanding principal amount of such Collateral Loan as of such date, excluding (a) deferred or capitalized interest on any Collateral Loan (other than any such interest that was added to principal on or before the date when such Collateral Loan was acquired by the Borrower) and (b) any portion of such principal amount that has been assigned or participated by the Borrower pursuant to Section 10.1. For the avoidance of doubt, the Principal Balance of any Equity Security shall be zero. "Principal Collateralization Amount" means, at any time, the sum of: (a) the Aggregate Principal Balance of all Collateral Loans (excluding Defaulted Loans, Discount Loans, Long Dated Loans and Current Pay Obligations (each as to which the applicable rule below shall apply)); plus (b) (i) the aggregate amount of funds on deposit in the Collection Account, including Eligible Investments, constituting Principal Proceeds plus (ii) without duplication, the 49 aggregate amount of funds on deposit in the Future Funding Reserve Account, constituting Principal Proceeds, including Eligible Investments; plus (c) for all Discount Loans, the aggregate of the purchase prices, excluding accrued interest, expressed as a Dollar amount, for such Discount Loans (after adding the amount of any subsequent borrowings and/or subtracting the amount of any subsequent repayments thereof); plus (d) for each Defaulted Loan that has been a Defaulted Loan for less than three years, the Recovery Value and, for each other Defaulted Loan, zero; plus (e) for each Long Dated Loan, (x) if such Long Dated Loan has a stated maturity of less than or equal to two years after the earliest Stated Maturity of the Loans, the lesser of (i) 70% multiplied by the Principal Balance of such Long Dated Loan and (ii) the Market Value of such Long Dated Loan and (y) otherwise, zero; plus (f) (i) for Current Pay Obligations up to 5.0% of Total Capitalization, the Aggregate Principal Balance of all such Current Pay Obligations, plus (ii) for each Current Pay Obligation in excess of 5.0% and up to 10% of Total Capitalization, lesser of (I) 90% of the Aggregate Principal Balance of such Current Pay Obligation and (II) such Current Pay Obligation's Market Value (which is not determined pursuant to clause (d) or subclause (iii) in the proviso of clause (c) of the definition thereof) (but no greater than the par value of such Current Pay Obligation); minus (g) the CCC Excess Adjustment Amount; provided that (i) with respect to any Collateral Loan that satisfies more than one of the definitions of Defaulted Loan, Discount Loan, Long Dated Loan or Current Pay Obligation such Collateral Loan shall, for the purposes of this definition, be treated as belonging to the category of Collateral Loans which results in the lowest Principal Collateralization Amount on any date of determination and (ii) the Principal Collateralization Amount for any Defaulted Loan which has been a Defaulted Loan for three years or more will be zero. "Principal Proceeds" means (a) with respect to any Pledged Collateral (including Cash) any payments with respect thereto that are attributable to principal in accordance with the Related Contracts of such Pledged Collateral or that do not otherwise constitute Interest Proceeds (including unapplied proceeds of the Collateral Loans), (b) any upfront or net termination payments paid to the Borrower under any Interest Hedge Agreement, (c) fees received in connection with the reduction of principal of a Collateral Loan (but not any principal repaid in connection therewith) and (d) any cash capital contributions made to the Borrower that are designated as Principal Proceeds pursuant to Section 6.5. All proceeds from sales or assignments of Collateral Loans shall be deemed to be Principal Proceeds for all purposes hereunder (other than proceeds representing accrued interest), and all amounts deposited pursuant to Section 6.5 and designated as Principal Proceeds in accordance therewith shall be deemed to be Principal Proceeds for all purposes hereunder. No amounts that are required by the terms of any participation agreement to be paid by the Borrower to any Person to whom the Borrower has sold a participation interest shall constitute "Principal Proceeds" hereunder.

50 "Principal Sharing Percentage" means, with respect to any payment of principal of the Loans that is to be allocated according to the Principal Allocation Formula, a fraction, expressed as a percentage: (a) the numerator of which is: (i) in the case of the Class A-T Loans, the aggregate principal amount of the Class A-T Loans outstanding on such date; or (ii) in the case of the Class A-R Loans, the lesser of (x) the sum of (A) the aggregate principal amount of the Class A-R Loans outstanding on such date and (B) the Portfolio Exposure Amount on such date and (y) the amount of the Total Class A-R Commitment on such date; provided that if the Total Class A-R Commitment has been reduced to zero, then the amount determined pursuant to this clause (ii) shall equal the aggregate principal amount of the Class A-R Loans outstanding on such date, and (b) the denominator of which is the sum of: (i) the aggregate principal amount of the Class A-T Loans outstanding on such date; and (ii) the lesser of (x) the sum of (A) the aggregate principal amount of the Class A-R Loans outstanding on such date and (B) the Portfolio Exposure Amount on such date and (y) the amount of the Total Class A-R Commitment on such date; provided that if the Total Class A-R Commitment has been reduced to zero, the amount determined pursuant to this clause (ii) shall equal the aggregate principal amount of the Class A-R Loans outstanding on such date; provided, that the Principal Sharing Percentage shall not apply so long as there are no Class A-R Commitments. "Priority of Payments" has the meaning set forth in Section 9.1(a); provided that, at all times after the Majority Lenders have exercised their right to direct the liquidation of the Collateral under Article VI, "Priority of Payments" shall mean the priorities set forth in Section 6.4 hereof. "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding. "Prohibited Transaction" means (a) a transaction described in Section 406(a) of ERISA or Section 4975 of the Code, that is not exempted by a statutory or administrative or individual exemption pursuant to Section 408 of ERISA or Section 4975(d) of the Code or (b) a transaction prohibited under Similar Law and not exempted. "Proposed Portfolio" means the portfolio of Collateral Loans and Eligible Investments resulting from the proposed purchase, sale, maturity or other disposition of a Collateral Loan or a proposed reinvestment in an additional Collateral Loan, as the case may be. "QFC" has the meaning specified in Section 12.23(b). 51 "QFC Credit Support" has the meaning specified in Section 12.23. "Quarterly Cap" means, with respect to any Quarterly Payment Date, an amount equal to (x) $200,000 per annum (prorated for the related Interest Period on the basis of the actual number of days in the current calendar year and the actual number of days elapsed) plus (y) 0.025% per annum (prorated for the related Interest Period on the basis of the actual number of days in the current calendar year and the actual number of days elapsed) multiplied by the sum of, without duplication, (i) the Aggregate Principal Balance of all Collateral Loans, (ii) the aggregate amount of funds on deposit in the Collection Account, including Eligible Investments, constituting Principal Proceeds and (iii) the aggregate amount of funds on deposit in the Future Funding Reserve Account, including Eligible Investments and the Portfolio Exposure Amount, in each case, measured as of the Calculation Date immediately preceding such Quarterly Payment Date. "Quarterly Payment Date" means the 25th day of January, April, July and October in each year, commencing in January 2027, and the Stated Maturity; provided that if any such date is not a Business Day, such Quarterly Payment Date shall be the next succeeding Business Day. "Rating Agency" means (i) with respect to the Loans, S&P (and/or, if, at any time any other nationally recognized investment rating agency provides a rating of any Loans solicited by the Borrower, such rating agency) or (ii) with respect to the Collateral generally, Moody's or S&P (or, if, at any time Moody's or S&P ceases to provide rating services with respect to debt obligations, any other nationally recognized investment rating agency selected by the Borrower or the Servicer). In the event that at any time the rating agency referred to above ceases to be a "Rating Agency" and a replacement rating agency is selected in accordance with the preceding sentence, then references to rating categories of such replaced rating agency in this Agreement shall be deemed instead to be references to the equivalent categories of such replacement rating agency as of the most recent date on which such replacement rating agency and such replaced rating agency's published ratings for the type of obligation in respect of which such replacement rating agency is used. "Rating Condition" means, with respect to any action taken or to be taken by or on behalf of the Borrower that is expressed to be subject to such condition in any Loan Document, a condition that is satisfied if S&P has confirmed in writing (which may take the form of a press release, electronic messages, facsimile, posting to its internet website, other written communication or other means then considered industry standard) that such action will not cause the then-current rating of the Loans by S&P to be reduced or withdrawn; provided that the Rating Condition will be deemed to be satisfied with respect to any such action if (i) at the time of determination, no Loans are then rated by S&P; (ii) all of the Lenders provide their written approval as to such action and written notice thereof is given to S&P; (iii) S&P has made a public statement to the effect that it will no longer review events or circumstances of the type requiring satisfaction of the Rating Condition in this Agreement for purposes of evaluating whether to confirm the then-current ratings (or Initial Rating) of the Loans rated by S&P; or (iv) S&P has communicated to the Borrower, the Servicer or any Agent (or their respective counsel) that it will not review such event or circumstances for purposes of evaluating whether to confirm the then- current ratings (or Initial Rating).

52 "Real Estate Loan" means any debt obligation that is (a) directly or indirectly secured by a mortgage, deed of trust or similar Lien on commercial real estate, residential real estate, office, retail or industrial property or undeveloped land, is underwritten as a mortgage loan and is not otherwise associated with an operating business or (b) a loan to a company engaged primarily in acquiring and developing undeveloped land (whether or not such loan is secured by real estate). "Recovery Value" means, for each Defaulted Loan that has been a Defaulted Loan for less than three years, the lowest of: (a) the Principal Balance of such Defaulted Loan multiplied by the applicable S&P Recovery Rate for such Defaulted Loan; (b) the Market Value of such Defaulted Loan; and (c) the carrying value of such Defaulted Loan on the books and records of the Borrower (or its Affiliates). The Recovery Value of a Defaulted Loan that has been a Defaulted Loan for three years or more shall be zero. "Regional Diversity Measure" means as of any date of determination, the number obtained by dividing (a) 1 by (b) the sum of the squares of the quotients, for each S&P Region Classification, obtained by dividing (i) the aggregate outstanding principal balance at such time of all Collateral Loans (other than Defaulted Loans) issued by Obligors that belong to such S&P Region Classification by (ii) the aggregate outstanding principal balance at such time of all Collateral Loans (other than Defaulted Loans). "Register" has the meaning set forth in Section 12.6(f). "Registered" means in registered form within the meaning of Sections 881(c)(2)(B)(i) and 163(f) of the Code and Section 5f.103-1(c) of the United States Department of the Treasury regulations and issued after July 18, 1984. "Regulation U" means Regulation U of the Federal Reserve Board, as in effect from time to time. "Reinvestment Period" means the period from and including the Closing Date to and including the earliest of (a) July 25, 2030, (b) the date of the acceleration of the maturity of the Loans or the termination of the Class A-R Commitments pursuant to Section 6.2 and (c) any date on which the Borrower or the Servicer reasonably determines that it can no longer acquire or originate additional Collateral Loans appropriate for inclusion in the Collateral in accordance with the terms of this Agreement (provided that, in the case of this clause (c), an Authorized Officer of the Servicer shall provide a written certification as to such determination to the Agents, the Lenders and S&P at least five Business Days prior to such date). "Reinvestment Target Par Balance" means, as of any date of determination, the Target Initial Par Amount minus the amount of any permanent reduction in the outstanding principal amount of the Loans through the Priority of Payments or prepayments pursuant to Section 2.7 plus 53 the aggregate amount of Principal Proceeds received by the Borrower that result from the increase in Commitments hereunder and related incurrence of any additional loans thereunder (after giving effect to such issuance of any additional loans). "Related Contracts" means all credit agreements, indentures, note purchase agreements, notes, security agreements, leases, financing statements, guaranties, and other contracts, agreements, instruments and other papers evidencing, securing, guaranteeing or otherwise relating to any Collateral Loan or Eligible Investment or other investment with respect to any Collateral or proceeds thereof (including the applicable underlying instruments and any Loan Assignment Agreement), together with all of the Borrower's right, title and interest in and to all property or assets securing or otherwise relating to any Collateral Loan or other loan or security of the Borrower or Eligible Investment or other investment with respect to any Collateral or proceeds thereof or any Related Contract; provided that solely for purposes of the delivery of Related Contracts pursuant to the relevant terms herein, "Related Contracts" shall mean all credit agreements, indentures, note purchase agreements, notes, security agreements, guaranties, and other material agreements financing, securing, guaranteeing or otherwise materially relating to any Collateral Loan. "Related Property" has the meaning assigned to such term in the Granting Clause. "Relevant Governmental Body" means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or any successor thereto. "Replacement Servicer" means any Person appointed to be the "Servicer" following a Servicer Event as provided in Section 15.2(c). "Required S&P Credit Estimate Information" means S&P's "Anatomy of a Credit Estimate: What It Means and How We Do It" dated January 14, 2021 and any other available information S&P reasonably requests in order to produce a credit estimate for a particular asset. "Restricted Trading Period" means the period during which (a) the S&P rating of any of the Class A Loans is one or more subcategories below its Initial Rating by S&P or (b) the S&P rating of the Class B Loans is two or more subcategories below its Initial Rating by S&P; provided, that such period will not be a Restricted Trading Period (i) if (x) the sum of the Aggregate Principal Balance of the Collateral Loans (excluding Defaulted Loans), plus the Market Value of Defaulted Loans plus Eligible Investments constituting Principal Proceeds is greater than or equal to the Reinvestment Target Par Balance and (y) the Coverage Tests and the Collateral Quality Tests are satisfied, or (ii) so long as the S&P rating of any Class of Loans has not been further downgraded, withdrawn or put on watch for potential downgrade, upon the direction of the Borrower with the consent of a Majority Lenders; provided, further that no Restricted Trading Period shall restrict any sale of a Collateral Loan entered into by the Borrower at a time when a Restricted Trading Period is not in effect regardless of whether such sale has settled. "Retained Expense Amount" with respect to any Quarterly Payment Date means the amount, if any, by which (x) the sum of the amount determined pursuant to the definition of "Quarterly Cap" for such Quarterly Payment Date and each of the three prior Quarterly Payment

54 Dates exceeds (y) the sum of (i) the aggregate payments made under Section 9.1(a)(i)(A)(2) on such Quarterly Payment Date and each of the three prior Quarterly Payment Dates and (ii) Administrative Expenses paid pursuant to Section 8.2(d) during each of the Due Periods prior to each of the three prior Quarterly Payment Dates. "Revolving Collateral Loan" means a Collateral Loan that provides the Obligor thereunder with a revolving credit facility from which one or more borrowings may be made up to the stated principal amount of such revolving credit facility and which provides that borrowed amounts may be repaid and reborrowed from time to time. "Sale Proceeds" means all proceeds (excluding accrued interest, if any) received with respect to Collateral as a result of sales of such Collateral less any reasonable expenses incurred by the Borrower, the Servicer, the Loan Agent, the Collateral Agent, the Collateral Administrator, the Custodian or the Securities Intermediary (other than amounts payable as Administrative Expenses) in connection with such sales. "Sanctioned Country" means, at any time, a country or territory that, or whose government is, the subject or target of Sanctions, including, without limitation, at the time of this Agreement, Crimea, the so-called Luhansk People's Republic, the so-called Donetsk People's Republic, Cuba, Iran, North Korea and Syria. "Sanctioned Person" has the meaning assigned to such term in Section 4.23. "Sanctions" means sanctions administered or enforced by the United States (including without limitation OFAC and the U.S. Department of State), Canada, the United Nations Security Council, the European Union and member states thereof, or His Majesty's Treasury. "Scenario Default Rate" means, with respect to the Collateral Loans at any time: (a) during any S&P CDO Monitor Formula Election Period: (i) 0.247621; plus (ii) the quotient of (x) the S&P Weighted Average Rating Factor divided by (y) 9162.65, minus (iii) the quotient of (x) the Default Rate Dispersion divided by (y) 16757.2, minus (iv) the quotient of (x) the Obligor Diversity Measure divided by (y) 7677.8, minus (v) the quotient of (x) the Industry Diversity Measure divided by (y) 2177.56, minus (vi) the quotient of (x) the Regional Diversity Measure divided by (y) 34.0948, plus 55 (vii) the quotient of (x) the Weighted Average Life divided by (y) 27.3896; or (b) during any S&P CDO Monitor Model Election Period, an estimate of the cumulative default rate for the Current Portfolio or the Proposed Portfolio, as applicable, determined by the Servicer (which determination shall be made solely by application of the S&P CDO Monitor at such time). "Scheduled Distribution" means, with respect to any Collateral Loan, for each Due Date, the scheduled payment of principal and/or interest and/or fees due on such Due Date with respect to such Collateral Loan, determined in accordance with the assumptions specified in Section 1.3. "Scotiabank" means The Bank of Nova Scotia. "SEC" means the United States Securities and Exchange Commission. "Second Lien Loan" means any loan that: (a) is not (and cannot by its terms become) subordinate in right of payment to any other obligation of the Obligor of the loan other than (i) trade claims, capitalized leases or similar obligations and (ii) Senior Secured Loans or First Lien/Last Out Loans of the Obligor (and may also be subordinate to any obligation permitted to be senior to a Senior Secured Loan); (b) is secured by a valid second-priority perfected security interest or lien in, to or on specified collateral securing the Obligor's obligations under the Second Lien Loan the value of which is adequate (in the commercially reasonable judgment of the Borrower) to repay the loan in accordance with its terms and to repay all other loans of equal or higher seniority secured by a lien or security interest in the same collateral and (c) is not secured solely or primarily by common stock or other equity interests. For the avoidance of doubt, First Lien/Last Out Loans are not Second Lien Loans. "Secured Parties" means, collectively, the Agents, any Interest Hedge Counterparty, the Collateral Administrator, the Custodian, the Securities Intermediary and the Lenders. "Securities Intermediary" means U.S. Bank National Association, in its capacity as securities intermediary under the Account Control Agreement. "Seller" means the Parent, in its capacity as seller under the Master Transfer Agreement, or its successor in interest. "Selling Institution" means an entity (including, but not limited to, the Seller) obligated to make payments to the Borrower under the terms of a Participation Interest. "Senior Authorized Officer" means, with respect to any Person, any officer of such Person that is a chief executive officer, chief operating officer, chief credit officer, credit committee member, executive vice president or president (or, in each case, any other officer with a position analogous to those identified above and in the case of any limited liability company, any manager) or any other officer responsible for the management or administration of the Collateral or the performance of such Person's obligations under the Loan Documents. "Senior Secured Loan" means any loan that: (a) is not (and cannot by its terms become) subordinate in right of payment to any other obligation of the Obligor of such loan (other than with

56 respect to trade claims, capitalized leases or similar obligations and other than an ABL Facility and Super-Priority Revolving Facilities); (b) is secured by a valid first priority perfected security interest or lien in, to or on specified collateral securing the Obligor's obligations under such loan (subject to customary exceptions for permitted Liens, including, without limitation, any tax liens); (c) the value of the collateral securing such loan at the time of origination or acquisition together with other attributes of the Obligor (including, without limitation, its general financial condition, ability to generate cash flow available for debt service and other demands for that cash flow) is adequate (in the commercially reasonable judgment of the Servicer which determination shall not be questioned based on subsequent events) to repay such loan in accordance with its terms and to repay all other such loans of equal seniority secured by a first lien or security interest in the same collateral; and (d) is not secured solely or primarily by common stock or other equity interests; provided that the limitation set forth in this clause (d) shall not apply with respect to a loan made to a parent entity that is secured solely or primarily by the stock of one or more of the subsidiaries of such parent entity to the extent that (i) the granting by any such subsidiary of a lien on its own property would violate law or regulations applicable to such subsidiary (whether the obligation secured is such loan or any other similar type of indebtedness owing to third parties) and (ii) such subsidiary does not have any Indebtedness (other than current accounts payable in the ordinary course of business, capitalized leases or other similar indebtedness incurred in the ordinary course of business). "Servicer" means the Parent, in its capacity as servicer hereunder, including its successor in interest. "Servicer Event" means the occurrence of any of the following events: (a) the Servicer shall willfully and intentionally violate or breach any material provision of this Agreement applicable to it (not including a willful and intentional breach that results from a good faith dispute regarding reasonable alternative courses of action or reasonable interpretation of instructions); (b) other than as covered by clause (a), the Servicer shall breach in any material respect any provision of this Agreement applicable to it (it being understood that failure to meet any Concentration Limitation, Collateral Quality Test or Coverage Test is not a breach for purposes of this clause (ii)), which breach would reasonably be expected to have a Material Adverse Effect on the Borrower and shall not cure such breach (if capable of being cured) within forty-five (45) days of a Senior Authorized Officer of the Servicer receiving written notice of such breach, unless, if such breach is remediable, the Servicer has taken action that the Servicer believes in good faith will remedy such failure, and such action does remedy such failure, within ninety (90) days after a Senior Authorized Officer receives written notice thereof; (c) the failure of any representation, warranty, certification or statement made or delivered by the Servicer in or pursuant to this Agreement to be correct in any material respect when made which failure (A) would reasonably be expected to have a Material Adverse Effect on the Borrower and (B) is not corrected by the Servicer within forty-five (45) days of a Senior Authorized Officer of the Servicer receiving notice of such failure, unless, if such failure is remediable, the Servicer has taken action that the Servicer believes in good faith will remedy such failure, and such action does remedy such failure, within ninety (90) days after a Senior Authorized 57 Officer receives notice thereof; provided that, the delivery of a certificate or other report which corrects any inaccuracy contained in a previous report or certification will be deemed to cure such inaccuracy as of the date of delivery of such updated report or certificate and any and all inaccuracies arising from continuation of such initial inaccurate report or certificate will cure any breach or failure arising therefrom as of the date of such failure; (d) the Servicer is wound up or dissolved or there is appointed over it or a substantial part of its assets a receiver, administrator, administrative receiver, trustee or similar officer; or the Servicer (A) ceases to be able to, or admits in writing its inability to, pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, its creditors generally; (B) applies for or consents (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) of the or of any substantial part of their respective properties or assets in connection with any winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, receivership or similar law, or authorizes such an application or consent, or proceedings seeking such appointment are commenced without such authorization, consent or application against the Servicer and continue undismissed for sixty (60) days; (C) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, or similar law, or authorizes such application or consent, or proceedings to such end are instituted against the Servicer without such authorization, application or consent and are approved as properly instituted and remain undismissed for sixty (60) days or result in adjudication of bankruptcy or insolvency or the issuance of an order for relief; or (D) permits or suffers all or any substantial part of either of their respective properties or assets to be sequestered or attached by court order and the order (if contested in good faith) remains undismissed for sixty (60) days; (e) the occurrence and continuation of an Event of Default pursuant to Section 6.1(a) or 6.1(b) that primarily results from any material breach by the Servicer of its duties under this Agreement which breach or default is not cured within any applicable cure period; or (f) (A) the occurrence of an act by the Servicer that constitutes fraud or criminal activity in the performance of its obligations under this Agreement (as determined pursuant to a final adjudication by a court of competent jurisdiction) or the indictment of the Servicer for a criminal offense materially related to its business of providing asset management services, or (B) any Senior Authorized Officer of the Servicer whose employees are (x) seconded or made available to the Servicer to permit the Servicer to perform its obligations under this Agreement, or (y) otherwise primarily responsible for the performance by the Servicer of its obligations under this Agreement, is indicted for a criminal offense materially related to the business of the Servicer providing asset management services, and such Senior Authorized Officer continues to have responsibility for the performance by the Servicer under this Agreement for a period of twenty (20) Business Days after such indictment. "Servicer Termination Notice": The meaning specified in Section 15.2(c). "Servicing Fee" means the fee payable to the Servicer on each Quarterly Payment Date in arrears in respect of each Interest Period, which fee shall be equal to the product of (i) 0.25%, (ii)

the daily average of the Aggregate Principal Balance of all Collateral Loans during such Interest Period and (iii) the actual number of days in such Interest Period divided by 360; provided that, in the sole discretion of the Servicer, the Servicer may, from time to time, waive all or any portion of the Servicing Fee payable on any Quarterly Payment Date.

"Servicing Standard" means, with respect to the Borrower and the Servicer, in rendering its services hereunder and under the other Loan Documents, diligently using a degree of skill and attention no less than that which the Servicer exercises with respect to comparable assets that it manages for itself and for others having similar investment objectives and restrictions in accordance with its existing practices and procedures relating to assets of the nature and character of the Collateral Loans.

"Similar Law" means any federal, state, local or non-U.S. laws or regulations that are substantially similar to Section 406 of ERISA or Section 4975 of the Code.

"SOFR" means, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York's Website.

"SOFR Loans" means Loans accruing interest in accordance with the definition of "Applicable Rate".

"S&P CDO Monitor" means the dynamic, analytical computer model developed by S&P used to calculate the default frequency in terms of the amount of debt assumed to default as a percentage of the original principal amount of the Collateral Loans consistent with a specified benchmark rating level based upon certain assumptions (including the Weighted Average S&P Recovery Rate) and S&P's proprietary corporate default studies, as may be amended by S&P from time to time upon notice to the Borrower, the Loan Agent and the Collateral Administrator. Inputs for the S&P CDO Monitor will be chosen by the Servicer (with notice to the Collateral Administrator) and associated with either (x) a recovery rate for the Loans from the S&P Recovery Rate Matrix, a "Weighted Average Life Value" from the S&P Weighted Average Life Matrix and a "Weighted Average Floating Spread" from the S&P Weighted Average Floating Spread Matrix or (y) a weighted average recovery rate for the Loans, a weighted average life and a weighted average floating spread selected by the Servicer (with notice to the Collateral Administrator) and confirmed by S&P; provided that the Servicer shall not be permitted to select a spread higher than the current Weighted Average Spread, a recovery rate higher than the current Weighted Average S&P Recovery Rate or a weighted average life shorter than the current Weighted Average Life.

"S&P CDO Monitor Cash Adjustment" means, at any time, the amount calculated from the formula (LCA / AR) – TC where (a) "LCA" equals the Total Class A-R Commitment *plus* the Total Class A-T Commitment *plus* the Total Class B Commitment, (b) "AR" equals the aggregate outstanding principal amount of the Class A-R Loans and the Class A-T Loans divided by the Principal Collateralization Amount and (c) "TC" equals Total Capitalization.

"S&P CDO Monitor Formula Election Period" means the period from and including the Closing Date to but excluding the S&P CDO Monitor Model Election Date.

58

"S&P CDO Monitor Model Election Date" means the date designated by the Servicer upon at least five Business Days' prior written notice to S&P, the Collateral Agent, the Loan Agent and the Collateral Administrator; provided that an S&P CDO Monitor Model Election Date may only occur once.

"S&P CDO Monitor Model Election Period" means the period from and including the S&P CDO Monitor Model Election Date.

"S&P CDO Monitor Recovery Rate" means the weighted average recovery rate applicable as of any date of determination determined pursuant to clause (x) or (y) of the definition of S&P CDO Monitor.

"S&P CDO Monitor Test" means a test that shall be satisfied if on any Measurement Date on and after the Closing Date (and, during any S&P CDO Monitor Model Election Period, following receipt by the Borrower and the Collateral Administrator of the S&P CDO Monitor input files), if, after giving effect to the purchase of a Collateral Loan, the Default Differential of the Proposed Portfolio with respect to the Loans is positive. The S&P CDO Monitor Test shall be considered to be improved if the Default Differential of the Proposed Portfolio that is not positive is greater than the Default Differential of the Current Portfolio.

"S&P Counterparty Criteria" means with respect to any Participation Interest, a criterion that will be met if immediately after giving effect to such acquisition, the percentage of the Aggregate Principal Balance of the Collateral Loans that consists in the aggregate of Participation Interests with Selling Institutions with the relevant agent bank that have the same or a lower credit rating, does not exceed the "Aggregate Percentage Limit" (in the case of all Selling Institutions) or "Individual Percentage Limit" (in the case of a Selling Institution) set forth below for such credit rating

S&P credit rating of Selling Institution (at or below)	Aggregate Percentage Limit	Individual Percentage Limit
AAA	20%	20%
AA+	10%	10%
AA	10%	10%
AA-	5%	5%
A+	5%	5%
A**	5%	5%
A*** and A- and below	0%	0%

** Only for so long as the Selling Institution or agent, as applicable, has an S&P long-term unsecured debt rating of at least A and a short-term unsecured debt rating of at least A-1. If such Selling Institution or agent, as applicable, does not have an S&P short-term unsecured debt rating or has an S&P short-term unsecured debt rating of less than A-1, then the minimum S&P rating for purposes of the S&P Counterparty Criteria will be A+.

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60 *** If the Selling Institution or agent, as applicable, does not have a short-term unsecured debt rating by S&P of at least A-1. "S&P Industry Classification" means each industry identified on Schedule B. "S&P Minimum Floating Spread" means the weighted average floating spread applicable as of any date of determination determined pursuant to clause (x) or (y) of the definition of S&P CDO Monitor. "S&P Rating" means with respect to any Collateral Loan, as of any date of determination, the rating determined in accordance with the following methodology: (a) with respect to a Collateral Loan that is not a DIP Loan, (i) if there is an issuer credit rating of the issuer of such Collateral Loan by S&P as published by S&P, or the guarantor which unconditionally and irrevocably guarantees such Collateral Loan pursuant to a form of pursuant to a form of guaranty meeting applicable then-current S&P guarantee criteria, then the S&P Rating will be such rating (regardless of whether there is a published rating by S&P on the Collateral Loans of such issuer held by the Borrower) or (ii) if there is no issuer credit rating of the issuer by S&P but (A) if there is a senior unsecured rating on any obligation or security of the issuer, the S&P Rating of such Collateral Loan will equal such rating; (B) if there is a senior secured rating on any obligation or security of the issuer, then the S&P Rating of such Collateral Loan will be one subcategory below such rating; and (C) if there is a subordinated rating on any obligation or security of the issuer, then the S&P Rating of such Collateral Loan will be one subcategory above such rating; (b) with respect to any Collateral Loan that is a DIP Loan, the S&P Rating thereof will be the credit rating assigned to such issue by S&P, or if such DIP Loan was assigned a point-in-time rating by S&P that was withdrawn, such withdrawn rating may be used for 12 months after the assignment of such rating (provided that if any such Collateral Loan that is a DIP Loan is newly issued and the Servicer expects an S&P credit rating within 90 days, the S&P Rating of such Collateral Loan shall be "CCC-" until such credit rating is obtained from S&P); or (c) if the S&P Rating is not determined pursuant to clauses (a) or (b), then the S&P Rating shall be the S&P equivalent of the public rating by Moody's of such obligation or issuer except that the S&P Rating of such obligation will be (A) one subcategory below the S&P equivalent of such public rating if such public rating is "Baa3" or higher and (B) two subcategories below the S&P equivalent of such public rating if such public rating is "Ba1" or lower; or (d) if the S&P Rating is not determined pursuant to clauses (a), (b) or (c), the S&P Rating may be based on a credit estimate provided by S&P, and in connection therewith, the Borrower, the Servicer on behalf of the Borrower or the issuer of such Collateral Loan shall, prior to or within 90 days after the acquisition of such Collateral Loan, apply (and concurrently submit all available Required S&P Credit Estimate Information in respect of such application) to S&P for a credit estimate which will be its S&P Rating; provided that, until the receipt from S&P of such estimate, such Collateral Loan will have an S&P Rating as determined by the Servicer in its sole discretion if the Servicer certifies to the Loan Agent and the Collateral Administrator that it believes that such S&P Rating determined by the Servicer is commercially reasonable and will be 61 at least equal to such rating; provided, further, that if such Required S&P Credit Estimate Information is not submitted within such 90-day period, then, pending receipt from S&P of such estimate, the Collateral Loan will have (1) the S&P Rating as determined by the Servicer for a period of up to 90 days after acquisition of such Collateral Loan and (2) an S&P Rating of "CCC- " following such 90 day period; unless, during such 90 day period, the Servicer has requested the extension of such period and S&P, in its sole discretion, has granted such request; provided, further, that such confirmed or updated credit estimate will expire on the 12-month anniversary of such confirmation or update, unless confirmed or updated prior thereto; and (e) if the S&P Rating is not determined pursuant to clauses (a), (b), (c) or (d), (I)(x) with respect to a DIP Loan, the S&P Rating of such Collateral Loan will be "CCC-" and (y) with respect to a Current Pay Obligation, the S&P Rating will be "CCC", and (II) with respect to a Collateral Loan that is not a DIP Loan or a Current Pay Obligation, the S&P Rating of such Collateral Loan will at the election of the Borrower (at the direction of the Servicer) be "CCC-" provided that (i) the Servicer expects the Obligor in respect of such Collateral Loan to continue to meet its payment obligations under such Collateral Loan, (ii) such Obligor is not currently in reorganization or bankruptcy, (iii) such Obligor has not defaulted on any of its debts during the immediately preceding two year period and (iv) at any time that more than 10% of the Total Capitalization consists of Collateral Loans with S&P Ratings determined pursuant to this clause (e), the Borrower will submit all available Required S&P Credit Estimate Information in respect of such Collateral Loans to S&P; provided that for purposes of the determination of the S&P Rating, (x) if the applicable rating assigned by S&P to an obligor or its obligations is on "credit watch positive" by S&P, such rating will be treated as being one subcategory above such assigned rating and (y) if the applicable rating assigned by S&P to an obligor or its obligations is on "credit watch negative" by S&P, such rating will be treated as being one subcategory below such assigned rating. "S&P Rating Factor" means, for each Collateral Loan, the number set forth to the right of the applicable S&P Rating of such Collateral Loan: S&P Rating S&P Rating Factor AAA 13.51 AA+ 26.75 AA 46.36 AA- 63.90 A+ 99.50 A 146.35 A- 199.83 BBB+ 271.01 BBB 361.17 BBB- 540.42 BB+ 784.92 BB 1233.63 BB- 1565.44 B+ 1982.00

62 S&P Rating S&P Rating Factor B 2859.50 B- 3610.11 CCC+ 4641.40 CCC 5293.00 CCC- 5751.10 CC 10,000.00 "S&P Recovery Rate" means with respect to a Collateral Loan, the recovery rate determined in the manner set forth in Schedule D hereto. "S&P Recovery Rate Matrix" means a recovery rate for the Loans between 35.00% and 60.00% (in increments of 0.05%) as determined by the Servicer in its reasonable discretion. "S&P Region Classification" means with respect to a Collateral Loan, the applicable classification set forth in the table titled "S&P Region Classifications" in Schedule D. "S&P Weighted Average Floating Spread Matrix" means a spread between 2.00% and 8.00% (in increments of 0.01%) without exceeding the current Weighted Average Spread (determined as if all Discount Loans instead constituted Collateral Loans that are not Discount Loans) as of such Measurement Date. "S&P Weighted Average Life Matrix" means a weighted average life value between 0 and 8.00 (rounded to the nearest 0.05) as determined by the Servicer in its reasonable discretion. "S&P Weighted Average Rating Factor" means the quotient equal to 'A divided by B', where: A = the sum of the products, for all Collateral Loans (excluding Defaulted Loans) of (i) the Principal Balance of the Collateral Loans and (ii) the S&P Rating Factor of the Collateral Loan; and B = the Aggregate Principal Balance of all Collateral Loans (excluding Defaulted Loans). "S&P" means S&P Global Ratings or any successor thereto. "Stated Maturity" means July 25, 2038. "Step-Down Loan" means an obligation or security which by the terms of the applicable Related Contracts provides for a decrease in the per annum interest rate on such obligation or security (other than by reason of any change in the applicable index or benchmark rate used to determine such interest rate) or in the spread over the applicable index or benchmark rate, solely as a function of the passage of time; provided that an obligation or security providing for payment of a constant rate of interest or in the spread over the applicable index or benchmark rate at all times after the date of acquisition by the Borrower shall not constitute a Step-Down Loan. 63 "Step-Up Loan" means an obligation or security which by the terms of the applicable Related Contracts provides for an increase in the per annum interest rate on such obligation or security, or in the spread over the applicable index or benchmark rate, solely as a function of the passage of time; provided that an obligation or security providing for payment of a constant rate of interest or in the spread over the applicable index or benchmark rate at all times after the date of acquisition by the Borrower shall not constitute a Step-Up Loan. "Structured Finance Obligation" means any obligation issued by a special purpose entity secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any Obligor (excluding any loan made to an operating business that buys, sells and/or liquidates such assets in the ordinary course of business), including (but not limited to) collateralized debt obligations, collateralized loan obligations, asset backed securities and mortgage backed securities or any re-securitization thereof. "Subordinated Loan" means a loan obligation of any corporation, partnership, trust or other business entity that is (i) (whether by its terms or otherwise) subordinate in right of payment or security to any other debt for borrowed money incurred by the Obligor under such loan and (ii) not a Second Lien Loan or a First Lien/Last Out Loan. "Subsidiary" means any corporation, limited partnership, limited liability company or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower. "Super-Priority Revolving Facility" means, with respect to a Collateral Loan, a senior secured revolving facility incurred by the same Obligor that is prior in right of payment to such Collateral Loan; provided that the outstanding principal balance and unfunded commitments of such senior secured revolving facility do not exceed 20% of the sum of (x) the outstanding principal balance and unfunded commitments of such revolving facility, plus (y) the outstanding principal balance of such Collateral Loan, plus (z) the outstanding principal balance of any other debt for borrowed money incurred by such Obligor that is senior to or pari passu with such Collateral Loan. "Syndication Agent" means Scotiabank. "Synthetic Security" means a security or swap transaction, other than a Participation Interest, that has payments associated with either payments of interest on and/or principal of a reference obligation or the credit performance of a reference obligation. "Target Initial Par Amount" means U.S.$450,000,000. "Tax Account Reporting Rules" means FATCA, and any other laws, intergovernmental agreements, administrative guidance or official interpretations, adopted or entered into on, before or after the date of this Agreement, by one or more governments providing for the collection of financial account information and the automatic exchange of such information between or among governments for purposes of improving tax compliance, and any laws, intergovernmental agreements or other guidance adopted pursuant to the global standard for automatic exchange of

64 financial account information issued by the Organisation for Economic Co-operation and Development. "Tax Account Reporting Rules Compliance" means compliance with Tax Account Reporting Rules as necessary to avoid (a) fines, penalties or other sanctions imposed on the Borrower or any of its directors or (b) the withholding or imposition of tax from or in respect of payments to or for the benefit of the Borrower. "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, withholdings (including backup withholdings), fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. "Term SOFR" means, as of any date of determination, the Term SOFR Reference Rate for a three month tenor on the day (such day, the "Term SOFR Determination Day") that is two (2) U.S. Government Securities Business Days prior to the first day of each Interest Period, as such rate is published by the Term SOFR Administrator; provided, that if Term SOFR as so determined shall ever be less than zero, then Term SOFR shall be deemed to be zero; provided further that for the first Interest Period beginning on the Closing Date, the rate shall be determined in accordance with the definition of Interpolated Rate; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day, the Term SOFR Reference Rate for the three month tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day (notice of which shall be provided to S&P). "Term SOFR Administrator" means the CME Group Benchmark Administration Limited (CBA), or a successor administrator of the Term SOFR Reference Rate selected by the Servicer (in its reasonable discretion). "Term SOFR Determination Day" has the meaning specified in the definition of "Term SOFR". "Term SOFR Reference Rate" means, the forward-looking term rate based on SOFR. "Total Capitalization" means, at any time, the sum of (a) the Aggregate Principal Balance of the Collateral Loans (excluding any Defaulted Loans), plus (b) the Recovery Value of the Defaulted Loans, plus (c) the aggregate amount of the Undrawn Commitments, plus (d) the amount of all cash and Eligible Investments in the Collection Account and in the Future Funding Reserve Account, in each case constituting Principal Proceeds. "Total Class A-R Commitment" means, as of any date of determination, the aggregate amount of the Class A-R Commitments on such date, which as of the Closing Date is zero. 65 "Total Class A-T Commitment" means, as of any date of determination, the aggregate amount of the Class A-T Commitments on such date, which as of the Closing Date is as set forth in Schedule E hereto. "Total Class B Commitment" means, as of any date of determination, the aggregate amount of the Class B Commitments on such date, which as of the Closing Date is as set forth in Schedule E hereto. "U.S. Government Securities Business Day" means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities as indicated on the Securities Industry and Financial Markets Association website. "U.S. Person" means any Person that is a "United States person" as defined in Section 7701(a)(30) of the Code. "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York, except as otherwise specified in this Agreement. "Unadjusted Benchmark Replacement" means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. "Undrawn Commitment" means, with respect to any Class A-R Lender at any time, an amount (which may not be less than zero) equal to (i) such Lender's Class A-R Commitment at such time minus (ii) the aggregate outstanding principal amount of Class A-R Loans held by such Class A-R Lender at such time; provided that, for the avoidance of doubt, so long as there are no Class A-R Commitments, the Undrawn Commitment shall be zero. "Unfunded Amount" means, at any time, the sum of (i) the aggregate Exposure Amount at such time plus (ii) the aggregate Unsettled Amount at such time. "United States" means the United States of America, including the states and the District of Columbia, but excluding its territories and possessions. "Unsettled Amount" means, as of any date, all amounts due in respect of any Collateral Loans that the Borrower has entered into a binding commitment to originate or acquire but has not yet settled. "Weighted Average Coupon" means, with respect to Fixed Rate Obligations (excluding Defaulted Loans), as of any date, the number obtained by: (x) summing (i) the sum of the products obtained by multiplying the required cash-pay portion of the interest coupon of each such Fixed Rate Obligation (plus any other fees (such as anniversary fees, commitment fees, etc.) that are contractually required to be paid) as of such date by the Principal Balance of each such Collateral Loan as of such date and (ii) the sum of the products obtained by multiplying, with respect to each such Collateral Loan that is a Revolving

66 Collateral Loan or a Delayed Funding Loan, the related commitment or undrawn fee as of such date by the Exposure Amount of each such Collateral Loan as of such date, and (y) dividing such sum by the Aggregate Principal Balance plus the Exposure Amount of all such Collateral Loans, and rounding the result up to the nearest 0.001%; provided that if the foregoing amount is less than 7.00%, then all or a portion of the Weighted Average Coupon Adjustment, if any, as of such date, to the extent not exceeding such shortfall, shall be added to such result. "Weighted Average Coupon Adjustment" means, as of any date, a fraction (expressed as a percentage), the numerator of which is equal to the product of (i) the excess, if any, of the Weighted Average Spread for such date over the S&P Minimum Floating Spread and (ii) the Aggregate Principal Balance plus the Exposure Amount of all Floating Rate Obligations (excluding Defaulted Loans), and the denominator of which is the Aggregate Principal Balance plus Exposure Amount of all Fixed Rate Obligations (excluding Defaulted Loans). In computing the Weighted Average Coupon Adjustment on any date, the Weighted Average Spread for such Measurement Date shall be computed as if the Weighted Average Spread Adjustment was equal to zero. "Weighted Average Life" means, as of any Measurement Date, the number obtained by (a) for each Collateral Loan (other than a Defaulted Loan), multiplying the amount of each Scheduled Distribution of principal (treating each Revolving Collateral Loan and Delayed Funding Loan as if the same were fully funded) to be paid after such Measurement Date by the number of years (rounded to the nearest hundredth) from such Measurement Date until such Scheduled Distribution of principal is due; (b) summing all of the products calculated pursuant to clause (a); and (c) dividing the sum calculated pursuant to clause (b) by the sum of all Scheduled Distributions (treating each Revolving Collateral Loan and Delayed Funding Loan as if the same were fully funded) of principal due on all the Collateral Loans (other than Defaulted Loans) as of such Measurement Date "Weighted Average S&P Recovery Rate" means, as of any date of determination, the number, expressed as a percentage, obtained by summing the products obtained by (a) multiplying the outstanding Maximum Principal Balance of each Collateral Loan by its corresponding recovery rate as determined separately for each Collateral Loan in accordance with Section 1 of Schedule D hereto, (b) dividing such sum by the Aggregate Maximum Principal Balance of all of the Collateral Loans, and (c) rounding to the nearest tenth of a percent. "Weighted Average Spread" means, with respect to Floating Rate Obligations (in each case excluding Defaulted Loans), as of any date, the number obtained by: (x) (A) summing (i) with respect to all Floating Rate Obligations that bear interest at a spread over Term SOFR, the amount with respect to each such Floating Rate Obligation (expressed as a per annum interest rate, which may be negative) of the cash pay portion of the interest rate payable on such Floating Rate Obligation (plus any other fees such as anniversary fees, commitment fees, etc., that are contractually required to be paid) over Term SOFR or any applicable floor multiplied by the Principal Balance of such Floating Rate Obligation as of such date and (ii) the sum of the products obtained by multiplying, with respect to each such Collateral Loan that is a Revolving Collateral Loan or a Delayed Funding Loan, the related 67 commitment or undrawn fee as of such date by the Exposure Amount of each such Collateral Loan as of such date and (B) summing (i) with respect to all Floating Rate Obligations that bear interest at a spread over an index other than Term SOFR, (i) the sum of the products obtained by multiplying the excess of the sum of such spread and such index (including any applicable credit spread adjustment) over Term SOFR by the Principal Balance of such Floating Rate Obligation as of the immediately preceding Term SOFR Determination Day (which spread or excess may be expressed as a negative percentage) and (ii) the sum of the products obtained by multiplying, with respect to each such Collateral Loan that is a Revolving Collateral Loan or a Delayed Funding Loan, the related commitment or undrawn fee as of such date by the Exposure Amount of each such Collateral Loan as of such date; and (y) dividing such sum by the Aggregate Principal Balance plus the Exposure Amount of all such Collateral Loans, and rounding the result up to the nearest 0.001%; provided that, if the foregoing amount is less than the S&P Minimum Floating Spread, then all or a portion of the Weighted Average Spread Adjustment, if any, as of such date, to the extent not exceeding such shortfall, shall be added to such result. "Weighted Average Spread Adjustment" means, as of any date, a fraction (expressed as a percentage), the numerator of which is equal to the product of (i) the excess, if any, of the Weighted Average Coupon for such date over 7.00% and (ii) the Aggregate Principal Balance plus the Exposure Amount of all Fixed Rate Obligations (in each case excluding Defaulted Loans), and the denominator of which is the Aggregate Principal Balance plus the Exposure Amount of all Floating Rate Obligations as of such date (in each case excluding Defaulted Loans). In computing the Weighted Average Spread Adjustment on any Measurement Date, the Weighted Average Coupon for such date shall be computed as if the Weighted Average Coupon Adjustment was equal to zero. "Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. "Zero Coupon Loan" means a Collateral Loan in respect of which no interest is payable for the life of the Collateral Loan and is issued at a discount to its aggregate principal amount. Section 1.2 Accounting Terms and Determinations, UCC Terms and S&P Rating. (a) Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect from time to time. (b) Unless otherwise specified herein and unless the context requires a different meaning, all terms used herein that are defined in Articles 8 and 9 of the UCC are used herein as so defined. (c) Any reference herein to notice, condition, confirmation, request, consent, obligation or requirement in connection with the S&P rating of the Loans shall no longer be applicable if S&P is no longer rating any Loans (whether or not so specified herein). For the

68 avoidance of doubt, the Rating Condition shall be applicable only for so long as S&P is rating any Loans. Section 1.3 Assumptions and Calculations with respect to Collateral Loans. In connection with all calculations required to be made pursuant to this Agreement with respect to Scheduled Distributions on any Collateral Loans, or any payments on any other assets included in the Collateral, with respect to the sale of and reinvestment in Collateral Loans, and with respect to the income that can be earned on Scheduled Distributions on such Collateral Loans and on any other amounts that may be received for deposit in the Collection Account, the provisions set forth in this Section 1.3 shall be applied. The provisions of this Section 1.3 shall be applicable to any determination or calculation that is covered by this Section 1.3, whether or not reference is specifically made to this Section 1.3, unless some other method of calculation or determination is expressly specified in the particular provision. (a) Scheduled interest due on Collateral Loans on which payments are subject to foreign withholding taxes, will be the minimum net amount to be received after giving effect to the maximum permitted withholding and to any "gross-up" payments required to be made by the related Obligor pursuant to such loan's Related Contracts. (b) Notwithstanding any other provision of this Agreement to the contrary, all monetary calculations under this Agreement shall be in Dollars. (c) The determination of the percentage of Total Capitalization that would be represented by a specified type of Collateral Loans will be calculated by dividing the Aggregate Maximum Principal Balance of such specified type of Collateral Loans by Total Capitalization. For purposes of this Section 1.3(c), a "type" of Collateral Loan shall correspond to each clause of the definition of "Concentration Limitations". (d) Any portion of a Collateral Loan or other loan or security owned of record by the Borrower that has been assigned by the Borrower to a third party and released from the Lien of this Agreement in accordance with the terms hereof shall no longer constitute Collateral or a Collateral Loan hereunder. (e) For purposes of calculating the Coverage Tests, except as otherwise specified in the Coverage Tests, such calculations will not include scheduled interest and principal payments on Defaulted Loans unless or until such payments are actually made. (f) For each Due Period and as of any date of determination, the Scheduled Distribution on any Collateral Loans (other than Defaulted Loans, which, except as otherwise provided herein, shall be assumed to have a Scheduled Distribution of zero) shall be the sum of (i) the total amount of payments and collections to be received during such Due Period in respect of such Collateral Loans (including the proceeds of the sale of such Collateral Loans received and, in the case of sales which have not yet settled, to be received during such Due Period) and not reinvested in additional Collateral Loans or retained in the Collection Account for subsequent reinvestment pursuant to Section 8.2 that, if received as scheduled, will be available in the Collection Account at the end of such Due Period and (ii) any such amounts received in prior Due 69 Periods that were not disbursed on a previous Quarterly Payment Date or retained in the Collection Account for subsequent reinvestment pursuant to Section 8.2. (g) Each Scheduled Distribution receivable with respect to a Collateral Loan shall be assumed to be received on the applicable Due Date, and each such Scheduled Distribution shall be assumed to be immediately deposited in the Collection Account to earn interest at the Assumed Investment Rate. All such funds shall be assumed to continue to earn interest until the date on which they are required to be available in the Collection Account for application, in accordance with the terms hereof, to payments of principal of or interest on the Loans or other amounts payable pursuant to this Agreement. (h) References in the Priority of Payments to calculations made on a "pro forma basis" shall mean such calculations after giving effect to all payments, in accordance with the Priority of Payments, that precede (in priority of payment) or include the clause in which such calculation is made. (i) For purposes of calculating all Concentration Limitations, in the numerator of any component of the Concentration Limitations, Defaulted Loans will be treated as having a Maximum Principal Balance equal to the Recovery Value. (j) Except as otherwise provided herein, Defaulted Loans will not be included in the calculation of the Collateral Quality Test. (k) For purposes of calculating the Coverage Tests, the Collateral Quality Test and the Concentration Limitations, capitalized or deferred interest (and any other interest that is not paid in cash) on Collateral Loans will be excluded other than any capitalized or deferred interest that is acquired using Principal Proceeds or the proceeds of any Borrowing. (l) References in this Agreement to the Borrower's "purchase" or "acquisition" of a Collateral Loan include references to the Borrower's making or origination of such Collateral Loan. Portions of the same Collateral Loan acquired or originated by the Borrower on different dates (whether through purchase, receipt by contribution or the making or origination thereof, but excluding subsequent draws under Revolving Collateral Loans or Delayed Funding Loans) will, for purposes of determining the purchase price of such Collateral Loan, be treated as separate purchases on separate dates (and not a weighted average purchase price for any particular Collateral Loan). Each Collateral Loan that is originated by the Borrower shall be deemed to have a "purchase price" of par. (m) For purposes of calculating the Weighted Average Spread or Weighted Average Coupon, (i) a Collateral Loan that is a Step-Down Loan will be treated as having the lowest per annum interest rate or spread over the applicable index or benchmark rate over the remaining maturity of such Collateral Loan and (ii) a Collateral Loan that is a Step-Up Loan will be treated as having the then current per annum interest rate or spread over the applicable index or benchmark rate. (n) For purposes of calculating compliance with any tests under this Agreement (including without limitation the Coverage Tests, the Collateral Quality Test and the Concentration Limitations), the trade date (and not the settlement date) with respect to any acquisition or

70 disposition of a Collateral Loan or Eligible Investment shall be used to determine whether and when such acquisition or disposition has occurred. (o) For purposes of calculating the Principal Collateralization Amount and the Investment Criteria Adjusted Balance, Discount Loans shall be allocated so as to result in the lowest possible calculation of the Principal Collateralization Amount and the Investment Criteria Adjusted Balance. (p) For the avoidance of doubt, neither a failure to satisfy the Eligibility Criteria upon the origination, acquisition of or receipt of a contribution of a debt obligation nor a breach of Section 5.12 shall occur solely as a result of any property of an Obligor being subject to a Lien imposed by law, such as materialmen's, warehousemen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith. (q) [Reserved]. (r) If a Collateral Loan included in the Collateral would be deemed a Current Pay Obligation but for the applicable percentage limitation in the proviso to the definition of "Defaulted Loan," then the Current Pay Obligations with the lowest Market Value (assuming that such Market Value is expressed as a percentage of the Principal Balance of such Current Pay Obligations as of the date of determination) shall be deemed Defaulted Loans. Each such Defaulted Loan will be treated as a Defaulted Loan for all purposes until such time as the Aggregate Principal Balance of Current Pay Obligations would not exceed, on a pro forma basis including such Defaulted Loan, the applicable percentage of Total Capitalization. (s) For purposes of calculating compliance with each of the Concentration Limitations, all calculations will be rounded to the nearest 0.1%. Unless otherwise specified, all other test calculations that evaluate to a percentage shall be rounded to the nearest ten-thousandth and test calculations that evaluate to a number shall be rounded to the nearest one-hundredth. (t) Any direction required hereunder relating to the purchase, acquisition, sale, disposition or other transfer of any Collateral Loan may be in the form of a trade ticket, confirmation of trade, instruction to post or to commit to the trade, "SWIFT" message, message via Markit Loan Settlement Custodial Services (Markit CIDD) or any other electronic communication or language (including by email or other electronic communication or file transfer protocol) or other Borrower Order from the Borrower or the Servicer on which an Agent may conclusively rely, and which shall constitute a certification that all conditions precedent relating to such purchase, acquisition, sale, disposition or other transfer have been satisfied. Furthermore, with respect to any instruction to the Collateral Agent hereunder relating to the transfer of amounts on deposit in any of the Covered Accounts, a copy of such instruction shall also be required to be given to the Collateral Administrator. Any direction or instruction referred to hereunder or any other Loan Document shall be deemed to constitute a Borrower Order for all purposes hereunder or thereunder. (u) For the avoidance of doubt, no Class A-R Loans or Class A-R Commitments shall be incurred or in effect as of the Closing Date. All operative provisions herein or in any other 71 Loan Documents in relation to the Class A-R Loans and the Class A-R Commitments and any references related thereto shall not be effective or impose any obligations or duties on any party until the parties hereto have entered into an amendment to this Agreement that provides for the incurrence of such Class A-R Loans and Class A-R Commitments. Section 1.4 Cross-References; References to Agreements. "Herein", "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision. Unless otherwise specified, references in this Agreement to any Article, Section, Schedule or Exhibit are references to such Article or Section of, or Schedule or Exhibit to, this Agreement, and references in any Article, Section, Schedule or definition to any subsection or clause are references to such subsection or clause of such Article, Section, Schedule or definition. Unless otherwise specified, all references herein to any agreement or instrument shall be interpreted as references to such agreement or instrument as it may be amended, supplemented or restated from time to time in accordance with its terms and the terms of this Agreement and the other Loan Documents. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". If any date for any required payment or determination or the performance of any other terms or conditions of any Loan Document falls due on a day which is not a Business Day, then such due date shall be deemed to be the immediately following Business Day. Section 1.5 Reference to Secured Parties. In each case herein where any payment or distribution is to be made or notice is to be given to the "Secured Parties", (i) such payments and distributions in respect of the Lenders shall be made to the Loan Agent and (ii) such notices in respect of the Lenders shall be made to the Loan Agent. Notwithstanding anything under this Agreement or any other Loan Document to the contrary, any documents (including reports, notices, statements or other information) required to be provided by the Loan Agent to any Lenders may be delivered by providing access to its internet website containing such documents. The Loan Agent’s internet website shall initially be located at http://pivot.usbank.com. The Loan Agent may change the way such statements are distributed. As a condition to access to the Loan Agent’s internet website, the Loan Agent may require registration and the acceptance of a disclaimer. All such documents will be deemed to have been given on the date of posting to the Loan Agent’s website. ARTICLE II THE LOANS Section 2.1 The Commitments. On the terms and subject to the applicable conditions hereinafter set forth, including, without limitation, Article III: (a) each Class A-R Lender severally agrees to make loans to the Borrower (each, a "Class A-R Loan") from time to time on any Business Day during the period from the Closing Date through the end of the Class A-R Commitment Period, in each case in an aggregate principal amount at any one time outstanding up to but not exceeding (i) such Class A-R Lender's Class A-R Commitment and (ii) as to all Class A-R Lenders, the Total Class A-R Commitment at

72 such time; provided that, for the avoidance of doubt, the Class A-R Commitment Period shall not be in effect as of the Closing Date; (b) each Class A-T Lender severally agrees to make loans to the Borrower (each, a " Class A-T Loan") in accordance with this Agreement on the Closing Date in an amount equal to such Class A-T Lender's Class A-T Commitment; and (c) each Class B Lender severally agrees to make loans to the Borrower (each, a "Class B Loan") on the Closing Date, in each case in an aggregate principal amount up to but not exceeding (i) such Lender's Class B Commitment and (ii) as to all Class B Lenders, the Total Class B Commitment at such time. Within such limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow (and re-borrow) Class A-R Loans under this Section 2.1 and prepay Class A-R Loans under Section 2.7. Class A-T Loans and Class B Loans, once repaid, may not be reborrowed. Section 2.2 Making of the Loans. (a) If the Borrower desires to request a Borrowing it shall give the Agents a written notice in substantially the form set forth on Exhibit B hereto (each, a "Notice of Borrowing"), which Notice of Borrowing shall promptly be sent by the Loan Agent (i) to each Class A-R Lender not later than 2:00 p.m. (New York City time) on the Business Day prior to the day of the requested Borrowing and (ii) to each Class A-T Lender and Class B Lender not later than 2:00 p.m. (New York City time) on the Business Day prior to the day of the requested Borrowing. (b) Each Notice of Borrowing shall be dated the date the request for the related Borrowing is being made, signed by an Authorized Officer of the Borrower and otherwise be appropriately completed. The proposed Borrowing Date specified in each Notice of Borrowing shall be (i) in the case of the Class A-T Loans and the Class B Loans, the Closing Date and (ii) in the case of the Class A-R Loans, a Business Day falling during the Class A-R Commitment Period. (c) The amount of the Borrowing requested in each Notice of Borrowing (the "Requested Amount") shall be equal to (i) in the case of a Borrowing of Class A-R Loans, at least $500,000 and integral multiples of $1,000 in excess thereof (or, if less, the aggregate Undrawn Commitments), (ii) in the case of a Borrowing of Class A-T Loans, the Total Class A-T Commitment and (iii) in the case of a Borrowing of Class B Loans, the Total Class B Commitment. (d) Each Notice of Borrowing with respect to Class A-R Loans, Class A-T Loans and Class B Loans shall be irrevocable. (e) Each Lender shall make its Percentage Share of the applicable Requested Amount available to the Loan Agent in immediately available funds in Dollars at the Loan Agent's Office not later than 12:00 noon (New York City time) on each Borrowing Date in respect of the Loan to be funded by it hereunder. The Loan Agent will make all such funds so received available to the Borrower in like funds, by wire transfer of such funds in Dollars to an account specified by the Borrower in the Notice of Borrowing. 73 (f) Unless the Loan Agent shall have received notice from a Lender prior to the applicable Borrowing Date that such Lender will not make available to the Loan Agent such Lender's Percentage Share of the Requested Amount, the Loan Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2(e) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Loan Agent, then the applicable Lender and the Borrower severally agree to pay to the Loan Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Loan Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Loan Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the Alternate Base Rate. For the avoidance of doubt, any such interest paid by the Borrower shall be in lieu of, and not in addition to, interest that would otherwise be payable pursuant to Section 2.5. If the Borrower and such Lender shall pay such interest to the Loan Agent for the same or an overlapping period, the Loan Agent shall promptly remit to the Borrower the excess of (x) the amount of such interest paid by the Borrower for such period over (y) the interest that would otherwise have accrued with respect to such period under Section 2.5. If such Lender pays its Percentage Share of the Requested Amount to the Loan Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Loan Agent. The Borrower may prepay, at any time, upon three Business Days written notice to the Loan Agent, repay in part or full the amount of any Loan that is subject to interest hereunder and, notwithstanding anything else in this Agreement to the contrary, such prepayment shall (i) not result in any reduction in the Class A-R Commitments at such time, (ii) not be subject to any prepayment or other penalty and (iii) not be required to be applied to any other Loan. Section 2.3 Evidence of Indebtedness; Notes. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to it and resulting from the Loans made by such Lender to the Borrower, from time to time, including the amounts of principal and interest thereon and paid to it, from time to time hereunder. Notwithstanding any provision herein to the contrary, the parties hereto intend that the Loans made hereunder shall constitute a "loan" and not a "security" for purposes of Section 8-102(15) of the UCC. (b) The Loan Agent shall maintain, in accordance with its usual practices, accounts in which it will record (i) the amount of each Loan made hereunder to the Borrower, (ii) the amount of any principal due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any principal sum paid by the Borrower hereunder and each Lender's share thereof. (c) The entries maintained in the accounts maintained pursuant to clauses (a) and (b) of this Section 2.3 shall, absent manifest error, be prima facie evidence of the existence and amounts of the Loans therein recorded; provided that the failure of the Loan Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation

74 of the Borrower to repay the Loans in accordance with the terms of this Agreement. In the event of a conflict between the entries maintained by a Lender and those maintained by the Loan Agent, the records of the Loan Agent shall control. (d) Any Lender may request that its Loans to the Borrower be evidenced by a Note. In such event, the Borrower shall promptly prepare, execute and deliver to such Lender a Note (or Notes) payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, to the extent reflected in the Register, the Loans of such Lender evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 12.6) be represented by one or more Notes payable to such Lender (or registered assigns pursuant to Section 12.6), except to the extent that such Lender (or registered assignee) subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in clauses (a) and (b) of this Section 2.3. At the time of any payment or prepayment in full of the Loans evidenced by any Note, such Note shall be surrendered to the Loan Agent promptly (but no more than five Business Days) following such payment or prepayment in full. Any such Note shall be cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. If requested by any Lender in writing, the Borrower shall obtain a CUSIP or other loan identification number requested by such Lender that is customary for the nature of the Loans made hereunder. Section 2.4 Maturity of Loans. Each Loan shall mature, and the principal amount thereof shall be due and payable, on the Stated Maturity. Section 2.5 Interest Rates. (a) The Loans shall be SOFR Loans, except as otherwise provided in this Agreement, including without limitation, Section 11.2 and Section 11.6. (b) The Loans shall bear interest on the unpaid principal amount thereof, for each day such Loan is outstanding during each Interest Period applicable thereto, at a rate per annum equal to the Applicable Rate with respect thereto. Such interest shall be payable for each Interest Period on the Quarterly Payment Date immediately following the end of such Interest Period and on the Stated Maturity and as otherwise set forth herein. (c) In the event that, and for so long as, an Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans, and, to the extent permitted by applicable law, overdue interest in respect of all Loans, shall bear interest for each day at the annual rate of the sum of (i) the Applicable Rate for such Loan for such day plus (ii) two percent (the "Post-Default Rate" for such Loan). (d) The Loan Agent shall determine each interest rate applicable to the Loans hereunder for any Interest Period or Due Period or portion thereof pursuant to this Section 2.5 and the related definitions. The Loan Agent shall give prompt notice to the Borrower, the Collateral Agent and the participating Lenders of each rate of interest so determined, and of all amounts to be paid to the Loan Agent and the Lenders, and its determinations thereof shall be conclusive in the absence of manifest error. The Loan Agent shall, at the request of the Borrower, the Collateral Agent, the Collateral Administrator or any Lender, deliver to the Borrower, the Collateral Agent, 75 the Collateral Administrator or such Lender, as the case may be, a statement showing the quotations and demonstrating the calculations used by the Loan Agent in determining any interest rate pursuant to this Section 2.5. (e) [Reserved.] (f) The Loan Agent shall provide notice to the Borrower, the Collateral Agent, the Collateral Administrator and the Lenders of any and all Benchmark rate sets for the prior Interest Period on the first day of each succeeding Interest Period. Section 2.6 Commitment Fees. (a) Commitment Fees Payable. The Borrower shall, subject to Section 11.5(b)(ii)(y), pay to the Class A-R Lenders pursuant to Section 6.4 or 9.1, as applicable, ratably in proportion to their respective Percentage Shares, a commitment fee (a "Commitment Fee") accruing for each day during each Interest Period: (i) as of the Closing Date, no Commitment Fee shall be payable hereunder; provided that if the Class A-R Commitment of any Class A-R Lender is reduced as the result of a Bail-In Action, the Commitment Fee payable to such Class A-R Lender shall be calculated based on its Class A-R Commitment as so reduced. The Commitment Fees (when payable) shall be payable quarterly in arrears on the Quarterly Payment Date immediately following each Interest Period for which such fees accrue as provided in the Priority of Payments and shall be calculated by the Loan Agent pursuant to Section 2.10. (b) Fees Non-Refundable. All fees set forth in this Section 2.6 shall be deemed to have been earned on the date such payment is due in accordance with the provisions of this Agreement and shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions of this Agreement shall be binding upon the Borrower and shall inure to the benefit of the Class A-R Lenders regardless of whether any Class A-R Loans are actually made. Section 2.7 Reduction of Commitments; Conversion; Prepayments. (a) Reduction and Termination. (i) The Total Class A-R Commitment (and the Class A-R Commitment of each Class A-R Lender) shall be automatically reduced to zero at 5:00 p.m. (New York City time) on the last day of the Class A-R Commitment Period. For the avoidance of doubt, no Class A-R Commitment shall be in effect as of the Closing Date. (ii) Upon the funding of the Class A-T Loans and the Class B Loans on the Closing Date as set forth in Section 2.1, the amount of each of the Total Class A-T Commitment and the Total Class B Commitment shall be reduced to zero.

76 (iii) The Borrower shall have the right at any time during the Class A-R Commitment Period to reduce (including a reduction in full that results in a termination of the Class A-R Commitments) the Total Class A-R Commitment by an amount specified by the Borrower (such amount, the "Commitment Reduction Amount") upon not less than three Business Days' prior notice (in substantially the form as set out in Exhibit L) to the Class A-R Lenders, S&P, the Collateral Agent, the Collateral Administrator and the Loan Agent, which notice shall specify the effective date of such reduction, and on such effective date the Total Class A-R Commitment shall be reduced by the Commitment Reduction Amount; provided that the Borrower shall only have the right to terminate the Class A-R Commitments if all amounts in respect of the Class A-R Loans and all other Obligations with respect thereto due under this Agreement and the other Loan Documents are satisfied in full, including without limitation all principal, interest, Commitment Fees, Administrative Expenses and, if in connection with a reduction in full that results in termination of all Commitments. Such notice of reduction (1) shall be effective only upon receipt by the Loan Agent, (2) shall permanently reduce (and, in the case of a reduction in full, shall terminate) the Class A-R Commitments of each Class A-R Lender on the date specified in such notice and (3) shall specify the Commitment Reduction Amount; provided that no such reduction shall reduce the Total Class A-R Commitment below the aggregate principal amount of the Class A-R Loans at such time. The Borrower shall provide notice of the appropriate changes to Schedule E to the Agents, S&P and the Lenders and the Loan Agent shall make appropriate entries with respect thereto in the Register. (iv) Each of the Total Class A-R Commitment (and the Class A-R Commitment of each Class A-R Lender), the Total Class A-T Commitment (and the Class A-T Commitment of each Class A-T Lender) and the Total Class B Commitment (and the Commitment of each Class B Lender), once terminated or reduced may not be reinstated. (v) The Borrower will not reduce the Total Class A-R Commitment if, after giving effect to such reduction or termination, such reduction would result in a Commitment Shortfall. (b) Conversion of Class A-R Loans to Class A-T Loans. (i) At any time during the Class A-R Commitment Period, a Class A-R Lender or the Borrower may request (with notice to the Borrower (as applicable), the Collateral Agent, the Servicer and each Class A-R Lender (as applicable)) that any portion (such portion, the "Requested Conversion Portion") of the outstanding Class A-R Loans be converted to a term loan equal to such Requested Conversion Portion; provided that any such request shall be made to each Class A-R Lender on a pro rata basis. (ii) If, on a proposed Conversion Date, the Borrower or a Class A-R Lender, as applicable, has given its prior written consent to conversion of the Requested Conversion Portion into a Class A-T Loan as of a such Conversion Date, 77 then, on such Conversion Date, (A) the outstanding principal amount of the applicable Class A-R Lender's Class A-R Loans shall be reduced by the Requested Conversion Portion and the amount of such reduction shall be converted into a Class A-T Loan equal to such Requested Conversion Portion and (B) the Class A- R Commitments of such Lender shall be permanently reduced by such Requested Conversion Portion; provided that, in each case, all conversions of the Requested Conversion Portion shall be applied to the outstanding Class A-R Loans of each consenting Class A-R Lender on a pro rata basis. (iii) For all purposes hereunder, the Class A-R Loans converted on each Conversion Date shall, as of such date, constitute and be referred to and treated for all purposes as a Class A-T Loan hereunder. Any converting Lender and the Borrower shall cooperate to evidence the repayment and cancellation of any related Note evidencing such Lender's Class A-R Loans (or portion thereof) being converted into a Class A-T Loan, as well as the issuance of any related Note evidencing the Class A-T Loans pursuant to Section 2.3(d). (iv) The Borrower will not consent to convert any Class A-R Loans to Class A-T Loans if, after giving effect to such conversion, a Commitment Shortfall would exist. (c) Prepayments on Quarterly Payment Dates. On each Quarterly Payment Date, the Loans will be prepaid to the extent required under the Priority of Payments. To the extent designated by the Borrower in writing to the Loan Agent (with a copy to the Collateral Agent), each such prepayment of Class A-R Loans shall result in a permanent reduction (or termination, as applicable) of the Class A-R Commitments. (d) Other Prepayments. Subject to the requirements that after giving effect to the proposed prepayment and/or redemption (x) there will be sufficient funds in the Collection Account to make all payments described in clauses (A) through (C) of Section 9.1(a)(i) on the next Quarterly Payment Date (or if such prepayment is made on a Quarterly Payment Date, on such Quarterly Payment Date) and (y) there is no Commitment Shortfall, on any Business Day: (i) the Borrower may (A) only after the end of the Non-Call Period, upon at least three Business Days' notice (in substantially the form as set out in Exhibit L and which shall contain a certificate of an Authorized Officer of the Borrower certifying as to the satisfaction of the requirements set forth in this Section 2.7(d) with respect to such proposed prepayment) to the Agents and S&P, reduce or terminate the Commitments and, in connection therewith, prepay all or any portion of the Class A Loans then outstanding by paying to the Collateral Agent for the account of the Class A Lenders the principal amount to be prepaid (from amounts on deposit in the Collection Account constituting Principal Proceeds) together with accrued interest (including any accrued and unpaid interest amounts) and Commitment Fees, if applicable, thereon to the date of prepayment (from amounts on deposit in the Collection Account constituting Interest Proceeds) and any amount due pursuant to Section 2.9 (from amounts on deposit in the Collection Account constituting Principal Proceeds); provided that any prepayments of Class

78 A Loans made pursuant to this clause (A) shall (x) result in the reduction and, as applicable, termination, of the Class A-R Commitments on a dollar-for-dollar basis and (y) be allocated between the Class A-R Loans and the Class A-T Loans based on, with respect to principal, the Principal Allocation Formula, and with respect to interest and any other payments on a pro rata basis; and (B) on any Business Day during the Reinvestment Period, if each Coverage Test is satisfied, or if not satisfied, maintained or improved, after giving effect thereto, upon at least three Business Days' notice to the Agents, prepay all or any portion of the Class A-R Loans then outstanding by paying the principal amount to be prepaid (from amounts on deposit in the Collection Account constituting Principal Proceeds) together with accrued interest and Commitment Fees, if applicable, thereon to the date of prepayment (from amounts on deposit in the Collection Account constituting Interest Proceeds) and any amounts due pursuant to Section 2.9 (from amounts on deposit in the Collection Account constituting Principal Proceeds); provided that any prepayments of the Class A-R Loans made pursuant to this clause (B) shall not result in any reduction in the Class A-R Commitments at such time and such prepaid amounts under the Class A-R Loans may be re-borrowed in accordance with the terms of this Agreement; (ii) only after the end of the Non-Call Period and after the Class A Loans have been repaid in full, the Class A-R Commitments have been terminated and all interest, Commitment Fees and other amounts due in respect of the Class A Loans have been paid in full, or concurrently therewith, the Borrower may, not later than 2:00 p.m. (New York City time) at least three Business Days prior to the day of the proposed prepayment (which, for the avoidance of doubt, shall be after the Class A Loans have been repaid in full), provide written notice (which notice shall contain a certificate of an Authorized Officer of the Borrower certifying as to the satisfaction of the requirements set forth in this Section 2.7(d) with respect to such proposed prepayment) to the Agents and S&P, prepay all or any portion of the Class B Loans then outstanding, without penalty or premium, by paying to the Class B Lenders the principal amount to be prepaid (from amounts on deposit in the Collection Account constituting Principal Proceeds) together with accrued interest thereon to the date of prepayment (from amounts on deposit in the Collection Account constituting Interest Proceeds) and, solely in the case of Class B Loans, any amount due pursuant to Section 2.9 (from amounts on deposit in the Collection Account constituting Principal Proceeds), if applicable; and (iii) each notice of such prepayment and/or redemption shall be effective upon receipt and shall be dated the date such notice is being given, signed by an Authorized Officer of the Borrower. Each prepayment and/or redemption of any Loans by the Borrower pursuant to this Section 2.7(d) shall in each case be in a principal amount of at least $500,000 or a whole multiple of $1,000 in excess thereof or, if less, the entire outstanding principal amount of such Loans. If a notice of such prepayment and/or redemption is given by the Borrower, the Borrower shall make such prepayment and/or redemption and the payment amount specified in such notice shall be due and payable on the date specified therein. Each prepayment and redemption pursuant to this Section 2.7(d) shall be subject to Section 2.9. All 79 prepayments and redemptions of Loans pursuant to this Section 2.7(d) shall be applied in accordance with the procedures set forth in Section 2.7(g) and shall not be subject to the Priority of Payments. (e) Upon receipt of a notice of reduction or prepayment and/or redemption from the Borrower pursuant to Section 2.7(a)(ii) or 2.7(d), the Loan Agent shall promptly notify each Lender (with a copy to the Collateral Agent and the Collateral Administrator), of the contents thereof and of such Lender's ratable share (if any) of such reduction, prepayment or redemption, as applicable, and such notice shall thereafter be revocable by written notice to the Loan Agent (with a copy to the Collateral Agent) by the Borrower no later than 2:00 p.m. (New York City time) one Business Day before the date set forth by the Borrower in the applicable notice of reduction or prepayment as the reduction or prepayment and/or redemption date. Upon the expiration of such time period, the notice of reduction or prepayment and/or redemption shall be irrevocable; provided that any such notice may provide that repayment and/or redemption shall be subject to and contingent on the consummation of alternative financing. (f) [Reserved]. (g) Except as provided in clause (d) above and in the proviso to this clause (g) below, all reductions of the Class A-R Commitments shall be applied to the Class A-R Commitments of each Class A-R Lender, ratably in accordance with their relevant applicable Percentage Shares, and all prepayments of the Class A Loans shall be applied to the outstanding principal amount of the Class A-R Loans and the Class A-T Loans of each applicable Lender on a pro rata basis; provided that, (i) with the consent of each Class A-R Lender, (x) reductions of the Class A-R Commitments need not be applied ratably and/or (y) the Class A-T Loans may be prepaid without corresponding prepayment of the Class A-R Loans (and without reduction of the Class A-R Commitments) and (ii) with the consent of each Lender, the prepayments of the Loans need not be applied on a pro rata basis. Section 2.8 General Provisions as to Payments. (a) The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, no Agent shall be responsible for the failure of any Lender to make any Loan, and no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender. (b) Except as otherwise provided in Section 2.7(d), all payments by the Borrower pursuant to this Agreement or any of the Loan Documents in respect of principal of, or interest on or other amounts owing in respect of, the Loans shall be made in Dollars pursuant to the Priority of Payments. All amounts payable to the Lenders, the Loan Agent or the Collateral Agent under this Agreement or otherwise (including, but not limited to, fees) shall be paid to the Lenders, the Loan Agent or the Collateral Agent for the account of the Person entitled thereto. All payments hereunder or under the other Loan Documents shall be made, without setoff or counterclaim, in funds immediately available in New York City, to each Lender, the Loan Agent or the Collateral Agent at its address referred to in Section 12.1. All payments hereunder or under

80 the other Loan Documents to the Lenders, the Loan Agent or the Collateral Agent shall be made not later than 3:00 p.m. (New York City time) on the date when due. (c) The Collateral Agent shall promptly distribute to each Lender (or the Loan Agent on each Lender's behalf) its ratable share, if any, of each payment received hereunder by the Collateral Agent for the account of the Lenders without setoff or counterclaim. Whenever any payment of principal of, or interest on, the Loans or any other amount hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the immediately preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. (d) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.2(e), then the Loan Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Loan Agent for the account of such Lender for the benefit of the Loan Agent to satisfy such Lender's obligations to the Loan Agent until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and for application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Loan Agent in its discretion. Section 2.9 Funding Losses. In the event of (a) the payment of any principal of any Loan other than on a Quarterly Payment Date (including as a result of an Event of Default), (b) the conversion of any Loan other than on a Quarterly Payment Date (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked), or (d) the assignment of any Loan other than on a Quarterly Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 11.5, then, in any such event, the Borrower shall compensate each affected Lender for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable, but excluding in any event the loss of anticipated profits. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate (which shall constitute Increased Costs) on the next Quarterly Payment Date pursuant to the Priority of Payments. Section 2.10 Computation of Interest and Fees. Except as otherwise expressly provided herein, interest and fees payable pursuant to this Agreement shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day except in the case of interest or fees calculated on the basis of an Interest Period). All amounts payable hereunder shall be paid in Dollars. Section 2.11 No Cancellation of Indebtedness. Notwithstanding anything to the contrary herein, no Loan may be cancelled, surrendered, abandoned or forgiven except for payment as provided herein. 81 Section 2.12 Loan Held by Borrower Affiliated Holders. Notwithstanding anything to the contrary herein, in determining whether any Lender has given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Loan or Commitment held by Borrower Affiliated Holders shall be disregarded and deemed not to be outstanding; provided that the Collateral Agent and the Loan Agent will not be deemed to have knowledge of the existence of a Borrower Affiliated Holder unless and until such Borrower Affiliated Holder has provided notice to an Administrative Officer of the Collateral Agent and the Loan Agent in writing (as applicable) and upon which the Collateral Agent and the Loan Agent may conclusively rely. Each Borrower Affiliated Holder shall provide written notice to the Collateral Agent and the Loan Agent stating that it is a Borrower Affiliated Holder promptly upon becoming a Lender hereunder. Section 2.13 Subordination. (a) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the Class B Lenders agree for the benefit of the Class A Lenders that the Class B Loans shall be subordinate and junior to the Class A Loans to the extent and in the manner set forth in this Agreement, including as set forth in Sections 2.7, 6.4 and 9.1. The Class B Lenders agree, for the benefit of the Class A Lenders, not to cause the filing of a petition in bankruptcy against the Borrower for failure to pay to them amounts due hereunder or otherwise in respect of the Class B Loans until the payment in full of the Class A Loans and not before one year and one day have elapsed since such payment or, if longer, the applicable preference period then in effect in accordance with the Bankruptcy Code plus one day. (b) If any Event of Default has not been cured or waived and acceleration occurs in accordance with Article VI, including as a result of an Event of Default specified in Section 6.1(f) or (g), and on the Stated Maturity, the interest, Commitment Fees and principal and all other amounts owing in respect of the Class A Loans shall be paid in full in Cash (or, to the extent the Majority Lenders in respect of the Class A Loans and the Class B Loans, each voting separately by Class, consent, other than in Cash) before any further payment or distribution is made on account of the Class B Loans. (c) If, notwithstanding the provisions of this Agreement, any Class B Lender shall have received any payment or distribution in respect of the Class B Loans contrary to the provisions of this Agreement, then, unless and until all amounts payable to the Class A Lenders shall have been paid in full in Cash (or to the extent the Majority Lenders in respect of the Class A Loans and the Class B Loans, each voting separately by Class, consent, other than in Cash), such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Collateral Agent, which shall pay and deliver the same to the Class A Lenders in accordance with this Agreement; provided that if any such payment or distribution is made other than in Cash, it shall be held by the Collateral Agent as part of the Collateral and subject in all respects to the provisions of this Agreement, including this Section 2.13. (d) Each Class B Lender agrees with the Class A Lenders that each such Class B Lender shall not demand, accept or receive any payment or distribution in respect of such Class B Loans in violation of the provisions of this Agreement, including this Section 2.13; provided

82 that after all amounts payable to the Class A Lenders have been paid in full, the Class B Lenders shall, subject to this Section 2.13, be fully subrogated to the rights of the Class A Lenders. (e) Nothing in this Section 2.13 shall affect the obligation of the Borrower to pay the Class B Lenders in accordance with the terms set forth in this Agreement. ARTICLE III CONDITIONS TO BORROWINGS Section 3.1 Effectiveness of Commitments. The effectiveness of the Commitments shall occur when each of the following conditions is satisfied (or waived by each Lender in accordance with the terms hereof), each document to be dated the Closing Date (unless otherwise indicated) and delivered to the relevant Persons indicated below, and each document and other condition or evidence to be in form and substance reasonably satisfactory to the Lenders: (a) The Agents shall have received counterparts of (i) this Agreement duly executed and delivered by all of the parties hereto and (ii) each of the other Loan Documents to be executed and delivered on the Closing Date, each duly executed and delivered by all of the parties thereto. (b) The Agents shall have received (i) proper financing statements, duly filed on or before the Closing Date (and the Borrower hereby consents to such filing by the Collateral Agent or the Loan Agent) under the UCC in all jurisdictions that the Syndication Agent reasonably deems necessary or desirable in order to perfect the interests in the Collateral contemplated by this Agreement and any other Loan Documents and (ii) copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Borrower or any other transferor. (c) The Agents shall have received legal opinions addressed to each of the Secured Parties from (i) Winston Taylor LLP, counsel to the Borrower, the Servicer, Churchill and the Seller (including, without limitation, true sale and non-consolidation opinions), (ii) Nixon Peabody LLP, counsel to the Collateral Agent, the Collateral Administrator and the Custodian and (iii) Richards, Layton & Finger, special Delaware counsel to the Parent each covering such matters as the Syndication Agent and its counsel shall reasonably request. (d) The Syndication Agent shall have received evidence reasonably satisfactory to it that (i) all of the Covered Accounts shall have been established, (ii) the Account Control Agreement shall have been executed and delivered by the respective parties thereto and shall be in full force and effect and (iii) all amounts required to be deposited in any of the Covered Accounts as of the Closing Date pursuant to Section 8.3 shall have been so deposited. (e) The Borrower shall have paid (i) the fees to be received by the Arranger (or any designated Affiliate) on the Closing Date pursuant to the Arranger Fee Letter, (ii) the fees to be received by the Loan Agent and the Collateral Agent on the Closing Date pursuant to the Collateral Agent Fee Letter and (iii) all reasonable and documented fees and out-of-pocket costs and expenses of the Agents, the Arranger, respective legal counsel and each other Person payable under and in accordance with the Arranger Fee Letter and the Collateral Agent Fee Letter (as 83 applicable) and as otherwise agreed by the parties hereto, in connection with the preparation, execution and delivery of this Agreement and the other Loan Documents. (f) The Agents shall have received a certificate of an Authorized Officer of the Borrower: (i) to the effect that, as of the Closing Date (A) subject to any conditions that are required to be satisfactory or acceptable to any Agent, all conditions set forth in this Section 3.1 have been fulfilled; (B) all representations and warranties of the Borrower set forth in this Agreement and each of the other Loan Documents are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality or Material Adverse Effect, in all respects); and (C) no Default has occurred and is continuing; (ii) certifying as to and attaching (A) its Constituent Documents; (B) the incumbency and specimen signature of each of its Authorized Officers authorized to execute the Loan Documents to which it is a party; (C) a good standing certificate from its state or jurisdiction of incorporation or organization and any other state or jurisdiction in which it is qualified to do business in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect and (D) its resolutions or other action of its board of directors, designated manager or managing member, as applicable, approving the Loan Documents to which it is a party and the transactions contemplated thereby; and (iii) certifying that the Borrower does not have outstanding debt prior to the Closing Date, and is not at such time party to, any interest rate hedging agreements or currency hedging agreements. (g) The Agents shall have received a certificate of an Authorized Officer of each of the Servicer and the Seller: (i) to the effect that, as of the Closing Date, all representations and warranties of the Servicer and the Seller, respectively, set forth in each of the Loan Documents to which it is a party are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality or Material Adverse Effect, in all respects); and (ii) certifying as to and attaching (A) its Constituent Documents; (B) if applicable, its resolutions or other action of its board of directors, designated manager or managing member, as applicable, approving the Loan Documents to which it is a party and the transactions contemplated thereby; (C) the incumbency and specimen signature of each of its Authorized Officers authorized to execute the Loan Documents to which it is a party; and (D) a good standing certificate from its state or jurisdiction of incorporation or organization and any other state or jurisdiction in which it is qualified to do business in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

84 (h) If requested by any Lender in writing, the Syndication Agent shall have received evidence that the Borrower obtained a CUSIP or other loan identification number requested by such Lender that is customary for the nature of the Loans made hereunder. (i) The Syndication Agent shall have received a secretary's certificate from the Collateral Agent, which shall include the incumbency and specimen signature of each of its Authorized Officers authorized to execute the Loan Documents to which it is a party. (j) The Syndication Agent shall have received an executed termination letter terminating the Original Credit Agreement and evidence of the termination of the UCC filing against the Borrower pursuant to the Original Credit Agreement. (k) The Syndication Agent shall have received from the Borrower a satisfactorily completed Beneficial Ownership Certification. (l) The Agents shall have received from the Borrower either (A) a certificate thereof or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an opinion of counsel of the Borrower, as applicable, that no other authorization, approval or consent of any governmental body is required for the Borrower to fulfill its obligations under the Loan Documents or (B) an opinion of counsel of the Borrower that no such authorization, approval or consent of any governmental body is required for the Borrower to fulfill its obligations under the Loan Documents except as have been given. (m) The Borrower shall have provided to the Agents any documentation and other information reasonably requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act. (n) The Syndication Agent shall have received the results of a recent search by a Person satisfactory to the Syndication Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower and Seller, and bankruptcy and pending lawsuits with respect to the Borrower and Seller and the results of such search shall be satisfactory to the Syndication Agent. (o) The Arranger shall have received a letter from S&P addressed to the Borrower confirming that: (i) the Class A-T Loans have been assigned a rating of "AAA(sf)" and (ii) the Class B Loans have been assigned a rating of at least "AA(sf)". Section 3.2 Initial Borrowings and Issuance. The obligation of any Lender to make its initial Loan on the occasion of the initial Borrowing on the Closing Date is subject to the satisfaction of the following conditions (provided, however, that in the event a Lender makes its initial Loan, such conditions will be deemed to be satisfied or waived, as applicable): (a) The Agents shall have received evidence satisfactory to the Lenders that (w) the grant of security pursuant to the Granting Clause herein of all of the Borrower's right, title and interest in and to the Collateral pledged to the Collateral Agent on the Closing Date shall be effective in all relevant jurisdictions, (x) delivery of such Collateral in accordance with Section 8.7 to the Custodian shall have been effected, (y) the Borrower (or the Servicer on behalf of the 85 Borrower) will deliver copies of all Related Contracts for such Collateral in its possession to the Custodian in accordance with Sections 5.26 and 14.1 and (z) all other actions, recordings and filings that the Syndication Agent may deem necessary or desirable in order to perfect the Liens created by the Granting Clause have been taken. (b) The Agents shall have received a certificate of an Authorized Officer of the Servicer (which certificate shall include a schedule listing the Collateral Loans owned by the Borrower on the Closing Date), to the effect that, (1) in the case of each item of Collateral pledged to the Collateral Agent, on the Closing Date and immediately prior to the delivery thereof on or prior to the Closing Date, (A)(w) the Borrower is the owner of such Collateral free and clear of any liens, claims or encumbrances of any nature whatsoever except for Permitted Liens and those which have been released on or prior to the Closing Date; (x) the Borrower has acquired its ownership in such Collateral in good faith without notice of any adverse claim, except as described in clause (w) above; (y) the Borrower has not assigned, pledged or otherwise encumbered any interest in such Collateral (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than pursuant to this Agreement; and (z) the Borrower has full right to grant a security interest in and assign and pledge such Collateral to the Collateral Agent; and (B) upon the Grant by the Borrower of a security interest in the Collateral pursuant to the Granting Clause and upon the delivery of Collateral that is required to be delivered to the Collateral Agent hereunder (or the Custodian or Securities Intermediary on its behalf), the filing of all UCC-1 financing statements as are necessary to perfect the interests of the Secured Parties in the Collateral and the execution of the Account Control Agreement, the Collateral Agent shall have a first priority perfected security interest in the Collateral, except in respect of any Permitted Lien or as otherwise permitted by this Agreement and (2) immediately before and after giving effect to the Borrowings, the Overcollateralization Ratio Test shall be satisfied (as demonstrated in a writing attached to the certificate of the Servicer). (c) The Agents shall have received a certificate of an Authorized Officer of the Borrower certifying that: (i) immediately after giving effect to the Borrowings to be made on the Closing Date(on a pro forma basis) the aggregate outstanding principal amount of the Loans shall not exceed the Total Commitment as in effect on the Closing Date; (ii) immediately before and after such Borrowing, no Default shall have occurred and be continuing both before and after giving effect to the making of such Loans; (iii) the representations and warranties of the Borrower contained in this Agreement and each of the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality or Material Adverse Effect, in all respects) on and as of the Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) both before and after giving effect to the making of such Loans;

86 (iv) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or, to the actual knowledge of a Senior Authorized Officer of the Borrower, threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain the making or repayment of the Loans or the consummation of the transactions among the Borrower, the Servicer, the Lenders and the Agents contemplated by this Agreement; and (v) each of the Loan Documents remains in full force and effect and is the binding and enforceable obligation of the Borrower and the Servicer, in each case, to the extent such Person is a party thereto (except for those provisions of any Loan Document not material, individually or in the aggregate with other affected provisions, to the interests of any of the Lenders). (d) Immediately after giving effect to the funding thereof, the outstanding principal amount of the Class A Loans shall be not greater than 55% of the Principal Collateralization Amount. (e) Immediately after giving effect to the funding thereof, the outstanding principal amount of the Class A Loans and the Class B Loans, in the aggregate, shall be not greater than 65% of the Principal Collateralization Amount. (f) The Agents shall have received such other opinions, instruments, certificates and documents from the Borrower as the Agents or any Lender shall have reasonably requested; provided that sufficient notice of such request has been given to the Borrower (though nothing herein shall impose an obligation on any Agent to make any such request). Section 3.3 Borrowings and Issuance. The obligation of any Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions: (a) the Loan Agent shall have received a Notice of Borrowing as required by Section 2.2; (b) immediately after giving effect to such Borrowing (and, for the avoidance of doubt, if any of the following limits would be exceeded on a pro forma basis such Borrowing shall not be permitted), (i) the aggregate outstanding principal amount of the Class A-R Loans shall not exceed the Total Class A-R Commitment as in effect on such Borrowing Date, (ii) the aggregate outstanding principal amount of the Class A-T Loans shall not exceed the Total Class A-T Commitment as in effect on such Borrowing Date and (iii) the aggregate outstanding principal amount of the Class B Loans shall not exceed the Total Class B Commitment as in effect on such Borrowing Date; (c) no Commitment Shortfall shall exist after giving effect to such Borrowing; and (d) each of the following conditions is satisfied: 87 (i) immediately before and after such Borrowing, no Default shall have occurred and be continuing both before and after giving effect to the funding of such Loan; (ii) the representations and warranties of the Borrower contained in this Agreement and each of the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality or Material Adverse Effect, in all respects) on and as of the date of such Borrowing (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) both before and after giving effect to the funding of such Loan; (iii) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or, to the actual knowledge of a Senior Authorized Officer of the Borrower, threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain the funding or repayment of the Loans or the consummation of the transactions among the Borrower, the Servicer, the Lenders and the Agents contemplated by this Agreement; and (iv) immediately after giving effect to the requested Borrowing, the Eligibility Criteria shall be satisfied (as demonstrated in a writing attached to such Notice of Borrowing). ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE BORROWER In order to induce the Agents and each of the Lenders which may become a party to this Agreement to make the Loans, the Borrower makes the following representations and warranties as of the Closing Date. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans and shall be deemed to be reaffirmed as being true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality or Material Adverse Effect, in all respects) as of each Borrowing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be deemed to be reaffirmed as being true and correct in all materials respects as of such earlier date). Section 4.1 Existence and Power. The Borrower is a limited liability company duly formed and validly existing and in good standing under the laws of the state of Delaware. The Borrower's chief place of business, its chief executive office and the office in which the Borrower maintains its books and records are located in the address set forth on the signature pages hereof. The Borrower has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct it, and has been duly qualified and is in good standing (as

88 applicable) in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect. Section 4.2 Power and Authority. The Borrower has the power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and the performance of such Loan Documents to which it is a party. The Borrower has duly executed and delivered each such Loan Document, and each such Loan Document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. Section 4.3 No Violation. Neither the execution, delivery or performance by the Borrower of the Loan Documents to which it is a party nor compliance by the Borrower with the terms and provisions thereof nor the consummation of the transactions among the Borrower, the Servicer, the Lenders and the Agents contemplated by the Loan Documents (i) will contravene in any material respect any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict, in any material respect, with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of any indenture, agreement, lease, instrument or undertaking to which the Borrower is a party or by which it or any of its property or assets is bound or to which it is subject (except Permitted Liens) or (iii) will contravene the terms of any organizational documents of the Borrower, or any amendment thereof. Section 4.4 Litigation. There is no action, suit or proceeding pending against or, to the actual knowledge of a Senior Authorized Officer of the Borrower, threatened against or adversely affecting, (i) the Borrower or the Servicer or (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents, before any court, arbitrator or any governmental body, agency or official, in each case, which has had or would reasonably be expected to have a Material Adverse Effect. Section 4.5 Compliance with ERISA. (a) Neither the Borrower nor any member of its ERISA Group, if any, has any liability or obligation with respect to any Plan or any Multiemployer Plan which has had or would reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any member of its ERISA Group has maintained or sponsored or contributed to, or been required to contribute to, any Plan or any Multiemployer Plan in the past 5 years. (b) Neither the assets of the Borrower nor the Collateral are treated as "plan assets" for purposes of 29 C.F.R. Section 2510.3-101 and Section 3(42) of ERISA or as the assets of any governmental, church, non-U.S. or other plan that is subject to Similar Law. The Borrower has not taken, or omitted to take, any action which, assuming no assets of the Lenders being used in connection with the Loans or this Agreement are treated as "plan assets" for purposes of 29 C.F.R. Section 2510.3-101 and Section 3(42) of ERISA or as the assets of any governmental, 89 church, non-U.S. or other plan that is subject to Similar Law, constitutes or would result in the occurrence, by reason thereof, of any Prohibited Transaction in connection with the transactions contemplated hereunder. Section 4.6 Environmental Matters. (a) The Borrower's operations comply in all material respects with all applicable Environmental Laws; (b) None of the Borrower's operations is the subject of a federal or state investigation evaluating whether any remedial action, involving expenditures, is needed to respond to a release of any Hazardous Substances into the environment; and (c) The Borrower does not have any material contingent liability in connection with any release of any Hazardous Substances into the environment. Section 4.7 Taxes. The Borrower has filed or caused to be filed all U.S. federal income and other material Tax returns and reports required to be filed by it and has paid all U.S. federal income and other material Taxes required to be paid by it, except such as are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been provided. Section 4.8 Full Disclosure. (a) No written information (other than projections, other forward-looking information, information of a general economic or general industry nature and pro forma financial information) heretofore (as of each date when this representation and warranty is made) furnished by or on behalf of the Borrower to the Agents or any Lender for purposes of, or in connection with this Agreement or any transaction contemplated hereby, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which such information was furnished and taken as a whole, not misleading (to the best knowledge of the Borrower, in the case of information obtained by the Borrower from Obligors or other unaffiliated third parties) as of the date such information was furnished. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such projections and pro forma financial information as it relates to future events are not to be viewed as fact and that actual results during the period or periods covered by such projections and pro forma financial information may differ from the projected and pro forma results set forth therein by a material amount. (b) On the Closing Date, the information included in the Beneficial Ownership Certification provided by the Borrower is true and correct in all respects. Section 4.9 Solvency. On the Closing Date, the date of any amendment hereof, each Borrowing Date, and after giving effect to the transactions contemplated by the Loan Documents, (i) the Borrower will be solvent and (ii) the Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws of any jurisdiction or the

90 liquidation of all or a major portion of its assets or property, and it has no knowledge of any Person contemplating the filing of any such petition against it. Section 4.10 Use of Proceeds; Margin Regulations. All proceeds of the Loans will be used by the Borrower only in accordance with the provisions of this Agreement and the other Loan Documents. No part of the proceeds of any Loan will be used by the Borrower in any manner, whether directly or indirectly, that causes such Loan or the application of such proceeds to violate Section 7 of the Exchange Act or Regulations T, U or X of the Board of Governors of the Federal Reserve System, 12. C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase and no proceeds from the advances hereunder will be used to carry or purchase, any Margin Stock or to extend "purpose credit" within the meaning of Regulation U. Section 4.11 Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document to which the Borrower is a party or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect or those recordings and filings in connection with the Liens granted to the Collateral Agent under the Loan Documents, except for any order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption, that, if not obtained, would not, either individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Section 4.12 Investment Company Act. Neither the Borrower nor the pool of Collateral is an "investment company" as defined in, or subject to regulation under, the Investment Company Act. The Parent is not required to register as an investment company under the Investment Company Act. Section 4.13 Representations and Warranties in Loan Documents. All representations and warranties made by the Borrower in the Loan Documents to which it is a party are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality or Material Adverse Effect, in all respects) as of the date of this Agreement and as of any date that Borrower is deemed to reaffirm the same under this Agreement (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). Section 4.14 Ownership of Assets. The Borrower owns all of its properties and assets, of any nature whatsoever, free and clear of all Liens, except Permitted Liens. Section 4.15 No Default. No Default exists under or with respect to any Loan Document. The Borrower is not in default under or with respect to any material agreement, instrument or undertaking to which it is a party or by which it or any of its properties is bound in any respect, the existence of which default has had or would reasonably be expected to have a Material Adverse Effect. Section 4.16 Labor Matters. There is no labor controversy pending with respect to or, to the knowledge of a Senior Authorized Officer of the Borrower, threatened against the Borrower, 91 which has had or, if adversely determined, would reasonably be expected to have a Material Adverse Effect. Section 4.17 Subsidiaries/Equity Interests. The Borrower (a) has no Subsidiaries and (b) owns no equity interest in any other entity except equity received in connection with the exercise of remedies against an Obligor or through a restructuring of the Obligor, subject to Section 10.1(a)(iv). Section 4.18 Ranking. All Obligations, including the Obligations to pay principal of, interest on and any other amounts in respect of the Loans, constitute senior indebtedness of the Borrower (subject to the Priority of Payments and, in the case of the Class B Loans, the subordination provisions herein (including without limitation Sections 2.13, 6.4 and 9.1)). Section 4.19 Representations Concerning Collateral. (a) Upon each transfer of Collateral in the manner specified in Section 8.7 and after the other actions described in Section 8.7 have been taken by the appropriate parties, the Collateral Agent in accordance with Section 8.7, for the benefit of the Secured Parties, will have a perfected pledge of and security interest in such Collateral and all proceeds thereof (subject to § 9-315(c) of the UCC), which security interest shall be prior to all other interests in such Collateral, other than certain Permitted Liens that are prior to the security interest of the Secured Parties by operation of law or, in the case of clause (h) of the definition of "Permitted Liens", by contract. No filings other than those described or referred to in Section 8.7 or any other action other than those described in Section 8.7 will be necessary to perfect such security interest. (b) Immediately before giving effect to each transfer of Collateral Loans, Eligible Investments and other Collateral by the Borrower to the Collateral Agent in accordance with Section 8.7, the Borrower will be the beneficial owner of such Collateral Loans, Eligible Investments and other Collateral, and the Borrower will have the right to receive all Collections on such Collateral Loans, Eligible Investments and other Collateral, in each case free and clear of all Liens, security interests and adverse claims other than Permitted Liens. (c) All of the Obligors and administrative agents, as applicable, in respect of the Collateral Loans, or Selling Institutions in respect of Participation Interests, have been instructed to make payments to the Collection Account. Section 4.20 Ordinary Course. Each repayment of principal or interest under this Agreement shall be (x) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and (y) made in the ordinary course of business or financial affairs of the Borrower. Section 4.21 Anti-Money Laundering and Anti-Terrorism Finance Laws. The Borrower is in compliance with anti-money laundering laws and anti-terrorism finance laws of any jurisdiction in which the Borrower is located or doing business, including the Bank Secrecy Act of 1970, the USA PATRIOT Act of 2001 and Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "Anti-Terrorism Laws"). Section 4.22 Anti-Corruption Laws.

92 (a) No part of the proceeds of the Loans shall be used, directly or, to the Borrower's knowledge, indirectly: (1) to offer or give anything of value to any official or employee of any foreign government department or agency or instrumentality or government-owned entity, to any foreign political party or party official or political candidate or to any official or employee of a public international organization, or to anyone else acting in an official capacity (collectively, "Foreign Official"), in order to obtain, retain or direct business by (i) influencing any act or decision of such Foreign Official in his official capacity, (ii) inducing such Foreign Official to do or omit to do any act in violation of the lawful duty of such Foreign Official, (iii) securing any improper advantage or (iv) inducing such Foreign Official to use his influence with a foreign government or instrumentality to affect or influence any act or decision of such government or instrumentality; (2) to cause any party to this Agreement to violate the U.S. Foreign Corrupt Practices Act of 1977 or Corruption of Foreign Public Officials Act (Canada); or (3) to cause any party to this Agreement to violate any other anti-corruption laws, rules, or regulations applicable to such parties (all laws, rules, or regulations referred to in clauses (2) and (3) being "Anti- Corruption Laws"). (b) The Borrower and its directors, officers, and employees, and, to the knowledge of the Borrower, each of the Borrower's Affiliates, brokers, and other agents acting on its behalf are in compliance with Anti-Corruption Laws. Section 4.23 Sanctions Laws. (a) The Borrower and its directors, officers, and employees are not, and to the knowledge of the Borrower, none of its other Affiliates or brokers or other agent of any loan party acting or benefiting in any capacity in connection with the Loans is any of the following (each, a "Sanctioned Person"): (i) a Person with whom dealings are prohibited or restricted under any Sanctions, including without limitation a Person that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control ("OFAC") at its official website, or any replacement website or other replacement official publication of such list, or similarly named on any other applicable list of Persons subject to Sanctions, or a Person that is subject to Sanctions as a result of any relationship of ownership or control with any such Persons otherwise described in this Section 4.23(a)(i); (ii) a Person that derives more than 10% of its annual revenue from investments in or transactions with any Person described in this Section 4.23(a)(i); or (iii) a resident, located, domiciled, operating or organized in a country or territory which is itself the subject or target of comprehensive, country- or territory-wide Sanctions, including those administered by Canada, OFAC or the U.S. Department of State (such jurisdictions, as of the date hereof, Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk and Luhansk regions of Ukraine). (b) The Borrower, and, to the knowledge of the Borrower and its directors, officers and employees, each of the Borrower's Affiliates, brokers, and other agents acting on its behalf (i) are in compliance with Sanctions and (ii) maintain policies and procedures that are designed to promote compliance with Sanctions and Anti-Corruption Laws. (c) Further, none of the proceeds from the Loans shall be used to finance or facilitate, directly or knowingly indirectly, any transaction with, investment in, or any dealing with 93 or for the benefit of a Sanctioned Person or in any manner, in each case, that results in a violation of Sanctions by any party to this Agreement. Section 4.24 Compliance with Laws. The Borrower is in compliance with the requirements of all Applicable Laws (including Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Applicable Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to so comply, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. ARTICLE V AFFIRMATIVE AND NEGATIVE COVENANTS OF THE BORROWER The Borrower covenants and agrees that, so long as any Lender has any Commitment hereunder or any Obligations remain unpaid, and unless the Majority Lenders shall otherwise consent in writing: Section 5.1 Information. The Borrower will deliver (or will cause to be delivered) the following to the Agents and S&P (and the Loan Agent shall furnish copies thereof to each of the Lenders); provided that no information shall be furnished to S&P if S&P is no longer rating any Loans: (a) (i) promptly and in any event within three (3) Business Days after a Senior Authorized Officer of the Borrower obtains actual knowledge of any Default, if such Default is then continuing, a certificate of such Senior Authorized Officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; (ii) [reserved]; and (iii) promptly after a Senior Authorized Officer of the Borrower obtains knowledge that any loan included in the Collateral does not qualify as a "Collateral Loan," notice setting forth the details with respect to such disqualification; (b) not later than the 10th Business Day after the Collateral Report Determination Date for each calendar month (or if such day is not a Business Day, the next succeeding Business Day), a report concerning the Collateral Loans and Eligible Investments (the "Collateral Report"); the first Collateral Report shall be delivered in September 2026 and shall be determined with respect to the Collateral Report Determination Date occurring in September 2026; the Collateral Report for a calendar month shall contain the information with respect to the Collateral Loans and Eligible Investments described in Exhibit D, and shall be determined as of the Collateral Report Determination Date for such calendar month; any calculations in connection with the Collateral Reports shall be made on a trade date basis; (c) on each Quarterly Payment Date, a Payment Date Report in accordance with Section 9.1(c); (d) from time to time such additional information regarding the Collateral or the financial position or business of each Borrower as the Agents, on either their own initiative or

94 at the request of any Lender (such request to be made by such Lender through the Loan Agent), or S&P may reasonably request in writing so long as such information is within the possession of any Borrower or may be obtained with neither undue burden nor expense and is not restricted by confidentiality obligations; provided that, such additional information shall not include any information that the Servicer reasonably determines in good faith is competitively sensitive, including without limitation, internal credit memos, investment committee memos and any proprietary analysis or similar information prepared by the Servicer or any of its affiliates; and (e) with respect to DIP Loans, Collateral Loans with a Credit Estimate and Collateral Loans with an S&P Rating of CCC-, promptly upon becoming aware thereof, any information that may have a material adverse impact on the quality of such asset (as determined by the Servicer using its reasonable business judgment). Section 5.2 Payment of Obligations. The Borrower will pay and discharge, at or before maturity, all its respective material obligations and liabilities, including, without limitation, any obligation pursuant to any agreement by which it or any of its properties or assets is bound and any U.S. federal income or other material Tax liabilities, except where such liabilities may be contested in good faith by appropriate proceedings, and will maintain in accordance with GAAP appropriate reserves for the accrual of any of the same. Section 5.3 Employees. The Borrower shall not have any employees (other than its directors and managers to the extent they are employees). Section 5.4 Good Standing. The Borrower will remain qualified to do business and in good standing (as applicable) in its jurisdiction of formation and every other jurisdiction in which the nature of its businesses so requires, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect. Section 5.5 Compliance with Laws. The Borrower will comply in all respects with all Applicable Law except where the necessity of compliance therewith is contested in good faith by appropriate proceedings. Section 5.6 Books and Records.. (a) The Borrower will keep proper books of record and accounts in which full, true and correct entries in all material respects in accordance with GAAP shall be made of all material financial matters and transactions in relation to its business and activities. Section 5.7 Existence. The Borrower shall do or cause to be done, all things necessary to preserve and keep in full force and effect its existence, its material rights and its material privileges, obligations, licenses and franchises. Section 5.8 Subsidiaries; Equity Interest. The Borrower shall not directly or indirectly own any Subsidiaries or any Equity Interest in any entity other than as otherwise permitted pursuant to Section 4.17 or Section 5.9. Section 5.9 Investments. 95 (a) The Borrower shall not make any investment other than in Collateral Loans or Eligible Investments; provided that the Borrower may own Defaulted Loans, Equity Securities and other Collateral only as permitted by the terms of this Agreement. The Borrower shall not acquire or originate any debt obligation unless, at the time of the commitment to acquire or originate such debt obligation, the Eligibility Criteria are satisfied with respect to the debt obligations so acquired or originated. The Borrower shall not acquire, originate or fund any debt obligations after the Reinvestment Period except for (i) the funding of Exposure Amounts of Revolving Collateral Loans and Delayed Funding Loans that were originated or acquired by, or contributed to, the Borrower prior to the end of the Reinvestment Period and (ii) the origination or acquisition by, or contribution to the Borrower, of a Collateral Loan where the commitment to make such acquisition or origination was made prior to the end of the Reinvestment Period, so long as such commitment provided for settlement in accordance with customary procedures in the relevant markets, but in any event for a settlement period no longer than three months following the date of such commitment. Notwithstanding the foregoing, the Borrower may receive debt obligations or Equity Securities pursuant to an exercise of remedies or workout that do not satisfy the Eligibility Criteria, which shall be treated as Equity Securities for purposes of the definition of Principal Balance and all other purposes hereunder until such time as such debt obligations subsequently satisfy the Eligibility Criteria at which time such debt obligations shall be treated as Collateral Loans hereunder. (b) The Borrower shall not at any time obtain or maintain title to any real property or obtain or maintain a controlling interest in an entity that owns any real property. Section 5.10 Restriction on Fundamental Changes. (a) The Borrower shall not enter into any merger, consolidation, division or other reorganization, unless permitted by applicable law and unless: (i) the Borrower shall be the surviving entity; (ii) S&P shall have been notified in writing of such merger or consolidation or reorganization and the Rating Condition is satisfied with respect to such merger, consolidation, division or other reorganization; (iii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; (iv) the Borrower shall have delivered to each Agent and each Lender a certificate of an Authorized Officer of the Borrower stating that (1) such merger or consolidation or reorganization complies with this Section 5.10(a), (2) all conditions precedent in this Section 5.10(a) relating to such transaction have been complied with and (3) such transaction shall not cause the Borrower or the pool of Collateral to be required to register as an "investment company" under the Investment Company Act; and (v) the fees, costs and expenses of the Agents (including any reasonable legal fees and expenses) associated with the matters addressed in this Section 5.10 shall have been paid by the Borrower or otherwise provided for to the satisfaction of the Agents. (b) The Borrower shall not liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, including by way of division or any disposition of property to any Delaware LLC formed upon the consummation of a Delaware LLC Division, in one transaction or series of transactions, all or any part of its business or property, whether now or hereafter acquired, except for transfers of its property expressly permitted by the Loan Documents.

96 (c) The Borrower shall not amend its Constituent Documents without prior written notice to S&P, the Loan Agent and the Lenders and, in the case of amendments that would reasonably be expected to adversely affect the Lenders, the Majority Lenders' prior written consent. Section 5.11 ERISA. The Borrower shall not establish, maintain or contribute to, or be required to contribute to, any Plan or Multiemployer Plan or become a guarantor with respect to any such plan. The Borrower shall ensure that no transfer of any interest in the Borrower will cause the assets of the Borrower or the Collateral to be treated as "plan assets" for purposes of Section 3(42) of ERISA or as the assets of any governmental, church, non-U.S. or other plan that is subject to Similar Law. Section 5.12 Liens. The Borrower shall not at any time directly or indirectly create, incur, assume or permit to exist, on any of its property, any Lien for borrowed monies or any other Lien except for Permitted Liens. Section 5.13 Business Activities. The Borrower shall not engage in any business activity other than (i) the making, acquisition, origination, selling and maintenance of Collateral Loans and the ownership of equity interests permitted hereby and (ii) any other activities expressly permitted by, contemplated by or reasonably ancillary to this Agreement and the other Loan Documents. Section 5.14 [Reserved]. Section 5.15 Anti-Money Laundering and Anti-Terrorism Finance Laws; Foreign Corrupt Practices Act; Sanctions Laws. The Borrower shall not (a) engage in or conspire to engage in any transaction, conduct, or activity that evades or avoids, or has the purpose of evading or avoiding, or otherwise violates any Anti-Terrorism Law, Anti-Corruption Law or Sanctions, (b) cause or permit any of the funds that are used to repay the Obligations to be derived, directly or knowingly indirectly, from any activity with the result that any party to this Agreement would be in violation of any applicable Anti-Terrorism Laws, Anti-Corruption Laws, or Sanctions or (c) use any part of the proceeds of the Loans, directly or knowingly indirectly, for any conduct that would cause the representations and warranties in Sections 4.21, 4.22 or 4.23 to be untrue as if made on the date any such conduct occurs. Section 5.16 Indebtedness. The Borrower shall not incur or suffer to exist any Indebtedness other than the Obligations and involuntarily incurred Contingent Obligations, which would not reasonably be expected to have a Material Adverse Effect and which the Borrower shall use commercially reasonable efforts to promptly resolve. Section 5.17 Use of Proceeds. The Borrower shall use the proceeds of the Loans solely (a) for the acquisition and origination of Collateral Loans during the Reinvestment Period (and after the Reinvestment Period only for the acquisition and origination of Collateral Loans committed to during the Reinvestment Period, subject to Section 5.9), (b) to fund Exposure Amounts and/or (c) to pay fees and expenses incurred with the closing and execution of this Agreement and the other Loan Documents, in each of the foregoing cases, in accordance with the terms of this Agreement. Section 5.18 Bankruptcy Remoteness; Separateness. 97 (a) Limited Purpose Entity. (i) The Borrower at all times since its formation has been, and will continue to be, a limited liability company formed under the laws of the state of Delaware. The Borrower at all times since its formation has been, and will continue to be, duly qualified in its jurisdiction of formation and each other jurisdiction in which such qualification was or may be necessary for the conduct of its business, except where the failure to be so qualified in any jurisdiction would not reasonably be expected to have a Material Adverse Effect; (ii) the Borrower at all times since its formation has complied, and will continue to comply, in all material respects (and in all respects with respect to the matters referred to in Section 5.18(d)) with its Constituent Documents and the laws of the jurisdiction of its incorporation relating to companies formed with limited liability under the laws of the state of Delaware; (iii) all customary formalities regarding the existence of the Borrower have been observed at all times since its formation and will continue to be observed; (iv) the Borrower has been adequately capitalized at all times since its formation and will continue to be adequately capitalized in light of the nature of its business; and (v) the Borrower has not any time since its formation assumed or guaranteed, and will not assume or guarantee, the liabilities of any other Persons (other than any (A) reimbursement obligation or indemnity in favor of its officers or directors; provided that any such reimbursement obligation or indemnity shall be subject to the Priority of Payments (B) the assumption of the obligations in connection with the ordinary course purchase, sale or receipt as a contribution of Collateral Loans). (b) [Reserved.] (c) Separate Existence. (i) At all times since its formation, the Borrower has accurately maintained, and will continue to accurately maintain, in all material respects, its financial statements, accounting records and other corporate documents, as applicable, separate from those of the Servicer and any other Person; provided, however, that if the Borrower prepares consolidated financial statements with any Affiliates, (y) any such consolidated financial statements shall contain a note indicating the Borrower's separateness from any such Affiliates and indicate its assets are not available to pay the debts of such Affiliate or any other Person and (z) if the Borrower prepares its own separate balance sheet, such assets shall also be listed on the Borrower's own separate balance sheet. Subject to Section 5.27, the Borrower has not at any time since its formation commingled, and will not commingle, its assets with those of the Servicer or any other Person. The Borrower has at all times since its formation accurately maintained, in all material respects,

98 and will continue to accurately maintain in all material respects, its own bank accounts and separate books of account. (ii) The Borrower has at all times since its formation paid, and will continue to pay, its own liabilities from its own separate assets. (iii) The Borrower has at all times since its formation identified itself, and will continue to identify itself, in all dealings with the public, under its own name and as a separate and distinct entity. The Borrower has not at any time since its formation identified itself, and will not identify itself, as being a division or a part of any other entity (other than for U.S. federal and state tax and consolidated accounting purposes). (d) The Borrower will comply at all times with the provisions of its Constituent Documents relating to separateness, bankruptcy remoteness and any similar provisions. Section 5.19 Maturity Amendments. (a) The Borrower (or the Servicer on the Borrower's behalf) shall be authorized to consent to any amendment, waiver or other modification to any Collateral Loan, including any amendment, waiver or modification that would extend the stated maturity date thereof (a "Maturity Amendment"); provided that neither the Borrower (nor the Servicer on the Borrower's behalf) may agree to any Maturity Amendment (except a Credit Amendment) unless after giving effect to such Maturity Amendment, the stated maturity of the Collateral Loan that is the subject of such Maturity Amendment is not later than the Stated Maturity; provided, further, that (i) the aggregate outstanding principal balance of Long Dated Loans then held by the Borrower as a result of a Maturity Amendment will not exceed 10.0% of the Total Capitalization and (ii) any Long Dated Loans in excess of such 10.0% limitation will be treated, for all purposes under this Agreement, as an Equity Security. (b) If the Borrower (or the Servicer on the Borrower's behalf) enters into an amendment to a Collateral Loan that is not consented to by the Majority Lenders and such amendment results in the failure (or worsening of an existing failure) of the Maximum Weighted Average Life Test, such Collateral Loan will be treated as a Defaulted Loan hereunder until the Maximum Weighted Average Life Test is satisfied. (c) For the avoidance of doubt, after giving effect to such amendment or modification, the Collateral Loan that is the subject of such amendment or modification must satisfy the definition of Collateral Loan (other than clause (x) thereof). Neither the Borrower nor the Servicer will be in violation of the restrictions in this paragraph if the stated maturity of a Collateral Loan is extended without meeting the requirements of this paragraph so long as the Borrower (or the Servicer on behalf of the Borrower) did not consent to such Maturity Amendment. Notwithstanding anything to the contrary herein, the Borrower will notify S&P of any Maturity Amendment or any amendment, waiver of or supplement to any Related Contract that subordinates (in right of payment, with respect to liquidation preferences or otherwise) a Collateral Loan if such subordination causes any of the Coverage Tests, Concentration Limitations or the Collateral Quality Test to cease to be in compliance (or, if any of the Coverage Tests, the Concentration 99 Limitations or the Collateral Quality Test are not satisfied prior to such subordination, causes any such Coverage Test, Concentration Limitation or Collateral Quality Test to be worsened). Section 5.20 Hedging. (a) The Borrower may, at any time and from time to time, enter into any Interest Hedge Agreements (subject in each case to satisfaction of the Rating Condition and the prior written consent of the Majority Lenders). The Borrower will not amend or replace any Interest Hedge Agreement unless the Rating Condition shall have been satisfied in connection with such amendment or replacement. The Borrower (or the Servicer on behalf of the Borrower) shall promptly provide written notice of entry into, and the amendment or replacement of, any Interest Hedge Agreement to the Agents and the Lenders. Notwithstanding anything to the contrary contained herein, the Borrower (or the Servicer on behalf of the Borrower) shall not enter into any Interest Hedge Agreement (A) unless it obtains written advice of counsel that (1) the written terms of the derivative directly relate to the Collateral Loans and (2) such derivative reduces the interest rate and/or foreign exchange risks related to the Collateral Loans and the Loans and (B) that would cause the Borrower to be considered a "commodity pool" as defined in Section 1a(10) of the Commodity Exchange Act unless (i) the Servicer, and no other party, including but not limited to the Collateral Agent, the Custodian and the Loan Agent, is registered as a "commodity pool operator" as defined in Section 1(a)(11) of the Commodity Exchange Act and "commodity trading advisor" as defined in Section 1(a)(12) of the Commodity Exchange Act with the CFTC or (ii) with respect to the Borrower as the commodity pool, the Servicer would be eligible for an exemption from registration as a commodity pool operator and commodity trading advisor and all conditions for obtaining the exemption have been satisfied. The Servicer agrees that for so long as the Borrower is a commodity pool, the Servicer will take all actions necessary to ensure ongoing compliance with, as the case may be, either (x) the applicable exemption from registration as a commodity pool operator and/or a commodity trading advisor with respect to the Borrower or (y) the applicable registration requirements as a commodity pool operator and/or a commodity trading advisor with respect to the Borrower, and will in each case take any other actions required as a commodity pool operator and/or a commodity trading advisor with respect to the Borrower. (b) Each Interest Hedge Agreement shall contain appropriate limited recourse and non-petition provisions equivalent (mutatis mutandis) to those contained in Section 12.15. Each Interest Hedge Counterparty shall be required to satisfy, at the time that any Interest Hedge Agreement to which it is a party is entered into, the then-current S&P criteria for hedge counterparties with respect to any Interest Hedge Agreements shall be subject to the Priority of Payments specified in Section 9.1(a) and Section 6.4. Each Interest Hedge Agreement shall contain an acknowledgement by the Interest Hedge Counterparty that the obligations of the Borrower to the Interest Hedge Counterparty under the relevant Interest Hedge Agreement shall be payable in accordance with the Priority of Payments specified in Section 9.1(a) and Section 6.4 and the Borrower shall use its commercially reasonable efforts to provide that it may not be terminated due to the occurrence of an Event of Default until liquidation of the Collateral has commenced. Section 5.21 Title Covenants. The Borrower covenants that at no time shall it: (a) create, permit or suffer to be created any Lien or security interest in the Collateral other than Permitted Liens; or

100 (b) except as otherwise expressly permitted herein sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein. The Borrower further covenants and agrees to defend the Collateral against the claims and demands of all other parties to the extent necessary to preserve the first-priority security interest of the Collateral Agent in the Collateral (subject to Permitted Liens). Section 5.22 Further Assurances. (a) The Borrower shall at its sole expense file, record, make, execute and deliver all such notices, instruments, statements and other documents, and take such acts, as the Collateral Agent (acting at the direction of the Majority Lenders) may reasonably request from time to time to register in the name of the Collateral Agent or its nominee, and to perfect, preserve or otherwise protect the security interest of the Collateral Agent, for the benefit of the Secured Parties in, the Collateral or any part thereof, or to give effect to the rights, powers and remedies of the Collateral Agent hereunder, including but not limited to execution and delivery of financing statements. The Borrower shall be obligated to perform its obligations under this Agreement notwithstanding the ability of the Collateral Agent to take such actions pursuant to the provisions of Section 5.24. (b) Not earlier than three months and not later than one month prior to each one-year anniversary of the date of filing of the UCC-1 financing statement referred to in Section 8.7, unless the Obligations have been paid in full, the Borrower shall furnish to the Collateral Agent an opinion of counsel to the effect that, in the opinion of such counsel, as of the date of such opinion, the lien and security interest created by this Agreement with respect to the Collateral remains a valid and perfected first priority lien in favor of the Collateral Agent for the benefit of the Secured Parties, which opinion may contain usual and customary assumptions, limitations and exceptions. Section 5.23 Costs of Transfer Taxes and Expenses. (a) The Borrower shall pay or cause to be paid all transfer Taxes and other costs incurred in connection with all transfers of Collateral. For the avoidance of doubt, any amounts paid pursuant to this Section 5.23(a) shall not be indemnifiable pursuant to Section 11.4. (b) Without duplication of any other provision of this Agreement, the Borrower agrees to pay the Collateral Agent the reasonable and documented out-of-pocket costs and expenses, including but not limited to reasonable and documented attorneys' fees and other charges, incurred by the Collateral Agent in connection with making collections on any Collateral. Section 5.24 Collateral Agent May Perform. (a) If the Borrower fails to perform any agreement contained herein to be performed by it, the Collateral Agent may, upon the written instructions of the Majority Lenders, itself file, record, make, execute and deliver all such notices, instruments, statements and other documents, and take such acts, as the Majority Lenders may determine to be necessary or desirable from time to time to perfect, preserve or otherwise protect the security interest of the Collateral Agent, for the benefit of itself and the Secured Parties and otherwise perform, or cause 101 performance of, any other such actions as the Majority Lenders shall determine is necessary or desirable, and the reasonable fees and out-of-pocket expenses of the Collateral Agent and Lenders incurred in connection therewith shall be payable by the Borrower and shall be part of the Obligations. (b) The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Section 5.25 Notice of Name Change. The Borrower shall give the Agents and S&P not less than 10 days' notice of any change of its name and not less than 10 days' notice of any change of its principal place of business, type or organization, jurisdiction of organization or other legal structure and will take all steps necessary to preserve the first priority perfected security interest of the Collateral Agent in the Collateral. Section 5.26 Delivery of Related Contracts. After the Document Custody Effective Date, the Borrower (or the Servicer on behalf of the Borrower) shall deliver electronic copies of all Related Contracts and any promissory notes in physical form in its possession to the Custodian within five Business Days of the Borrower's acquisition or origination of the related Collateral Loan, subject to Section 14.1 hereunder. For the avoidance of doubt, until the Document Custody Effective Date, the Document Custody Provisions shall not apply, and the Custodian shall have no obligations to hold any Related Contracts or promissory notes. Section 5.27 Delivery of Proceeds. In the event that the Borrower receives any payments in respect of or other proceeds of Collateral Loans or other Collateral or any capital contribution, the Borrower shall pay such payments or other proceeds to the Collateral Agent promptly and, in no event, later than two Business Days after the Borrower's receipt thereof. Section 5.28 Performance of Obligations. The Borrower shall timely and fully comply with and perform in all material respects its obligations under the Collateral Loans and other Collateral in accordance with the terms thereof. Section 5.29 Limitation on Dividends. The Borrower will not declare or make any direct or indirect distribution, dividend or other payment to any person on account of any Equity Interests in, or ownership of any similar interests or securities of the Borrower, except for a distribution made pursuant to Section 6.4 or 9.1. For the avoidance of doubt, the payment by the Borrower to the Parent of the purchase price of Collateral Loans shall not be subject to this Section 5.29. Section 5.30 Renewal of Credit Estimates. For each Collateral Loan with a credit estimate provided by S&P, the Borrower shall submit such Required S&P Credit Estimate Information as is required by S&P to renew such credit estimate within the 12 month period

102 following receipt of the most recent credit estimate provided by such Rating Agency for such Collateral Loan. Section 5.31 Annual Rating Review. On or before the anniversary date of the Closing Date in each calendar year, or the last Business Day immediately preceding such date if such date is not a Business Day, the Borrower shall pay for the ongoing monitoring of the rating of the Loans by S&P. The Borrower shall promptly notify the Agents, the Servicer and the Lenders in writing if at any time the rating of the Loans has been, or to the knowledge of a Senior Authorized Officer will be, changed or withdrawn, or the rating outlook on the Loans has been, or to the knowledge of a Senior Authorized Officer will be, changed. Section 5.32 Amendment to Loan Documents. The Borrower shall not amend any of the Loan Documents except pursuant to the applicable terms thereof and Section 12.5 of this Agreement. Section 5.33 Transactions With Affiliates. Except as may be otherwise required or permitted by the Master Transfer Agreement or Article X, the Borrower shall not sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates unless (i) the terms and conditions of any such transaction are no less favorable to the Borrower than the terms it would obtain in a comparable, timely transaction with a non-Affiliate, (ii) such transaction is effected in accordance with all Applicable Law, (iii) such transaction is conducted in an arm's length transaction in the ordinary course of business and (iv) in the case of the sale of any Collateral Loan, the sale price is not less than the fair market value with respect to such Collateral Loan as determined by the Servicer in accordance with the Servicing Standard. The Borrower shall ensure that all purchases of Collateral Loans from the Parent will be pursuant to and in accordance with the Master Transfer Agreement. This Section 5.33 shall not require the Seller or any Affiliate of the Borrower to purchase from the Borrower or sell or otherwise transfer to the Borrower any property or assets except as provided by the Master Transfer Agreement. Section 5.34 [Reserved]. Section 5.35 Tax Matters as to the Borrower. (a) The Borrower shall (and each Lender hereby agrees to) treat the Loans as debt for U.S. federal, state and local income and franchise tax purposes and will take no contrary position unless otherwise required by an applicable taxing authority. (b) The Borrower shall at all times ensure that it is treated, for U.S. federal income tax purposes, either as (i) an entity disregarded as separate from a sole owner, or (ii) a partnership (other than a publicly traded partnership taxable as a corporation). (c) The Borrower will deliver or cause to be delivered an IRS Form W-9 of the Borrower (if the Borrower is treated as a partnership for U.S. federal income tax purposes) or an IRS Form W-9 or the applicable IRS Form W-8, in each case, from its sole owner (if the Borrower is treated as an entity disregarded as separate from its sole owner for U.S. federal income tax purposes), or successor applicable form to each issuer, counterparty, paying agent, as necessary to 103 permit the Borrower to receive payments without U.S. withholding tax; it being understood and agreed that this requirement was satisfied as of the Closing Date. (d) Each of the parties hereto shall provide to the Borrower, upon reasonable request, all reasonably available information relating only to such party itself that is in the possession of such party, in its respective capacity hereunder, that is specifically requested by the Borrower and that is necessary or advisable in order for the Borrower to achieve Tax Account Reporting Rules Compliance. (e) In the event the Borrower is treated as a partnership for U.S. federal tax purposes, in connection with an audit conducted by the IRS under the Partnership Audit Rules, the Borrower agrees to use commercially reasonable efforts (taking into account the ability of the Borrower to effectively contest the audit and the overall Taxes imposed on Borrower or its direct or indirect owners), which may include following procedures under Section 6225 of the Code to reduce any "imputed underpayment" (as defined in Section 6225(b) of the Code) or applying the alternative method provided by Section 6226 of the Code, to reduce liabilities of the Borrower for Taxes (except to the extent any such Taxes are subject to reimbursement by the Borrower's direct or indirect owners). (f) Subject to satisfaction of the Eligibility Criteria, no more than 50% of the debt obligations or interests therein (in each case as determined for U.S. federal income tax purposes) held by the Borrower may at any time consist of real estate mortgages (or interests therein) as determined for purposes of Section 7701(i) of the Code, unless the Borrower receives an opinion of nationally recognized tax counsel experienced in such matters to the effect that the ownership of such debt obligations will not cause the Borrower to be treated as a taxable mortgage pool for U.S. federal income tax purposes. ARTICLE VI EVENTS OF DEFAULT Section 6.1 Events of Default. The term "Event of Default" shall mean any of the events set forth in this Section 6.1: (a) a default in the payment, when due and payable, of any interest, fees, costs, expenses, indemnities or other amounts (other than principal) due on any Loan or any related obligations in respect thereof and the continuation of such default for ten Business Days after the date such amounts become due and payable; provided that in the case of a failure to pay due to an administrative error or omission by the Collateral Agent, such failure continues for six Business Days after the Collateral Agent receives written notice or has actual knowledge of such administrative error or omission and has provided notice of such failure to the Borrower; (b) a default in the payment of any principal due on any Loans and the continuation of such default for three Business Days after such principal becomes due and payable; provided that in the case of a failure to pay due to an administrative error or omission by the Collateral Agent, such failure continues for five Business Days after the Collateral Agent receives

104 written notice or has actual knowledge of such administrative error or omission and has provided notice of such failure to the Borrower; (c) the failure on any Quarterly Payment Date to disburse amounts available in the Payment Account or Collection Account in excess of U.S.$250,000 in accordance with the Priority of Payments and continuation of such failure for a period of three Business Days or, in the case of a failure to disburse due to an administrative error or omission by any Agent, such failure continues for five Business Days after such Agent receives written notice or has actual knowledge of such administrative error or omission and has provided notice of such failure to the Borrower; (d) the Borrower or the pool of Collateral becomes an investment company required to be registered under the Investment Company Act; (e) except as otherwise provided in this Section 6.1, a default in a material respect in the performance, or breach in a material respect, of any other covenant of the Borrower herein (it being understood, without limiting the generality of the foregoing, that any failure to meet any Concentration Limitation, Collateral Quality Test or Coverage Test is not an Event of Default), or the failure of any material representation or warranty of the Borrower made herein or in any certificate or other writing delivered pursuant hereto or in connection herewith to be correct in each case in all material respects when the same shall have been made and such default, breach or failure has a material adverse effect on the Lenders, and the continuation of such default, breach or failure for a period of 45 days after notice to the Borrower and the Servicer by registered or certified mail or overnight delivery service, by the Loan Agent at the direction of the Majority Lenders, specifying such default, breach or failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; provided that, if the Borrower (as notified to the Loan Agent by the Servicer in writing) has commenced curing such default, breach or failure during the 45-day period specified above, such default, breach or failure shall not constitute an Event of Default under this clause (e) unless it continues for a period of 60 days (rather than, and not in addition to, such 45-day period specified above) after notice to the Borrower and the Servicer by email transmission and registered or certified mail or overnight courier, by the Loan Agent, the Borrower and the Servicer, or to the Borrower, the Servicer and the Loan Agent by the Majority Lenders, specifying such default, breach or failure and requiring it to be remedied and stating that such notice is a "Notice of Default" under this Agreement; provided, further that, the delivery of a certificate or other report which corrects any inaccuracy contained in a previous report or certification shall be deemed to cure such inaccuracy as of the date of delivery of such updated report or certificate and any and all inaccuracies arising from the continuation of such initial inaccurate report or certificate and the sale or other disposition of any asset that did not at the time of its acquisition satisfy the Eligibility Criteria shall cure any breach or failure arising therefrom as of the date of such failure; (f) the entry of a decree or order by a court of competent jurisdiction (i) adjudging the Borrower as bankrupt or insolvent, (ii) approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower under the Bankruptcy Code or any other applicable law, (iii) appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Borrower or of any substantial part of its respective properties or (iv) ordering the winding up or liquidation of the affairs of the Borrower, 105 respectively, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days; (g) the institution by the Borrower of proceedings for the Borrower to be adjudicated as bankrupt or insolvent, or the consent by the Borrower to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Borrower of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Laws or any other similar applicable law, or the consent by the Borrower to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Borrower of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Borrower in furtherance of any such action; or (h) the failure of the percentage equivalent of a fraction, (i) the numerator of which is equal to (1) the Aggregate Principal Balance of the Collateral Loans (other than Defaulted Loans) plus (2) the aggregate Market Value of all Defaulted Loans on such date plus (3) the aggregate amount of funds on deposit in the Collection Account, including Eligible Investments, constituting Principal Proceeds plus (4) without duplication, the aggregate amount of funds on deposit in the Future Funding Reserve Account, including Eligible Investments and (ii) the denominator of which is equal to the aggregate outstanding principal amount of the Class A Loans, to equal or exceed 102.5%, as of any Measurement Date and remains so for two Business Days after such Measurement Date. Upon the occurrence of an Event of Default, the Borrower shall promptly notify the Agents, the Servicer, the Lenders and S&P in writing (which notice shall refer to this Agreement and state that such notice is a notice of an Event of Default). Section 6.2 Remedies. If an Event of Default shall have occurred and be continuing, the Majority Lenders or the Loan Agent (acting at the direction of the Majority Lenders) may exercise (or direct the Collateral Agent in the exercise of) the rights, privileges and remedies set forth in this Section 6.2. (a) Upon the occurrence and during the continuance of any Event of Default, each of the following actions shall require the prior written approval by the Majority Lenders, whether or not approved by the Borrower's board of directors or other persons performing similar functions: (i) issuance of any commitment to make, and the acquisition or origination (other than pursuant to commitments then in effect) of, any Collateral Loan or other loan or security constituting any Collateral or any interest therein, (ii) any amendment, modification, or waiver of, or any consent to departure from, any term or provision of any Collateral Loan or other loan or security constituting any Collateral, (iii) any release of any collateral for, or guarantor of or other credit support provider for, any Collateral Loan or other loan or security constituting any Collateral, except upon payment in full of such Collateral Loan or other loan or security or any subordination or limitation of recourse with respect thereto and except as otherwise required pursuant to the terms of the Related Contracts, (iv) any sale, purchase, assignment or participation in respect of any Collateral Loan or other loan or security constituting any Collateral (other than pursuant to commitments then in effect or in the case of a sale or assignment upon payment in full

106 of such Collateral Loan or other loan or security), (v) any determination to exercise, or not to exercise, remedies in respect of a Collateral Loan or other loan or security constituting any Collateral following a default or event of default thereunder and (vi) any other action or decision not to act which knowingly impairs the value of any Collateral Loan or other loan or security constituting any Collateral in violation of the Servicing Standard, or to extend or increase the Borrower's obligations with respect thereto or to interfere with the exercise of rights or remedies with respect to any Collateral Loan or other loan or security constituting any Collateral. (b) Upon the occurrence and during the continuance of any Event of Default, in addition to all rights and remedies specified in this Agreement and the other Loan Documents, including Section 6.3, and the rights and remedies of a secured party under Applicable Law, including the UCC, the Loan Agent (at the direction of the Majority Lenders) or the Majority Lenders, by notice to the Borrower, may (i) declare the Commitments to be terminated forthwith, whereupon the Commitments shall forthwith terminate or (ii) declare the principal of and the accrued interest on the Loans and all other amounts whatsoever payable by the Borrower hereunder (including any amounts payable under Section 2.8) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby waived by the Borrower (an "Enforcement Event"); provided that upon the occurrence of any Event of Default described in clause (f) or (g) of Section 6.1, the Loans and all such other amounts shall automatically become due and payable, without any further action by any party. (c) Upon the occurrence and during the continuance of an Event of Default, the Majority Lenders or the Collateral Agent (acting at the direction of the Majority Lenders), will have the right to take any other remedies set forth in Section 6.3(b) below or other remedies permitted by law. Section 6.3 Additional Collateral Provisions. (a) Release of Security Interest. If and only if all Obligations under the Loans have been paid in full and all Commitments have been terminated, the Secured Parties shall, at the expense of the Borrower, promptly execute, deliver and file or authorize for filing such instruments as the Borrower shall reasonably request in order to reassign, release or terminate the Secured Parties' security interest in the Collateral. The Secured Parties acknowledge and agree that upon the sale, substitution or disposition of any Collateral by the Borrower in compliance with the terms and conditions of this Agreement, on the date of any such sale, substitution or other disposition, the Collateral Agent, on behalf of the Secured Parties, shall automatically and without further action be deemed to and hereby does terminate and release the Secured Parties' security interest in such Collateral and the Secured Parties shall, at the expense of the Borrower, execute, deliver and file or authorize for filing such instrument as the Borrower shall reasonably request to reflect or evidence such termination. Any and all actions under this Article VI in respect of the Collateral shall be without any recourse to, or representation or warranty by any Secured Party and shall be at the sole cost and expense of the Borrower. (b) Additional Rights and Remedies. The Collateral Agent (for itself and on behalf of the other Secured Parties), acting at the direction of the Majority Lenders (including through the Loan Agent), shall have all of the rights and remedies of a secured party under the 107 UCC and other Applicable Law. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its designees shall, at the direction of the Majority Lenders (including through the Loan Agent), to the extent permitted by Applicable Law (including the UCC) and notwithstanding anything in the Loan Documents to the contrary, (i) instruct the Borrower to deliver any or all of the Collateral, the Related Contracts and any other documents relating to the Collateral to the Collateral Agent or its designees and otherwise give all instructions for the Borrower regarding the Collateral; (ii) if the Loans have been accelerated in accordance with this Agreement, sell or otherwise dispose of the Collateral, all without judicial process or proceedings; (iii) take control of the proceeds of any such Collateral; (iv) subject to the provisions of the applicable Related Contracts, exercise any consensual or voting rights in respect of the Collateral; (v) release, make extensions, discharges, exchanges or substitutions for, or surrender all or any part of the Collateral; (vi) enforce the Borrower's rights and remedies with respect to the Collateral; (vii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (viii) require that the Borrower immediately take all actions necessary to cause the liquidation of the Collateral in order to pay all amounts due and payable in respect of the Obligations, in accordance with the terms of the Related Contracts; (ix) redeem or withdraw or cause the Borrower to redeem or withdraw any asset of the Borrower to pay amounts due and payable in respect of the Obligations; (x) subject to Section 12.16, make copies of or, if necessary, remove from the Borrower's and its agents' place of business all books, records and documents relating to the Collateral; and (xi) endorse the name of the Borrower upon any items of payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor. The Collateral Agent shall provide written notice of any liquidation of the Collateral to S&P. The Collateral Agent shall not be under any duty or obligation to take any affirmative action to exercise or enforce any power, right or remedy available to it under this Agreement unless and until (and to the extent) at the express direction of the Majority Lenders (including through the Loan Agent); provided that the Collateral Agent shall not be required to take any such action at the direction of the Majority Lenders (including through the Loan Agent), any Secured Party or otherwise if the taking of such action, in the reasonable determination of the Collateral Agent, (x) shall be in violation of any Applicable Law or contrary to any provisions of this Agreement or (y) shall expose the Collateral Agent to liability hereunder (unless it has been provided with an indemnity agreement which it reasonably deems to be satisfactory with respect thereto). The Borrower hereby agrees that, upon the occurrence and during the continuance of an Event of Default, at the reasonable request of the Collateral Agent (acting at the direction of the Majority Lenders or acting directly or through the Loan Agent) or the Majority Lenders, it shall execute all documents and agreements which are necessary or appropriate to have the Collateral assigned to the Collateral Agent or its designee. For purposes of taking the actions described in clauses (i) through (xi) of this Section 6.3(b) the Borrower hereby irrevocably appoints the Collateral Agent as its attorney-in-fact (which appointment being coupled with an interest and is irrevocable while any of the Obligations remain unpaid and which can be exercised only if such Event of Default is continuing), with power of substitution, in the name of the Collateral Agent or in the name of the Borrower or otherwise, for the use and benefit of the Collateral Agent, for the benefit of the Secured Parties, but at the cost and expense of the Borrower and, except as permitted by Applicable Law, without notice to the Borrower.

108 All documented sums paid or advanced by the Collateral Agent in connection with the foregoing and all documented out-of-pocket costs and expenses (including reasonable and documented fees and expenses of counsel, agents and experts) incurred in connection therewith, together with interest thereon at the Post-Default Rate for the Loans from the date of demand of repayment by the Collateral Agent until repaid in full, shall be paid by the Borrower to the Collateral Agent from time to time on demand in accordance with the Priority of Payments and shall constitute and become a part of the Obligations secured hereby. Without the prior written consent of the Majority Lenders, credit bidding by any Lender (or any other Person) in connection with any foreclosure sale hereunder shall not be permitted. Notwithstanding any other provision of this Article VI, in connection with the sale of the Collateral following an acceleration of the Obligations, the Servicer (or any of its Affiliates) shall have the right (which right, for the avoidance of doubt, shall be irrevocably forfeited if not exercised within the specified timeframe) to bid to purchase all of the Collateral Loans in the Collateral within two Business Days of its receipt of notice of such acceleration. If such bid is for an amount at least equal to all unpaid Obligations (other than unasserted Contingent Obligations) the Loan Agent shall accept such bid. The Loan Agent may, at the direction of all of the Lenders, accept a lower bid. If the Loan Agent accepts such bid, the Servicer (or any of its Affiliates) shall have the right (which right, for the avoidance of doubt, shall be irrevocably forfeited if not exercised within the specified timeframe) to purchase all or any portion of the Collateral Loans in the Collateral by paying to the Collateral Agent in immediately available funds an amount equal to the agreed-upon bid price; provided that such purchase shall settle within 5 Business Days of the date such notice of bid by Servicer is received, otherwise such purchase shall not be permitted. Notwithstanding the foregoing purchase rights, if the Collateral Agent (acting at the direction of the Majority Lenders) or the Majority Lenders, propose to sell the Collateral or any part thereof in one or more parcels at a public or private sale, the Servicer (or any of its Affiliates) and the Lenders shall have the right to offer bids to acquire all or any portion of the Collateral sold at such sale. To the extent the Loan Agent (at the direction of the Majority Lenders) elects to sell any or all Collateral Loans at such public or private sale, such Collateral Loans or any parcel thereof shall be sold to the party offering the highest bid in immediately available funds (or as otherwise directed by the Majority Lenders). If an Event of Default of the type specified in Section 6.1(a) (solely with respect to non-payment of any costs, expenses, indemnities or other amounts (other than principal, interest or commitment fees)) or (e) shall have occurred and be continuing (and no other Event of Default shall have occurred and be continuing), no Lender shall direct the Collateral Agent to sell or otherwise dispose of the Collateral, and the Collateral Agent shall retain the Collateral securing the Loans intact (except as otherwise expressly permitted or required by Section 10.1), collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the Collateral and the Loans in accordance with the Priority of Payments, unless (i) the Collateral Agent determines that the anticipated proceeds of a sale or liquidation of all or any portion of the Collateral (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due (or, in the case of interest and Commitment Fees, accrued) and unpaid pursuant to clauses (a) through (j) of Section 6.4 (such determination, a "Liquidation Proceeds Determination") or (ii) the Majority Lenders in respect of the Class B Lenders consents to such liquidation of the Collateral. For the avoidance of 109 doubt, if the condition specified in clause (i) or (ii) of the preceding sentence is satisfied, the Majority Lenders in respect of the Class A Loans shall have the right to direct the Collateral Agent to sell or otherwise dispose of the Collateral in accordance with the terms hereof and apply such proceeds in accordance with Section 6.4. In making a Liquidation Proceeds Determination, at the written direction of the Majority Lenders, the Collateral Agent or its agent shall request bid prices with respect to each asset contained in the Collateral from two nationally recognized dealers at the time making a market in such assets (as identified by the Servicer to the Collateral Agent in writing) and shall compute the anticipated proceeds of sale or liquidation on the basis of the lower of such bid prices for each such asset. If the Collateral Agent or its agent is unable to obtain any bids with respect to an asset in the Collateral, the anticipated amount of proceeds from a sale or liquidation of such asset shall be deemed to be zero. In addition, for the purposes of making a Liquidation Proceeds Determination, the Collateral Agent may retain (at the Borrower's expense and for a commercially reasonable fee) and conclusively rely without limitation on an opinion of an independent investment banking firm of national reputation or other appropriate advisor concerning the matter. (c) Remedies Cumulative. Each right, power, and remedy of the Agents and the other Secured Parties, or any of them, as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Agents or any other Secured Party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such Persons of any or all such other rights, powers, or remedies. (d) Related Contracts. (i) The Borrower hereby agrees that, to the extent not expressly prohibited by the terms of the Related Contracts, after the occurrence and during the continuance of an Event of Default, it shall (x) upon the written request of the Loan Agent (at the direction of the Majority Lenders) the Collateral Agent, promptly forward to such Agent all information and notices which it receives under or in connection with the Related Contracts relating to the Collateral, subject to applicable confidentiality requirements, and (y) upon the written request of the Loan Agent or the Collateral Agent (in each case, at the direction of the Majority Lenders), act and refrain from acting in respect of any request, act, decision or vote under or in connection with the Related Contracts relating to the Collateral only in accordance with the direction of such Agent; provided that if the Borrower receives conflicting requests pursuant to this subclause (y), it shall follow whichever request is evidenced to be derived from the direction of the Majority Lenders. (ii) The Borrower agrees that, to the extent the same shall be in the Borrower's possession, it will hold all Related Contracts relating to the Collateral in trust for the Collateral Agent on behalf of the Secured Parties, and upon request of any Agent following the occurrence and during the continuance of an Event of

110 Default or as otherwise provided herein, promptly deliver the same to the Collateral Agent or its designee. (e) Borrower Remains Liable. (i) Notwithstanding anything herein to the contrary, (x) the Borrower shall remain liable under the contracts and agreements included in and relating to the Collateral (including the Related Contracts) to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed and (y) the exercise by any Secured Party of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under any such contracts or agreements included in the Collateral. (ii) No obligation or liability of the Borrower is intended to be assumed by any Agent or any other Secured Party under or as a result of this Agreement or the other Loan Documents, and the transactions contemplated hereby and thereby, including under any Related Contract or any other agreement or document that relates to Collateral and, to the maximum extent permitted under provisions of law, the Agents and the other Secured Parties expressly disclaim any such assumption. (f) Protection of Collateral. The Borrower, or the Servicer on behalf of and at the expense of the Borrower, shall from time to time execute and deliver all such supplements and amendments hereto and file or authorize the filing of all such UCC-1 financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Lenders hereunder and to: (i) grant security more effectively on all or any portion of the Collateral; (ii) maintain, preserve and perfect any grant of security made or to be made by this Agreement including, without limitation, the first priority nature (subject to Permitted Liens) of the lien or carry out more effectively the purposes hereof; (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Agreement (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations); (iv) enforce any of the Collateral or other instruments or property included in the Collateral; (v) preserve and defend title to the Collateral and the rights therein of the Collateral Agent and the Secured Parties in the Collateral against the claims of all Persons and parties; and 111 (vi) pay or cause to be paid any and all material Taxes levied or assessed upon all or any part of the Collateral, except to the extent such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor. The Borrower hereby authorizes the Collateral Agent as its agent and attorney in fact to prepare and file any UCC-1 financing statement (which may describe the collateral as "all assets"), continuation statement and all other instruments, and take all other actions, required pursuant to this Section 6.3. Such authorization shall not impose upon the Collateral Agent, or release or diminish, the Borrower's obligations under this Section 6.3. The Borrower further authorizes the Loan Agent's or the Syndication Agent’s United States counsel to file any UCC-1 or UCC-3 financing statements that may be required by the Agents in connection with this Agreement and the transactions contemplated hereby. Such authorization shall not impose upon the Loan Agent or the Syndication Agent, or release or diminish, the Borrower's obligations under this Section 6.3. Section 6.4 Application of Proceeds. Unless and until the Majority Lenders have exercised their right to direct the liquidation of the Collateral pursuant to this Article VI, all proceeds received in respect of the Collateral will be applied in accordance with the Priority of Payments specified in Section 9.1(a). All proceeds received after the Majority Lenders have exercised their right to direct the liquidation of the Collateral will be applied to the Obligations in the following order of priority on each date or dates fixed by the Collateral Agent (at the direction of the Majority Lenders, including through the Loan Agent): (a) first, to the payment of taxes, registration and filing fees then due and owing by the Borrower; second, to the payment to the Collateral Agent for all due and unpaid Collateral Agent Fees, all other Administrative Expenses owing to the Collateral Agent and all amounts owing and payable hereunder, or under any other Loan Documents, to the Collateral Administrator, the Custodian and the Securities Intermediary (including, in each case, without limitation, indemnity payments and, for the avoidance of doubt, without regard to the Quarterly Cap); and third, to the payment to the Loan Agent for all due and unpaid Loan Agent Fees and all other Administrative Expenses owing to the Loan Agent (including, without limitation, indemnity payments); (b) to the payment of Administrative Expenses (other than those paid under clause (a) above), in the order of priority set forth in the definition of "Administrative Expenses"; subject to the limits set forth in Section 9.1(a)(i)(A); (c) to the payment of all other amounts due to the Agents hereunder; (d) to the payment of all amounts due to the Interest Hedge Counterparties under all Interest Hedge Agreements (exclusive of any early termination or liquidation payment owing by the Borrower by reason of the occurrence of an event of default or termination event thereunder with respect to such Interest Hedge Counterparty where such Interest Hedge Counterparty is the sole affected party or the defaulting party);

112 (e) unless deferred or waived by the Servicer (or its designee), to the payment to the Servicer (or its designee) of all due and unpaid Servicing Fees that have not been deferred or waived on prior Quarterly Payment Dates in an amount not to exceed the accrued Servicing Fees for one Due Period; (f) first, to the payment to the Class A Lenders hereunder on a pro rata basis of all amounts due which constitute Commitment Fees; second to the payment to the Class A Lenders hereunder on a pro rata basis of all amounts due which constitute principal and interest (excluding the additional two percent of interest payable at the Post-Default Rate) and third, to the payment to the Class A Lenders hereunder on a pro rata basis of all interest payable at the Post- Default Rate (to the extent not paid in clause "second" above); (g) first, to the payment to the Class B Lenders hereunder on a pro rata basis, of all amounts due which constitute principal and interest (excluding the additional two percent of interest payable at the Post-Default Rate) and second, to the payment to the Class B Lenders hereunder on a pro rata basis, of all interest payable at the Post-Default Rate; (h) first, to the payment of all amounts due to the Class A Lenders which constitute Increased Costs and all other amounts on and in respect of all Class A Loans and second, to the payment of all amounts due to the Class B Lenders hereunder which constitute Increased Costs and all other amounts on and in respect of the Class B Loans. (i) to the payment of all amounts due to any Interest Hedge Counterparty under all Interest Hedge Agreements to the extent not paid under clause (d) above; (j) to the payment of amounts described in clause (b) above to the extent not paid thereunder (without regard to any cap or limitation); and (k) to the Borrower or for payment as directed by the Borrower, including to make a distribution to the Parent. If on any date that payments are made pursuant to this Section 6.4 the amount available to be paid pursuant to any of the foregoing clauses (a) through (k) is insufficient to make the full amount of the disbursements required pursuant to any such clause, such payments will be applied in the order and according to the priority set forth in clauses (a) through (k) above and (and in the priority as set forth in any subclauses thereof) ratably in accordance with the respective amounts owing under any such clause to the extent funds are available therefor. Section 6.5 Capital Contributions. Upon prior written notice to the Borrower, the Loan Agent, the Servicer and the Collateral Agent, any equityholders of the Borrower may, but shall have no obligation to, at any time or from time to time make a capital contribution in Cash or Eligible Investments or an assignment and contribution of a Collateral Loan (valued at such Collateral Loan's Principal Collateralization Amount) to the Borrower for any purpose including, (a) curing any Event of Default (but no such contribution shall cure any Event of Default without the consent of the Majority Lenders), (b) enabling the acquisition or sale of any Collateral Loan, (c) satisfying any Eligibility Criteria, Coverage Test or Collateral Quality Test, (d) paying fees and expenses incurred in connection with the structuring, consummation and closing of the transaction contemplated by this Agreement, and (e) prepaying the Loans. All Cash contributed to the 113 Borrower shall be treated as Principal Proceeds or Interest Proceeds, as designated by the Borrower (which designation shall be irrevocable. ARTICLE VII THE AGENTS Section 7.1 Appointment and Authorization. Each Lender irrevocably appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Only the Agents (and not one or more of the Lenders) shall have the authority to deal directly with the Borrower under this Agreement and each Lender acknowledges that all notices, demands or requests from such Lender to the Borrower must be forwarded to the applicable Agent for delivery to the Borrower. Each Lender acknowledges that the Borrower has no obligation to act or refrain from acting on instructions or demands of one or more Lenders absent written instructions from an Agent in accordance with its rights and authority hereunder. Section 7.2 Agents and Affiliates. The Agents shall each have the same rights and powers under this Agreement as the Lenders and may each exercise or refrain from exercising the same as though it were not an Agent, and such Agents and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not an Agent hereunder, and the term "Lender" and "Lenders" may include U.S. Bank and/or any Affiliate of U.S. Bank in its individual capacity. The provisions in this Article VII with respect to the Agents shall apply only to the Agents acting in their capacities as such hereunder and not as Lenders. Section 7.3 Actions by Agent. The obligations of the Agents hereunder are only those expressly set forth herein. No Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or any other party hereto, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of any Agent shall be read into this Agreement or any other Loan Document or shall otherwise exist against any Agent. The provisions of this Article VII are solely for the benefit of the Agents and the Lenders (other than Sections 7.1 and 7.8, which are also for the benefit of the Borrower). In performing its functions and duties solely under this Agreement, each Agent shall act solely as the agent of the Lenders (except pursuant to Section 12.6(f)) and does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust with or for the Lenders. Without limiting the generality of the foregoing, no Agent shall be required to take any action with respect to any Default, except as expressly provided in Article VI. Section 7.4 Delegation of Duties; Consultation with Experts. Each Agent may execute any of its duties under this Agreement by or through its subsidiaries, affiliates, agents or attorneys- in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Each Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

114 Section 7.5 Limitation of Liability of Agents. (a) No Agent nor any of its respective affiliates, directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (x) with the consent or at the request of the Majority Lenders (or, with respect to the Collateral Agent, Collateral Administrator, Custodian or Securities Intermediary, the Loan Agent, the Syndication Agent or the Majority Lenders), as applicable, or (y) in the absence of its own gross negligence or willful misconduct. No Agent nor any of their respective affiliates, directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any Borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. No Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile, electronic transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document or any other document furnished in connection herewith or therewith in accordance with a request of the Majority Lenders (or the Loan Agent or the Syndication Agent) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders. Under no circumstances shall the Agents be deemed liable for any special, indirect, punitive, incidental or consequential damages (including lost profits or diminution in value) even if such Agent has been advised of the likelihood of such damages and regardless of the form of action. Without limiting the generality of the foregoing, each Agent may conclusively rely without inquiry on any consent or request as being conclusive evidence of the authority of such party to make such consent or request and that such consent or request was made in accordance with this Agreement. (b) The following additional provisions apply with respect to the Collateral Agent: (i) the Collateral Agent shall not be deemed to have notice or knowledge of any matter hereunder, including the occurrence and continuance of a Default, Event of Default or a Servicer Event until an Administrative Officer of the Collateral Agent shall have received written notice (which notice shall refer to this Agreement and state that such notice is a notice of Default, Event of Default or Servicer Event) thereof from the Borrower, the Servicer, the Loan Agent, a Lender or any other Person; (ii) no provision of this Agreement or the other Loan Documents shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the reasonable and documented costs of performing its ordinary services under this Agreement shall not be deemed a "financial liability" for purposes hereof; 115 (iii) if, in performing its duties under this Agreement, the Collateral Agent is required to decide between alternative courses of action, the Collateral Agent may request written instructions from the Loan Agent (and the Loan Agent shall request written instructions from the Majority Lenders) as to the course of action desired and shall be entitled to conclusively rely thereon without any liability therefor. If the Collateral Agent does not receive such instructions within five Business Days after its request therefor, the Collateral Agent may, but shall be under no duty to, take or refrain from taking any such courses of action. The Collateral Agent shall act in accordance with instructions received after such five Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions; (iv) the Collateral Agent shall be under no liability for interest on any funds received by it hereunder; (v) the Collateral Agent shall not be liable or responsible for delays or failures in the performance of its obligations hereunder arising out of or caused, directly or indirectly, by circumstances beyond its control (such acts include but are not limited to acts of God, strikes, lockouts, riots, acts of war and interruptions, losses or malfunctions of utilities, computer (hardware or software) or communications services); it being understood that the Collateral Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances; and (c) without prejudice to the Collateral Agent's duties under Article VI or any other provision of any Loan Document, the Collateral Agent shall be under no obligation to take any action to collect from any Obligor any amount payable by such Obligor on the Collateral Loans or any other Collateral under any circumstances, including if payment is refused after due demand. (d) No Agent shall have any duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement, and no covenants or obligations shall be implied in this Agreement or the other Loan Documents against any such Person. No Agent shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but shall not be limited to acts of god, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters. (e) In no event shall the Collateral Agent be liable for the selection of any investments or any losses in connection therewith, or for any failure of the Borrower to timely provide investment instruction to the Collateral Agent in connection with the investment of funds in or from any account set forth herein. Except as otherwise provided in Section 8.2(c) or Section 8.3, in the absence of a Borrower Order or, after an Event of Default, a direction from the Loan Agent, all funds in any account held under this Agreement shall be held uninvested. Nothing in this Agreement shall be deemed to release the Collateral Agent in its individual capacity from any liability it may have as an obligor under any Eligible Investment.

116 (f) The Collateral Agent, and in the event that the entity serving as Collateral Agent or any Affiliate thereof is also acting in the capacity of Loan Agent, Custodian, Collateral Administrator, paying agent or securities intermediary hereunder or under the other Loan Documents, then in such other capacities, as well, shall be entitled to compensation from the Borrower in an amount separately agreed upon by the Borrower (or the Servicer on its behalf) and the Collateral Agent. The Collateral Agent and its Affiliates also shall be permitted to receive additional compensation that could be deemed to be in the Collateral Agent's economic self- interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to this Agreement. (g) Without limiting the generality of any terms of this Section 7.5, the Collateral Agent shall have no liability for any failure, inability or unwillingness on the part of the Lenders, the Loan Agent, the Servicer or the Borrower to provide accurate and complete information on a timely basis to the Collateral Agent, or otherwise on the part of any such party to comply with the terms of this Agreement or the other Loan Documents, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Agent's part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof. (h) The Collateral Agent shall not be under any obligation to (i) confirm or verify whether the conditions to the delivery of Collateral have been satisfied or to determine whether (A) a loan is a Collateral Loan or meets the criteria in the definition thereof or is otherwise eligible for purchase hereunder, (B) an investment is an Eligible Investment or meets the criteria in the definition thereof or is otherwise eligible for purchase hereunder or (ii) evaluate the sufficiency of the documents or instruments delivered to it by or on behalf of the Borrower in connection with the grant by the Borrower to the Collateral Agent of any item constituting the Collateral or otherwise, or in that regard to examine any underlying documents, in order to determine compliance with the applicable requirements of and restrictions on transfer of a Collateral Loan or Eligible Investment. (i) In order to comply with Applicable Law, including the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Collateral Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Collateral Agent. Accordingly, each of the parties agrees to provide to the Collateral Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Collateral Agent to comply with Applicable Law. The Collateral Agent may from time to time establish any additional accounts deemed necessary or desirable for convenience in administering the Collateral so long as each such account is at all times subject to a valid and perfected first priority lien in favor of the Collateral Agent, for the benefit of the Secured Parties. 117 (j) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or any other Loan Document at the request or direction of the Majority Lenders or the Loan Agent, unless it shall have been provided indemnity reasonably satisfactory to it against the costs, expenses (including the reasonable fees and expenses of its attorneys and counsel), and liabilities which may be incurred by it in compliance with or in performing such request or direction. No provision of this Agreement or any Loan Document shall otherwise be construed to require the Collateral Agent to expend or risk its own funds or to take any action that could in its judgment cause it to incur any cost, expenses or liability unless it is provided an indemnity reasonably acceptable to it against any such expenditure, risk, costs, expense or liability. For the avoidance of doubt, the Collateral Agent shall not have any duty or obligation to take any affirmative action to exercise or enforce any power, right or remedy available to it under this Agreement or any other Loan Document unless and until directed by the Majority Lenders (or the Loan Agent on their behalf), except if such action is contrary to applicable law and subject to terms of this Agreement. (k) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper, electronic communication or document; it being understood that an electronically signed document delivered via email by an individual purporting to be an Authorized Officer will be considered signed or executed by such Authorized Officer on behalf of the applicable Person. The Collateral Agent shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto. The Collateral Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct, bad faith, reckless disregard or grossly negligent performance or omission of its duties. The Collateral Agent may consult with legal counsel (including, without limitation, counsel for the Borrower or the Loan Agent or any of their Affiliates) and independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Collateral Agent shall not be liable for the actions of omissions of the Loan Agent (including without limitation concerning the application of funds), or under any duty to monitor or investigate compliance on the part of the Loan Agent with the terms or requirements of this Agreement, any Loan Document or any related document, or their duties thereunder. The Collateral Agent shall be entitled to assume the due authority of any signatory and genuineness of any signature appearing on any instrument or document it may receive hereunder. (l) The delivery of reports, and other documents and information to the Collateral Agent hereunder or under any other Loan Document is for informational purposes only and the Collateral Agent's receipt of such documents and information shall not constitute constructive notice of any information contained therein or determinable from information contained therein. The Collateral Agent is hereby authorized and directed to execute and deliver the other Loan Documents to which it is a party. Whether or not expressly stated in such Loan Documents, in performing (or refraining from acting) thereunder, the Collateral Agent shall have all of the rights, benefits, protections and indemnities which are afforded to it in this Agreement.

118 (m) [Reserved]. (n) Except as expressly provided herein or in any other Loan Document, nothing herein shall be construed to impose an obligation on the part of the Collateral Agent to recalculate, evaluate or verify any report, certificate or information received by it from the Borrower, Servicer, Lender or Loan Agent or to otherwise monitor the activities of the Borrower or Servicer. (o) In the event that U.S. Bank or any Affiliate is also acting in the capacity of Loan Agent, Custodian, Collateral Administrator, paying agent, Securities Intermediary hereunder or under the other Loan Documents, the rights, protections, immunities and indemnities afforded the Collateral Agent pursuant to this Article VII shall also be afforded to U.S. Bank or such Affiliate acting in such capacities; provided that such rights, protections, immunities and indemnities shall be in addition to any rights, protections, immunities and indemnities provided in the Loan Documents or any other documents to which U.S. Bank or such Affiliate in such capacity is a party. The Collateral Agent shall not be charged with knowledge or notice of any matter unless actually known to an Administrative Officer of the Collateral Agent responsible for the administration of this Agreement, or unless and to the extent written notice of such matter is received by the Collateral Agent at its address in accordance with Section 12.1. (p) It is expressly acknowledged by the Borrower, the Servicer and the Loan Agent that application and performance by the Collateral Agent of its various duties hereunder (including, without limitation, recalculations to be performed in respect of the matters contemplated hereby) shall be based upon, and in reliance upon, data, information and notice provided to it by the Servicer, the Loan Agent, the Borrower and/or any related bank agent, obligor or similar party with respect to the Collateral Loan, and the Collateral Agent shall have no responsibility for the accuracy of any such information or data provided to it by such persons and shall be entitled to update its records (as it may deem necessary or appropriate). Nothing herein shall impose or imply any duty or obligation on the part of the Collateral Agent to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any issuer of the Collateral is in default or in compliance with the underlying documents governing or securing such securities, from time to time. (q) Neither the Collateral Agent nor any of its affiliates, directors, officers, shareholders, agents or employees will be liable to the Servicer, Borrower or any other Person, except by reason of acts or omissions by the Collateral Agent constituting willful misconduct or gross negligence. The Collateral Agent shall in no event have any liability for the actions or omissions of the Borrower, the Servicer, the Loan Agent or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Borrower, the Servicer, the Loan Agent or another Person except to the extent that such untimeliness, inaccuracies or errors are caused by the Collateral Agent's willful misconduct or gross negligence. Except as provided in the preceding sentence, the Collateral Agent shall not be liable for failing to perform or delay in performing its specified duties hereunder which results from or is caused by a failure or delay on the part of the Borrower, the Servicer, the Loan Agent or another Person in furnishing necessary, timely and accurate information to the Collateral Agent. 119 (r) The Collateral Agent shall not be responsible for the preparation or filing of any UCC financing statements or continuation statements or the correctness of any financing statements filed in connection with this Agreement or the validity or perfection of any lien or security interest created pursuant to this Agreement. (s) The Loan Agent and the Collateral Agent shall not be under any obligation to (i) monitor, determine or verify the unavailability or cessation of Term SOFR (or any other applicable Benchmark), or whether or when there has occurred, or to give notice to any other party of the occurrence of, any Benchmark Transition Event or Benchmark Replacement Date, (ii) select, determine, identify or designate any alternative reference rate index (including any Benchmark Replacement), or other Benchmark or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine, identify or designate any Benchmark Replacement Adjustment or other modifier to any replacement or successor index, or (iv) to determine whether or what Conforming Changes or other changes, administrative procedures or modifications to this Agreement may be necessary or advisable in respect of the determination and implementation of any alternative reference rate index (including any Benchmark Replacement), if any, in connection with any of the foregoing. The Loan Agent and the Collateral Agent shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Indenture as a result of the unavailability of Term SOFR (or other applicable Benchmark) and absence of a designated replacement Benchmark, including as a result of any inability, delay, error or inaccuracy on the part of the Servicer or any other party, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties. The Loan Agent and the Collateral Agent shall be entitled to rely upon direction provided by the Servicer facilitating or specifying administrative procedures with respect to the calculation of any non-Term SOFR Benchmark. Neither the Loan Agent nor the Collateral Agent shall have any liability for any interest rate published by any publication that is the source for determining the interest rates, including but not limited to the Bloomberg Financial Markets Commodities News (or any successor source), or for any rates compiled by the Loan Syndications and Trading Association or the Alternative Reference Rates Committee (or any successor organization), or for any rates published on any publicly available source, or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto. (t) The Collateral Agent shall not be charged with knowledge of the Bail-In Legislation, nor will the Collateral Agent, the Custodian, the Collateral Administrator or the Securities Intermediary be responsible for monitoring, confirming or enforcing any of the provisions of the Bail-In Legislation applicable to the transaction, and none of the Collateral Agent, the Custodian, the Collateral Administrator or the Securities Intermediary will be liable to any party for violation of such rules now or hereinafter in effect. (u) For purposes of clarity, phrases such as "satisfactory to the Loan Agent" or "satisfactory to the Collateral Agent," "approved by the Loan Agent" or "approved by the Collateral Agent," "acceptable to the Loan Agent" or "acceptable to the Collateral Agent," "as determined by the Loan Agent" or "as determined by the Collateral Agent," "in the Loan Agent’s discretion" or "in the Collateral Agent’s discretion," "selected by the Loan Agent" or "selected by the Collateral Agent," "elected by the Loan Agent" or "elected by the Collateral Agent," "requested

120 by the Loan Agent" or "requested by the Collateral Agent," and phrases of similar import that authorize or permit the Loan Agent or the Collateral Agent to approve, disapprove, determine, act or decline to act in its discretion shall be subject to the Loan Agent or the Collateral Agent (as the case may be) receiving written direction and, if necessary in the Loan Agent’s or the Collateral Agent’s sole discretion, satisfactory indemnity from the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) to take such action or to exercise such rights (it being understood that nothing contained in this Agreement or any other Loan Document shall impose a duty on the Loan Agent or the Collateral Agent to make any such determination or take any action independent of such written direction from the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) or exercise any discretionary acts). Section 7.6 Indemnification. Each Lender, ratably in accordance with its Percentage Share, shall indemnify each of the Agents, their respective affiliates, directors, officers, agents and employees (to the extent not reimbursed by the Borrower as may be required under this Agreement) against any cost, expense (including fees and expenses of counsel, experts and agents), claim, demand, action, loss or liability (except such as result from such indemnitees' own gross negligence, fraud, reckless disregard, bad faith, criminal conduct or willful misconduct) that such indemnitee may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitee hereunder or thereunder, including the costs and expenses of (i) defending themselves (including fees of counsel, agents and experts, and disbursements) against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder or thereunder, whether brought by or involving the parties hereto or any third party, and (ii) enforcing its rights hereunder. The provisions of this Section 7.6 shall survive the resignation or replacement of the Agents. Section 7.7 Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender or any of their respective affiliates, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, any other Lender or their respective affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement or in connection therewith. The Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of the Borrower which may come into the possession of the Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates other than in connection with their acting as Agents under this Agreement and the other Loan Documents. Section 7.8 Successor Agent. Any Agent may resign at any time by giving at least 30 days' prior written notice thereof to the Lenders, the Borrower, the Servicer and S&P; provided that any such resignation by any Agent shall not be effective until a successor agent shall have been appointed and approved in accordance with this Section 7.8. Upon receipt of any such notice, the Majority Lenders shall have the right to appoint a successor Agent with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Majority Lenders, shall have been approved by the Borrower, 121 and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Lenders), then the retiring Agent may (but shall not be obligated to), (i) petition a court of competent jurisdiction to appoint a successor Agent or (ii) on behalf of the Lenders, designate a successor Agent, which such successor Agent shall be a commercial bank or a trust company organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as such Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder, and the successor Agent shall provide written notice of such appointment to the Lenders, the Servicer and S&P. In addition, upon the affirmative vote of the Majority Lenders exercising good faith that an Agent has acted with gross negligence or committed an act of willful misconduct or failed to act as required due to gross negligence or willful misconduct in its capacity as agent for the Lenders, the Majority Lenders may immediately remove such Person; provided that in the case of the removal of an Agent (i) a Lender hereunder agrees to serve as Agent and (ii) the Borrower has consented to such Lender serving as Agent (which consent shall not be unreasonably withheld or delayed) until a successor Agent shall be appointed pursuant to the terms of this Section 7.8. For the avoidance of doubt, any retiring Agent shall continue to receive the fees and any other amounts to which it is entitled to receive in such capacity under the terms of this Agreement, the other Loan Documents or any applicable fee letter until a successor Agent or Custodian, as applicable, has been appointed and has agreed to act as an Agent or Custodian, as applicable, hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent. With respect to any Person (i) into which an Agent or may be merged or consolidated, (ii) that may result from any merger or consolidation to which an Agent shall be a party or (iii) with respect to the Agents (other than the Syndication Agent) that may succeed to all or substantially all of the corporate trust business of any of such Agents, shall be the successor to such Agent under this Agreement without further act of any of the parties to this Agreement. Section 7.9 Erroneous Payments. (a) If an Agent (x) notifies a Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a "Payment Recipient") that such Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from such Agent) received by such Payment Recipient from such Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an "Erroneous Payment") and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of such Agent pending its return or repayment as contemplated below in this Section 7.9 and held in trust for the benefit of such Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later

122 than two Business Days thereafter (or such later date as such Agent may, in its sole discretion, specify in writing), return to such Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to such Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by such Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice from such Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from an Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by such Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by such Agent (or any of its Affiliates), or (z) that such Lender, Secured Party or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the applicable Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify such Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying such Agent pursuant to this Section 7.9(b). For the avoidance of doubt, the failure to deliver a notice to the applicable Agent pursuant to this Section 7.9(b) shall not have any effect on a Payment Recipient's obligations pursuant to Section 7.9(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender and Secured Party hereby authorizes each Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by such Agent to such Lender and Secured Parties under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that such Agent has demanded to be returned under immediately preceding clause (a). 123 (d) The parties hereto agree that (x) irrespective of whether any Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, such Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the "Erroneous Payment Subrogation Rights") and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower; provided that this Section 7.9 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by such Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by such Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), the Borrower for the purpose of a payment on the Obligations. (e) To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by any Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on "discharge for value" or any similar doctrine. Each party's obligations, agreements and waivers under this Section 7.9 shall survive the resignation or replacement of any Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Secured Party, the termination of the applicable Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Section 7.10 Compensation. As compensation for its activities hereunder and under the other Loan Documents, each of the Loan Agent, the Collateral Agent, the Collateral Administrator, the Custodian, and the Securities Intermediary shall be entitled to the Loan Agent Fee, the Collateral Agent Fee and the Collateral Administrator Fee (if applicable) and such other fees, expenses and indemnities as set forth in the Collateral Agent Fee Letter and any other accrued and unpaid expenses (including fees, costs and expenses of agents, experts and counsel) and indemnity amounts payable by the Borrower or the Servicer, or both but without duplication, to such Agent under the Loan Documents (including, without limitation, indemnification amounts hereunder). Each such Agent's entitlement to receive fees (other than any previously accrued and unpaid fees) shall cease on the earlier to occur of (i) its removal as Agent hereunder or under such other applicable Loan Document or (ii) the termination of this Agreement. For purposes of any portion of fees payable to the Loan Agent, the Collateral Agent, the Collateral Administrator, the Custodian or the Securities Intermediary calculated with respect to any period at a per annum rate, such amount shall be computed on the basis of a 360-day year and the actual number of days elapsed during the related Due Period and shall be based on the Aggregate Principal Balance of all Collateral Loans owned by the Borrower and the cash and the principal balance of any Eligible

124 Investments on deposit in the Collection Account, in each case, on the first day of the Due Period relating to the applicable Quarterly Payment Date. Section 7.11 No Other Duties. Anything herein to the contrary notwithstanding, the Syndication Agent shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Arranger and as specifically provided hereunder. ARTICLE VIII ACCOUNTS AND COLLATERAL Section 8.1 Collection of Money. (a) Except as otherwise expressly provided herein, the Collateral Agent may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all Money and other property payable to or receivable by the Collateral Agent pursuant to this Agreement (other than amounts specifically required herein to be paid to the Loan Agent), including, but not limited to, all payments or any other amounts due on the Collateral Loans and Eligible Investments, in accordance with the terms and conditions of such Collateral Loans and Eligible Investments. The Collateral Agent shall segregate and hold (or cause the Custodian to segregate and hold) all such Money and property received by it for the benefit of the Secured Parties and shall apply it as provided in this Agreement. (b) All payments on the Collateral Loans and other Collateral shall be made directly to the Collateral Agent (at a bank in the United States), or the Custodian on its behalf, will be held in the Collection Account, and will be divided into Interest Proceeds (including Fee Proceeds) and Principal Proceeds. Such amounts shall be applied in accordance with the Priority of Payments and the terms of this Agreement. (c) The Borrower (or the Servicer on behalf of the Borrower) will provide the Collateral Agent with a copy of each agreement under which the Borrower sells any interest in a Collateral Loan pursuant to Section 10.1. Upon receipt of written certification by the Borrower or the Servicer (which may take the form of standing instructions with respect to a specified portion of all payments received on designated Collateral Loans) to the effect that specified amounts received by the Collateral Agent from an Obligor do not constitute Collections subject to this Agreement but are required by the terms of such a participation or assignment agreement to be paid by the Borrower to the purchaser of a participation interest sold by the Borrower or assignee of the Borrower, as the case may be, the Collateral Agent will disburse such amounts, as directed in such certificate. The Collateral Agent shall make such disbursements in accordance with such directions and shall have no obligation to monitor or verify the terms of any such arrangement. (d) The Custodian hereby agrees, with the Collateral Agent that (i) each of the Covered Accounts shall be a securities account of the Borrower subject to the Lien of the Collateral Agent, (ii) all property credited to the Covered Accounts shall be treated as a "financial asset" for purposes of the UCC, (iii) the Custodian shall treat the Collateral Agent as entitled to exercise the rights that comprise each financial asset credited to the Covered Accounts subject to the rights of the Borrower specified herein, (iv) the Custodian shall not agree with any person or entity other 125 than the Collateral Agent to comply with entitlement orders originated by any person or entity other than the Collateral Agent or the Borrower (or the Servicer on behalf of the Borrower) as provided herein, (v) the Covered Accounts and all property credited to the Covered Accounts shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of the Custodian or any person or entity claiming through the Custodian (other than the Collateral Agent) except for the right to debit for any item returned by reason of non-sufficient funds and other Permitted Liens or as otherwise expressly provided in the Account Control Agreement, (vi) regardless of any provision in any other agreement, for purposes of the UCC and for purposes of the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an intermediary (the "Hague Convention"), with respect to each Covered Account, New York shall be deemed to be the Custodian's jurisdiction (within the meaning of Section 9-304 of the UCC) and the securities intermediary's jurisdiction (within the meaning of Section 8-110 of the UCC) and New York shall govern the issues specified in Article 2(1) of the Hague Convention and (vii) any agreement between the Custodian and the Collateral Agent with respect to the Covered Accounts shall be governed by the laws of the State of New York. Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (a) interests in bank loans or participations (collectively, "Loan Assets") may be acquired and delivered by the Borrower to the Securities Intermediary or the Custodian from time to time which are not evidenced by, or accompanied by delivery of, a security (as that term is defined in UCC Section 8-102) or an instrument (as that term is defined in Section 9-102(a)(47) of the UCC), and may be evidenced solely by delivery to the Custodian (with a copy to the Securities Intermediary) of a facsimile copy of an assignment agreement ("Loan Assignment Agreement") in favor of the Borrower as assignee, (b) any such Loan Assignment Agreement (and the registration of the related Loan Assets on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Borrower and (c) any duty on the part of the Custodian with respect to such Loan Asset (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan Asset for purposes of UCC Section 8-504) shall be limited to the exercise of reasonable care by the Custodian in the physical custody of any such Loan Assignment Agreement that may be delivered to it; provided that the Custodian shall maintain such Loan Assignment Agreements as required by this Agreement; provided, further, the Securities Intermediary shall be deemed to have exercised reasonable care with respect to the custody, safekeeping and physical preservation of the Loan Assets in its possession, under Section 9-207 of the UCC or otherwise, to the extent of any action taken at the direction of the Loan Agent (at the direction of the Majority Lenders) or the Majority Lenders with respect to the Loan Assets. It is acknowledged and agreed that none of the Collateral Agent, the Custodian or the Securities Intermediary is under a duty to examine underlying credit agreements or loan documents to determine the validity or sufficiency of any Loan Assignment Agreement (and shall have no responsibility for the genuineness or completeness thereof), or for the Borrower's title to any related Loan Asset. Section 8.2 Collection Account. (a) The Collateral Agent shall, on or prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account in the name of the Borrower subject to the lien of the Collateral Agent for the benefit of the Secured Parties, which shall be designated as the "Collection Account" and which shall be governed solely by the terms of this Agreement and the Account Control Agreement. Such account shall be held for the benefit of the Secured Parties and the Collateral Agent shall have exclusive control over such account, subject to the

126 Borrower's right to give instructions specified herein, and the sole right of withdrawal, into which the Collateral Agent shall from time to time deposit (i) any amount received under any Interest Hedge Agreement, (ii) all proceeds received from the disposition of any Collateral (unless, during the Reinvestment Period, simultaneously reinvested in Collateral Loans, subject to Article X, or in Eligible Investments or to prepay the Loans in accordance with Section 2.7) and (iii) all Interest Proceeds (including all Fee Proceeds) and all Principal Proceeds. All monies deposited from time to time in the Collection Account pursuant to this Agreement shall be held by the Collateral Agent as part of the Collateral and shall be applied for the purposes herein provided. The Collection Account shall remain at all times with an Eligible Account Bank. In the event that the account bank at which the Collection Account is maintained ceases to be an Eligible Account Bank, or the account bank with respect to the Collection Account gives notice that it is terminating the Account Control Agreement, then Borrower shall, within 60 days of such occurrence, move the Collection Account to an Eligible Account Bank and cause the successor account bank to enter into a control agreement. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Collection Account shall be in accordance with the provisions of Sections 6.4, 8.2 and 9.1. Notwithstanding the foregoing, the Collateral Agent is hereby authorized to establish one or more subaccounts of the Collection Account, one of which shall be designated the "Interest Collection Account" and the other the "Principal Collection Account" and which together will comprise the "Collection Account" for all purposes of this Agreement and the Account Control Agreement. (b) All Distributions and any net proceeds from the sale or disposition of Pledged Collateral or any Interest Hedge Agreement or other collateral received by the Collateral Agent shall, subject to the parenthetical in Section 8.2(a)(ii), be immediately deposited into the Collection Account. Subject to Sections 8.2(d) and 8.2(e), all such property, together with any investments in which funds included in such property are or will be invested or reinvested during the term of this Agreement, and any income or other gain realized from such investments, shall be held by the Collateral Agent in the Collection Account as part of the Collateral subject to disbursement and withdrawal as provided in this Section 8.2. So long as no Event of Default has occurred and is continuing, by Borrower Order (which may be in the form of standing instructions), the Borrower (or the Servicer on behalf of the Borrower) shall and after the occurrence and during the continuation of an Event of Default, the Loan Agent (at the direction of the Majority Lenders) shall direct the Collateral Agent to, and, upon receipt of such Borrower Order or direction, as applicable, the Collateral Agent shall, invest all funds received into the Collection Account during a Due Period, and amounts received in prior Due Periods and retained in the Collection Account, as so directed in Eligible Investments having stated maturities no later than the second Business Day immediately preceding the next Quarterly Payment Date (unless such Eligible Investments are issued by the Collateral Agent or any Affiliate thereof). Each of the Borrower, the Servicer on behalf of the Borrower and each of the Lenders agrees that it shall not give any instruction to invest such funds other than as permitted by this Agreement. In the absence of any direction from the Borrower (or the Servicer on behalf of the Borrower) or the Loan Agent (at the direction of the Majority Lenders) to invest funds in the Collection Account, all such funds shall be held uninvested. So long as no Event of Default has occurred and is continuing, the Collateral Agent, within one Business Day after receipt of any Distribution or other proceeds which are not Cash, shall so notify the Borrower and the Borrower shall, within six months of receipt of such notice from the Collateral Agent, sell such Distribution or other proceeds for Cash (at a price equal to fair market value as reasonably determined by the Borrower, or the Servicer in accordance with the 127 Servicing Standard) to any Person (including an Affiliate of the Borrower) and deposit the proceeds thereof in the Collection Account for investment pursuant to this Section 8.2; provided that the Borrower need not sell such Distributions or other proceeds if it delivers a certificate of an Authorized Officer to the Agents certifying that such Distributions or other proceeds constitute Collateral Loans or Eligible Investments or securities subject to transfer restrictions that do not permit such sale. (c) So long as no Event of Default has occurred and is continuing, if the Borrower shall not have given any investment directions pursuant to Section 8.2(b), the Collateral Agent shall seek instructions from the Borrower within one Business Day after transfer of such funds to the Collection Account. If the Collateral Agent does not thereupon receive written instructions from the Borrower within five Business Days after transfer of such funds to the Collection Account, the Collateral Agent shall again seek instructions from the Borrower. If the Collateral Agent does not receive written instructions from the Borrower within five Business Days after such second request, it shall hold all such funds uninvested. After the occurrence and during the continuation of an Event of Default, if the Loan Agent (at the direction of the Majority Lenders) shall not have given investment directions to the Collateral Agent pursuant to Section 8.2(b) for three consecutive days, the Collateral Agent shall seek instructions from the Loan Agent (at the direction of the Majority Lenders). If the Collateral Agent does not receive written instructions from the Loan Agent within three Business Days after such second request, it shall hold all such funds uninvested. All interest and other income from such investments shall be deposited in the Collection Account, any gain realized from such investments shall be credited to the Collection Account, and any loss resulting from such investments shall be charged to the Collection Account. (d) The Borrower (or the Servicer on behalf of the Borrower) shall by Borrower Order direct the Collateral Agent to, and upon receipt of such Borrower Order the Collateral Agent shall, transfer Principal Proceeds to the Future Funding Reserve Account on any Business Day on which amounts standing to the credit of the Future Funding Reserve Account do not equal or exceed the aggregate Exposure Amount. During the Reinvestment Period, the Borrower (or the Servicer on behalf of the Borrower) may by Borrower Order direct the Collateral Agent to, and upon receipt of such Borrower Order the Collateral Agent shall, (i) withdraw funds on deposit in the Collection Account representing Principal Proceeds and reinvest such funds in Collateral Loans as permitted under and in accordance with the requirements of Article X and such Borrower Order and (ii) apply Principal Proceeds to make a prepayment of the Loans in accordance with Section 2.7. After the Reinvestment Period, the Borrower (or the Servicer on behalf of the Borrower) may by Borrower Order direct the Collateral Agent to, and upon receipt of such Borrower Order the Collateral Agent shall apply Principal Proceeds received by the Borrower (before or after the end of the Reinvestment Period) towards (A) the purchase or origination of Collateral Loans or (B) the payment or funding of Unfunded Amounts, in each case pursuant to commitments entered into by the Borrower prior to the end of the Reinvestment Period. By Borrower Order, the Borrower (or the Servicer on behalf of the Borrower) may at any time direct the Collateral Agent to, and, upon receipt of such Borrower Order, the Collateral Agent

128 shall, pay from time to time on dates other than Quarterly Payment Dates from Interest Proceeds on deposit in the Collection Account, Administrative Expenses (which shall be payable in the order specified in the definition thereof); provided that the aggregate amount of Administrative Expenses paid in any Due Period (excluding Administrative Expenses paid on Quarterly Payment Dates pursuant to the Priority of Payments) shall not exceed the Retained Expense Amount determined on the immediately prior Quarterly Payment Date plus, without duplication, the Quarterly Cap applicable on the next Quarterly Payment Date. (e) The Collateral Agent shall transfer to the Payment Account for application pursuant to Section 9.1(a), on or about the Business Day (but in no event more than two Business Days) prior to each Quarterly Payment Date, any amounts then held in the Collection Account other than proceeds received after the end of the Due Period with respect to such Quarterly Payment Date. (f) The Collateral Agent may from time to time establish any additional accounts and/or subaccounts, which in each case shall be subject to the lien of the Collateral Agent for the benefit of the Secured Parties, deemed necessary by the Collateral Agent for convenience in administering the Collateral. (g) The Collateral Agent agrees to give the Borrower, the Servicer, the Lenders prompt notice if an Administrative Officer of the Collateral Agent obtains actual knowledge of or receives written notice that the Collection Account or any funds on deposit therein, or otherwise to the credit of the Collection Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. (h) At any time and from time to time the Borrower, or the Servicer on the Borrower's behalf, may deposit into the Collection Account funds not previously subject to the Lien of the Collateral Agent (for the benefit of the Secured Parties) granted under this Agreement; provided that (i) the requirements of Section 6.5 are complied with (as shall be deemed certified by the Borrower and the Servicer upon receipt of any deposit by the Collateral Agent pursuant to this Section 8.2(h)), if applicable, and (ii) upon such deposit into the Collection Account, such funds shall automatically be subject to the Lien of the Collateral Agent (for the benefit of the Secured Parties) granted under this Agreement. Any such deposit shall be irrevocable. The Borrower shall notify the Agents in writing of any such deposit prior to or contemporaneously therewith. Section 8.3 Payment Account; Future Funding Reserve Account; Interest Reserve Account; Lender Collateral Account; Closing Expense Account. (a) Payment Account. The Collateral Agent shall, on or prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account in the name of the Borrower subject to the lien of the Collateral Agent for the benefit of the Secured Parties, which shall be designated as the "Payment Account" and which shall be governed solely by the terms of this Agreement and the Account Control Agreement. Such account shall be held for the benefit of the Secured Parties and the Collateral Agent shall have exclusive control over such account, subject to the Borrower's right to give instructions specified herein, and the sole right of withdrawal. Any and all funds at any time on deposit in, or otherwise to the credit of, the Payment 129 Account shall be held by the Collateral Agent for the benefit of the Secured Parties. Except as provided in Sections 6.4 and 9.1, the only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Payment Account shall be to pay the interest on and the principal of the Loans in accordance with their terms and the provisions of this Agreement and, upon Borrower Order or in accordance with the Payment Date Report, to pay fees, Loan Agent Fees, Collateral Agent Fees, Collateral Administrator Fees, Administrative Expenses, Increased Costs and other amounts specified therein, each in accordance with (and subject to the limitations contained in) the Priority of Payments. The Collateral Agent agrees to give the Borrower, the Servicer and the Lenders immediate notice if an Administrative Officer of the Collateral Agent obtains actual knowledge of or receives written notice that the Payment Account or any funds on deposit therein, or otherwise to the credit of the Payment Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Borrower shall not have any legal, equitable or beneficial interest in the Payment Account other than in accordance with the Priority of Payments. The Payment Account shall remain at all times with an Eligible Account Bank, and the amounts therein shall remain uninvested. In the event that the account bank at which the Payment Account is maintained ceases to be an Eligible Account Bank, or the account bank with respect to the Payment Account gives notice that it is terminating the Account Control Agreement, then Borrower shall, within 60 days of such occurrence, move the Payment Account to an Eligible Account Bank and cause the successor account bank to enter into a control agreement. (b) Future Funding Reserve Account. The Collateral Agent shall, on or prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account in the name of the Borrower subject to the lien of the Collateral Agent for the benefit of the Secured Parties, which shall be designated as the "Future Funding Reserve Account" and which shall be governed solely by the terms of this Agreement and the Account Control Agreement. Such account shall be held for the benefit of the Secured Parties. On the date of any acquisition by the Borrower of any Revolving Collateral Loan or Delayed Funding Loan (including by way of contribution or substitution), the Borrower (or the Servicer on behalf of the Borrower) shall by Borrower Order direct the Collateral Agent to, and upon receipt of such Borrower Order the Collateral Agent shall, transfer Principal Proceeds to the Future Funding Reserve Account in an amount equal to the Exposure Amount in respect of such Revolving Collateral Loan or Delayed Funding Loan. The Collateral Agent shall maintain on deposit in the Future Funding Reserve Account an amount equal to the aggregate Exposure Amount as of such date (as identified by the Borrower, or the Servicer on behalf of the Borrower). The Borrower (or the Servicer on behalf of the Borrower) shall by Borrower Order direct the Collateral Agent to, and upon receipt of such Borrower Order the Collateral Agent shall, transfer Principal Proceeds to the Future Funding Reserve Account on any Business Day on which amounts standing to the credit of the Future Funding Reserve Account are less than the Exposure Amount. So long as no Event of Default has occurred and is continuing, by Borrower Order (which may be in the form of standing instructions), the Borrower (or the Servicer on behalf of the Borrower) shall and after the occurrence and during the continuation of an Event of Default, the Loan Agent (at the direction of the Majority Lenders) shall direct the Collateral Agent to, and, upon receipt of such Borrower Order or direction, as applicable, the Collateral Agent shall, invest all funds received into the Collection Account during a Due Period, and amounts received in prior Due Periods and retained in the Future Funding Reserve Account, as so directed in overnight funds that are Eligible Investments. In the absence of any direction from the Borrower (or the Servicer on behalf of the Borrower) or the Loan Agent (at the direction of the Majority

130 Lenders) to invest funds in the Future Funding Reserve Account, all such funds shall be held uninvested. The only permitted withdrawals from or applications of funds on deposit in, or otherwise to the credit of, the Future Funding Reserve Account shall, at the direction of the Borrower (or the Servicer on behalf of the Borrower) be (i) to fund or pay Exposure Amounts, or (ii) to the extent of any amounts in the Future Funding Reserve Account in excess of the Exposure Amount, to be applied as Principal Proceeds for use as is provided in this Agreement (including, without limitation, as provided in Section 9.1(a)(ii)). Notwithstanding the foregoing, the amount of all funds on deposit in the Future Funding Reserve Account on any date that exceeds the Exposure Amount on such date shall be transferred, at the direction of the Borrower (or the Servicer on behalf of the Borrower) to the Collection Account on such date and applied as Principal Proceeds. For the avoidance of doubt, any amounts transferred from the Future Funding Reserve Account for application as Principal Proceeds as provided above shall be further invested in Collateral Loans (to the extent expressly permitted by the other provisions in this Agreement) or applied as Principal Proceeds in accordance with Section 9.1(a)(ii), in each case as expressly provided in this Agreement. The Collateral Agent agrees to give the Borrower and the Servicer immediate notice if an Administrative Officer of the Collateral Agent obtains actual knowledge of or receives written notice that the Future Funding Reserve Account or any funds on deposit therein, or otherwise to the credit of the Future Funding Reserve Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Future Funding Reserve Account shall remain at all times with an Eligible Account Bank. In the event that the account bank at which the Future Funding Reserve Account is maintained ceases to be an Eligible Account Bank, or the account bank with respect to the Future Funding Reserve Account gives notice that it is terminating the Account Control Agreement, then Borrower shall, within 60 days of such occurrence, move the Future Funding Reserve Account to an Eligible Account Bank and cause the successor account bank to enter into a control agreement. Any interest earned on Eligible Investments held in the Future Funding Reserve Account shall be applied as Interest Proceeds. (c) Interest Reserve Account. The Collateral Agent shall, on or prior to the Closing Date, establish a single, segregated account in the name of the Borrower subject to the lien of the Collateral Agent for the benefit of the Secured Parties, which shall be designated as the "Interest Reserve Account" and which shall be governed solely by the terms of this Agreement and the Account Control Agreement and maintained with the Securities Intermediary in accordance with the Account Control Agreement for the benefit of the Secured Parties. The only permitted deposits to or withdrawals from the Interest Reserve Account shall be in accordance with the provisions of this Agreement. The Borrower shall not have any legal, equitable or beneficial interest in the Interest Reserve Account other than in accordance with this Agreement and the Priority of Payments. On or prior to the Closing Date, the Borrower shall deposit or cause to be deposited $0.00 into the Interest Reserve Account. So long as no Event of Default has occurred and is continuing, by Borrower Order (which may be in the form of standing instructions), the Borrower (or the Servicer on behalf of the Borrower) shall and after the occurrence and during the continuation of an Event of Default, the Loan Agent (at the direction of the Majority Lenders) shall direct the Collateral Agent to, and, upon receipt of such Borrower Order or direction, as applicable, the Collateral Agent shall, invest all funds received into the Interest Reserve Account during a Due Period, and amounts received in prior Due Periods and retained in the Interest Reserve Account, as so directed in Eligible Investments having stated maturities no later than the second Business Day immediately preceding the next Quarterly Payment Date (unless such Eligible Investments are issued by the Collateral Agent or any Affiliate thereof). In the absence of 131 any direction from the Borrower (or the Servicer on behalf of the Borrower) or the Loan Agent (at the direction of the Majority Lenders) to invest funds in the Interest Reserve Account, all such funds shall be held uninvested. Earnings from all such investments of funds in the Interest Reserve Account will be deposited in the Collection Account as Interest Proceeds. On the first Quarterly Payment Date, funds in the Interest Reserve Account as of the related Collateral Report Determination Date will be applied as Interest Proceeds on such Quarterly Payment Date in accordance with the Priority of Payments, but solely to the extent that other Interest Proceeds are not available to satisfy all amounts described in Section 9.1(a)(i)(A) through (E). On the second Quarterly Payment Date, remaining funds in the Interest Reserve Account as of the related Collateral Report Determination Date will be applied as Interest Proceeds on such Quarterly Payment Date in accordance with the Priority of Payments and the Interest Reserve Account will be closed. The Interest Reserve Account shall remain at all times with an Eligible Account Bank. In the event that the account bank at which the Interest Reserve Account is maintained ceases to be an Eligible Account Bank, or the account bank with respect to the Interest Reserve Account gives notice that it is terminating the Account Control Agreement, then Borrower shall, within 60 days of such occurrence, move the Interest Reserve Account to an Eligible Account Bank and cause the successor account bank to enter into a control agreement. (d) Lender Collateral Account. (i) After the Closing Date, if and to the extent the Class A-R Commitments are greater than zero pursuant to an amendment to this Credit Agreement, the Collateral Agent shall, after the Closing Date, establish at the Custodian a single, segregated account in the name "Lender Collateral Account" and which shall be governed solely by the terms of this Agreement and the Account Control Agreement and maintained with the Securities Intermediary in accordance with the Account Control Agreement for the benefit of the Secured Parties. The Collateral Agent shall have exclusive control over such account (and each subaccount thereof) and the sole right of withdrawal. The Lender Collateral Account may contain any number of subaccounts for the purposes described in this Section 8.3(d). The only permitted deposits to or withdrawals from the Lender Collateral Account shall be in accordance with the provisions of this Agreement. The Borrower shall not have any legal, equitable or beneficial interest in the Lender Collateral Account (or any subaccount thereof). (ii) If any Class A-R Lender shall at any time be required to deposit any amount in the Lender Collateral Account in accordance with Section 11.5(b)(i), then (x) the Collateral Agent shall create a segregated subaccount with respect to such Class A-R Lender (the "Lender Collateral Subaccount" of such Class A-R Lender) and (y) the Collateral Agent shall deposit all funds received from such Class A-R Lender into such Lender Collateral Subaccount. The only permitted withdrawal from or application of funds credited to a Lender Collateral Subaccount shall be as specified in this Section 8.3(d). So long as no Event of Default has occurred and is continuing, amounts on deposit in Lender Collateral Subaccount will be invested in Eligible Investments selected by the Servicer, and earnings from all such investments will be remitted to the applicable Lender to the extent such Lender has fully funded such Lender Collateral Subaccount and after the

132 occurrence and during the continuation of an Event of Default, the Loan Agent (at the direction of the Majority Lenders) shall direct the Collateral Agent to, and, upon receipt of such Borrower Order or direction, as applicable, the Collateral Agent shall, invest all funds received into the Lender Collateral Subaccount during a Due Period, and amounts received in prior Due Periods and retained in the Lender Collateral Subaccount, as so directed in overnight funds that are Eligible Investments. In the absence of any direction from the Servicer to invest funds in Lender Collateral Subaccount, all such funds shall be held uninvested. (iii) With respect to any Class A-R Lender, the deposit of any funds in the applicable Lender Collateral Subaccount by such Class A-R Lender shall not constitute a Borrowing by the Borrower and shall not constitute a utilization of the Class A-R Commitment of such Class A-R Lender, and the funds so deposited shall not constitute principal outstanding under the Class A-R Loans. However, from and after the establishment of a Lender Collateral Subaccount, the obligation of such Class A-R Lender to make Class A-R Loans as part of any Borrowing under this Agreement shall be satisfied by the Collateral Agent withdrawing funds from such Lender Collateral Subaccount in the amount of such Class A-R Lender's Percentage Share of such Borrowing. All payments of principal from the Borrower with respect to Class A-R Loans made by such Class A-R Lender (whether or not originally funded from such Lender Collateral Subaccount) shall be made by depositing the related funds into such Lender Collateral Subaccount and all other payments from the Borrower (including without limitation all interest and Commitment Fees) shall be made to such Class A-R Lender in accordance with the order specified in the Priority of Payments. The Collateral Agent shall have full power and authority to withdraw funds from each such Lender Collateral Subaccount at the time of, and in connection with, the making of any such Borrowing and to deposit funds into each such Lender Collateral Subaccount, all in accordance with the terms of and for the purposes set forth in this Agreement. (iv) Notwithstanding anything to the contrary herein, if on any Quarterly Payment Date (or on any other Business Day upon one Business Day's prior written request from such Class A-R Lender) the sum of the amount of funds on deposit in the Lender Collateral Subaccount exceeds such Class A-R Lender's Undrawn Commitment at such time (whether due to a reduction in the aggregate amount of the Class A-R Commitments or otherwise), then the Collateral Agent shall remit to such Class A-R Lender a portion of the funds then held in the related Lender Collateral Subaccount in an aggregate amount equal to such excess. Upon the termination of the Class A-R Commitments (including following the occurrence of an Event of Default), the Collateral Agent shall promptly (and no later than one Business Day after such termination) remit to such Class A-R Lender all of the funds then held in its related Lender Collateral Subaccount and shall terminate such account. (v) Except as otherwise provided in this Agreement, for so long as any amounts are on deposit in any Lender Collateral Subaccount, the Collateral Agent shall invest and reinvest such funds in Eligible Investments of the type described in 133 clause (iv) of the definition thereof, to the extent directed by the Servicer. Interest received on such Eligible Investments shall be retained in such Lender Collateral Subaccount and invested and reinvested as aforesaid. Any gain realized from such investments shall be credited to such Lender Collateral Subaccount and any loss resulting from such investments shall be charged to such Lender Collateral Subaccount. Neither the Borrower nor the Collateral Agent shall in any way be held liable by reason of any insufficiency of such Lender Collateral Subaccount resulting from any loss relating to any such investment. In the absence of any direction from the Servicer to invest funds in the Lender Collateral Subaccount, all such funds shall be held uninvested. The Lender Collateral Account shall remain at all times with an Eligible Account Bank. In the event that the account bank at which the Lender Collateral Account is maintained ceases to be an Eligible Account Bank, or the account bank with respect to the Lender Collateral Account gives notice that it is terminating the Account Control Agreement, then Borrower shall, within 60 days of such occurrence, move the Lender Collateral Account to an Eligible Account Bank and cause the successor account bank to enter into a control agreement. (e) Closing Expense Account. The Collateral Agent shall, on or prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account in the name of the Borrower subject to the lien of the Collateral Agent for the benefit of the Secured Parties, which shall be designated as the "Closing Expense Account" and which shall be governed solely by the terms of this Agreement and the Account Control Agreement. The Collateral Agent shall have exclusive control over such account, subject to the Borrower's right to give instructions specified herein, and the sole right of withdrawal. Any and all funds at any time on deposit in, or otherwise to the credit of, the Closing Expense Account shall be held by the Collateral Agent for the benefit of the Secured Parties. On or prior to the Closing Date, the Borrower shall deposit or cause to be deposited approximately $1,849,028.00 into the Closing Expense Account. On any Business Day during the period that the Closing Expense Account is open, the Collateral Agent shall apply funds from the Closing Expense Account, as directed by the Borrower (or the Servicer on behalf of the Borrower), to pay fees and expenses of the Borrower incurred in connection with the structuring, consummation, closing and post-closing of the transaction contemplated by this Agreement. Upon the delivery, on any date that is at least 60 days after the Closing Date, of a Borrower Order instructing the Collateral Agent to close the Closing Expense Account, all funds in the Closing Expense Account will be deposited in the Collection Account as Interest Proceeds and the Closing Expense Account will be closed. By Borrower Order (which may be in the form of standing instructions), the Borrower (or the Servicer on behalf of the Borrower) may, so long as no Event of Default has occurred and is continuing, direct the Collateral Agent to, and, upon receipt of such Borrower Order, the Collateral Agent shall, invest all funds received into the Closing Expense Account during a Due Period in Eligible Investments as directed by (i) so long as no Event of Default has occurred and is continuing, by the Borrower (or the Servicer on behalf of the Borrower) or (ii) after the occurrence and during the continuation of an Event of Default, the Administrative Agent (at the direction of the Majority Lenders). Any income earned on amounts deposited in the Closing Expense Account will be deposited in the Collection Account as Interest Proceeds as it is received. In the absence of any direction from the Borrower (or the Servicer on behalf of the Borrower) or the Administrative Agent (at the direction of the Majority Lenders) to invest funds in the Closing Expense Account, all such funds shall be held uninvested. The Collateral Agent agrees to give the Borrower and the Servicer immediate notice if an

134 Administrative Officer of the Collateral Agent obtains actual knowledge of or receives written notice that the Closing Expense Account or any funds on deposit therein, or otherwise to the credit of the Closing Expense Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Closing Expense Account shall remain at all times with an Eligible Account Bank. In the event that the account bank at which the Closing Expense Account is maintained ceases to be an Eligible Account Bank, or the account bank with respect to the Closing Expense Account gives notice that it is terminating the Account Control Agreement, then Borrower shall, within 60 days of such occurrence, move the Closing Expense Account to an Eligible Account Bank and cause the successor account bank to enter into a control agreement. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Closing Expense Account shall be in accordance with the provisions of this Section 8.3(e). Section 8.4 Custodial Account. (a) The Collateral Agent shall, on or prior to the Closing Date, establish at the Custodian a single, segregated non-interest bearing account in the name of the Borrower subject to the lien of the Collateral Agent for the benefit of the Secured Parties, which shall be designated as the "Custodial Account" and which shall be governed solely by the terms of this Agreement and the Account Control Agreement. Such account shall be maintained with the Securities Intermediary pursuant to the terms of the Account Control Agreement and over which the Collateral Agent shall have exclusive control, subject to the Borrower's right to give instructions specified herein, and the sole right of withdrawal. Any and all assets or securities at any time on deposit in, or otherwise to the credit of, the Custodial Account shall be held by the Custodian for the benefit for the Collateral Agent for the benefit of the Secured Parties. Except in connection with a liquidation pursuant to Article VI, the only permitted withdrawal from the Custodial Account or in, or otherwise to the credit of, the Custodial Account shall be as directed, upon Borrower Order, in accordance with the provisions of Sections 8.5 and 8.6. The Collateral Agent agrees to give the Borrower, the Servicer and the Lenders immediate notice if an Administrative Officer of the Collateral Agent obtains actual knowledge of or receives written notice that the Custodial Account or any assets or securities on deposit therein, or otherwise to the credit of the Custodial Account, has become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Custodial Account shall remain at all times with an Eligible Account Bank and shall remain uninvested. In the event that the account bank at which the Custodial Account is maintained ceases to be an Eligible Account Bank, or the account bank with respect to the Custodial Account gives notice that it is terminating the Account Control Agreement, then Borrower shall, within 60 days of such occurrence, move the Custodial Account to an Eligible Account Bank and cause the successor account bank to enter into a control agreement. The Collateral Agent is hereby directed to appoint a custodian (the "Custodian") to act as a securities intermediary for purposes of this Agreement and the other Loan Documents. Initially, such Custodian shall be U.S. Bank National Association. Any successor custodian shall be a state or national bank or trust company which (i) is not an Affiliate of the Borrower, (ii) has a combined capital and surplus of at least U.S.$200,000,000, (iii) has a long-term issuer rating of at least "BBB+" by S&P and (iv) is a securities intermediary. If at any time the Custodian does not satisfy the conditions set forth in the foregoing sentence, the Borrower (subject to the consent of the Majority Lenders) shall appoint a replacement Custodian within 30 days of an Authorized Officer of the Borrower becoming aware of such circumstance. The rights, protections, immunities and 135 indemnities afforded to the Collateral Agent under this Agreement shall also be afforded to the Custodian. (b) Except as otherwise provided in Sections 8.5 and 8.6, all right, title and interest of the Borrower in and to the Custodial Account, all related property, and all proceeds thereof shall be subject to the security interest of the Collateral Agent hereunder. (c) With respect to securities (including without limitation debt and equity securities, bonds, money market funds and mutual funds) issued in the United States, the Shareholders Communications Act of 1985 (the "Act") requires the Custodian to disclose to the issuers of such securities, upon their request, the name, address and securities position of its customers who are (a) the "beneficial owners" (as defined in the Act) of such issuer's securities, if the beneficial owner does not object to such disclosure, or (b) acting as a "respondent bank" (as defined in the Act) with respect to such securities. (Under the Act, "respondent banks" do not have the option of objecting to such disclosure upon the issuers' request.) The Act defines a "beneficial owner" as any person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a "respondent bank" as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as the Custodian. Under the Act, a customer is either the "beneficial owner" or a "respondent bank". The "customer" for purposes hereof shall mean the Borrower and each Lender, each of which shall be deemed to be the "beneficial owner" (as defined in the Act) of such securities to be held by the Custodian hereunder, and each of the Borrower and the Lenders hereby waives any objection to the disclosure of its name, address and securities position to any such issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and the Borrower and each Lender. Each of the Borrower and the Lenders may, by written notice to the Custodian, opt out of the waiver referred to in the foregoing sentence and elect not to consent to the disclosure referred to in the foregoing sentence. With respect to such securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the securities are located. (d) At any time and from time to time the Borrower, or the Servicer on the Borrower's behalf, may deposit into the Custodial Account Collateral Loans and/or Eligible Investments not previously subject to the Lien of the Collateral Agent (for the benefit of the Secured Parties) granted under this Agreement; provided that (i) the requirements of Section 6.5 are complied with and (ii) upon such deposit into the Custodial Account, such assets shall automatically be subject to the Lien of the Collateral Agent (for the benefit of the Secured Parties) granted under this Agreement. Any such deposit shall be irrevocable. The Borrower shall notify the Agents in writing of any such deposit prior to or contemporaneously therewith. Section 8.5 Acquisition of Collateral Loans and Eligible Investments. Each time that the Borrower acquires any Collateral Loan, Eligible Investment or other Collateral, the Borrower shall, if such Collateral Loan or Eligible Investment or other Collateral has not already been transferred to the Custodial Account, transfer or cause the transfer of such Collateral Loan or Eligible Investment and other Collateral to the Custodian to be held for the benefit of the Collateral Agent in accordance with the terms of this Agreement. The security interest of the Collateral Agent in the funds or other property utilized in connection with such acquisition shall, immediately and

136 without further action on the part of the Collateral Agent, be released. The security interest of the Collateral Agent shall nevertheless come into existence and continue in the Collateral Loans and Eligible Investments and other Collateral so acquired, including all rights of the Borrower in and to any Related Contracts and Collections with respect to such Collateral Loans and Eligible Investments and other Collateral. Section 8.6 Release of Security Interest in Sold Collateral Loans and Eligible Investments; Release of Security Interests Upon Termination. (a) Upon any sale or other disposition of a Collateral Loan or Eligible Investment or other Collateral (or portion thereof) in accordance with the terms of this Agreement, the security interest of the Collateral Agent in such Collateral Loan or Eligible Investment or other Collateral (or the portion thereof which has been sold or otherwise disposed of), and in all Collections and rights under Related Contracts with respect to such Collateral Loan or Eligible Investment or other Collateral (but not in the proceeds of such sale or other disposition) shall, immediately upon the sale or other disposition of such Collateral Loan or Eligible Investment or other Collateral (or such portion), and without any further action on the part of the Collateral Agent, be released, except for the proceeds of such sale or other disposition and except to the extent of the interest, if any, in such Collateral Loan or Eligible Investment or other Collateral which is then retained by the Borrower or which thereafter reverts to the Borrower for any reason. (b) Upon the payment in full of the Obligations and termination of all Commitments hereunder, the Collateral shall be released from the liens created hereby and under the other Loan Documents, and this Agreement and all obligations of the Agents and each Lender hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower. At the request and sole expense of the Borrower following any such termination, the Loan Agent and/or the Collateral Agent, as applicable, shall promptly deliver to the Borrower (or its designee) any Collateral held by such Agent hereunder, and execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination. Any such release or termination shall be subject to the provision that the Obligations shall be reinstated if after such release or termination any portion of any payment in respect of the Obligations shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made. Section 8.7 Method of Collateral Transfer. Notwithstanding any other provision of this Agreement, each item of Collateral shall be delivered to the Custodian by: (a) with respect to such of the Collateral as constitutes an instrument, tangible chattel paper, a negotiable document (other than Related Contracts), or money, causing the Custodian to take possession of such instrument indorsed to the Custodian or in blank, or such money, negotiable document, or tangible chattel paper, in the State of New York, North Carolina or other such state where the Custodian may have offices, separate and apart from all other property held by the Custodian (except in the case of money, which shall be deposited in the appropriate Covered Account hereunder); 137 (b) with respect to such of the Collateral as constitutes a certificated security in bearer form, causing the Custodian to take possession of the related security certificate in the State of Minnesota (or such other state in which the Custodian's offices are located); (c) with respect to such of the Collateral as constitutes a certificated security in registered form, causing the Custodian to take possession of the related security certificate in the Minnesota (or such other state in which the Custodian's offices are located), indorsed to the Custodian or in blank by an effective indorsement, or registered in the name of the Custodian, upon original issue or registration of transfer by the issuer of such certificated security; (d) with respect to such of the Collateral as constitutes an uncertificated security, causing the issuer of such uncertificated security to register the Custodian or its nominee for the account of the Custodian as the registered owner of such uncertificated security; (e) with respect to such of the Collateral as constitutes a security entitlement, causing the Securities Intermediary to indicate by book entry that the financial asset relating to such security entitlement has been credited to the Custodial Account; (f) with respect to such of the Collateral as constitutes a deposit account, causing such deposit account to be established and maintained in the name of the Collateral Agent or the Custodian, as applicable, by a bank the jurisdiction of which for purposes of the UCC is the State of New York; (g) with respect to such of the Collateral as constitutes cash, causing such cash to be credited to a Covered Account that is a deposit account; and (h) taking such additional or alternative procedures as may hereafter become appropriate to grant a first priority, perfected security interest in such items of the Collateral to the Collateral Agent, consistent with Applicable Law or regulations. If any item of Collateral is a financial asset issued by an issuer that is not the United States of America, an agency or instrumentality thereof, or some other United States person or entity, and if such item cannot be delivered as set forth above, such item may be delivered by the Collateral Agent holding such item in an account created and maintained in the name of the Collateral Agent with a banking or securities institution or a clearing agency or system located outside the United States such that the Collateral Agent holds a first priority, perfected security interest in such item of Collateral. The Borrower agrees to record and file after the Closing Date all appropriate UCC-1 financing statements, continuation statements, and other amendments, meeting the requirements of Applicable Law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Secured Parties in the Collateral under the applicable UCC against all creditors of and purchasers from the Borrower. The Borrower promptly shall deliver file-stamped copies of such UCC-1 financing statements, continuation statements, and amendments to the Agents. In connection with each transfer of an item of Collateral to the Collateral Agent, the Securities Intermediary and/or the Custodian, the Collateral Agent, the Securities Intermediary or the Custodian, as applicable, shall make appropriate notations on its records indicating that such

138 item of the Collateral is held for the benefit of the Secured Parties pursuant to and as provided in this Agreement and the other Loan Documents. Effective upon the transfer of an item of Collateral to the Collateral Agent, the Securities Intermediary and/or the Custodian, the Collateral Agent, the Securities Intermediary or the Custodian, as applicable, shall be deemed to acknowledge that it holds such item of Collateral as Collateral Agent, the Securities Intermediary or as Custodian, as applicable, under this Agreement and the other Loan Documents for the benefit and security of the Secured Parties. In each of the foregoing cases, the Custodian shall credit the Collateral to the applicable Covered Account. Notwithstanding any other provision of this Agreement, the Collateral Agent shall not hold any item of Collateral through an agent except as expressly permitted by this Section 8.7. Section 8.8 Continuing Liability of the Borrower. Notwithstanding anything herein to the contrary, the Borrower shall remain liable under each Related Contract, interest and obligation included in the Collateral, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and shall do nothing to impair the security interest of the Collateral Agent in any Collateral. None of the Collateral Agent, the Custodian or any Secured Party shall have any obligation or liability under any such Related Contract, interest or obligation by reason of or arising out of this Agreement or the receipt by the Collateral Agent, the Custodian or any Secured Party of any payment relating to any such Related Contract, interest or obligation pursuant hereto, nor shall the Collateral Agent, the Custodian or any Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Related Contract, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amount thereunder to which it may be entitled at any time. Section 8.9 Reports. (a) The Collateral Administrator shall deliver or make available to the Borrower by 11:00 a.m. (New York time) on each Business Day, commencing one (1) Business Day following the Closing Date, a report describing all Money (including but not limited to a breakdown of all such amounts into Interest Proceeds and Principal Proceeds) and all other property received by it pursuant to the terms of this Agreement and the other Loan Documents on the preceding Business Day (the "Daily Report"). If any Money or property shall be received by the Collateral Agent on a day that is not a Business Day, the Collateral Administrator shall deliver the Daily Report with respect thereto to the Borrower on the next Business Day. (b) The Collateral Administrator shall, in accordance with and subject to the Collateral Administration Agreement, compile and provide, subject to the Collateral Administrator's receipt from the Servicer, the Borrower or the Loan Agent, as applicable, such information with respect to the Collateral Loans and Eligible Investments to the extent not maintained or in the possession of the Collateral Administrator, the Collateral Report and the Payment Date Report in accordance with Exhibit D and Exhibit E hereof, respectively, and prepare drafts of such Collateral Report and Payment Date Report and provide such drafts to the Servicer for review and approval; provided that each such draft is to be provided no later than four days 139 prior to the date the Collateral Report or the Payment Date Report, as applicable, is due. The Borrower shall cause the Servicer to review and confirm the calculations made by the Collateral Administrator in such Collateral Report or Payment Date Report within one Business Day prior to the due date of the Collateral Report or the Payment Date Report. The Servicer, the Loan Agent, the Collateral Agent and the Borrower shall cooperate with the Collateral Administrator in connection with the preparation by the Collateral Administrator of Collateral Reports and Payment Date Reports. The Servicer shall review and verify the contents of the aforesaid reports, instructions, statements and certificates, and upon verification shall make such reports available to S&P. Upon receipt of approval from the Servicer, the Collateral Administrator shall transmit the same to the Borrower and shall make such reports available to the Loan Agent and each Lender. (c) The Collateral Administrator may conclusively rely on and without any investigation, information provided by the Servicer, Borrower and Loan Agent in preparation of the Collateral Report and the Payment Date Report. Nothing herein shall obligate the Collateral Administrator to review or examine such information for accuracy, correctness or validity. The Collateral Administrator will make the Collateral Report and Payment Date Report available via its internet website. The Collateral Administrator's internet website shall initially be located at http://pivot.usbank.com. The Collateral Administrator may change the way such statements are distributed. As a condition to access to the Collateral Administrator's internet website, the Collateral Administrator may require registration and the acceptance of a disclaimer. The Collateral Administrator shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided in the Collateral Report and the Payment Date Report which the Collateral Administrator disseminates in accordance with this Agreement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion. (d) Nothing herein shall impose or imply any duty or obligation on the part of the Collateral Administrator to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any issuer of the Collateral Loan is in default or in compliance with the underlying documents governing or securing such securities, from time to time, the role of the Collateral Administrator hereunder being solely to perform certain mathematical computations and data comparisons as provided herein. For purposes of monitoring changes in ratings, the Collateral Administrator shall be entitled to use and rely (in good faith) exclusively upon one or more reputable electronic financial information reporting services, and shall have no liability for any inaccuracies in the information reported by, or other errors or omissions of, any such services. It is hereby expressly agreed that Bloomberg Financial Markets is one such reputable service. (e) The Collateral Administrator shall have no liability for any failure, inability or unwillingness on the part of the Servicer or the Borrower or the Loan Agent to provide accurate and complete information on a timely basis to the Collateral Administrator, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any inaccuracy or error in the performance or observance on the Collateral Administrator's part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or

140 untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof. (f) Nothing herein shall obligate the Collateral Administrator to determine independently any characteristic of a Collateral Loan, including the determination of whether any item of Collateral (including any Interest Hedge Agreement) is a Bond, Bridge Loan, Cov-Lite Loan, Credit Risk Loan, Defaulted Loan, Delayed Funding Loan, DIP Loan, Equity Security, First Lien/Last Out Loan, Fixed Rate Obligation, Floating Rate Obligation, Margin Stock, Participation Interest, Real Estate Loan, Revolving Collateral Loan, Second Lien Loan, Senior Secured Loan, Step-Down Loan, Step-Up Loan, Structured Finance Obligation, Subordinated Loan, Synthetic Security or Zero Coupon Loan, any such determination being based exclusively upon notification the Collateral Administrator receives from the Servicer and nothing herein shall obligate the Collateral Administrator to review or examine any underlying instrument or contract evidencing, governing or guaranteeing or securing any Collateral Loan in order to verify, confirm, audit or otherwise determine any characteristic thereof. If, in performing its duties under this Section 8.9 in connection with compiling and delivering reports, the Collateral Administrator is required to decide between alternative courses of action, the Collateral Administrator may request written instructions (or verbal instructions, followed by confirmation) from the Servicer, acting on behalf of the Borrower, as to the course of action desired by it. If the Collateral Administrator does not receive such instructions within three Business Days after it has requested them, the Collateral Administrator may, but shall be under no duty to, take or refrain from taking any such courses of action. The Collateral Administrator shall act in accordance with instructions received after such three-Business Day period except to the extent it has already taken, or committed itself to take action inconsistent with such instructions. The Collateral Administrator shall be entitled to rely on the advice of legal counsel and independent accountants in performing its duties hereunder and shall be deemed to have acted in good faith if it acts in accordance with such advice. The Collateral Administrator shall be entitled to all of its rights, protections and immunities set forth in the Collateral Administration Agreement. ARTICLE IX APPLICATION OF MONIES Section 9.1 Disbursements of Funds from Payment Account. (a) Notwithstanding any other provision of this Agreement other than Section 6.4, but subject to the other subsections of this Section 9.1 and Article II (with respect to optional repayment of Loans), on each Quarterly Payment Date, the Collateral Agent shall disburse amounts transferred to the Payment Account from the Collection Account pursuant to Section 8.2(e) as follows and for application in accordance with the following priorities (the "Priority of Payments"): (i) On each Quarterly Payment Date, prior to the distribution of any Principal Proceeds, Interest Proceeds shall be applied as follows: (A) to the payment of the following amounts in the following priority (without duplication): (1) Taxes (but not including any accrued and 141 unpaid Increased Costs), registration and filing fees then due and owing by the Borrower, (2) accrued and unpaid Administrative Expenses in the order set forth in the definition thereof and (3) on any Quarterly Payment Date other than the final Quarterly Payment Date, to the retention in the Collection Account of an amount equal to the Retained Expense Amount for such Quarterly Payment Date; provided that the aggregate amount of payments under this clause (A)(2) and (3) shall not exceed on any Quarterly Payment Date the sum of (a) the Quarterly Cap plus (b) the Retained Expense Amount determined on the immediately prior Quarterly Payment Date less (c) Administrative Expenses paid pursuant to Section 8.2(d) during the Due Period relating to such Quarterly Payment Date; (B) if the Borrower is party to any Interest Hedge Agreements, to the payment of any amounts owing by the Borrower to the Interest Hedge Counterparties thereunder (exclusive of any early termination or liquidation payment owing by the Borrower by reason of the occurrence of an event of default or termination event thereunder with respect to such Interest Hedge Counterparty where such Interest Hedge Counterparty is the sole affected party or the defaulting party); (C) unless deferred or waived by the Servicer (or its designee), to the payment to the Servicer (or its designee) of all due and unpaid Servicing Fees that have not been deferred or waived on prior Quarterly Payment Dates in an amount not to exceed the accrued Servicing Fees for one Due Period; (D) first, to the Class A Lenders for payment (on a pro rata basis) of Commitment Fees (ratably in proportion to their respective Percentage Shares) due on such Quarterly Payment Date and second, to the Class A Lenders for payment (on a pro rata basis) of accrued interest on the Class A Loans due on such Quarterly Payment Date (excluding the additional two percent of interest payable at the Post-Default Rate); (E) to the Class B Lenders for payment (on a pro rata basis) of accrued interest on the Class B Loans (other than the additional two percent of interest payable at the Post-Default Rate) due on such Quarterly Payment Date; (F) if any of the Coverage Tests are not satisfied as of the related Calculation Date, first, to the prepayment of principal of the Class A Loans (to be allocated to the Loans according to the Principal Allocation Formula) until such tests are satisfied or until the Class A Loans are repaid in full, and then to the prepayment of principal of the Class B Loans until such tests are satisfied or until the Class B Loans are repaid in full; (G) [reserved];

142 (H) to the payment of amounts described in clause (A) above to the extent not paid thereunder (without regard to any cap or limitation); (I) first, to the payment of the additional two percent of interest payable at the Post-Default Rate for the Class A Lenders, second, to the payment of any Class A Lender's Increased Costs, third, to the payment of the additional two percent of interest payable at the Post-Default Rate for the Class B Lenders and fourth, to the payment of any Class B Lender's Increased Costs; (J) to the payment to the Servicer (or its designee) of any previously deferred Servicing Fees that the Servicer elects to be paid on such Quarterly Payment Date by notice to the Collateral Agent prior to the related Calculation Date; (K) if the Borrower is party to any Interest Hedge Agreements, to any amounts owing by the Borrower to the Interest Hedge Counterparties under such Interest Hedge Agreements to the extent not paid under clause (B) above (without regard to any cap or limitation); (L) all remaining Interest Proceeds: (1) during the Reinvestment Period, at the sole discretion of the Servicer, either (i) to the Borrower for payment as directed by the Borrower, including as to make a distribution to the Parent; (ii) to the Collection Account to be applied as Principal Proceeds for the purchase or origination of additional Collateral Loans, (iii) to be applied to prepay the principal of the Loans pursuant to Section 2.7, and/or (iv) for deposit into the Future Funding Reserve Account; and (2) after the Reinvestment Period, to the Borrower or for payment as directed by the Borrower, either to (i) make a distribution to the Parent; or (ii) prepay the principal of the Loans pursuant to Section 2.7. (ii) On each Quarterly Payment Date, following the distribution of all Interest Proceeds as set forth in Section 9.1(a)(i) above, Principal Proceeds (other than Principal Proceeds previously reinvested in Collateral Loans or otherwise designated by the Borrower for application pursuant to the parenthetical contained in Section 8.2(a)(ii) or otherwise to provide for any Unsettled Amount) shall be applied as follows; provided that after giving effect to any such payment no Commitment Shortfall would exist (and, to the extent that any Commitment Shortfall would exist, Principal Proceeds shall first be deposited in the Future Funding Reserve Account in the amount needed to eliminate such Commitment Shortfall): 143 (A) to the payment of unpaid amounts in items (A) through (F) in Section 9.1(a)(i) above (in such order of priority stated therein); (B) during the Reinvestment Period, all remaining Principal Proceeds, at the sole discretion of the Servicer: (1) to the Collection Account for the purchase or origination of additional Collateral Loans; (2) to be applied to prepay the principal of the Loans pursuant to Section 2.7; and/or (3) to be deposited into the Future Funding Reserve Account; (C) after the Reinvestment Period, (1) first, to be applied to the payment of (i) first, Commitment Fees and (ii) second, interest and principal on the Class A Loans (to be allocated to the Class A Loans according to the Principal Allocation Formula) until repaid in full; (2) second, to be applied to the payment of interest and principal on the Class B Loans until repaid in full and; (3) third, to be applied to the payment of (i) first, any other obligations on the Class A Loans until repaid in full and (ii) second, any other obligations on the Class B Loans until repaid in full; (4) fourth, to the payment of amounts referred to in items (G) through (K) in Section 9.1(a)(i) above, in the priority set forth therein but only to the extent not paid in full thereunder; and (5) fifth, to the Borrower or for payment as directed by the Borrower, including to make a distribution to the Parent. (b) If on any Quarterly Payment Date the amount available in the Payment Account from amounts received in the related Due Period is insufficient to make the full amount of the disbursements required pursuant to any clause in the Priority of Payments, the Collateral Agent shall make the disbursements called for in the order and according to the priority set forth under Section 9.1(a) and ratably or in the order provided within a clause, as applicable, in accordance with the respective amounts owing under any such clause, to the extent funds are available therefor. (c) On each Quarterly Payment Date, the Collateral Administrator (on behalf of the Borrower) shall deliver to the Loan Agent, the Collateral Agent, the Servicer and S&P (so long as S&P is rating the Loans) a report (the "Payment Date Report") containing the information

144 described in Exhibit E hereto pursuant to Section 8.9 specifying the amount of Interest Proceeds (and, of such amount, the amount of Fee Proceeds) and Principal Proceeds received during the preceding Due Period and the amounts to be applied to each purpose set forth in Section 9.1(a). The information in each Payment Date Report shall be determined as of the Calculation Date immediately preceding the applicable Quarterly Payment Date. For the avoidance of doubt, in any month in which a Quarterly Payment Date occurs, the Collateral Report and the Payment Date Report may be combined into a single report. (d) In the event that the Servicer obtains actual knowledge of or receives written notice that any Interest Hedge Counterparty defaults in the payment of its obligations to the Borrower under any Interest Hedge Agreement on the payment date therefor, the Servicer shall notify the Borrower which shall (or the Servicer on behalf of the Borrower shall) make a demand on such Interest Hedge Counterparty, or any guarantor, if applicable, demanding payment by 12:00 noon, New York time, on the next Business Day. The Servicer shall give notice to the Lenders, the Loan Agent, S&P, the Borrower and the Collateral Agent upon the continuing failure by such Interest Hedge Counterparty (or applicable guarantor) to perform its obligations for one Business Day following a demand made by the Borrower (or the Servicer on behalf of the Borrower) on such Interest Hedge Counterparty. ARTICLE X SALE OF COLLATERAL LOANS; ELIGIBILITY CRITERIA; CONDITIONS TO SALES AND PURCHASES Section 10.1 Sale of Collateral Loans. (a) Sales, Substitutions and Assignments. Provided that no Event of Default has occurred and is continuing (except for sales pursuant to clauses (i), (iii), (iv), (vi) or (viii) below which shall be permitted during the continuance of an Event of Default but only so long as the Majority Lenders have provided their written consent thereto pursuant to Section 6.2(a)) and subject to the satisfaction of the conditions specified in this Agreement, including without limitation Sections 5.33, 10.1(b) and 10.1(c), the Borrower or the Servicer (on behalf of the Borrower) may direct the Collateral Agent in writing to sell, and the Collateral Agent shall sell or substitute in the manner directed by the Borrower or the Servicer (on behalf of the Borrower) in writing, any Collateral Loan or other loan included in the Collateral (including (x) subject to Section 10.1(b), the sale by participation of all or a portion of the Borrower's interest in any Collateral Loan or other loan and (y) without limitation, the sale by assignment of a portion of the Borrower's interest in any Collateral Loan or other loan); provided that (x) such sale meets the requirements of any one of clauses (i) through (viii) of this Section 10.1(a) and (y) such substitution shall meet the requirements of clause (vii) of this Section 10.1(a), each of which requirements shall be satisfied upon receipt by the Collateral Agent of a trade ticket or other direction to sell or substitute (which shall be deemed to be a representation and certification from the Borrower or the Servicer that such conditions are satisfied): (i) Credit Risk Loans. The Borrower or the Servicer (on behalf of the Borrower) may sell any Credit Risk Loan at any time during or after the Reinvestment Period other than during a Restricted Trading Period. 145 (ii) Credit Improved Loans. The Borrower or the Servicer (on behalf of the Borrower) may sell any Credit Improved Loan at any time other than during a Restricted Trading Period, either: (A) at any time if the Sale Proceeds from such sale are at least equal to the Investment Criteria Adjusted Balance of such Credit Improved Loan; or (B) during the Reinvestment Period if the Borrower, or the Servicer in compliance with the Servicing Standard, reasonably believes prior to such sale that it will be able to enter into binding commitments to reinvest all or a portion of the proceeds of such sale in one or more additional Collateral Loans with an Aggregate Principal Balance (together with any Collateral (which, for the avoidance of doubt, may be Collateral Loans or Cash) contributed (which contribution shall be irrevocable) by the Borrower or the Servicer on the Borrower's behalf prior to such sale) at least equal to the Investment Criteria Adjusted Balance of such Credit Improved Loan within 30 Business Days of such sale. (iii) Defaulted Loans. The Borrower or the Servicer (on behalf of the Borrower) may sell any Defaulted Loan at any time during or after the Reinvestment Period without restriction. (iv) Equity Securities. The Borrower or the Servicer (on behalf of the Borrower) may sell any Equity Security at any time during or after the Reinvestment Period other than during the Restricted Trading Period. The Borrower or the Servicer (on behalf of the Borrower) shall use its commercially reasonable efforts to effect the sale of any Equity Security within 45 days after receipt if such Equity Security constitutes Margin Stock, unless such sale is prohibited by Applicable Law, in which case such Equity Security shall be sold as soon as such sale is permitted by Applicable Law and any applicable contractual restrictions. (v) Discretionary Sales. The Borrower or the Servicer on behalf of the Borrower may, at any time other than during a Restricted Trading Period, sell any Collateral Loan (in addition to any sales pursuant to clauses (i) through (iv) above or clauses (vi) through (viii) below); provided that such sale shall be permitted only so long as the Aggregate Principal Balance of all such Collateral Loans(excluding CCC Collateral Loans that at the time of the commitment to sell constituted CCC Excess) sold during the preceding period of twelve calendar months (or, for the first twelve calendar months after the Closing Date, during the period commencing on the Closing Date) is not greater than 25% of Total Capitalization as of the first day of such twelve calendar month period (or as of the Closing Date, as the case may be). Any written direction given by the Borrower or the Servicer on behalf of the Borrower to the Collateral Agent that pursuant to this clause (v) shall be deemed a representation and certification by the Borrower or the Servicer on behalf of the Borrower to the Collateral Agent this clause (v) has been satisfied.

146 (vi) Mandatory Sales. The Borrower or the Servicer (on behalf of the Borrower) shall use its commercially reasonable efforts to effect the sale of any Collateral Loan (other than Defaulted Loans) that no longer meets the criteria described in clause (m) in the definition of "Collateral Loan," within 18 months of the failure of such Collateral Loan to meet any such criteria (unless (1) the Rating Condition is satisfied or (2) the Borrower or the Servicer determines that such sale would not be in the best interests of the Lenders). (vii) Optional Repurchases or Substitutions by the Seller Pursuant to the Master Transfer Agreement; Limitations on Sales of Credit Risk Loans and Defaulted Loans. The Seller may optionally repurchase (or purchase, as applicable) and substitute Credit Risk Loans and Defaulted Loans pursuant to and in accordance with the Master Transfer Agreement and the Borrower shall sell and transfer Credit Risk Loans and Defaulted Loans to the Seller in connection therewith at any time during or after the Reinvestment Period; provided that, as certified to the Collateral Agent and the Loan Agent by an Authorized Officer of the Servicer, (A) the Aggregate Principal Balance of all Credit Risk Loans and Defaulted Loans which are optionally repurchased or substituted by the Seller pursuant to the Master Transfer Agreement may not exceed an amount equal to 10% of the Net Purchased Collateral Loan Balance as of such date of repurchase or substitution, (B) such substituted loan or loans meets the definition of "Collateral Loan", (C) such purchase or repurchase complies with the limitations set forth in Section 5.33, (D) such optional repurchase or substitution will not cause a Default or an Event of Default or be permitted during the existence of an Event of Default, (E) each Coverage Test shall be satisfied after giving effect to such repurchase or substitution or if not satisfied, maintained or improved, (F) subject to clause (G) below, each Collateral Quality Test is satisfied (or if not satisfied, maintained or improved) after giving effect to such repurchase or substitution, (G) after the Reinvestment Period, the Weighted Average Life of such substituted loan is less than or equal to the Weighted Average Life of the replaced Collateral Loan, (H) such substituted loan either exceeds or maintains the lien priority of the replaced Credit Risk Loan or Defaulted Loan, as applicable, (I) the Scenario Default Rate of the Proposed Portfolio (after the substituted loans are added and replaced loans are removed) shall be the same or better than the Current Portfolio, (J) the Principal Balance of such substituted loan is not less than the Principal Balance of the replaced Collateral Loan; provided that this clause (J) shall not apply during the Reinvestment Period so long as before and immediately after giving effect to such substitution the Overcollateralization Ratio Test is satisfied and (K) the Eligibility Criteria are made no worse after giving effect to such substitution. For the avoidance of doubt, notwithstanding anything to the contrary set forth herein or in any other Loan Document, the Seller shall have no obligation to repurchase or purchase any Credit Risk Loan or Defaulted Loan. For the avoidance of doubt, after the Reinvestment Period, if the sale proceeds from Collateral Loans are not sufficient to purchase Collateral Loans, such purchases may only be made if the Borrower receives cash equity contributions in an amount sufficient to permit such purchase. 147 (viii) Sales in Connection with Payment in Full and Termination of the Facility. The Borrower, or the Servicer on behalf of the Borrower, may sell, assign or transfer all or any portion of the Collateral in connection with the payment in full of all of the Obligations (other than any unasserted Contingent Obligations) and the payment of any other amounts required to be paid pursuant to the Priority of Payments; provided that the proceeds from any such sale, assignment or transfer directed pursuant to this Section 10.1(a)(viii) are sufficient to pay in full all of the Obligations (other than any unasserted Contingent Obligations) and any other amounts required to be paid pursuant to the pursuant to the Priority of Payments (as certified to the Collateral Agent by the Borrower, which certification shall be deemed given upon delivery of any Borrower Order in connection with such sale). For the avoidance of doubt, the Borrower, or the Servicer on behalf of the Borrower, may only direct such sales, assignments or transfers contemplated by this Section 10.1(a)(viii) if no Enforcement Event has occurred and is continuing at such time. (ix) Transfers of Loans, etc.. The Borrower (or the Servicer on its behalf) may sell (including a distribution to the Parent in kind) any Collateral Loan or other asset with a Principal Collateralization Amount of zero at any time without restriction. (b) Participations. The Borrower may not sell a participation interest in a Revolving Collateral Loan or a Delayed Funding Loan. (c) Sales for Cash of Collateral Loans. Except as permitted hereunder, all sales of Collateral Loans or any portion thereof pursuant to this Section 10.1 shall be for Cash on a non- recourse basis to the Borrower (other than in respect of customary trading obligations), which shall be deemed Principal Proceeds for all purposes hereunder. Section 10.2 Eligibility Criteria. Unless otherwise specified herein, on and after the Closing Date but solely during the Reinvestment Period, a debt obligation will be eligible for purchase or origination (including in connection with a substitution pursuant to Section 10.1(a)(vii)) by the Borrower and inclusion in the Collateral only if as evidenced by an officer's certificate of an Authorized Officer of the Borrower (or the Servicer on behalf of the Borrower) delivered to the Collateral Agent (which requirements shall be satisfied upon receipt by the Collateral Agent of a trade ticket or other direction to purchase (which shall be deemed to be a representation and certification from the Borrower and the Servicer that such conditions are satisfied, in accordance with Section 1.3(t) hereunder)), the Eligibility Criteria are satisfied at the time such debt obligation is purchased or originated (on a trade date basis), after giving effect to the inclusion of such debt obligation. Section 10.3 Conditions Applicable to all Sale and Purchase Transactions. Any transaction effected under this Article X or in connection with the acquisition, disposition or substitution of any asset shall be conducted on an arm's length basis and, if effected with a Person Affiliated with the Servicer (or with an account or portfolio for which the Servicer or any of its Affiliates serves as investment adviser), shall be effected in accordance with Section 5.33.

148 ARTICLE XI CHANGE IN CIRCUMSTANCES Section 11.1 Inability to Determine Rates. Subject to Section 11.6, if, on or prior to the first day of any Interest Period for any SOFR Loan: (a) the Majority Lenders determine (which determination shall be conclusive and binding absent manifest error) that "Term SOFR" cannot be determined pursuant to the definition thereof and provide notice of such determination to the Loan Agent and the Servicer, or (b) the Majority Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such SOFR Loan, and the Loan Agent has provided notice of such determination to the Servicer, then, in each case, the Servicer will promptly so notify the Borrower and each Lender. Upon notice thereof by the Loan Agent to the Borrower (with a copy to the Collateral Agent), any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Loan Agent (at the instruction of the Majority Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Loans that bear interest at a rate based on (1) the Benchmark Replacement or (2) the Alternate Base Rate (in order of the foregoing priority pursuant to clauses (1) through (2)) and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Loans that bear interest at a rate based on (1) the Benchmark Replacement or (2) the Alternate Base Rate (in order of the foregoing priority pursuant to clauses (1) through (2)) at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.9. Section 11.2 Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender in good faith with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Lender to make, maintain or fund its SOFR Loans (if any) and such Lender shall so notify the Loan Agent, the Loan Agent shall forthwith forward notice thereof to the Lenders, the Collateral Agent and the Borrower, whereupon until such Lender notifies the Loan Agent that the circumstances giving rise to such suspension no longer exist, such SOFR Loans will be immediately converted into Loans that bear interest at a rate based on (1) the Benchmark Replacement or (2) the Alternate Base Rate (in order of the foregoing priority pursuant to clauses (1) through (2)). Before giving any notice to the Loan Agent pursuant to this Section 11.2, such 149 Lender shall designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and would not be otherwise disadvantageous to such Lender. If circumstances subsequently change so that it is no longer unlawful for an affected Lender to make or maintain SOFR Loans as contemplated hereunder, such Lender will, as soon as reasonably practicable after such Lender becomes aware of such change in circumstances, notify the Borrower, the Collateral Agent and the Loan Agent and upon receipt of such notice, the obligations of such Lender to make or continue SOFR Loans shall be reinstated. Section 11.3 Increased Cost and Reduced Return. (a) If, on or after the Closing Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Federal Reserve Board), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Applicable Lending Office) or shall impose on any Lender (or its Applicable Lending Office) or on the Term SOFR Administrator any other condition affecting its SOFR Loans, its Notes evidencing SOFR Loans, or its obligation to make SOFR Loans, and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or under its Notes with respect thereto (other than any increased costs on account of (x) Indemnified Taxes, (y) Taxes described in clauses (ii) through (iv) of the definition of "Excluded Taxes" and (z) Connection Income Taxes), such additional amount or amounts as will compensate such Lender for such increased cost or reduction shall constitute "Increased Costs" payable by the Borrower pursuant to Sections 9.1(a) and 6.4; provided that such amounts shall be no greater than that which such Lender is generally charging other borrowers similarly situated to Borrower as reasonably evidenced to the Borrower at the time such amount is requested. (b) If any Lender shall have determined that, after the Closing Date, the adoption of any applicable law, rule or regulation regarding liquidity or capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon demand (which demand shall set forth in reasonable detail the basis for such demand for compensation) by such Lender (with a copy to the Loan Agent, the Collateral Agent and S&P), such additional amount or amounts as will compensate such Lender for such reduction (to the extent funds are available therefor in accordance with the Priority of Payments) shall constitute "Increased Costs" payable by the Borrower pursuant to Sections 9.1(a) and 6.4; provided that such

150 amounts shall be no greater than that which such Lender is generally charging other borrowers similarly situated to Borrower as reasonably evidenced to the Borrower at the time such amount is requested. (c) Each Lender will promptly notify the Borrower, the Collateral Agent and the Loan Agent of any event of which it has knowledge, occurring after the Closing Date, which will entitle such Lender to compensation pursuant to this Section 11.3 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Lender. A certificate of any Lender claiming compensation under this Section 11.3 and setting forth in reasonable detail a calculation of the additional amount or amounts to be paid to it hereunder shall be delivered in connection with any request for compensation and shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of any Lender to demand compensation under this Section 11.3 shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 11.3 for any increased costs or reductions incurred more than six months prior to the earlier of (x) the date on which the applicable Lender has actual knowledge of the event giving rise to such increased costs or reductions and (y) the date on which the applicable Lender should, in the exercise of reasonable care, have knowledge of the event giving rise to such increased costs or reductions; provided that if the event giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof. (d) Notwithstanding anything to the contrary contained herein, all requests, rules, guidelines, requirements and directives promulgated (i) by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), the Committee of European Banking Supervisors or the United States or foreign regulatory authorities, in each case, pursuant to Basel III or similar capital requirements directive existing on the Closing Date impacting European banks and other regulated financial institutions and (ii) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act shall, in each case, be deemed to be a change or adoption of any law, rule or regulation for purposes of this Section 11.3, regardless of the date enacted, adopted, issued or implemented. (e) Notwithstanding anything to the contrary in this Section 11.3, (i) all payments made to a Lender pursuant to this Section 11.3 shall only be made to the extent funds are available in accordance with the Priority of Payments and (ii) the Borrower shall not be required to pay amounts to any Lender under this Section 11.3 to the extent such amounts would be duplicative of amounts payable by the Borrower under Section 11.4. To the extent the Borrower is required to pay any Lender additional amounts or indemnify any Lender in respect of Taxes or Other Taxes pursuant to Section 11.4, the provisions of Section 11.4 shall control. Section 11.4 Taxes. (a) Except as required by Applicable Law, any and all payments by or on account of any obligation of the Borrower to or for the account of any Lender or any Agent under any Loan Document shall be made without deduction or withholding for any Taxes. If any 151 Applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 11.4(a)) the applicable Lender or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 11.4, the Borrower shall furnish to the Collateral Agent and the Loan Agent at their respective addresses set forth on the signature pages hereof, the original or a certified copy of a receipt evidencing payment thereof or, if a receipt is not available, such other evidence of payment as may be reasonably acceptable to such Lender, the Loan Agent or the Collateral Agent. (b) The Borrower agrees to timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the applicable Agent timely reimburse it for payment of, any Other Taxes. (c) (i) The Borrower agrees to indemnify each Lender and the Loan Agent for the full amount of any Indemnified Taxes (including Indemnified Taxes, imposed or asserted on or attributable to amounts payable under this Section 11.4) paid or payable by such Lender (as the case may be) or required to be withheld or deducted from a payment to such Lender or the Loan Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. This indemnification shall be made within ten days from the date such Lender (as the case may be) makes demand therefor. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Loan Agent), or by the Loan Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (ii) Each Lender shall severally indemnify the Loan Agent for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Loan Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 12.6(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Loan Agent (as the case may be) in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. This indemnification shall be made within ten days from the date the Loan Agent (as the case may be) makes demand therefor accompanied by evidence reasonably satisfactory to the relevant Lender establishing liability for such Taxes. A certificate as to the amount of such payment or liability delivered to any Lender by the Loan Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Loan Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Loan

152 Agent to the Lender from any other source against any amount due to the Loan Agent under this clause (ii). (d) (i) Each Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and any Agent, at the time or times reasonably requested by the Borrower or the Loan Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Loan Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or any Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Loan Agent as will enable the Borrower or the Loan Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 11.4(d)(ii)(A), (d)(ii)(B) and (d)(ii)(D) below) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. borrower, (A) any Lender that is a U.S. Person shall deliver to the Borrower and any Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Loan Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and any Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Loan Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; 153 (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner. (C) In addition to the foregoing requirements of this Section 11.4(d), each Foreign Lender shall, to the extent it is legally entitled to do so, on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or any Agent), deliver to the Borrower and such Agent (in such number of copies as shall be requested by the recipient) executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with any required supplementary information as may be prescribed by Applicable Law to permit the Borrower or the Loan Agent to determine the withholding or deduction required to be made. (D) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and any Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Loan Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation

154 reasonably requested by the Borrower or the Loan Agent as may be necessary for the Borrower and the Loan Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" shall include any amendments made to FATCA after the date of this Agreement. (E) If the Loan Agent is a U.S. Person, it shall provide the Borrower on or prior to the date on which it becomes the Agent under this Agreement with a duly completed copy of IRS Form W-9. If the Loan Agent is not a U.S. Person, it shall provide to the Borrower on or prior to the date on which it becomes the Loan Agent under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower): (1) an executed copy of IRS Form W-8ECI with respect to any amounts payable to the Loan Agent for its own account; and (2) a copy of IRS Form W-8IMY with respect to any amounts payable to the Loan Agent for the account of others, certifying that it is a "U.S. branch" and that the payments it receives for the account of others are not effectively connected with the conduct of its trade or business within the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. Person with respect to such payments (and the Borrower and the Loan Agent agree to so treat the Loan Agent as a U.S. Person with respect to such payments as contemplated by Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations). Each Lender and Agent hereby agrees that if any form or certification such Lender previously delivered pursuant to this Section 11.4(d) expires or becomes obsolete or inaccurate in any respect, such Lender or Agent, as applicable, shall update such form or certification or notify the Borrower and the Agents in writing of its legal inability to do so, in each case promptly after such form or certification so expires or becomes obsolete. (e) If any Lender requests compensation under Section 11.3, or if the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 11.4, then such Lender will use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the sole judgment of such Lender, does not otherwise cause such Lender to incur unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (f) If a Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified under this Section 11.4, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made under this Section 11.4 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Lender and without interest (other than any interest paid by the relevant governmental authority with respect to such refund). The 155 Borrower, upon the request of such Lender, shall repay to such Lender the amount paid over pursuant to this clause (f) (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such Lender is required to repay such refund to such governmental authority. Notwithstanding anything to the contrary in this clause (f), in no event will a Lender be required to pay an amount to the Borrower pursuant to this clause (f) the payment of which would place the Lender in a less favorable net after-Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (f) shall not be construed to require any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. (g) Notwithstanding anything to contrary contained in this Section 11.4, all payments made to a Lender pursuant to this Section 11.4 shall only be made to the extent funds are available in accordance with the Priority of Payments. (h) Each party's obligations under this Section 11.4 shall survive the resignation or replacement of the Collateral Agent or the Loan Agent or any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) For purposes of this Section, the term "Applicable Law" includes FATCA. Section 11.5 Replacement of Lenders. (a) (x) If and for so long as any Lender is (1) a Downgraded Lender (subject to clauses (b) and (c) below), (2) a Defaulting Lender, (3) requesting compensation under Section 11.3 or (4) unable to make Loans under Section 11.2, (y) if the Borrower is required to pay any additional amount to such Lender or any authority for the account of such Lender pursuant to Section 11.4 or (z) if and for so long as the obligations of any Lender under this Agreement are the subject of a Bail-In Action, then the Borrower may, at its sole expense and effort, upon notice to such Lender, the Agents and S&P, direct such Lender to assign and delegate (and such Lender shall comply with such direction but shall have no obligation to search for, seek, designate or otherwise try to find, an assignee), without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.6), all of its interests, rights and obligations under this Agreement and the Notes to a financial institution that is (I) eligible to purchase the replaced Lender's Loans under the terms hereof, (II) not prohibited by any Applicable Law from making such purchase and (III) not the subject of a Bail-In Action with respect to its obligations hereunder (such purchaser, an "Approved Purchaser"), which shall assume such obligations (and which may be another Lender, if such other Lender accepts such assignment); provided that: (i) such assigning Lender shall have received payment of an amount equal to the aggregate outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under its Note (including any amounts under Section 2.8) from such Approved Purchaser (to the

156 extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (ii) in the case of any such assignment or delegation resulting from a claim for compensation under Section 11.3 or payments required to be made pursuant to Section 11.4, such assignment or delegation will result in a reduction in such compensation or payments thereafter; and (iii) such assignment or delegation does not conflict with any Applicable Law. (b) If and for so long as any Lender is a Downgraded Lender or a Defaulting Lender hereunder: (i) in the case of a Downgraded Lender, it holds any portion of the Class A-R Commitments that remain in effect, then, as soon as practicable and in any event within 30 days after becoming a Downgraded Lender, (x) it shall deposit an amount equal to its Undrawn Commitments at such time into the Lender Collateral Account and (y) all principal payments in respect of the Loans which would otherwise be made to such Downgraded Lender shall be diverted to the Lender Collateral Subaccount of such Downgraded Lender in accordance with Section 8.3(d), and any amounts in such Lender Collateral Subaccount shall be applied to any future funding obligations of such Downgraded Lender; and (ii) in the case of a Defaulting Lender, (x) the Commitment and Loans of any such Defaulting Lender shall not be included in determining whether the Majority Lenders or Majority Class A-R Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 12.5); provided that (i) a Defaulting Lender's vote shall be included with respect to any action hereunder relating to any change that would require the consent of each Lender or each affected Lender under Section 12.5 (to the extent such Defaulting Lender is such an affected Lender) and (ii) a Defaulting Lender shall retain its voting rights if such Defaulting Lender is the only Lender, which vote shall not be unreasonably withheld, conditioned or delayed, and (y) no Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which time that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender during such time). (c) Notwithstanding anything in Section 11.5(a) to the contrary, (i) a Lender shall not be required to make any assignment or delegation referred to in Section 11.5(a) if, prior thereto, as a result of a waiver by such Lender or the Borrower or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply and such Lender gives notice thereof to the Borrower and (ii) the Borrower may not require a Downgraded Lender to make any such assignment or delegation during the 30-day period referred to in clause (b)(i) above or at any time that a Downgraded Lender is in compliance with clause (b)(i)(x) above. 157 (d) Each of the Loan Agent and any replaced Lender will agree to cooperate with all reasonable requests of the Borrower for the purpose of effecting a transfer in compliance with this Section 11.5. (e) Nothing in this Section 11.5 shall be deemed to release a Defaulting Lender or Downgraded Lender from any liability arising from its failure to fund any Loans it is required to make hereunder. (f) Notwithstanding anything to the contrary contained herein but subject to the Write-Down and Conversion Powers of any EEA Resolution Authority, the provisions of this Agreement relating to Downgraded Lenders solely due to any such Class A-R Lender failing to be an Approved Lender (including Section 8.3(d) and this Section 11.5) shall continue to apply after the occurrence of a Bail-In Action, including that any amounts previously deposited in any Lender Collateral Subaccount will remain available in such Lender Collateral Subaccount following the occurrence of a Bail-In Action for the purposes set forth in this Agreement. Section 11.6 Benchmark Replacement; Conforming Changes. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Servicer has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. If the Benchmark Replacement is based upon Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Servicer will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Servicer will promptly notify the Borrower, the Loan Agent, the Collateral Agent and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Servicer will notify the Borrower (with a copy to the Loan Agent and the Collateral Agent) of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 11.6(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Servicer or, if applicable, any Lender (or group of Lenders) pursuant to this Section 11.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date

158 and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 11.6. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Servicer in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Servicer may modify the definition of "Interest Period" (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Servicer may modify the definition of "Interest Period" (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Loans that bear interest at a rate based on the Alternate Base Rate and (ii) any outstanding affected SOFR Loans will be deemed to have been converted to Loans that bear interest at a rate based on the Alternate Base Rate at the end of the applicable Interest Period. ARTICLE XII MISCELLANEOUS Section 12.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile, facsimile transmission, email or similar writing) and shall be given to such party: (i) in the case of the Borrower, the Servicer, the Loan Agent, the Syndication Agent, the Collateral Agent, the Collateral Administrator or the Custodian, at its address, facsimile number and/or email address set forth on the signature pages hereof, (ii) in the case of any Lender, at its address, facsimile number and/or email address set forth in its signature page herein, (iii) in the case of S&P, (A) any credit estimate related notifications/requests should be sent to by email to creditestimates@spglobal.com; (B) any S&P CDO Monitor requests should be sent by email to CDOMonitor@spglobal.com and (C) any other requests should be sent by email to cdo_surveillance@spglobal.com or (iv) in the case of any party, such other address, facsimile number and/or email address as such party may hereafter specify for such purpose by notice to the Loan Agent, the Syndication Agent, the Collateral Agent and the 159 Borrower. Each such notice, request or other communication shall be effective (w) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 12.1 and the appropriate answerback is received, (x) if given by certified or registered mail, upon delivery, (y) if given by recognized courier guaranteeing overnight delivery, one Business Day after such communication is delivered to such courier or (z) if given by any other means, when delivered at the address or email address specified in this Section 12.1; provided that notices to the Loan Agent under Article XI or to the Collateral Agent under Article VIII shall not be effective until received. U.S. Bank, collectively with each of its Affiliates and in each of their respective capacities under the Loan Documents, agrees to accept and act upon instructions or directions pursuant to this Agreement and the Loan Documents sent by unsecured email, facsimile transmission or other similar unsecured electronic methods; provided that any person providing such instructions or directions shall provide to U.S. Bank an incumbency certificate listing persons designated to provide such instructions or directions, which incumbency certificate shall be amended whenever a person is added or deleted from the listing. If such person elects to give U.S. Bank email or facsimile instructions (or instructions by a similar electronic method) and U.S. Bank in its discretion elects to act upon such instructions, U.S. Bank's reasonable understanding of such instructions shall be deemed controlling. U.S. Bank shall not be liable for any losses, costs or expenses arising directly or indirectly from U.S. Bank's reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions acknowledges and agrees that there may be more secure methods of transmitting such instructions than the method(s) selected by it and agrees that the security procedures (if any) to be followed in connection with its transmission of such instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. Section 12.2 No Waivers. No failure or delay by any Agent, any Lender or the Borrower in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Section 12.3 Expenses; Indemnification. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses of the Agents, the Custodian and the Securities Intermediary, including, without limitation, reasonable and documented fees and disbursements of counsel in connection with the preparation, syndications and administration of this Agreement, the Loan Documents and any documents and instruments referred to therein, and further modifications or syndications of the Loans in connection therewith, the administration of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default; and (ii) all reasonable and documented out-of-pocket expenses incurred by any Agent, including reasonable and documented fees and disbursements of one counsel for the Syndication Agent and one counsel for U.S. Bank Trust Company, National Association and U.S. Bank National Association, as Loan Agent, Collateral Agent, Custodian and Securities Intermediary (provided that (1) the Syndication Agent shall be entitled to reimbursement for a single counsel (plus one local counsel in each applicable

160 jurisdiction if necessary)) and (2) U.S. Bank Trust Company, National Association and U.S. Bank National Association, as Loan Agent, Collateral Agent, Custodian, Collateral Administrator and Securities Intermediary shall be entitled to reimbursement for a single counsel (plus one local counsel in each applicable jurisdiction if necessary), in connection with the enforcement of the Loan Documents and the instruments referred to therein and such collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. For the sake of clarity, this Section 12.3(a) shall not impose any payment obligation on the Borrower with respect to Taxes, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (b) The Borrower agrees to indemnify the Syndication Agent, the Loan Agent, the Collateral Agent, the Collateral Administrator, the Custodian, the Securities Intermediary and each Lender, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each, an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (but excluding the fees and expenses of its internal legal counsel and all ordinary internal costs, consisting of overhead and employee costs and expenses incurred by such Indemnitee in connection with its obligations under the Loan Documents), including, without limitation, the reasonable and documented fees and disbursements of counsel of each Agent (provided that (1) the Syndication Agent shall be entitled to reimbursement for a single counsel (plus local counsel if necessary) and (2) U.S. Bank Trust Company, National Association and U.S. Bank National Association, as Loan Agent, Collateral Agent, Custodian, Collateral Administrator and Securities Intermediary shall be entitled to reimbursement for a single counsel (plus local counsel if necessary), including, without limitation, the reasonable and documented fees and disbursements of counsel for each Agent, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto and whether or not involving the Borrower or any third party) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document, (ii) the grant to the Collateral Agent, the Lenders of any Lien, on the Collateral, (iii) the exercise by the Loan Agent, the Collateral Agent, the Lenders or of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien, (iv) the failure of the Collateral Agent to have a valid and perfected Lien on any Collateral, (v) a breach by the Borrower of any representation, warranty or covenant contained in any Loan Document or any document relating to any Collateral, (vi) any enforcement by an Indemnitee of this Agreement, including the indemnity obligations herein, or (vii) any loss arising from any action or inaction of the Borrower or any of its Affiliates regarding the administration of any Collateral or otherwise relating to such Collateral (other than an Obligor's financial inability to make payments with respect to any such Collateral) but excluding, in each case, as to any Indemnitee, any such losses, liabilities, damages, expenses or costs incurred by reason of the bad faith, gross negligence or willful misconduct by such Indemnitee with respect to its obligations under this Agreement as finally determined by a court of competent jurisdiction. The amounts owed to the Indemnitees hereunder shall be payable subject to and in accordance with the Priority of Payments and the other terms of this Agreement. The Borrower's obligations under this Section 12.3 shall survive the termination of this Agreement and the payment of the Obligations and the resignation or removal of an Agent. For the sake of clarity, this Section 12.3(b) shall not impose 161 any indemnification or similar obligation on the Borrower with respect to Taxes, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Section 12.4 Sharing of Set-Offs. In addition to any rights now or hereafter granted under Applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Lender under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Lender. Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal, interest, fees and other amounts due with respect to any Loan held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal, interest, fees and other amounts due with respect to the Loans held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Loans held by the other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal, interest, fees and other amounts with respect to the Loans held by the Lenders shall be shared by the Lenders pro rata; provided that nothing in this Section 12.4 shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of the Borrower other than its Indebtedness under the Loans. The Borrower agrees, to the fullest extent it may effectively do so under Applicable Law, that any holder of a participation in a Loan, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. Notwithstanding anything to the contrary contained herein, any Lender may, by separate agreement with the Borrower, waive its right to set off contained herein or granted by law and any such written waiver shall be effective against such Lender under this Section 12.4. For the avoidance of doubt, for purposes of this Section 12.4, a pro rata allocation will mean an allocation of the amount received by such set-off or counterclaim and other rights as if such amount had been applied as a prepayment of the Loans under Section 2.7. Section 12.5 Amendments and Waivers. (a) Except as otherwise expressly set forth in this Agreement (including Section 11.6), any provision of this Agreement, the Notes or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Majority Lenders (with prior written notice to the Loan Agent, the Collateral Agent and the Syndication Agent, and, if the rights, protections, indemnities or duties of the Syndication Agent, the Loan Agent and/or the Collateral Agent are affected thereby, by the Syndication Agent, the Loan Agent, the Loan Agent and/or the Collateral Agent, as the case may be); provided that:

162 (i) no such amendment or waiver shall, unless signed by (1) all the Lenders, (x) extend the Stated Maturity or (y) extend the Reinvestment Period pursuant to clause (a) of the definition thereof; (2) each Lender adversely affected thereby, increase or decrease the Commitment of such Lender or subject such Lender to any additional obligation (other than an increase in the Commitments of another Lender or the addition of a new Lender (which increase shall only require the consent of the Lender(s) providing such increase and not the consent of the Majority Lenders)); (3) all the Lenders, release a material portion of the Collateral except as provided in this Agreement or the other Loan Documents; or (4) all the Lenders, alter the definitions of "Majority Lenders" and the terms of Section 2.10, Section 6.4, Section 9.1 or this Section 12.5, in each case in a manner adverse to the interests of any Lender; (ii) no such amendment or waiver shall, unless signed by all Lenders affected thereby, postpone the date fixed for any payment of principal of or interest on any Loan or any fees or other amounts hereunder or for any reduction or termination of any Commitment; (iii) no such amendment or waiver shall, unless signed by the applicable Lender, reduce the principal of or rate of interest on any Loan held by such Lender or any fees or indemnities payable for the account of such Lender; provided that the foregoing shall not apply to the rescission of interest accruing at the Post- Default Rate, which may be rescinded by the Majority Lenders; (iv) [reserved]; and (v) to the extent an amendment or waiver of any provision of this Agreement directly affects only the Class A-R Lenders, then such amendment, modification or waiver shall be effective with the written consent of the Majority Class A-R Lenders. (b) In addition to the requirements of clause (a) above, in connection with any proposed amendment or waiver of this Agreement or any other Loan Document pursuant to this Section 12.5 (except to the extent that all Lenders consent to such proposed amendment or waiver), either (1) such proposed amendment or waiver will be effective only upon satisfaction of the Rating Condition or (2) if, in the Borrower's reasonable determination, such proposed amendment or waiver does not have a reasonable likelihood of being adverse to the interests of any Lender, then the Borrower shall, not later than ten Business Days prior to the execution of such proposed amendment or waiver, deliver to each of the Lenders a copy of such proposed amendment or waiver; provided, in the case of the foregoing clause (2), if any Lender notifies the Borrower prior to the execution of such proposed amendment or waiver that, based on its reasonable determination such proposed amendment or waiver could adversely affect the interests of any Lender, such proposed amendment or waiver will be effective only upon satisfaction of the Rating Condition or the consent of such Lender. (c) [Reserved.] 163 (d) The Borrower shall, promptly following the execution of any amendment, waiver or supplement to any Loan Document, provide copies thereof to each Lender, the Syndication Agent, the Loan Agent, the Collateral Agent and S&P. Section 12.6 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights or obligations under this Agreement or the other Loan Documents without the prior written consent of each of the Lenders except as permitted by this Agreement. (b) (i) Any Lender may at any time grant to one or more banks, commercial paper conduits or other institutions (each, a "Participant") participating interests in any or all of its Loans; provided that (A) unless an Event of Default has occurred and is continuing, a Participant may not be a Competitor unless consented to by the Borrower and (B) each such Participant represents in writing to such Lender that it (and each account for which it is acquiring such participating interest) is a "qualified purchaser" for purposes of Section 3(c)(7) of the Investment Company Act. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrower and the Loan Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Loan Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b). (ii) In the event any Lender sells a participation in any or all of its Loans hereunder, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 11.3 and 11.4 (subject to the requirements and limitations therein, including the requirements under Section 11.4(d) (it being understood that the documentation required under Section 11.4(d) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (c) of this Section 12.6; provided that such Participant (A) agrees to be subject to the provisions of Sections 11.3(c) and 11.4(e) as if it were an assignee under clause (c) of this Section 12.6; and (B) shall not be entitled to receive any greater payment under Sections 11.3 or 11.4, with respect to any participation, than its participating Lender would have been entitled to receive. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 11.5 with respect to any Participant. (iii) In the event that any Lender sells participations in any or all of its Loans hereunder, such Lender shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of all Participants in the Loans held by it and the principal amount (and stated interest thereon) of the portion of the Loans which is the subject of the participation (the "Participant Register"). A Loan may be participated in whole or

164 in part only by registration of such participation on the Participant Register. Any participation of such Loan may be effected only by the registration of such participation on the Participant Register. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Loan Agent (in its capacity as Loan Agent) shall have no responsibility for maintaining a Participant Register. (c) (i) With the prior written notice to the Syndication Agent and the prior written consent of the Borrower and the Loan Agent (such consent not to be unreasonably withheld, conditioned or delayed) (provided that (i) the Borrower consent is not to be unreasonably withheld, conditioned or delayed and (ii) such Borrower consent will not be required for an assignment to any existing Lender, an Affiliate of a Lender (other than a Competitor), an Approved Fund (other than a Competitor)), any Lender may at any time assign to one or more banks or other financial institutions (each, an "Assignee") all or any portion of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption executed by such Assignee and such transferor Lender; provided that (x) such assignment is in an amount which is at least $10,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Loans), it being understood that a Lender may allocate such assignment in smaller amounts of not less than $1,000,000 between or among separate internal accounts, and (y) each Assignee that is a Class A-R Lender must be an Approved Lender. (ii) Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be a party to this Agreement and shall have all the rights, protections and obligations of a Lender with Commitments as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Lender, the Loan Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Lender shall pay to the Loan Agent an administrative fee for processing such assignment in the amount of $5,000 (unless such fee is waived by the Loan Agent). Each Assignee shall deliver to the Borrower and the Loan Agent the relevant form or certification in accordance with Section 11.4(d). 165 (d) Any Lender may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder. Promptly upon being notified in writing of such transfer, the Loan Agent shall notify the Borrower thereof. (e) No Assignee or Participant of any Lender's rights shall be entitled to receive any greater payment under Section 11.3 or 11.4 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made by reason of the provisions of Section 11.2, 11.3(c) or 11.4 requiring such Lender to designate a different Applicable Lending Office under certain circumstances or the circumstances giving rise to such greater payment did not exist at the time of the transfer or except to the extent such entitlement to receive a greater payment results from a change in law that occurs after such Assignee or Participant acquired the applicable interest. (f) The Loan Agent, acting as non-fiduciary agent (solely for this purpose) of the Borrower, shall maintain at one of its offices in New York City, New York a copy of each Assignment and Assumption delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders, and the Commitments of, and the principal amount (and stated interest thereon) of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or Note hereunder as the owner thereof for all purposes of this Agreement, notwithstanding any notice to the contrary. Any assignment of any Loan or Note hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. If any assignment or transfer of all or any part of a Loan that is then evidenced by a Note is made, such assignment or transfer shall be registered on the Register only upon surrender for registration of assignment or transfer of the related Note, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the holder thereof, and thereupon one or more new Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s) (and, if applicable, assignor) and the old Note shall be returned to the Borrower marked "cancelled". The Register shall be available for inspection by the Borrower, the Collateral Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice. The Loan Agent shall provide to the Collateral Agent from time to time at the request of the Collateral Agent information related to the Lenders (including, without limitation, all wire instructions and other information necessary for distributions to the Lenders hereunder). Section 12.7 Collateral; QP Status. (a) Each of the Lenders represents to the Loan Agent, the Collateral Agent, each of the other Lenders, and the Borrower that (i) it (and each account for which it is acquiring a Loan) is a "qualified purchaser" for purposes of Section 3(c)(7) of the Investment Company Act and (ii) it in good faith (and in reliance on the accuracy as to factual matters of the representations contained in Section 4.10) is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement. For the avoidance of doubt, the parties hereunder intend that the advances made pursuant to this Agreement constitute loans and not securities.

166 (b) Each Lender hereby represents and warrants to the Agents, the Borrower and each of the other Lenders that on the Closing Date or the date on which it becomes a Lender hereunder and continuing through the execution and delivery of the other Loan Documents, the making of the Loans and as of the date of each Borrowing, that (A) if it is, or is acting on behalf of, a Benefit Plan Investor, its acquisition, holding and disposition of the Loans do not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (B) if it is a governmental, church, non-U.S. or other plan, its acquisition, holding and disposition of the Loans do not and will not constitute or result in a violation of any Similar Law. Section 12.8 Governing Law; Submission to Jurisdiction. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York sitting in the Borough of Manhattan or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to each party hereto at its respective address on the signature pages hereto. Each party hereto hereby irrevocably waives, to the extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives, to the extent permitted by Applicable Law, and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Section 12.9 Marshalling; Recapture. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Lender receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Lender, as of the date such initial payment, reduction or satisfaction occurred. Section 12.10 Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the 167 signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Loan Agent of counterparts hereof signed by each of the parties hereto (which counterparts may be delivered by facsimile or email transmission). The parties agree that this Agreement may be electronically signed and that such electronic signatures appearing on this Agreement are the same as handwritten signatures for purposes of validity, enforceability and admissibility. Section 12.11 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER, THE SYNDICATION AGENT, THE LOAN AGENT, THE COLLATERAL AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 12.12 Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the other Loan Documents, any assignment pursuant to Section 12.6 and the making and repayment of the Loans hereunder. Section 12.13 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Lender. Section 12.14 Limitation of Liability. No claim may be made by the Borrower, the Servicer or any other Person against the Syndication Agent, the Loan Agent, the Collateral Agent, the Custodian, the Collateral Administrator, the Securities Intermediary or any Lender or the affiliates, directors, officers, employees, attorneys or agents of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and each of the Borrower and the Servicer hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 12.15 Recourse; Non-Petition. (a) All obligations, covenants and agreements of Borrower contained in or evidenced by this Agreement, the Notes and any Loan Document shall be full recourse to the Borrower and each and every asset of Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or agreement contained in this Agreement, the Notes or any Loan Document shall be had against any officer, director, limited liability company manager, limited partner, member, agent or employee (solely by virtue of such capacity) of the Borrower (a "Non-Recourse Party") and no such Non-Recourse Party shall be personally liable for payment of the Loans or other amounts due in respect thereof (all such liability being expressly waived and released by each Lender and the Agents). (b) Each Lender and each Agent hereby agrees that it will not institute against the Borrower any proceeding seeking a judgment of insolvency or bankruptcy or any other relief

168 under any bankruptcy or insolvency law or other similar law affecting creditors' rights, present a petition for the winding-up or liquidation of the Borrower or seek the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for the Borrower or for all or substantially all of the assets of the Borrower prior to the date that is one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Obligations and any securities issued by the Borrower that refinance any of the Obligations. In the event that, notwithstanding the provisions of this Agreement and the other Loan Documents relating to "non-petition" of the Borrower, the Borrower becomes a debtor in a bankruptcy case by the involuntary petition of any other Person, the Borrower hereby covenants to contest any such petition to the fullest extent permitted by law. The obligations under this Section 12.15(b) shall survive the termination of this Agreement and the payment of the Obligations. Section 12.16 Confidentiality. (a) Each of the Lenders and the Agents agrees that it shall maintain confidentiality with regard to nonpublic information concerning the Borrower, the Collateral Loans, any Obligor or the Servicer obtained pursuant to or in connection with this Agreement or any other Loan Document; provided that the Lenders and the Agents shall not be precluded from making disclosure regarding such information: (i) to the Lenders' and Agents' counsel, accountants and other professional advisors (it being understood that the Persons to which such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential); (ii) to officers, directors, employees, examiners, agents and partners of each Lender and the Agents and their Affiliates who need to know such information in accordance with customary practices for Lenders of such type (it being understood that the Persons to which such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential); (iii) in response to a subpoena or order of a court or governmental agency or regulatory authority (including bank examiners); (iv) to any entity participating or considering participating in any credit made under this Agreement (other than a Competitor), (provided that the Lenders and Agents shall require that any such entity agree in writing to be subject to this Section 12.16, however, the Lenders and Agents shall have no duty to monitor any participating entity and shall have no liability in the event that any participating entity violates this Section 12.16); (v) as required by law or legal process, GAAP or applicable regulation; (vi) as reasonably necessary in connection with the exercise of any remedy hereunder or under any other Loan Document to the extent the Person that receives such information agrees in writing to be subject to this Section 12.16; (vii) to any Rating Agency then rating the Loans; (viii) [reserved]; or (ix) to any service provider that is providing monitoring or related services in connection with the credit facilities of any Lender or the Loan Agent, as applicable, so long as the Person that receives such information agrees in writing to be subject to a confidentiality agreement with terms no less restrictive than the terms in this Section 12.16. In connection with enforcing its rights pursuant to this Section 12.16, the Borrower shall be entitled to seek the equitable remedies of specific performance and injunctive relief against the Agents, any Lender or any subsequent party that agrees to be bound hereto which shall breach the confidentiality provisions of this Section 12.16. Any Person that proposes to disclose any information pursuant to subclauses (iii) or (v) of this Section 12.16(a) shall, to the extent practical and legally permissible, (1) provide the Borrower and the Servicer with prompt written notice of such proposed disclosure, (2) at the expense of the Borrower, reasonably cooperate with the Borrower or the Servicer so that such 169 Person may obtain a protective order or other appropriate remedy with respect to the information to be disclosed or otherwise obtain satisfactory assurances that such information will be treated as confidential and proprietary and (3) disclose only that information that is, in the opinion of counsel (including internal counsel) to such Person, legally required to be disclosed. The foregoing clauses (1) through (3) shall not apply to any Person the extent that a disclosure is made by such Person to any bank examiner, regulatory or self-regulatory authority in the course of such examiner's or authority's routine examination or inspection of such Person's business or operations. (b) Notwithstanding any contrary agreement or understanding, the Servicer, the Borrower, the Agents and the Lenders (and each of their respective employees, representatives or other agents) may disclose to any and all Persons the tax treatment and tax structure of the transactions contemplated by this Agreement (and, for the avoidance of doubt, only those transactions contemplated by this Agreement) and all materials of any kind (including opinions or other tax analyses) that are provided to them relating to such tax treatment and tax structure. The foregoing provision shall apply from the beginning of discussions between the parties hereto. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. tax treatment of the transaction under applicable U.S. federal, state or local law, and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. tax treatment of the transaction under applicable U.S. federal, state or local law. Section 12.17 [Reserved]. Section 12.18 Direction to U.S. Bank By executing this Agreement, each Lender hereby consents to the terms of this Agreement and to the Collateral Agent's, Custodian's, the Loan Agent's and Collateral Administrator's execution and delivery of this Agreement and the other Loan Documents to which it is a party, and acknowledges and agrees that the Loan Agent, the Collateral Agent, Custodian and the Collateral Administrator shall be fully protected in relying upon the foregoing consent and direction and hereby releases each of the Loan Agent, the Collateral Agent, Custodian and Collateral Administrator and its respective officers, directors, agents, employees and shareholders, as applicable, from any liability for complying with such direction, except as a result of the bad faith, gross negligence or willful misconduct of the Loan Agent, the Collateral Agent, Custodian or Collateral Administrator (as applicable). Section 12.19 Borrowings/Loans Made in the Ordinary Course of Business. The Borrower and each Lender, each as to itself only, represents, warrants and covenants that each payment by the Borrower to such Lender under this Agreement will have been made (i) in payment of a debt incurred by the Borrower or a loan made by such Lender, respectively, and (ii) in the ordinary course of business or financial affairs of the Borrower and each Lender. Section 12.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any parties to any Loan Document, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, other than an Excluded Liability, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

170 (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability including, without limitation, a reduction in any accrued or unpaid interest in respect of such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of any Loan Document to give effect to the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. Section 12.21 PATRIOT Act. Each Agent and Lender that is subject to the requirements of the PATRIOT Act notifies the Borrower that, pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Agent or Lender, as applicable, to identify the Borrower in accordance with the PATRIOT Act. Section 12.22 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Credit Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein. If any provision of this Agreement shall conflict with or be inconsistent with any provision of any of the other Loan Documents, then the terms, conditions and provisions of this Agreement shall prevail. Section 12.23 Acknowledgement Regarding Any Supported QFCs. To the extent that this Agreement provides support, through a guarantee or otherwise, for Interest Hedge Agreements or any other agreement or instrument that is a QFC (such support, "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in 171 respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that this Agreement and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and this Agreement were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in Section 12.23(a), the following terms have the following meanings: "BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. "Covered Entity" means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). "Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. "QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 12.24 No Advisory or Fiduciary Responsibility.

172 In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates' understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and the Agents, or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Agents or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Agents and the Lenders are arm's-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Agents and the Lenders, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Agents and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Agents and the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents and the Lenders and their respective branches and Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Agents and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by Applicable Law, the Borrower hereby waives and releases any claims that it may have against any of the Agents and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 12.25 Usury Savings Clause. It is the intention of the parties hereto that interest on any Loans shall not exceed the maximum rate permissible under Applicable Law. Accordingly, notwithstanding anything herein or any Note to the contrary, in the event any interest is charged to, collected from or received from or on behalf of the Borrower by the Lenders of any Loans pursuant hereto or thereto in excess of such maximum lawful rate, then the excess of such payment over that maximum shall be applied first to the payment of amounts then due and owing by the Borrower to the Lenders of such Loans under this Agreement or thereunder (other than in respect of principal of and interest on such Loans) and then to the reduction of the outstanding principal amount of such Loans. ARTICLE XIII ASSIGNMENT OF THE MASTER TRANSFER AGREEMENT Section 13.1 Assignment of the Master Transfer Agreement. (a) The Borrower hereby acknowledges that its Grant pursuant to the Granting Clause hereof includes all of the Borrower's estate, right, title and interest in, to and under the 173 Master Transfer Agreement including (i) the right to give all notices, consents and releases thereunder, (ii) the right to take any legal action upon the breach of an obligation of the Servicer under the Master Transfer Agreement or the Seller under the Master Transfer Agreement, including the commencement, conduct and consummation of proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that the Borrower is or may be entitled to do thereunder; provided that notwithstanding anything herein to the contrary, the Agents shall not have the authority to exercise any of the rights set forth in clauses (i) through (iv) above or that may otherwise arise as a result of the Grant until the occurrence of an Event of Default hereunder and such authority shall terminate at such time, if any, as such Event of Default is cured or waived (so long as the exercise of remedies has not commenced or such Event of Default has been waived following the commencement of the exercise of remedies). (b) The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Borrower under the provisions of the Master Transfer Agreement or the other documents referred to in clause (a) above, nor shall any of the obligations contained in Master Transfer Agreement, or such other documents be imposed on the Agents. (c) Upon the occurrence of the Stated Maturity (or, if earlier, the payment in full of all of the Obligations), the payment of all amounts required to be paid pursuant to the Priority of Payments and the release of the Collateral from the lien of this Agreement, this assignment and all rights herein assigned to the Collateral Agent for the benefit of the Lenders shall cease and terminate and all the estate, right, title and interest of the Collateral Agent in, to and under the Master Transfer Agreement and the other documents referred to in this Section 13.1 shall revert to the Borrower and no further instrument or act shall be necessary to evidence such termination and reversion. (d) The Borrower represents that it has not executed any other assignment of the Master Transfer Agreement. (e) The Borrower agrees that this assignment is irrevocable until the Obligations have been repaid in full, and that it will not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Borrower will, from time to time, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as may be necessary to continue and maintain the effectiveness of such assignment. (f) The Borrower hereby agrees, and hereby undertakes to obtain the agreement and consent of the Seller in the Master Transfer Agreement, to the following: (i) The Seller shall consent to the provisions of this assignment and agree to perform any provisions of this Agreement applicable to the Seller subject to the terms of the Master Transfer Agreement. (ii) The Seller shall acknowledge that the Borrower is collaterally assigning all of its right, title and interest in, to and under the Master Transfer

174 Agreement to the Collateral Agent for the benefit of the Secured Parties, in each case subject to the proviso in Section 13.1(a). (iii) The Seller shall deliver to the Agents copies of all notices, statements communications and instruments delivered or required to be delivered by the Seller to the Borrower pursuant to the Master Transfer Agreement. (iv) Neither the Borrower nor the Seller will enter into any agreement amending, modifying or terminating the Master Transfer Agreement without complying with the applicable terms thereof. (v) The Seller will agree not to cause the filing of a petition in bankruptcy against the Borrower for the nonpayment of the fees or other amounts payable by the Borrower to the Seller under the Master Transfer Agreement until the payment in full of all of the Obligations and the expiration of a period equal to one year and a day, or, if longer, the applicable preference period, following such payment. Nothing in this Section 13.1 shall preclude, or be deemed to stop, the Seller (i) from taking any action prior to the expiration of the aforementioned period in (A) any case or Proceeding voluntarily filed or commenced by the Borrower or (B) any involuntary insolvency Proceeding filed or commenced by a Person other than the Seller or any of its Affiliates or (ii) from commencing against the Borrower or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding. (vi) In exercising its discretion under the Loan Documents, the Servicer shall, and shall ensure that the Parent's investment advisor will, act in accordance with their generally applicable policies regarding conflicts of interest. ARTICLE XIV RELATED CONTRACTS Section 14.1 Delivery of Related Contracts. From and after the Document Custody Effective Date, the Custodian shall be required to hold the Related Contracts and promissory notes as provided under this Agreement and shall have the obligations set forth in this Article XIV (the "Document Custody Provisions"). Until the Document Custody Effective Date, the Document Custody Provisions shall not apply, and the Custodian shall have no obligations to hold any Related Contracts or promissory notes, whether in electronic form or otherwise. Solely after the Document Custody Effective Date, in connection with each Collateral Loan included in the Collateral as of the Closing Date, and promptly following the acquisition of a Collateral Loan after the Closing Date, subject to the last sentence of this Section 14.1, the Borrower shall deliver, or cause to be delivered, to the Custodian the Related Contracts in respect of each Collateral Loan in electronic form; provided that for the avoidance of doubt, any Related Contracts which constitute securities required to be delivered by the Borrower under Section 8.7(b) or (c) shall be delivered to the Custodian in accordance with such Section. In connection with delivery of any Related Contracts to the Custodian for any Collateral Loan, the Borrower (or the Servicer on behalf of the Borrower) shall deliver a Document Checklist (or, if applicable, an updated Document Checklist) 175 for such Collateral Loan. The Custodian shall have no obligation to review or monitor any Related Contracts but shall only be required to hold those Related Contracts received by it in safekeeping. Section 14.2 Access to Certain Documentation and Information Regarding the Related Contracts. After the Document Custody Effective Date, the Custodian shall provide to the Majority Lenders, the Syndication Agent, the Loan Agent and the Collateral Agent access to the Related Contracts including in such cases where the Collateral Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded at the expense of the Borrower pursuant to the this Agreement and only (a) upon two Business Days prior written request, (b) during normal business hours and (c) subject to the Custodian's normal security and confidentiality procedures. Without limiting the foregoing provisions of this Section 14.2, from time to time on request of the Loan Agent (acting at the direction of the Majority Lenders), the Custodian shall permit certified public accountants or other auditors acceptable to the Loan Agent (acting at the direction of the Majority Lenders) to conduct, at the expense of the Borrower, a review of the Related Contracts; provided that prior to the occurrence of an Event of Default, such review shall be conducted no more than once in any calendar year. Section 14.3 Custodian Agent. The Custodian agrees that, with respect to any Related Contracts at any time or times in its possession, the Custodian shall be the agent of the Collateral Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not otherwise perfected) the Collateral Agent's security interest in the Collateral and for the purpose of ensuring that such security interest is entitled to first priority status under the UCC. ARTICLE XV SERVICING Section 15.1 Appointment. The servicing, administering and collection of the Collateral Loans shall be conducted by the Person designated as Servicer from time to time in accordance with this Section 15.1. The Borrower hereby designates the Parent, and the Parent hereby agrees to serve, as Servicer until the termination of this Agreement. Section 15.2 Resignation of the Servicer; Termination of Servicer; Appointment of Successor Servicer (a) The Servicer shall not assign or resign from the obligations and duties imposed on it by this Agreement as Servicer, unless the effectiveness of any material change in Applicable Law renders the performance by the Servicer of its duties hereunder to be a violation of such Applicable Law as evidenced by an opinion of counsel rendered for the benefit of the Collateral Agent, the Loan Agent and the Lenders. (b) Any Person (i) into which the Servicer may be merged or consolidated in accordance with the terms of this Agreement, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) acquiring by conveyance, transfer or lease substantially

176 all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer in any of the foregoing cases, shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. (c) Upon the occurrence and during the continuance of a Servicer Event, notwithstanding anything herein to the contrary, the Majority Lenders, by at least 30 days' written notice to the Servicer and a copy to the Collateral Agent (such notice, a "Servicer Termination Notice"), may, in its sole discretion, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. Promptly after notice of any removal or resignation of the Servicer hereunder, the Borrower shall transmit copies of such notice of such resignation or removal to the Agents (which shall forward a copy of such notice to the Lenders) and S&P and shall appoint an institution as Servicer which institution (i) has demonstrated an ability to professionally and competently perform duties similar to those imposed upon the Servicer hereunder, (ii) is legally qualified and has the capacity to assume all of the responsibilities, duties and obligations of the Servicer hereunder, (iii) does not cause or result in the Borrower becoming, or require the pool of Collateral to be registered as, an investment company under the Investment Company Act, (iv) has been identified in a prior written notice provided to S&P and (v) has not been objected to by the Majority Lenders within 15 days of delivery of notice of such proposed successor. Upon the appointment of a Replacement Servicer, the initial Servicer shall have no liability with respect to any action performed by the Replacement Servicer on or after the date that the Replacement Servicer becomes the successor to the Servicer. (d) Subject to the last sentence of this Section 15.2(d), until a successor Servicer has commenced servicing activities in the place of the Parent, the Parent shall continue to perform the obligations of the Servicer hereunder. On and after the termination of the Servicer pursuant to this Section 15.2, the successor Servicer appointed hereunder shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement. The Servicer agrees to cooperate and use reasonable efforts in effecting the transition of the responsibilities and rights of managing of the Collateral Loans, including the transfer to any successor Servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, or thereafter received with respect to the Collateral Loans and the delivery to any successor Servicer in an orderly and timely fashion of all files and records in its possession or reasonably obtainable by it with respect to the Collateral Loans containing all information necessary to enable the successor Servicer to service the Collateral Loans. Notwithstanding anything contained herein to the contrary (except Section 15.2(d)) and to the extent permitted by Applicable Law without causing the Servicer to have liability, the termination of the Servicer shall not become effective until an entity shall have assumed the responsibilities and obligations of the Servicer. Section 15.3 Duties of the Servicer. 177 (a) The Servicer shall manage, service, administer and make collections on the Collateral Loans and perform the other actions required to be taken by the Servicer in accordance with the terms and provisions of this Agreement and the Servicing Standard. (b) The Servicer shall take or cause to be taken all such actions, as may be reasonably necessary or advisable to attempt to recover Collections from time to time, all in accordance with (i) Applicable Law, (ii) the applicable Collateral Loan and its Related Contracts and (iii) the Servicing Standard. The Borrower hereby appoints the Servicer, from time to time designated pursuant to Section 15.1, as agent for itself and in its name to enforce and administer its rights and interests in the Collections and the related Collateral Loans. (c) The Servicer shall, as soon as practicable following receipt thereof, turn over to the applicable Person any cash collections or other cash proceeds received with respect to each Collateral Loan that do not constitute Collections. (d) The Servicer may execute any of its duties under this Agreement and the other Loan Documents by or through its subsidiaries, affiliates, agents or attorneys in fact; provided that, it shall remain liable for all such duties as if it performed such duties itself. (e) Subject to the provisions concerning its general duties and obligations as set forth in Section 15.1 and the terms of this Agreement, the Servicer agrees to manage the investment and reinvestment of the Collateral and shall perform on behalf of the Borrower all duties and functions assigned to the Borrower in this Agreement and the other Loan Documents and the duties that have been expressly delegated to the Servicer in this Agreement; it being understood that the Servicer shall have no obligation hereunder to perform any duties other than as specified herein and in the other Loan Documents. The Borrower hereby irrevocably (except as provided below) appoints the Servicer as its true and lawful agent and attorney-in-fact (with full power of substitution) in its name, place and stead in connection with the performance of its duties provided for in this Agreement, including, without limitation, the following powers: (A) to give or cause to be given any necessary receipts or acquittance for amounts collected or received hereunder, (B) to make or cause to be made all necessary transfers of the Collateral Loans, Equity Securities and Eligible Investments in connection with any acquisition, sale or other disposition made pursuant hereto, (C) to execute (under hand, under seal or as a deed) and deliver or cause to be executed and delivered on behalf of the Borrower all necessary or appropriate bills of sale, assignments, agreements and other instruments in connection with any such acquisition, sale or other disposition and (D) to execute (under hand, under seal or as a deed) and deliver or cause to be executed and delivered on behalf of the Borrower any consents, votes, proxies, waivers, notices, amendments, modifications, agreements, instruments, orders or other documents in connection with or pursuant to this Agreement and relating to any Collateral Loans, Equity Securities or Eligible Investments. The Borrower hereby ratifies and confirms that all that such attorney-in-fact (or any substitute) shall lawfully do hereunder and pursuant hereto and authorizes such attorney-in-fact to exercise full discretion and act for the Borrower in the same manner and with the same force and effect as the managers or officers of the Borrower might or could do in respect of the performance of such services, as well as in respect of all other things the Servicer deems necessary or incidental to the furtherance or conduct of the Servicer's services under this Agreement, subject in each case to the applicable terms of this Agreement. The Borrower hereby authorizes such attorney-in-fact, in its sole discretion (but subject to Applicable Law and the provisions of this Agreement), to take all

178 actions that it considers reasonably necessary and appropriate in respect of the Collateral Loans, the Equity Securities, the Eligible Investments and this Agreement. Nevertheless, if so requested by the Servicer or a purchaser of any Collateral Loans, Equity Securities or Eligible Investments, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Servicer or such purchaser all proper bills of sale, assignments, releases, powers of attorney, proxies, dividends, other orders and other instruments as may reasonably be designated in any such request. Except as otherwise set forth and provided for herein, this grant of power of attorney is coupled with an interest, and it shall survive and not be affected by the subsequent dissolution or bankruptcy of the Borrower. Notwithstanding anything herein to the contrary, the appointment herein of the Servicer as the Borrower's agent and attorney-in-fact shall automatically cease and terminate upon the resignation of the Servicer pursuant to Sections 15.1 and 15.2. Each of the Servicer and the Borrower shall take such other actions, and furnish such certificates, opinions and other documents, as may be reasonably requested by the other party hereto in order to effectuate the purposes of this Agreement and to facilitate compliance with Applicable Laws and regulations and the terms of this Agreement. The Servicer shall provide, and is hereby authorized to provide, the following services to the Borrower: (i) select the Collateral Loans and Eligible Investments to be acquired and select the Collateral Loans, Equity Securities and Eligible Investments to be sold or otherwise disposed of by the Borrower; (ii) invest and reinvest the Collateral; (iii) instruct the Collateral Agent with respect to any acquisition, disposition, or tender of, or Offer with respect to, a Collateral Loan, Equity Security, Eligible Investment or other assets received in respect thereof by the Borrower; (iv) perform the investment-related duties and functions (including, without limitation, the furnishing of Notices of Borrowing and other notices and certificates that the Servicer is required to deliver on behalf of the Borrower) as are expressly required to be performed by the Servicer hereunder with regard to acquisitions, sales or other dispositions of Collateral Loans, Equity Securities, Eligible Investments and other assets permitted to be acquired or sold under, and subject to this Agreement (including any proceeds received by way of Offers, workouts and restructurings on Collateral Loans or other assets owned by the Borrower) and shall comply with any applicable requirements required to be performed by the Servicer in this Agreement with respect thereto; (v) negotiate on behalf of the Borrower with prospective originators, sellers or purchasers of Collateral Loans as to the terms relating to the acquisition, sale or other dispositions thereof; (vi) subject to any applicable terms of this Agreement, monitor the Collateral on behalf of the Borrower on an ongoing basis and shall provide or cause to be provided to the Borrower copies of all reports, schedules and other data reasonably available to the Servicer that the Borrower is required to prepare and 179 deliver or cause to be prepared and delivered under this Agreement, in such forms and containing such information required thereby, in reasonably sufficient time for such required reports, schedules and data to be reviewed and delivered by or on behalf of the Borrower to the parties entitled thereto under this Agreement. The obligation of the Servicer to furnish such information is subject to the Servicer's timely receipt of necessary reports and the appropriate information from the Person responsible for the delivery of or preparation of such information or such reports (including without limitation, the Obligors of the Collateral Loans, the Borrower, the Collateral Agent, the Collateral Administrator, the Custodian, the Syndication Agent, the Loan Agent or any Lender) and to any confidentiality restrictions with respect thereto. The Servicer shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by a Person that the Servicer has no reason to believe is not duly authorized. The Servicer also may rely upon any statement made to it orally or by telephone and made by a Person the Servicer has no reason to believe is not duly authorized, and shall not incur any liability for relying thereon. The Servicer is entitled to rely on any other information furnished to it by third parties that it reasonably believes in good faith to be genuine provided that no Authorized Officer of the Servicer has actual knowledge that such information is materially incorrect; (vii) subject to and in accordance with this Agreement, as agent of the Borrower and on behalf of the Borrower, direct the Collateral Agent to take, or take on behalf of the Borrower, as applicable, any of the following actions with respect to a Collateral Loan, Equity Security or Eligible Investment: (A) purchase or otherwise acquire such Collateral Loan or Eligible Investment; (B) retain such Collateral Loan, Equity Security or Eligible Investment; (C) sell or otherwise dispose of such Collateral Loan, Equity Security or Eligible Investment (including any assets received by way of Offers, workouts and restructurings on assets owned by the Borrower) in the open market or otherwise; (D) if applicable, tender such Collateral Loan, Equity Security or Eligible Investment; (E) if applicable, consent to or refuse to consent to any proposed amendment, modification, restructuring, exchange, waiver or Offer and give or refuse to give any notice or direction; (F) retain or dispose of any securities or other property (if other than cash) received by the Borrower;

180 (G) call or waive any default with respect to any Collateral Loan; (H) vote on any matter for which the Borrower has the right to vote pursuant to the Related Contracts (including to accelerate the maturity of any Collateral Loan); (I) participate in a committee or group formed by creditors of an Obligor under a Collateral Loan or issuer or obligor of a Eligible Investment; and (J) exercise any other rights or remedies with respect to such Collateral Loan, Equity Security or Eligible Investment as provided in the Related Contracts of the Obligor or issuer under such assets or the other documents governing the terms of such assets or take any other action consistent with the terms of this Agreement which the Servicer reasonably determines to be in the best interests of the Borrower; (viii) prepare such other reports pursuant to Section 15.6 as (A) required to be prepared by the Servicer and (B) to the extent not otherwise expressly a duty of the Collateral Agent, with the consent of the Collateral Agent (such consent not to be unreasonably withheld) and direct the Collateral Agent to make payments in accordance with Section 9.1. Section 15.4 Representations and Warranties of the Servicer. In order to induce each of the Lenders which may become a party to this Agreement to make the Loans, the Servicer makes the following representations and warranties as of the Closing Date and as of each Borrowing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans. (a) Organization and Good Standing. It (i) has been duly organized, and is validly existing as a statutory trust under the laws of its jurisdiction of organization and (ii) has all requisite statutory trust power and authority to own or lease its properties and conduct its business as such business is presently conducted. (b) Due Qualification. It (i) is in good standing as a statutory trust under the laws of its jurisdiction of organization, (ii) is duly qualified to do business in its jurisdiction of organization and (iii) has obtained all qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be so qualified or obtain such qualifications, licenses or approvals could not reasonably be expected to have a Material Adverse Effect. (c) Power and Authority. It (i) has all necessary statutory trust power and authority to (a) execute and deliver each Loan Documents to which it is a party, and (b) perform its obligations under the Loan Documents to which it is a party, and (ii) has duly authorized by all 181 necessary statutory trust action, the execution, delivery and performance of each Loan Documents to which it is a party. This Agreement and each other Loan Documents to which the Servicer is a party have been duly executed and delivered by the Servicer. (d) Binding Obligations. Each Loan Document to which the Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms, except as such enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. (e) No Violation. The execution, delivery and performance of each Loan Document to which it is a party and the fulfillment of the terms thereof will not (i) violate any governing documents of the Servicer, (ii) violate in any material respect any Applicable Law or (iii) violate, in any material respect, with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Servicer pursuant to the terms of any material indenture, agreement, lease, instrument or undertaking to which the Servicer is a party or by which it or any of its property or assets is bound or to which it is subject (except Permitted Liens), in each case except as would not reasonably be expected to have a Material Adverse Effect. (f) No Proceedings. There is no litigation, proceeding or investigation filed or pending against the Servicer before any Governmental Authority (i) asserting the invalidity of any Loan Documents to which the Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Loan Documents to which the Servicer is a party or (iii) that would reasonably be expected to have a Material Adverse Effect. (g) No Consents. All approvals, authorizations, consents, orders, licenses, filings or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Servicer of each Loan Document to which the Servicer is a party have been obtained or made except where such failure could not reasonably be expected to have a Material Adverse Effect. (h) Compliance with Law. The Servicer has complied in with all Applicable Law to which it may be subject, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. (i) Compliance with Anti-Corruption Laws and Anti-Money Laundering Laws. The Servicer is in compliance, in all material respects, with Anti-Terrorisms Laws. (j) Compliance with Sanctions. The Servicer is not, and to the knowledge of the Servicer, no Affiliate, directors, officers, employees or broker or other agent of the Servicer acting or benefiting in any capacity in connection with the Loans are: (i) Sanctioned Persons, or (ii) located, organized or resident in a Sanctioned Country. Neither the Servicer nor any of its subsidiaries has had any dealings with any Persons that is a Sanctioned Person, on the Specially Designated Nationals and Blocked Persons List maintained by OFAC or in any Sanctioned Country. The Servicer and its directors, officers and to the Servicer's knowledge, its employees,

182 Affiliates, directors, officers, brokers, and other agents acting on its behalf (i) are in compliance with applicable Sanctions and (ii) maintain policies and procedures or are subject to policies and procedures maintained by the Servicer that, in each case, are reasonably designed to ensure compliance with applicable Sanctions and Anti-Corruption Laws. Further, none of the proceeds from the Loans shall be used to finance or facilitate, directly or indirectly, any transaction with, investment in, or any dealing for the benefit of a Sanctioned Person or in any other manner, in each case, that results in a violation by any Lender of Sanctions. (k) Reports Accurate. All information, reports, notices, exhibits, financial statements, documents, books, records or reports relating to the Borrower or the Servicer furnished in writing to the Agents or any Lender by or on behalf of the Servicer in connection with this Agreement (other than any projections or other forward-looking statements) are, as of the date furnished, true, complete and correct in all material respects when taken as a whole (or, (A) in the case of general economic data, industry information or information, if not prepared by or under the direction of the Servicer, true and correct in all material respects as of the date furnished and to the knowledge of the Servicer, when taken as a whole, or (B) in the case of any projections and forward-looking information, such has been prepared in good faith and is reasonable in light of information available to the Servicer at such time; it being recognized that projections and forward- looking information are subject to significant uncertainty and contingencies (many of which are beyond the control of the Servicer) and are therefore not to be viewed as fact and actual results during such future period or periods covered by such projections and forward-looking information may materially differ from the results set forth therein); provided that, in each case, solely with respect to information furnished by the Borrower or the Servicer which was provided to the Servicer from an Obligor, or other third party with respect to a Loan or information that was not prepared by or under the direction of the Servicer or any of their respective Affiliates, such information need only be accurate, true and correct in all material respects to the knowledge of the Servicer. (l) Solvency. On the Closing Date, the date of any amendment hereof, each Borrowing Date, and after giving effect to the transactions contemplated by the Loan Documents, (i) the Servicer will be solvent and (ii) the Servicer is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws of any jurisdiction or the liquidation of all or a major portion of its assets or property, and it has no knowledge of any Person contemplating the filing of any such petition against it. Section 15.5 Covenants Relating to the Servicer. The Servicer covenants and agrees that, so long as any Lender has any Commitment hereunder or any Obligations (other than any unasserted Contingent Obligation and any Obligation that expressly survives the termination of this Agreement) remain unpaid, and unless the Majority Lenders shall otherwise consent in writing: (a) Compliance with Agreements and Applicable Law. The Servicer will comply with all Applicable Law in the performance of its obligations under this Agreement and the other Loan Documents, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. 183 (b) Preservation of Existence. The Servicer will (i) preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a statutory trust in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would reasonably be expected to have a Material Adverse Effect. (c) Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. The Servicer shall: (a) comply in all material respects with all applicable Anti-Terrorism Laws or Anti-Corruption Laws, and shall maintain policies and procedures reasonably designed to ensure compliance in all material respects with the Anti-Terrorism Laws or Anti-Corruption Laws, (b) conduct reasonable due diligence in connection with the transactions contemplated herein for purposes of complying with the Anti-Terrorism Laws or Anti-Corruption Laws, (c) ensure it does not use any of the credit in violation of any Anti-Terrorism Laws or Anti-Corruption Laws and (d) ensure it does not fund any repayment of the credit in violation of any Anti-Terrorism Laws or Anti-Corruption Laws. (d) Compliance with Sanctions. The Servicer will not, directly or to its knowledge indirectly, use the proceeds of any Loan hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund or facilitate any activities or business of or with a Sanctioned Person in violation of Sanctions, or (ii) in any manner that would be prohibited by Sanctions or would otherwise cause any Secured Party to be in breach of any Sanctions. Neither the Servicer nor any of its subsidiaries will enter into any transaction with any Person that is subject to Sanctions, on the Specially Designated Nationals and Blocked Persons List maintained by OFAC or in any Sanctioned Country. The Servicer shall comply in all material respects with all applicable Sanctions and shall maintain policies and procedures reasonably designed to promote compliance in all material respects with Sanctions. (e) Performance and Compliance with Collateral. The Servicer will take all actions consistent with the Servicing Standard so as to permit the Borrower to duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with the administration of each item of Collateral, except where such failure would not reasonably be expected to have a Material Adverse Effect, and will not take any action that the Servicer would reasonably expect to impair the rights of the Collateral Agent, for the benefit of the Secured Parties, or of the Secured Parties in, to and under the Collateral. It is understood and agreed that the Servicer does not hereby assume any obligations of the Borrower in respect of any Borrowings or assume any responsibility for the performance by the Borrower of any of its obligations hereunder or under any other agreement executed in connection herewith that would be inconsistent with its undertaking as the Servicer. (f) Keeping of Records and Books of Account. (i) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably

184 necessary or advisable for the collection of all Collateral and the identification of the Collateral. (ii) The Servicer will on or prior to the date hereof, mark its internal records to reflect the ownership of the Collateral by the Borrower. (g) Events of Default. Promptly following a Senior Authorized Officer of the Servicer obtaining knowledge or notice of the occurrence of any Event of Default or Default, the Servicer will provide the Loan Agent and the Collateral Agent with written notice of the occurrence of such Event of Default or Default. In addition, such notice will include a written statement of an Authorized Officer of the Servicer setting forth the details of such event and the action that the Servicer proposes to take with respect thereto. The Loan Agent will provide each Lender with a copy of any such notice promptly upon receipt thereof. (h) Other. The Servicer will promptly furnish to the Loan Agent such other information, documents, records or reports reasonably available to it respecting the Collateral or the condition or operations, financial or otherwise, of the Servicer that (x) are in the Servicer's possession or (y) with respect to the Collateral, can be obtained by the Servicer through reasonable inquiry and without undue expense, as the Loan Agent or any Lender may from time to time reasonably request in order to protect the interests of the Loan Agent or Secured Parties under or as contemplated by this Agreement. (i) [Reserved.] (j) Required Notices. The Servicer will furnish to the Loan Agent and the Collateral Agent, promptly upon a Senior Authorized Officer becoming aware thereof (and in any event within three (3) Business Days), notice of (1) any Servicer Event or (2) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect. Section 15.6 Negative Covenants of the Servicer. (a) Mergers, Acquisition, Sales, etc. The Servicer will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless (i) the Servicer is the surviving company in a consolidation or merger or at the time of such consolidation, merger, conveyance or transfer the resulting, surviving or transferee entity assumes all the obligations of the Servicer under this Agreement generally (whether by operation of law or by contract) and the other entity is solely a continuation of the Servicer in another corporate or similar form and has substantially the same personnel, or (ii) the Majority Lenders and the Borrower have consented in writing to such consolidation, merger, conveyance or transfer. Section 15.7 Collateral Reporting. The Servicer shall cooperate with the Collateral Administrator in the performance of the Collateral Administrator's duties under Section 8.9 and the Collateral Administration Agreement. Without limiting the generality of the foregoing, the Servicer shall supply in a timely fashion any information maintained by it that the Collateral Administrator may from time to time reasonably request with respect to the Collateral Loans and reasonably necessary to complete the 185 reports and certificates required to be prepared by the Collateral Agent hereunder or required to permit the Collateral Administrator to perform its obligations hereunder. Section 15.8 Servicer Compensation. As compensation for its administrative and management activities hereunder and reimbursement for its expenses, the Servicer or its designee shall be entitled to receive the Servicing Fee and reimbursed its reasonable out-of-pocket expenses as Administrative Expenses pursuant to the provisions of Sections 6.4 and Section 9.1, as applicable. The Servicer may waive or defer its right to receive all or any portion of the Servicing Fee. The Servicer shall give written notice of any deferral or waiver of any Servicing Fee to the Collateral Agent and the Loan Agent at least two Business Days prior to the Calculation Date relating to the relevant Quarterly Payment Date (or such shorter period to which the Collateral Agent, the Loan Agent and the Servicer may agree). Section 15.9 Exculpation. None of the Servicer, its Affiliates, its equityholders or their respective directors, officers, employees or agents ("Related Persons") (collectively, the "Servicer Parties") assumes any responsibility under this Agreement other than the Servicer agrees to render the services required to be performed by it hereunder applicable to it. The Servicer shall not be responsible for any action or inaction of the Borrower or the Collateral Agent in declining to follow any advice, recommendation or direction of the Servicer. The Servicer Parties shall not be liable to the Borrower, any Agent, any Lender, any of their respective Affiliates, equityholders or Related Persons or any other Persons for any act, omission, error of judgment, mistake of law, or for any claim, loss, liability, damage, judgments, assessments, settlement, cost, or other expense (including attorneys' fees and expenses and court costs) arising out of any investment, or for any other act or omission in the performance of the Servicer's obligations under or in connection with this Agreement or the terms of any other Loan Document applicable to the Servicer, incurred as a result of actions taken or recommended or for any omissions of the Servicer, or for any decrease in the value of the Collateral, except for liability to which the Servicer would be subject by reason of acts or omissions constituting bad faith, willful misconduct or gross negligence in the performance of its duties hereunder. The Servicer shall not be liable for any consequential, punitive, exemplary or treble damages or lost profits hereunder. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable state or federal law or any rules or regulations adopted thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

NCPCIF SPV VI, LLC,
as Borrower

By: Nuveen Churchill Private Capital Income Fund, as Designated Manager

By: /s/ Shaul Vichness
Name: Shaul Vichness
Title: Chief Operating Officer and Chief Financial Officer

Address for notices:

With respect to the Borrower:

NCPCIF SPV VI, LLC
c/o Churchill Asset Management LLC
375 Park Ave, 9th floor
New York, NY 10152
Attention: Luke Garriton / Churchill Fund Surveillance Team / Churchill BDC Finance Team
Telephone: 212-478-9278 / 212-478-9250
Email: luke.garriton@churchillam.com / FundSurveillance@churchillam.com / DL_BDCFinance@churchillam.com

With a copy to:

8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Attention: John McCally / Ben Love
Telephone: 704-988-1628 / 484-849-1126
Email: john.mccally@churchillam.com / ben.love@churchillam.com

[Signature page to Credit Agreement]

THE BANK OF NOVA SCOTIA,
as Syndication Agent

By: /s/ Edward Ra
Name: Edward Ra
Title: Managing Director

By: /s/ Ronny Sirizzotti
Name: Ronny Sirizzotti
Title: Director

Address for notices:

The Bank of Nova Scotia
40 Temperance St., 4th Floor
Toronto, Ontario, Canada M5H 0B4
Attention: CLO Banking / Corporate Credit Services
Tel.: 416-863-5996; 416-649-4049; 416-649-4018
Email: CLOAdmin@scotiabank.com; CorporateLending.AgencyOps@scotiabank.com

[Signature page to Credit Agreement]

[Signature page to Credit Agreement] U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Loan Agent By: Name: Title: Address for notices to the Loan Agent: U.S. Bank Trust Company, National Association 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: Global Corporate Trust – NCPCIF SPV VI, LLC Email: loan.agency@usbank.com, with a copy to tyler.lozinski1@usbank.com Scott DeRoss Senior Vice President /s/ Scott DeRoss [Signature page to Credit Agreement] U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent and Collateral Administrator By: Name: Title: Address for notices to the Collateral Agent, and Collateral Administrator: U.S. Bank Trust Company, National Association 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: Global Corporate Trust – NCPCIF SPV VI, LLC Email: churchill.custody@usbank.com, with a copy to alanna.silas@usbank.com Scott DeRoss Senior Vice President /s/ Scott DeRoss

[Signature page to Credit Agreement] U.S. BANK NATIONAL ASSOCIATION, as Custodian By: Name: Title: Address for notices to the Custodian: U.S. Bank National Association 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: Global Corporate Trust – NCPCIF SPV VI, LLC Email: churchill.custody@usbank.com, with a copy to alanna.silas@usbank.com Scott DeRoss Senior Vice President /s/ Scott DeRoss THE NORINCHUKIN BANK as Class A-T Lender and Class B Lender By: Name: Shinichiro Kitagawa Title: Head of Structured Credit Address for notices: 1-2-1, Otemachi Chiyoda-Ku, Tokyo 100-8155, Japan Email: shunsukegoto@nochubank.or.jp; k-koj ima@nochubank.or.jp; s-kitagawa@nochubank.or.jp; j-nagura@nochubank.or.jp; pf@nochubank.or.jp; credit2@nochubank.or.jp [Signature page to Credit Agreement) /s/ Shinichiro Kitagawa

[Signature page to Credit Agreement] NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, as Servicer By: /s/ Shaul Vichness Name: Shaul Vichness Title: Chief Operating Officer and Chief Financial Officer Address for notices: With respect to the Servicer: Nuveen Churchill Private Capital Income Fund c/o Churchill Asset Management LLC 375 Park Ave, 9th floor New York, NY 10152 Attention: Luke Garriton / Churchill Fund Surveillance Team / Churchill BDC Finance Team Telephone: 212-478-9278 / 212-478-9250 Email: luke.garriton@churchillam.com / FundSurveillance@churchillam.com / DL_BDCFinance@churchillam.com With a copy to: 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 Attention: John McCally / Ben Love Telephone: 704-988-1628 / 484-849-1126 Email: john.mccally@churchillam.com / ben.love@churchillam.com Schedule A SCHEDULE A Approved Appraisal Firms 1. Houlihan Lokey, Inc. 2. Kroll 3. Howard & Zukin Capital, Inc. 4. Murray, Devine and Company 5. Lincoln Appraisal & Settlement Services 6. Grant Thornton LLP 7. Markit Ltd. 8. Valuation Research Corporation 9. Thomson Reuters LPC

Schedule B-1 SCHEDULE B S&P Industry Classifications 1. 1020000 Energy Equipment and Services 48. 7210000 Insurance 2. 1030000 Oil, Gas and Consumable Fuels 49. 7310000 Real Estate Management and Development 3. 1033403 Mortgage Real Estate Investment Trusts (REITs) 50. 7311000 Diversified REITs 4. 2020000 Chemicals 51. 8030000 IT Services 5. 2030000 Construction Materials 52. 8040000 Software 6. 2040000 Containers and Packaging 53. 8110000 Communications Equipment 7. 2050000 Metals and Mining 54. 8120000 Technology Hardware, Storage and Peripherals 8. 2060000 Paper and Forest Products 55. 8130000 Electronic Equipment, Instruments and Components 9. 3020000 Aerospace and Defense 56. 8210000 Semiconductors and Semiconductor Equipment 10. 3030000 Building Products 57. 9020000 Diversified Telecommunication Services 11. 3040000 Construction and Engineering 58. 9030000 Wireless Telecommunication Services 12. 3050000 Electrical Equipment 59. 9520000 Electric Utilities 13. 3060000 Industrial Conglomerates 60. 9530000 Gas Utilities 14. 3070000 Machinery 61. 9540000 Multi-Utilities 15. 3080000 Trading Companies and Distributors 62. 9550000 Water Utilities 16. 3110000 Commercial Services and Supplies 63. 9551701 Diversified Consumer Services 17. 3210000 Air Freight and Logistics 64. 9551702 Independent Power and Renewable Electricity Producers 18. 3220000 Passenger Airlines 65. 9551727 Life Sciences Tools and Services 19. 3230000 Marine Transportation 66. 9551729 Health Care Technology 20. 3240000 Ground Transportation 67. 9612010 Professional Services Schedule B-2 21. 3250000 Transportation Infrastructure 68. 9622292 Residential REITs 22. 4011000 Automobile Components 69. 9622294 Industrial REITs 23. 4020000 Automobiles 70. 9622295 Hotel & Resort REITs 24. 4110000 Household Durables 71. 9622296 Office REITs 25. 4120000 Leisure Products 72. 9622297 Health Care REITs 26. 4130000 Textiles, Apparel and Luxury Goods 73. 9622298 Retail REITs 27. 4210000 Hotels, Restaurants and Leisure 74. 9622299 Specialized REITs 28. 4300001 Entertainment 29. 4300002 Interactive Media and Services 30. 4310000 Media 31. 4410000 Distributors 32. 4430000 Broadline Retail 33. 4440000 Specialty Retail 34. 5020000 Consumer Staple Distribution and Retail 35. 5110000 Beverages 36. 5120000 Food Products 37. 5130000 Tobacco 38. 5210000 Household Products 39. 5220000 Personal Care Products 40. 6020000 Health Care Equipment and Supplies 41. 6030000 Health Care Providers and Services 42. 6110000 Biotechnology 43. 6120000 Pharmaceuticals 44. 7011000 Banks 45. 7110000 Financial Services 46. 7120000 Consumer Finance 47. 7130000 Capital Markets

1.	PF101	Conversion or separation of hydrocarbons into value-added energy products
2.	PF102	Mining and extraction
3.	PF103	Pipelines
4.	PF104	Storage
5.	PF105	Utilities System
6.	PF106	Vessels
7.	PF107	Water treatment facilities
8.	PF201	Alternative energy
9.	PF202	Hydrogen
10.	PF203	Power - Baseload - Contracted
12.	PF204	Power - Baseload - Merchant
13.	PF205	Power - Wind - Contracted
14.	PF206	Power - Wind - Merchant
15.	PF207	Power - Solar - Contracted
16.	PF208	Power - Solar - Merchant
17.	PF209	Power - Hydro - Contracted
18.	PF210	Power - Hydro - Merchant
19.	PF211	Transmission power
20.	PF212	Waste to energy
21.	PF301	Accommodation assets
22.	PF302	Digital infrastructure - Contracted
23.	PF303	Digital infrastructure - Merchant
24.	PF304	Education assets
25.	PF305	Entertainment assets
26.	PF306	Health care facilities
27.	PF307	Public buildings
28.	PF308	Real Estate
29.	PF401	Airport
30.	PF402	Port - Contracted
31.	PF403	Port - Volume
32.	PF404	Railways - Contracted
33.	PF405	Railways - Volume
34.	PF406	Road - Availability
35.	PF407	Road - Volume
36.	PF408	Parking

Schedule B-3

SCHEDULE C

Diversity Score

The Diversity Score is calculated as follows:

(a) An "Issuer Par Amount" is calculated for each issuer of a Collateral Loan, and is equal to the Aggregate Principal Balance of all the Collateral Loans issued by that issuer and all affiliates.

(b) An "Average Par Amount" is calculated by summing the Issuer Par Amounts for all issuers, and dividing by the number of such issuers.

(c) An "Equivalent Unit Score" is calculated for each issuer of a Collateral Loan, and is equal to the lesser of (x) one and (y) the Issuer Par Amount for such issuer divided by the Average Par Amount.

(d) An "Aggregate Industry Equivalent Unit Score" is then calculated for each S&P Industry Classification group, shown in Schedule B, and is equal to the sum of the Equivalent Unit Scores for each such issuer in such S&P Industry Classification group.

(e) An "Industry Diversity Score" is then established for each S&P Industry Classification group, shown in Schedule B, by reference to the following table for the related Aggregate Industry Equivalent Unit Score; provided that if any Aggregate Industry Equivalent Unit Score falls between any two such scores, the applicable Industry Diversity Score will be the lower of the two Industry Diversity Scores:

Aggregate Industry Equivalent Unit Score	**Industry Diversity Score**	**Aggregate Industry Equivalent Unit Score**	**Industry Diversity Score**	**Aggregate Industry Equivalent Unit Score**	**Industry Diversity Score**	**Aggregate Industry Equivalent Unit Score**	**Industry Diversity Score**
0.0000	0.0000	5.0500	2.7000	10.1500	4.0200	15.2500	4.5300
0.0500	0.1000	5.1500	2.7333	10.2500	4.0300	15.3500	4.5400
0.1500	0.2000	5.2500	2.7667	10.3500	4.0400	15.4500	4.5500
0.2500	0.3000	5.3500	2.8000	10.4500	4.0500	15.5500	4.5600
0.3500	0.4000	5.4500	2.8333	10.5500	4.0600	15.6500	4.5700
0.4500	0.5000	5.5500	2.8667	10.6500	4.0700	15.7500	4.5800
0.5500	0.6000	5.6500	2.9000	10.7500	4.0800	15.8500	4.5900
0.6500	0.7000	5.7500	2.9333	10.8500	4.0900	15.9500	4.6000
0.7500	0.8000	5.8500	2.9667	10.9500	4.1000	16.0500	4.6100
0.8500	0.9000	5.9500	3.0000	11.0500	4.1100	16.1500	4.6200
0.9500	1.0000	6.0500	3.0250	11.1500	4.1200	16.2500	4.6300
1.0500	1.0500	6.1500	3.0500	11.2500	4.1300	16.3500	4.6400
1.1500	1.1000	6.2500	3.0750	11.3500	4.1400	16.4500	4.6500

Schedule C-1

Aggregate Industry Equivalent Unit Score	**Industry Diversity Score**	**Aggregate Industry Equivalent Unit Score**	**Industry Diversity Score**	**Aggregate Industry Equivalent Unit Score**	**Industry Diversity Score**	**Aggregate Industry Equivalent Unit Score**	**Industry Diversity Score**
1.2500	1.1500	6.3500	3.1000	11.4500	4.1500	16.5500	4.6600
1.3500	1.2000	6.4500	3.1250	11.5500	4.1600	16.6500	4.6700
1.4500	1.2500	6.5500	3.1500	11.6500	4.1700	16.7500	4.6800
1.5500	1.3000	6.6500	3.1750	11.7500	4.1800	16.8500	4.6900
1.6500	1.3500	6.7500	3.2000	11.8500	4.1900	16.9500	4.7000
1.7500	1.4000	6.8500	3.2250	11.9500	4.2000	17.0500	4.7100
1.8500	1.4500	6.9500	3.2500	12.0500	4.2100	17.1500	4.7200
1.9500	1.5000	7.0500	3.2750	12.1500	4.2200	17.2500	4.7300
2.0500	1.5500	7.1500	3.3000	12.2500	4.2300	17.3500	4.7400
2.1500	1.6000	7.2500	3.3250	12.3500	4.2400	17.4500	4.7500
2.2500	1.6500	7.3500	3.3500	12.4500	4.2500	17.5500	4.7600
2.3500	1.7000	7.4500	3.3750	12.5500	4.2600	17.6500	4.7700
2.4500	1.7500	7.5500	3.4000	12.6500	4.2700	17.7500	4.7800
2.5500	1.8000	7.6500	3.4250	12.7500	4.2800	17.8500	4.7900
2.6500	1.8500	7.7500	3.4500	12.8500	4.2900	17.9500	4.8000
2.7500	1.9000	7.8500	3.4750	12.9500	4.3000	18.0500	4.8100
2.8500	1.9500	7.9500	3.5000	13.0500	4.3100	18.1500	4.8200
2.9500	2.0000	8.0500	3.5250	13.1500	4.3200	18.2500	4.8300
3.0500	2.0333	8.1500	3.5500	13.2500	4.3300	18.3500	4.8400
3.1500	2.0667	8.2500	3.5750	13.3500	4.3400	18.4500	4.8500
3.2500	2.1000	8.3500	3.6000	13.4500	4.3500	18.5500	4.8600
3.3500	2.1333	8.4500	3.6250	13.5500	4.3600	18.6500	4.8700
3.4500	2.1667	8.5500	3.6500	13.6500	4.3700	18.7500	4.8800
3.5500	2.2000	8.6500	3.6750	13.7500	4.3800	18.8500	4.8900
3.6500	2.2333	8.7500	3.7000	13.8500	4.3900	18.9500	4.9000
3.7500	2.2667	8.8500	3.7250	13.9500	4.4000	19.0500	4.9100
3.8500	2.3000	8.9500	3.7500	14.0500	4.4100	19.1500	4.9200
3.9500	2.3333	9.0500	3.7750	14.1500	4.4200	19.2500	4.9300
4.0500	2.3667	9.1500	3.8000	14.2500	4.4300	19.3500	4.9400
4.1500	2.4000	9.2500	3.8250	14.3500	4.4400	19.4500	4.9500
4.2500	2.4333	9.3500	3.8500	14.4500	4.4500	19.5500	4.9600
4.3500	2.4667	9.4500	3.8750	14.5500	4.4600	19.6500	4.9700
4.4500	2.5000	9.5500	3.9000	14.6500	4.4700	19.7500	4.9800
4.5500	2.5333	9.6500	3.9250	14.7500	4.4800	19.8500	4.9900
4.6500	2.5667	9.7500	3.9500	14.8500	4.4900	19.9500	5.0000
4.7500	2.6000	9.8500	3.9750	14.9500	4.5000		
4.8500	2.6333	9.9500	4.0000	15.0500	4.5100		
4.9500	2.6667	10.0500	4.0100	15.1500	4.5200		

Schedule C-2

(f) The Diversity Score is then calculated by summing each of the Industry Diversity Scores for each S&P Industry Classification group shown in Schedule B.

For purposes of calculating the Diversity Score, affiliated issuers in the same industry are deemed to be a single issuer (provided that one obligor shall not be considered an affiliate of another obligor solely because they are controlled by the same financial sponsor) except as otherwise agreed to by S&P.

Schedule C-3

Schedule F SCHEDULE D S&P Recovery Rate and Default Rate Tables Section 1 S&P Recovery Rate. (a) (i) If a Collateral Loan has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Loan shall be determined as follows: S&P Recovery Rating of a Collateral Loan (and Recovery Point Estimate) Initial Liability Rating "AAA" "AA" "A" "BBB" "BB" "B" "CCC" or below 1+ (100) 75.0% 85.0% 88.0% 90.0% 92.0% 95.0% 95.0% 1 (95) 70.0% 80.0% 84.0% 87.5% 91.0% 95.0% 95.0% 1 (90) 65.0% 75.0% 80.0% 85.0% 90.0% 95.0% 95.0% 2 (85) 62.5% 72.5% 77.5% 83.0% 88.0% 92.0% 92.0% 2 (80) 60.0% 70.0% 75.0% 81.0% 86.0% 89.0% 89.0% 2 (75) 55.0% 65.0% 70.5% 77.0% 82.5% 84.0% 84.0% 2 (70) 50.0% 60.0% 66.0% 73.0% 79.0% 79.0% 79.0% 3 (65) 45.0% 55.0% 61.0% 68.0% 73.0% 74.0% 74.0% 3 (60) 40.0% 50.0% 56.0% 63.0% 67.0% 69.0% 69.0% 3 (55) 35.0% 45.0% 51.0% 58.0% 63.0% 64.0% 64.0% 3 (50) 30.0% 40.0% 46.0% 53.0% 59.0% 59.0% 59.0% 4 (45) 28.5% 37.5% 44.0% 49.5% 53.5% 54.0% 54.0% 4 (40) 27.0% 35.0% 42.0% 46.0% 48.0% 49.0% 49.0% 4 (35) 23.5% 30.5% 37.5% 42.5% 43.5% 44.0% 44.0% 4 (30) 20.0% 26.0% 33.0% 39.0% 39.0% 39.0% 39.0% 5 (25) 17.5% 23.0% 28.5% 32.5% 33.5% 34.0% 34.0% 5 (20) 15.0% 20.0% 24.0% 26.0% 28.0% 29.0% 29.0% 5 (15) 10.0% 15.0% 19.5% 22.5% 23.5% 24.0% 24.0% 5 (10) 5.0% 10.0% 15.0% 19.0% 19.0% 19.0% 19.0% 6 (5) 3.5% 7.0% 10.5% 13.5% 14.0% 14.0% 14.0% Schedule F 6 (0) 2.0% 4.0% 6.0% 8.0% 9.0% 9.0% 9.0% Recovery rate * From S&P's published reports. If a recovery point estimate is not available for a given loan; the lower range for the applicable recovery rating should be assumed. (ii) If (x) a Collateral Loan does not have an S&P Recovery Rating, and such Collateral Loan is a senior unsecured loan or second lien loan and (y) the issuer of such Collateral Loan has issued another debt instrument that is outstanding and senior to such Collateral Loan (a "Senior Debt Instrument") that has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Loan shall be determined as follows: For Collateral Loans Domiciled in Group A S&P Recovery Rating of the Senior Debt Instrument Initial Liability Rating "AAA" "AA" "A" "BBB" "BB" "B" and below 1+ 18% 20% 23% 26% 29% 31% 1 18% 20% 23% 26% 29% 31% 2 18% 20% 23% 26% 29% 31% 3 12% 15% 18% 21% 22% 23% 4 5% 8% 11% 13% 14% 15% 5 2% 4% 6% 8% 9% 10% 6 0% 0% 0% 0% 0% 0% Recovery rate For Collateral Loans Domiciled in Group B S&P Recovery Rating of the Senior Debt Instrument Initial Liability Rating "AAA" "AA" "A" "BBB" "BB" "B" and below 1+ 13% 16% 18% 21% 23% 25% 1 13% 16% 18% 21% 23% 25% 2 13% 16% 18% 21% 23% 25% 3 8% 11% 13% 15% 16% 17% 4 5% 5% 5% 5% 5% 5% 5 2% 2% 2% 2% 2% 2% 6 0% 0% 0% 0% 0% 0%

Schedule F S&P Recovery Rating of the Senior Debt Instrument Initial Liability Rating "AAA" "AA" "A" "BBB" "BB" "B" and below Recovery rate For Collateral Loans Domiciled in Group C S&P Recovery Rating of the Senior Debt Instrument Initial Liability Rating "AAA" "AA" "A" "BBB" "BB" "B" and below 1+ 10% 12% 14% 16% 18% 20% 1 10% 12% 14% 16% 18% 20% 2 10% 12% 14% 16% 18% 20% 3 5% 7% 9% 10% 11% 12% 4 2% 2% 2% 2% 2% 2% 5 0% 0% 0% 0% 0% 0% 6 0% 0% 0% 0% 0% 0% Recovery rate (iii) If (x) a Collateral Loan does not have an S&P Recovery Rating and such Collateral Loan is a Subordinated Loan and (y) the issuer of such Collateral Loan has issued another debt instrument that is outstanding and senior to such Collateral Loan that is a Senior Debt Instrument that has an S&P Recovery Rating, the S&P Recovery Rate for such Collateral Loan shall be determined as follows: For Collateral Loans Domiciled in Groups A and B S&P Recovery Rating of the Senior Debt Instrument Initial Liability Rating "AAA" "AA" "A" "BBB" "BB" "B" and below 1+ 8% 8% 8% 8% 8% 8% 1 8% 8% 8% 8% 8% 8% 2 8% 8% 8% 8% 8% 8% 3 5% 5% 5% 5% 5% 5% 4 2% 2% 2% 2% 2% 2% 5 0% 0% 0% 0% 0% 0% 6 0% 0% 0% 0% 0% 0% Schedule F S&P Recovery Rating of the Senior Debt Instrument Initial Liability Rating Recovery rate For Collateral Loans Domiciled in Group C S&P Recovery Rating of the Senior Debt Instrument Initial Liability Rating "AAA" "AA" "A" "BBB" "BB" "B" and below 1+ 5% 5% 5% 5% 5% 5% 1 5% 5% 5% 5% 5% 5% 2 5% 5% 5% 5% 5% 5% 3 2% 2% 2% 2% 2% 2% 4 0% 0% 0% 0% 0% 0% 5 0% 0% 0% 0% 0% 0% 6 0% 0% 0% 0% 0% 0% Recovery rate (b) If a recovery rate cannot be determined using clause (a), the recovery rate shall be determined using the following table. Recovery rates for obligors Domiciled in Group A, B or C: Priority Category Initial Liability Rating "AAA" "AA" "A" "BBB" "BB" "B" and below Senior Secured Loans* Group A 50% 55% 59% 63% 75% 79% Group B 39% 42% 46% 49% 60% 63% Group C 17% 19% 27% 29% 31% 34% Senior Secured Loans (Cov-Lite Loans)* Group A 41% 46% 49% 53% 63% 67% Group B 32% 35% 39% 41% 50% 53% Group C 17% 19% 27% 29% 31% 34%

Second Lien Loans, First Lien/Last Out Loans, Unsecured Loans						
Group A	18%	20%	23%	26%	29%	31%
Group B	13%	16%	18%	21%	23%	25%
Group C	10%	12%	14%	16%	18%	20%
Subordinated loans						
Group A	8%	8%	8%	8%	8%	8%
Group B	8%	8%	8%	8%	8%	8%
Group C	5%	5%	5%	5%	5%	5%
Recovery rate						

Group A: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, U.K., U.S.

Group B: Brazil, the Czech Republic, Mexico, Poland, South Africa **

*Group C: Dubai International Financial Centre, Greece, India, Indonesia, Kazakhstan, Romania, Russia, Turkey, Ukraine, United Arab Emirates, Vietnam and others not in Group A or Group B***

* Solely for the purpose of determining the S&P Recovery Rate for such loan, no loan will constitute a "Senior Secured Loan" unless such loan (a) is secured by a valid first priority security interest in collateral, (b) in the Servicer's commercially reasonable judgment (with such determination being made in good faith by the Servicer at the time of such loan's purchase and based upon information reasonably available to the Servicer at such time and without any requirement of additional investigation beyond the Servicer's customary credit review procedures), is secured by specified collateral that has a value not less than an amount equal to the sum of (i) the aggregate principal amount of all debt senior or *pari passu* to such loans and (ii) the outstanding principal balance of such loan, which value may be derived from, among other things, the enterprise value of the issuer of such loan, excluding any loan secured primarily by equity or goodwill and (c) is not secured primarily by common stock or other equity interests (provided that the terms of this footnote may be amended or revised at any time by a written agreement of the Borrower, the Servicer and the Loan Agent (without the consent of any Lender), subject to rating agency confirmation from S&P only, in order to conform to S&P then-current criteria for such loans). For the avoidance of doubt, if a Cov-Lite Loan is also a First Lien/Last Out Loan, a Second Lien Loan or an unsecured loan, the S&P Recovery Rate for such loan will be determined in accordance with "Second Lien Loans, First Lien/Last Out Loans, Unsecured Loans" hereunder.

** In each case, or such other countries identified as such by S&P in a press release, written criteria or other public announcement from time to time or as may be notified by S&P to the Servicer from time to time.

Schedule F

S&P Region Classifications

Region Code	Region Name	Country Code	Country Name
17	Africa: Eastern	253	Djibouti
17	Africa: Eastern	291	Eritrea
17	Africa: Eastern	251	Ethiopia
17	Africa: Eastern	254	Kenya
17	Africa: Eastern	252	Somalia
17	Africa: Eastern	249	Sudan
12	Africa: Southern	247	Ascension
12	Africa: Southern	267	Botswana
12	Africa: Southern	266	Lesotho
12	Africa: Southern	230	Mauritius
12	Africa: Southern	264	Namibia
12	Africa: Southern	248	Seychelles
12	Africa: Southern	27	South Africa
12	Africa: Southern	290	St. Helena
12	Africa: Southern	268	Swaziland
13	Africa: Sub-Saharan	244	Angola
13	Africa: Sub-Saharan	226	Burkina Faso
13	Africa: Sub-Saharan	257	Burundi
13	Africa: Sub-Saharan	225	Cote d'lvoire
13	Africa: Sub-Saharan	240	Equatorial Guinea
13	Africa: Sub-Saharan	241	Gabonese Republic
13	Africa: Sub-Saharan	220	Gambia
13	Africa: Sub-Saharan	233	Ghana
13	Africa: Sub-Saharan	224	Guinea
13	Africa: Sub-Saharan	245	Guinea-Bissau
13	Africa: Sub-Saharan	231	Liberia
13	Africa: Sub-Saharan	261	Madagascar
13	Africa: Sub-Saharan	265	Malawi
13	Africa: Sub-Saharan	223	Mali
13	Africa: Sub-Saharan	222	Mauritania
13	Africa: Sub-Saharan	258	Mozambique
13	Africa: Sub-Saharan	227	Niger
13	Africa: Sub-Saharan	234	Nigeria
13	Africa: Sub-Saharan	250	Rwanda
13	Africa: Sub-Saharan	239	Sao Tome & Principe
13	Africa: Sub-Saharan	221	Senegal
13	Africa: Sub-Saharan	232	Sierra Leone
13	Africa: Sub-Saharan	255	Tanzania/Zanzibar
13	Africa: Sub-Saharan	228	Togo
13	Africa: Sub-Saharan	256	Uganda
13	Africa: Sub-Saharan	260	Zambia
13	Africa: Sub-Saharan	263	Zimbabwe
13	Africa: Sub-Saharan	229	Benin
13	Africa: Sub-Saharan	237	Cameroon
13	Africa: Sub-Saharan	238	Cape Verde Islands
13	Africa: Sub-Saharan	236	Central African Republic
13	Africa: Sub-Saharan	235	Chad
13	Africa: Sub-Saharan	269	Comoros
13	Africa: Sub-Saharan	242	Congo-Brazzaville

Schedule F

Region Code	Region Name	Country Code	Country Name
13	Africa: Sub-Saharan	243	Congo-Kinshasa
3	Americas: Andean	591	Bolivia
3	Americas: Andean	57	Colombia
3	Americas: Andean	593	Ecuador
3	Americas: Andean	51	Peru
3	Americas: Andean	58	Venezuela
4	Americas: Mercosur and Southern Cone	54	Argentina
4	Americas: Mercosur and Southern Cone	55	Brazil
4	Americas: Mercosur and Southern Cone	56	Chile
4	Americas: Mercosur and Southern Cone	595	Paraguay
4	Americas: Mercosur and Southern Cone	598	Uruguay
1	Americas: Mexico	52	Mexico
2	Americas: Other Central and Caribbean	1264	Anguilla
2	Americas: Other Central and Caribbean	1268	Antigua
2	Americas: Other Central and Caribbean	1242	Bahamas
2	Americas: Other Central and Caribbean	246	Barbados
2	Americas: Other Central and Caribbean	501	Belize
2	Americas: Other Central and Caribbean	441	Bermuda
2	Americas: Other Central and Caribbean	284	British Virgin Islands
2	Americas: Other Central and Caribbean	345	Cayman Islands
2	Americas: Other Central and Caribbean	506	Costa Rica
2	Americas: Other Central and Caribbean	809	Dominican Republic
2	Americas: Other Central and Caribbean	503	El Salvador
2	Americas: Other Central and Caribbean	473	Grenada
2	Americas: Other Central and Caribbean	590	Guadeloupe
2	Americas: Other Central and Caribbean	502	Guatemala
2	Americas: Other Central and Caribbean	504	Honduras
2	Americas: Other Central and Caribbean	876	Jamaica
2	Americas: Other Central and Caribbean	596	Martinique

Schedule F

Region Code	Region Name	Country Code	Country Name
2	Americas: Other Central and Caribbean	505	Nicaragua
2	Americas: Other Central and Caribbean	507	Panama
2	Americas: Other Central and Caribbean	869	St. Kitts/Nevis
2	Americas: Other Central and Caribbean	758	St. Lucia
2	Americas: Other Central and Caribbean	784	St. Vincent & Grenadines
2	Americas: Other Central and Caribbean	597	Suriname
2	Americas: Other Central and Caribbean	868	Trinidad& Tobago
2	Americas: Other Central and Caribbean	649	Turks & Caicos
2	Americas: Other Central and Caribbean	297	Aruba
2	Americas: Other Central and Caribbean	53	Cuba
2	Americas: Other Central and Caribbean	599	Curacao
2	Americas: Other Central and Caribbean	767	Dominica
2	Americas: Other Central and Caribbean	594	French Guiana
2	Americas: Other Central and Caribbean	592	Guyana
2	Americas: Other Central and Caribbean	509	Haiti
2	Americas: Other Central and Caribbean	664	Montserrat
101	Americas: U.S. and Canada	2	Canada
101	Americas: U.S. and Canada	1	USA
7	Asia: China, Hong Kong, Taiwan	86	China
7	Asia: China, Hong Kong, Taiwan	852	Hong Kong
7	Asia: China, Hong Kong, Taiwan	886	Taiwan
5	Asia: India, Pakistan and Afghanistan	93	Afghanistan
5	Asia: India, Pakistan and Afghanistan	91	India
5	Asia: India, Pakistan and Afghanistan	92	Pakistan
6	Asia: Other South	880	Bangladesh
6	Asia: Other South	975	Bhutan
6	Asia: Other South	960	Maldives
6	Asia: Other South	977	Nepal
6	Asia: Other South	94	Sri Lanka
8	Asia: Southeast, Korea and Japan	673	Brunei
8	Asia: Southeast, Korea and Japan	855	Cambodia
8	Asia: Southeast, Korea and Japan	62	Indonesia
8	Asia: Southeast, Korea and Japan	81	Japan

Schedule F

Region Code	Region Name	Country Code	Country Name
8	Asia: Southeast, Korea and Japan	856	Laos
8	Asia: Southeast, Korea and Japan	60	Malaysia
8	Asia: Southeast, Korea and Japan	95	Myanmar
8	Asia: Southeast, Korea and Japan	850	North Korea
8	Asia: Southeast, Korea and Japan	63	Philippines
8	Asia: Southeast, Korea and Japan	65	Singapore
8	Asia: Southeast, Korea and Japan	82	South Korea
8	Asia: Southeast, Korea and Japan	66	Thailand
8	Asia: Southeast, Korea and Japan	84	Vietnam
8	Asia: Southeast, Korea and Japan	670	East Timor
105	Asia-Pacific: Australia and New Zealand	61	Australia
105	Asia-Pacific: Australia and New Zealand	682	Cook Islands
105	Asia-Pacific: Australia and New Zealand	64	New Zealand
9	Asia-Pacific: Islands	679	Fiji
9	Asia-Pacific: Islands	689	French Polynesia
9	Asia-Pacific: Islands	686	Kiribati
9	Asia-Pacific: Islands	691	Micronesia
9	Asia-Pacific: Islands	674	Nauru
9	Asia-Pacific: Islands	687	New Caledonia
9	Asia-Pacific: Islands	680	Palau
9	Asia-Pacific: Islands	675	Papua New Guinea
9	Asia-Pacific: Islands	685	Samoa
9	Asia-Pacific: Islands	677	Solomon Islands
9	Asia-Pacific: Islands	676	Tonga
9	Asia-Pacific: Islands	688	Tuvalu
9	Asia-Pacific: Islands	678	Vanuatu
15	Europe: Central	420	Czech Republic
15	Europe: Central	372	Estonia
15	Europe: Central	36	Hungary
15	Europe: Central	371	Latvia
15	Europe: Central	370	Lithuania
15	Europe: Central	48	Poland
15	Europe: Central	421	Slovak Republic
16	Europe: Eastern	355	Albania
16	Europe: Eastern	387	Bosnia and Herzegovina
16	Europe: Eastern	359	Bulgaria
16	Europe: Eastern	385	Croatia
16	Europe: Eastern	383	Kosovo
16	Europe: Eastern	389	Macedonia
16	Europe: Eastern	382	Montenegro
16	Europe: Eastern	40	Romania
16	Europe. Eastern	381	Serbia
16	Europe: Eastern	90	Turkey
14	Europe: Russia & CIS	374	Armenia
14	Europe: Russia & CIS	994	Azerbaijan
14	Europe: Russia & CIS	375	Belarus
14	Europe: Russia & CIS	995	Georgia
14	Europe: Russia & CIS	8	Kazakhstan
14	Europe: Russia & CIS	996	Kyrgyzstan

Schedule F

Region Code	Region Name	Country Code	Country Name
14	Europe: Russia & CIS	373	Moldova
14	Europe: Russia & CIS	976	Mongolia
14	Europe: Russia & CIS	7	Russia
14	Europe: Russia & CIS	992	Tajikistan
14	Europe: Russia & CIS	993	Turkmenistan
14	Europe: Russia & CIS	380	Ukraine
14	Europe: Russia & CIS	998	Uzbekistan
102	Europe: Western	376	Andorra
102	Europe: Western	43	Austria
102	Europe: Western	32	Belgium
102	Europe: Western	357	Cyprus
102	Europe: Western	45	Denmark
102	Europe: Western	358	Finland
102	Europe: Western	33	France
102	Europe: Western	49	Germany
102	Europe: Western	30	Greece
102	Europe: Western	354	Iceland
102	Europe: Western	353	Ireland
102	Europe: Western	101	Isle of Man
102	Europe: Western	39	Italy
102	Europe: Western	102	Liechtenstein
102	Europe: Western	352	Luxembourg
102	Europe: Western	356	Malta
102	Europe: Western	377	Monaco
102	Europe: Western	31	Netherlands
102	Europe: Western	47	Norway
102	Europe: Western	351	Portugal
102	Europe: Western	386	Slovenia
102	Europe: Western	34	Spain
102	Europe: Western	46	Sweden
102	Europe: Western	41	Switzerland
102	Europe: Western	44	United Kingdom
10	Middle East: Gulf States	973	Bahrain
10	Middle East: Gulf States	98	Iran
10	Middle East: Gulf States	964	Iraq
10	Middle East: Gulf States	965	Kuwait
10	Middle East: Gulf States	968	Oman
10	Middle East: Gulf States	974	Qatar
10	Middle East: Gulf States	966	Saudi Arabia
10	Middle East: Gulf States	971	United Arab Emirates
10	Middle East: Gulf States	967	Yemen
11	Middle East: MENA	213	Algeria
11	Middle East: MENA	20	Egypt
11	Middle East: MENA	972	Israel
11	Middle East: MENA	962	Jordan
11	Middle East: MENA	961	Lebanon
11	Middle East: MENA	212	Morocco
11	Middle East: MENA	970	Palestinian Settlements
11	Middle East: MENA	963	Syrian Arab Republic
11	Middle East: MENA	216	Tunisia
11	Middle East: MENA	1212	Western Sahara
11	Middle East: MENA	218	Libya

Schedule F

Schedule F SCHEDULE E Lender Commitment Amounts Class A-R Loans Class A-R Lender Class A-R Commitment Amount Percentage Share Lending Office N/A N/A N/A N/A Class A-T Loans Class B Loans Class A-T Lender Class A-T Commitment Amount Percentage Share Lending Office The Norinchukin Bank $247,500,000 100% 1-2-1, Otemachi Chiyoda-Ku, Tokyo 100-8155, Japan Class B Lender Class B Commitment Amount Percentage Share Lending Office The Norinchukin Bank $45,000,000 100% 1-2-1, Otemachi Chiyoda-Ku, Tokyo 100-8155, Japan Schedule F SCHEDULE F STRUCTURE CHART

Schedule G SCHEDULE G TRANSACTION SUMMARY Schedule H SCHEDULE H [RESERVED]

Exhibit A-1 EXHIBIT A [FORM OF NOTE FOR CLASS [A-R][A-T][B] LOANS] $__________ _________, ____ FOR VALUE RECEIVED, the undersigned, NCPCIF SPV VI, LLC, a Delaware limited liability company (the "Borrower"), hereby unconditionally promises to pay to [______] (the "Lender"), or registered assigns, in lawful money of the United States of America and in immediately available funds, the principal amount of [___________________] DOLLARS. The principal amount shall be paid in the amounts and on the dates specified in the Credit Agreement. The Borrower further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement. The holder of this Note is authorized to endorse on Schedule I annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Class [A-R][A-T][B] Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof and each continuation thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Class [A-R][A-T][B] Loan. This Note (a) is a term Note and evidences the Class [A-R][A-T][B] Loans made by the Lender under, and is one of the Notes referred to in, the Credit Agreement, dated as of August 6, 2026 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Nuveen Churchill Private Capital Income Fund, as Servicer, the Lenders party thereto from time to time, U.S. Bank Trust Company, National Association, as Loan Agent, Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof. Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement. Exhibit A-2 All parties now and hereafter liable with respect to this Note, whether maker, principal, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind. Except as permitted by Section 12.6 of the Credit Agreement, this Note may not be participated by the Lender to any other Person. Without limiting the generality of the foregoing, this Note may be participated in whole or in part only by registration of such participation on the Participant Register. Except as permitted by Section 12.6 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person. Without limiting the generality of the foregoing, this Note may be assigned in whole or in part only by registration of such assignment or sale on the Register. [The indebtedness evidenced by this Note is subordinate in right and time of payment to certain other indebtedness of the Borrower under and pursuant to the terms of the Credit Agreement, including without limitation Section 2.13.]1 The failure to provide the Borrower and its agents with the properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, an Internal Revenue Service Form W-9 or Form W-8, as applicable (or applicable successor form)) or the failure to provide or update its FATCA information may result in withholding from payments in respect of the Note, including U.S. federal withholding or back-up withholding. "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any legislation, law, regulation, guidance notes or practice enacted or promulgated pursuant to an intergovernmental agreement entered into in connection with such Sections of the Code. Solely for the purposes of this paragraph, "FATCA" shall include any amendment made to FATCA after the date of the Credit Agreement. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. [Borrower] By: Name: Title: 1 Insert for the Class B Loans.

Exhibit A-3 SCHEDULE I This Note evidences the Class [A-R][A-T][B] Loans made by [______] (the "Lender") to [•] (the "Borrower") under the Credit Agreement dated as of August 6, 2026 among the Borrower, Nuveen Churchill Private Capital Income Fund, as Servicer, the Lenders party thereto from time to time U.S. Bank Trust Company, National Association, as Loan Agent, Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian, in the principal amounts and on the dates set forth below, subject to the payments and prepayments of principal set forth below: DATE PRINCIPAL AMOUNT LOANED PRINCIPAL AMOUNT PAID OR PREPAID PRINCIPAL BALANCE OUTSTANDING NOTATION BY Exhibit B-1 EXHIBIT B [FORM OF NOTICE OF BORROWING] [Date] U.S. Bank Trust Company, National Association, as Loan Agent 214 N. Tryon Street Charlotte, North Carolina 28202 Reference: Loan Agency – NCPCIF SPV VI, LLC E-mail: loan.agency@usbank.com, with a copy to tyler.lozinski1@usbank.com U.S. Bank Trust Company, National Association, as Collateral Agent and Collateral Administrator 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: Global Corporate Trust – NCPCIF SPV VI, LLC Email: churchill.custody@usbank.com, with a copy to alanna.silas@usbank.com U.S. Bank National Association, as Custodian and Securities Intermediary 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: Global Corporate Trust – NCPCIF SPV VI, LLC Email: churchill.custody@usbank.com, with a copy to alanna.silas@usbank.com NOTICE OF BORROWING This Notice of Borrowing is made pursuant to Section 2.2 of that certain Credit Agreement dated as of August 6, 2026 (as the same may from time to time be amended, supplemented, waived or modified, the "Credit Agreement") among NCPCIF SPV VI, LLC, as borrower, the Lenders parties thereto from time to time (collectively, the "Lenders"), Nuveen Churchill Private Capital Income Fund, as Servicer, U.S. Bank Trust Company, National Association, as Loan Agent, Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. 1. The Borrower hereby requests that on ______________, ____ (the "Borrowing Date") it receive a Borrowing of Class [A-R][A-T][B] Loans under the Credit Agreement in an aggregate principal amount of _____________ Dollars ($_______) (the "Requested Amount"). 2. The Borrower hereby gives notice of its request for such Class [A-R][A-T][B] Loans in the aggregate principal amount equal to the Requested Amount to the Lenders and the Loan Agent pursuant to Section 2.2 of the Credit Agreement and requests the Loan Agent to remit, or cause to be remitted, the proceeds thereof to the Collection Account in its respective Percentage Share of the Requested Amount.

Exhibit B-2 3. The Borrower certifies that immediately after giving effect to the proposed Borrowing on the Borrowing Date each of the applicable conditions precedent set forth in Section 3.2 of the Credit Agreement is satisfied, including: [(i) the conditions precedent set forth in Section 3.1 of the Credit Agreement shall have been fully satisfied on or prior to the Borrowing Date referred to above; (ii) The Agents shall have received evidence satisfactory to the Loan Agent and the Lenders that (w) the grant of security pursuant to the Granting Clause herein of all of the Borrower's right, title and interest in and to the Collateral pledged to the Collateral Agent on the Closing Date shall be effective in all relevant jurisdictions, (x) delivery of such Collateral in accordance with Section 8.7 of the Credit Agreement to the Custodian shall have been effected, (y) the Borrower (or the Servicer on behalf of the Borrower) will deliver electronic copies of all Related Contracts and any promissory notes in physical form in its possession to the Custodian in accordance with Sections 5.26 and 14.1 of the Credit Agreement and (z) the Collateral Agent (for the benefit of the Secured Parties) shall have a security interest in such Collateral. (iii) Attached hereto as Exhibit A is a schedule listing the Collateral Loans owned by the Borrower on the Closing Date, to the effect that, (1) in the case of each item of Collateral pledged to the Collateral Agent, on the Closing Date and immediately prior to the delivery thereof on or prior to the Closing Date, (A)(w) the Borrower is the owner of such Collateral free and clear of any liens, claims or encumbrances of any nature whatsoever except for Permitted Liens and those which have been released on or prior to the Closing Date; (x) the Borrower has acquired its ownership in such Collateral in good faith without notice of any adverse claim, except as described in clause (w) above; (y) the Borrower has not assigned, pledged or otherwise encumbered any interest in such Collateral (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than pursuant to this Agreement; and (z) the Borrower has full right to grant a security interest in and assign and pledge such Collateral to the Collateral Agent; and (B) upon the Grant by the Borrower of a security interest in the Collateral pursuant to the Granting Clause of the Credit Agreement and upon delivery of Collateral that is required to be delivered to the Collateral Agent under the Credit Agreement, the filing of all UCC-1 financing statements as are necessary to perfect the interests of the Secured Parties in the Collateral and the execution of the Account Control Agreement, the Collateral Agent has a first priority perfected security interest in the Collateral, except in respect of any Permitted Lien or as otherwise permitted by this Agreement and (2) immediately before and after giving effect to the Borrowings, the Overcollateralization Ratio Test Exhibit B-3 shall be satisfied (as demonstrated in a writing attached hereto as Exhibit B).]2 (1) immediately after giving effect to such Borrowing (and, for the avoidance of doubt, if any of the following limits would be exceeded on a pro forma basis, such Borrowing shall not be permitted), (i) in the case of the Borrowing of a Class A-R Loan, the aggregate outstanding principal amount of the Class A-R Loans shall not exceed the Total Class A-R Commitment as in effect on such Borrowing Date; and (ii) in the case of a Borrowing of a Class A-T Loan, the aggregate outstanding principal amount of the Class A-T Loans shall not exceed the Total Class A-T Commitment as in effect on such Borrowing Date; (ii) in the case of a Borrowing of a Class B Loan, the aggregate outstanding principal amount of the Class B Loans shall not exceed the Total Class B Commitment as in effect on such Borrowing Date; (2) no Commitment Shortfall shall exist after giving effect to such Borrowing; (3) immediately before and after such Borrowing, no Default shall have occurred and be continuing both before and after giving effect to the funding of such Loan; (4) the representations and warranties of the Borrower contained in this Agreement and each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) both before and after giving effect to the funding of such Loan; (5) no law or regulation shall have been adopted, no order, judgment or decree of any Governmental Authority shall have been issued, and no litigation shall be pending or, to the actual knowledge of a Senior Authorized Officer of the Borrower, threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain the funding or repayment of the Loans or the consummation of the transactions among the Borrower, the Servicer, the Lenders and the Agents contemplated by this Agreement; and (6) Immediately after giving effect to the funding thereof, the outstanding principal amount of the Class A Loans shall be not greater than [55]% of the Principal Collateralization Amount.3 2 To be added only for the Initial Borrowing. 3 To be added only for the Initial Borrowing.

Exhibit B-4 (7) Immediately after giving effect to the funding thereof, the outstanding principal amount of the Class A Loans and the Class B Loans, in the aggregate, shall be not greater than [65]% of the Principal Collateralization Amount.4 (8) immediately after giving effect to the requested Borrowing, the Eligibility Criteria shall be satisfied (as demonstrated in a writing attached to such Notice of Borrowing). IN WITNESS WHEREOF, this Notice of Borrowing has been executed as of the date first written above. [•] By: Name: Title: 4 To be added only for the Initial Borrowing. Exhibit B-5 Schedule I to Notice of Borrowing Calculation of the Eligibility Criteria

Exhibit B-6 Schedule II to Notice of Borrowing Collateral Loan Schedule Exhibit B-7 [Exhibit A to Notice of Borrowing Collateral Loan Schedule on the Closing Date]

Exhibit B-8 [Exhibit B to Notice of Borrowing Calculation of the Overcollateralization Ratio Test] Exhibit C-1 EXHIBIT C [FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT] Dated as of [_____] Reference is made to the Credit Agreement, dated as of August 6, 2026 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NCPCIF SPV VI, LLC, a Delaware limited liability company, as borrower, the Lenders party thereto from time to time, Nuveen Churchill Private Capital Income Fund, as Servicer, U.S. Bank Trust Company, National Association, as Loan Agent, Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The Assignor identified on Schedule I hereto (the "Assignor") and the Assignee identified on Schedule I hereto (the "Assignee") agree as follows: (i) The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases [for an agreed consideration] [for a purchase price of [____]]7 and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described on Schedule I hereto (the "Assigned Interest"). (ii) The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interests being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Servicer or the performance or observance by the Borrower or the Servicer of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches all Notes held by it evidencing the Assigned Interest and (1) requests that the Loan Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (2) if the Assignor has retained any Loans, requests that the Loan Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date). (iii) The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and other information delivered pursuant to Section 5.1 of the Credit Agreement and such other documents and information as it 7 Insert the applicable formulation, based on the parties' preference.

Exhibit C-2 has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (c) agrees that, except as may be otherwise expressly agreed in writing between the Assignee, on the one hand, and the Assignor, an Agent or a Lender, as the case may be, on the other hand, it will, independently and without reliance upon the Assignor, such Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Loan Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Loan Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement (including Section 11.4(d) thereof) and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (f) represents and warrants that it (and each account for which it is acquiring the Assigned Interest) is a "qualified purchaser" for purposes of Section 3(c)(7) of the Investment Company Act; and (g) (1) if it is, or is acting on behalf of, a Benefit Plan Investor, its acquisition, holding and disposition of the Loans (or any interest therein) do not and will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (2) if it is a governmental, church, non-U.S. or other plan, its acquisition, holding and disposition of the Loans (or any interest therein) do not and will not constitute or result in a violation of any Similar Law; and (h) represents and warrants that: Please check the correct statement. ______ It is, or is acting on behalf of, a Benefit Plan Investor; ______ It is not, and is not acting on behalf of, a Benefit Plan Investor; "Benefit Plan Investor" means (A) any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the fiduciary responsibility provisions of Title I of ERISA, (B) any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, or (C) any entity whose underlying assets are treated as "plan assets" (for purposes of ERISA or Section 4975 of the Code) by reason of any such employee benefit plan's or plan's investment in the entity. (iv) The effective date of this Assignment and Assumption Agreement shall be the Effective Date of Assignment described on Schedule I hereto (the "Effective Date"). Following the execution of this Assignment and Assumption Agreement, it will be delivered to the Loan Agent for acceptance by it and recording by the Loan Agent pursuant to the Credit Agreement, effective as of the Effective Date. (v) Upon such acceptance and recording, from and after the Effective Date, the Loan Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date] [to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent Exhibit C-3 to the Effective Date]8. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Loan Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. (vi) From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement. (vii) This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York. (viii) This Assignment and Assumption Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. This Assignment and Assumption Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. [Remainder of page intentionally left blank | signature page follows] 8 Insert the applicable formulation, based on the agreement of the parties. If the latter formulation is used, consider including the amount of accrued interest payable by the Assignee to the Assignor.

Exhibit C-4 IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed as of the date first above written by their respective duly authorized officers. [INSERT NAME OF ASSIGNOR], as Assignor By: Authorized Signatory [INSERT NAME OF ASSIGNEE] as Assignee By: Authorized Signatory Exhibit C-5 Schedule I to Assignment and Assumption Agreement Name of Assignor: ___________________________ Name and address of Assignee: _______________________ _______________________ _______________________ Effective Date of Assignment: ______________________ [Principal Amount of Class A-R Loans Assigned: $ ______]9 [Percentage of Class A-R Loans Assigned: ___%]10 [Principal Amount of Undrawn Commitment Assigned: $ ______]11 [Percentage of Undrawn Commitment Assigned: ___%]12 [Principal Amount of Class A-T Loans Assigned: $ ______]13 [Percentage of Class A-T Loans Assigned: ___%]14 [Principal Amount of Class A-T Commitment Assigned: $ ______]15 [Percentage of Class A-T Commitment Assigned: ___%]16 [Principal Amount of Class B Loans Assigned: $ ______]17 [Percentage of Class B Loans Assigned: ___%]18 9 Insert for assignment of funded Class A-R Loans. 10 Insert for assignment of funded Class A-R Loans. 11 Insert for assignment of Undrawn Commitment. 12 Insert for assignment of Undrawn Commitment. 13 Insert for assignment of funded Class A-T Loans. 14 Insert for assignment of funded Class A-T Loans. 15 Insert for assignment of unfunded Class A-T Loans. 16 Insert for assignment of unfunded Class A-T Loans. 17 Insert for assignment of funded Class B Loans. 18 Insert for assignment of funded Class B Loans.

Exhibit C-6 [Principal Amount of Class B Commitment Assigned: $ ______]19 [Percentage of Class B Commitment Assigned: ___%]20 U.S. Tax Compliance Certificate and applicable withholding forms (select one): □ Attached □ Previously provided 19 Insert for assignment of unfunded Class B Loans. 20 Insert for assignment of unfunded Class B Loans. Exhibit D-1 EXHIBIT D Scope of Collateral Report21 1. The Aggregate Principal Balance of all Collateral Loans and Equity Securities 2. The balance of all Eligible Investments and Cash in each of (together with location of each such account): a. The Collection Account b. The Payment Account c. The Future Funding Reserve Account d. The Interest Reserve Account e. The Lender Collateral Account (and each Lender Collateral Subaccount) f. The Custodial Account g. The Closing Expense Account 3. Commitment, rating of and outstanding amounts for the Loans 4. The nature, source and amount of any proceeds in the Collection Account (including Principal Proceeds and Interest Proceeds received since the date of determination of the last Collateral Report or Payment Date Report) and the Future Funding Reserve Account 5. Compliance level of Coverage Tests vs. test then in effect a. Calculation of Overcollateralization Ratio b. Calculation of Interest Coverage Ratio 6. Compliance with Collateral Quality Test b. Maximum Weighted Average Life Test c. Minimum Weighted Average S&P Recovery Rate Test d. S&P CDO Monitor Test e. Minimum Weighted Average Coupon Test f. Minimum Weighted Average Spread Test 21 TBD

Exhibit D-2 7. Compliance with Concentration Limitations a. Senior Secured Loans b. S&P Industry Classification c. Obligor concentrations d. First Lien/Last Out Loans and Second Lien Loans e. Fixed Rate Obligations f. Eligible Cov-Lite Loans g. DIP Loans h. Current Pay Obligations i. Collateral Loans that permit payment of interest less frequently than quarterly j. Revolving Collateral Loans and Delayed Funding Loans k. Aggregate Participation Exposure l. The country of Domicile m. Collateral Loans with an S&P Rating of "CCC" or below n. Collateral Loans for which the Obligors have a trailing twelve month EBITDA of less than $15,000,000 at the time of acquisition o. Partial PIK Loans p. S&P Rating derived from a rating by Moody's q. Discount Loans r. Collateral Loans with a Credit Estimate 8. Listing of all Collateral Loans with attributes including a. Obligor name b. Maximum Principal Balance (commitment amount) c. Principal Balance (outstanding amount) d. Exposure Amount e. Unsettled Amount Exhibit D-3 f. S&P Industry Classification g. Whether each loan is fixed or floating h. Spread over the applicable index or benchmark rate (for Floating Rate Obligations) i. Interest coupon (for Fixed Rate Obligations) j. Maturity date k. public rating by Moody's (if any) l. S&P Rating, unless such rating is based on a Credit Estimate unpublished by S&P (and, in the event of a downgrade or withdrawal of the applicable S&P Rating, the prior rating and the date such S&P Rating was changed) m. S&P Recovery Rate n. S&P Weighted Average Rating Factor o. Whether such Collateral Loan is a Credit Risk Loan, Credit Improved Loan, Defaulted Loan, Current Pay Obligation, Discount Loan, CCC or First Lien/Last Out Loan p. Country of Domicile q. Frequency of interest payment r. Revolving Collateral Loans or Delayed Funding Loans s. Whether such Collateral Loan is a DIP Loan, is owned via Participation Interest or is an Eligible Cov-Lite Loan t. The benchmark rate floor in effect (if any) for each Collateral Loan u. Whether the Obligor has a trailing twelve month EBITDA of less than $15,000,000 at the time of acquisition v. Diversity Score w. Partial PIK Loans 9. Collateral Loan rating status (listing of all Collateral Loans) a. Obligor name b. Collateral Loan purchase date

Exhibit D-4 c. S&P Rating, unless such rating is based on a Credit Estimate unpublished by S&P (and, in the event of a downgrade or withdrawal of the applicable S&P Rating, the prior rating and the date such S&P Rating was changed) d. Credit Estimate issue date (if applicable) e. Date of expiry of Credit Estimate (if applicable) f. Date of last amendment 10. For Defaulted Loans a. Default Date b. Days in Default c. Principal Balance d. Principal Collateralization Amount (and the method of calculation thereof) e. If an Appraisal has been received in last 3 months f. Appraisal Value g. Whether any default of the type specified in clauses (a) and (b) of the definition of "Defaulted Loan" is unrelated to credit-related issues 11. Participations a. All loans owned via Participation Interest b. Selling Institution for each Participation Interest c. S&P Rating for each Selling Institution 12. Weighted Average S&P Recovery Rate 13. [Reserved] 14. List of all First Lien/Last Out Loans 15. List all Discount Loans and applicable purchase price 16. List all Defaulted Loans 17. List all Long Dated Loans 18. Five S&P Monitor benchmarks Exhibit D-5 19. S&P Rating 20. List of all unelevated participations 21. Assets purchased or sold within the Due Period including a. Facility Name b. Trade/Settlement Dates c. Reason for sale/ transaction motivation (e.g. Discretionary, Credit Risk, Credit Improved) d. Purchaser or seller is an affiliate of the Borrower? e. Par amount f. Price g. Proceeds h. Accrued interest 22. A tabular presentation setting out each rating represented by a Collateral Loan (or Collateral Loans) in the portfolio, and the size of such representation as a percentage of all Collateral Loans in the aggregate. 23. List all Collateral Loans rated "CCC" (high) or below.

Exhibit E-1 EXHIBIT E Scope of Payment Date Report 1. Quarterly Payment Date waterfall list application of all Interest Proceeds and Principal Proceeds 2. Beginning and ending balance of the Loans 3. Beginning and ending balance of all Covered Accounts 4. Calculations of the Collateral Quality Test and Coverage Tests Exhibit F-1 EXHIBIT F [RESERVED]

Exhibit F-2 EXHIBIT G [Reserved] Exhibit H-1 EXHIBIT H [RESERVED]

Exhibit I-1-1 EXHIBIT I-122 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of August 6, 2026 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NCPCIF SPV VI, LLC, as the Borrower, the Lender party thereto from time to time, Nuveen Churchill Private Capital Income Fund, as Servicer, U.S. Bank Trust Company, National Association, as Loan Agent, Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian. Pursuant to the provisions of Section 11.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a "ten percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Loan Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Loan Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Loan Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ] 22 TBD on all tax forms. Exhibit I-2-1 EXHIBIT I-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of August 6, 2026 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NCPCIF SPV VI, LLC, as the Borrower, the Lenders party thereto from time to time, Nuveen Churchill Private Capital Income Fund, as Servicer, U.S. Bank Trust Company, National Association, as Loan Agent, Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian. Pursuant to the provisions of Section 11.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a "ten percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non- U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

Exhibit I-3-1 EXHIBIT I-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of August 6, 2026 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NCPCIF SPV VI, LLC, as the Borrower, the Lenders party thereto from time to time, Nuveen Churchill Private Capital Income Fund, as Servicer, U.S. Bank Trust Company, National Association, as Loan Agent, Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian. Pursuant to the provisions of Section 11.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a "bank" extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a "ten percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ] Exhibit I-4-1 EXHIBIT I-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of August 6, 2026 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NCPCIF SPV VI, LLC, as the Borrower, the Lenders party thereto from time to time, Nuveen Churchill Private Capital Income Fund, as Servicer, U.S. Bank Trust Company, National Association, as Loan Agent, Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian. Pursuant to the provisions of Section 11.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a "bank" extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a "ten percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Loan Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Loan Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Loan Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

Exhibit J-1 EXHIBIT J DOCUMENT CHECKLIST Collateral Loan: ______________ Obligor Name:_____________________ Date:_______________________ Description of Related Contract Original or Copy The undersigned certifies that the above Related Contracts have been delivered to U.S. Bank National Association, as Custodian, on the date referenced above. [Borrower] or [Servicer] By:__________________________ Name:________________________ Title:_________________________ Exhibit K-1 EXHIBIT K [RESERVED]

Exhibit L-1 EXHIBIT L FORM OF [PREPAYMENT][COMMITMENT REDUCTION]1 NOTICE U.S. Bank Trust Company, National Association, as Loan Agent 214 N. Tryon Street Charlotte, North Carolina 28202 Reference: Loan Agency – NCPCIF SPV VI, LLC E-mail: loan.agency@usbank.com, with a copy to tyler.lozinski1@usbank.com U.S. Bank Trust Company, National Association, as Collateral Agent [214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: Global Corporate Trust – NCPCIF SPV VI, LLC Email: churchill.custody@usbank.com, with a copy to alanna.silas@usbank.com] S&P 55 Water Street, 41st Floor New York, New York 10041-0003 Email: cdo_surveillance@spglobal.com Date: [•]/20[•] RE: [Voluntary Prepayment][Commitment Reduction]2 Reference is made to the Credit Agreement dated as of August 6, 2026, among NCPCIF SPV VI, LLC, as Borrower, the Lenders party thereto from time to time, Nuveen Churchill Private Capital Income Fund, as Servicer, U.S. Bank Trust Company, National Association, as Collateral Agent and Collateral Administrator and U.S. Bank National Association, as Custodian, as amended from time to time in accordance with its terms, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. In accordance with Section 2.7 of the Credit Agreement, we hereby provide notice that as of [•], 20[•], the [Class A-R Loans][Class A-T Loans][Class B Loans]3 will be prepaid in the principal amount of $[•] together with accrued interest thereon to the date of prepayment [and the Commitment Reduction Amount shall be $[•]]4. 1 Delete as appropriate 2 Delete as appropriate 3 Delete as appropriate 4 Insert if there is a reduction of the Total Class A-R Commitment. Exhibit L-2 I, the undersigned, an Authorized Officer of the Borrower hereby certifies that the requirements set forth in Section 2.7(d) of the Credit Agreement with respect to such proposed prepayment of the [Class A-R Loans][Class A-T Loans][Class B Loans]5 have been satisfied. [Signature page follows] IN WITNESS WHEREOF, this Certificate has been executed as of the date first written above. [•], as Borrower By: __________________________________ Name: Title: 5 Delete as appropriate